UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06341
                                                     ---------------------

                   Columbia National Municipal Bond Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



            1301 SW Sixth Avenue, PO Box 1350, Portland, Oregon 97207
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               Mark Wentzien, Esq.
                            Columbia Management Group
                        1301 SW Sixth Avenue, PO Box 1350
                             Portland, Oregon 97207
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-503-222-3600
                                                           -------------------

                  Date of fiscal year end:  August 31, 2004
                                           ------------------

                  Date of reporting period: February 29, 2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



                      COLUMBIA FUNDS

                      SEMIANNUAL REPORT

                      FEBRUARY 29, 2004





                      COLUMBIA COMMON STOCK FUND

                      COLUMBIA GROWTH FUND

                      COLUMBIA INTERNATIONAL STOCK FUND

                      COLUMBIA MID CAP GROWTH FUND

                      COLUMBIA SMALL CAP GROWTH FUND

                      COLUMBIA REAL ESTATE EQUITY FUND

                      COLUMBIA TECHNOLOGY FUND

                      COLUMBIA STRATEGIC INVESTOR FUND

                      COLUMBIA BALANCED FUND

                      COLUMBIA SHORT TERM BOND FUND

                      COLUMBIA FIXED INCOME SECURITIES FUND

                      COLUMBIA NATIONAL MUNICIPAL BOND FUND

                      COLUMBIA OREGON MUNICIPAL BOND FUND

                      COLUMBIA HIGH YIELD FUND

                      COLUMBIA DAILY INCOME COMPANY

Photo of Woman Standing

TABLE OF CONTENTS


Economic Update ....................................    1

Columbia Common Stock Fund .........................    2

Columbia Growth Fund ...............................    5

Columbia International Stock Fund ..................    8

Columbia Mid Cap Growth Fund .......................   11

Columbia Small Cap Growth Fund .....................   14

Columbia Real Estate Equity Fund ...................   17

Columbia Technology Fund ...........................   20

Columbia Strategic Investor Fund ...................   23

Columbia Balanced Fund .............................   26

Columbia Short Term Bond Fund ......................   29

Columbia Fixed Income Securities Fund ..............   32

Columbia National Municipal Bond Fund ..............   35

Columbia Oregon Municipal Bond Fund ................   38

Columbia High Yield Fund ...........................   41

Columbia Daily Income Company ......................   44

Financial Statements ...............................   47

Shareholder Meeting Results ........................  195

Important Information
About This Report ..................................  196

Columbia Funds .....................................  197

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

Not FDIC           May Lose Value
Insured           No Bank Guarantee


TO OUR FELLOW SHAREHOLDERS______________________________________________________
                                                                  COLUMBIA FUNDS

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization will deliver additional research, management, and product capabilities to you.

There are no immediate changes planned for fund names, product lines, or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement will require the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We also want you to know that your fund's Board of Directors has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Directors:

     o ELECTED AN INDEPENDENT DIRECTOR TO CHAIR THE TWELVE-PERSON BOARD. IN ADDITION, EACH COMMITTEE OF THE BOARD IS COMPRISED OF DIRECTORS WHO ARE COMPLETELY INDEPENDENT OF THE ADVISOR AND ITS AFFILIATES.

     o APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. DIRECTORS WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH BETTER ABLE TO MONITOR PERFORMANCE OF INDIVIDUAL FUNDS.

     o VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH DIRECTOR IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE DIRECTORS WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND DIRECTORS TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY A BOARD DESIGNATED COMMITTEE).

Both your fund's directors and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment and the performance of 15 Columbia funds. The "Economic Update" provides an overview of the investing environment during the past six months. The individual fund reports feature commentary from fund managers, followed by financial statements for each fund.

We hope that you will take time to read the reports of the funds you own and discuss them with your financial advisor if you have any questions. If you have any questions about your account, please feel free to call Columbia's shareholder services department at 800-345-6611.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald                      /s/ J. Kevin Connaughton

Thomas C. Theobald                          J. Kevin Connaughton
Chairman, Board of Directors                President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

Sidebar:

SUMMARY

FOR THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 29, 2004

   o THE US STOCK MARKET BENEFITED FROM INVESTOR ENTHUSIASM AND AN INCREASE IN CORPORATE PROFITS. BOTH THE RUSSELL 3000 INDEX, WHICH TRACKS APPROXIMATELY 98% OF THE US STOCK MARKET, AND THE S&P 500 INDEX POSTED DOUBLE-DIGIT RETURNS THIS PERIOD.

[Illustration of 2 arrows pointing up]

                         S&P 500            RUSSELL 3000
                          INDEX                INDEX

                          14.59%               15.06%

   O PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS. AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY ONLY INDEX, THIS SECTOR POSTED A RETURN MORE THAN PERCENTAGE POINTS HIGHER THAN THE RETURN FOR INVESTMENT-GRADE BONDS, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

[Illustration of 2 arrows pointing up]

                       MERRILL LYNCH           LEHMAN
                         INDEX                 INDEX

                         10.32%                4.92%


The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalizations.

The Merrill Lynch US High Yield, Cash Pay Only Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.


ECONOMIC UPDATE_________________________________________________________________
                                                                  COLUMBIA FUNDS

The US economy grew rapidly in the six-month reporting period that began September 1, 2003 and ended February 29, 2004. A combination of factors accounted for the economy's stronger growth in the first half of this reporting period. A sizeable package of tax cuts, implemented in 2003, gave disposable income a boost. Federal income taxes fell across all tax brackets. Many taxpayers received tax rebate checks late last summer, which helped prop up consumer spending throughout this reporting period. There are warning signs for 2004, however. Early in 2004, consumer confidence slipped. Unemployment claims rose. Even the housing market, which has been hot for years, showed signs of weakness.

The business sector contributed to the economy's growth as industrial production rose over the past six months. Business spending--especially on technology-related items--showed strength as corporate profits rose. However, orders for durable goods declined in January, interrupting five consecutive months of gains. Computer and electronic equipment orders rose, but transportation equipment orders fell sharply.

US STOCKS HEADED HIGHER

The US stock market gained ground, but its rate of return slowed in the final month of the period as disappointing economic data gave investors pause. The S&P 500 Index returned 14.59% for this six-month period as all sectors of the market benefited from rising corporate profits. Defensive sectors, such as energy, materials and consumer staples were the strongest performers, as investors started to hedge their bets on the economy. Technology, which led the stock market rally in its early stage last year, pulled back during the period.

INTERNATIONAL STOCK MARKETS REPORTED STRONG RETURNS

A rebound in economic growth and a declining US dollar helped international stock markets post returns that were generally stronger than in the United States. The MSCI EAFE Index, a broad measure of performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 25.22%. European stock markets responded to improving economic data and relatively low interest rates. Japan's economy continued to report steady but modest growth. Yet its stock market cooled after a run-up in the six months prior to this reporting period. Although the Chinese economy cooled somewhat in 2003, its stock market soared. The MSCI China Index returned 43.07%.

BONDS DELIVER RESPECTABLE GAINS

A growing economy continued to boost investor enthusiasm for high-yield bonds. The Merrill Lynch US High Yield, Cash Pay Only Index returned 10.32%. And as interest rates moved lower, other segments of the bond market delivered respectable gains. The yield on the benchmark 10-year US Treasury bond edged downward from 4.46% to 3.97% during the period. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, returned 4.92%. However, money market fund yields remained below 1%, as the Fed kept short-term interest rates at their historical lows.

Sidebar:

PERFORMANCE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04 ($)

   SALES CHARGE     WITHOUT     WITH
   -----------------------------------
   Class A          24,071      22,680
   -----------------------------------
   Class B          23,804      23,804
   -----------------------------------
   Class C          23,804      23,804
   -----------------------------------
   Class D          23,792      23,549
   -----------------------------------
   Class Z          24,187       n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION_________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

VALUE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04

(MOUNTAIN CHART)

                 CLASS A       CLASS A
                 SHARES        SHARES
                 WITHOUT     WITH SALES    S&P 500
                SALES CHARGE    CHARGE       INDEX
              ------------  ----------   ---------
03/1994          9425.00     10000.00     10000.00
                 9066.00      9619.00      9564.00
                 9200.00      9761.00      9686.00
                 9377.00      9949.00      9845.00
                 9065.00      9618.00      9604.00
                 9427.00     10002.00      9919.00
                 9721.00     10314.00     10326.00
                 9482.00     10061.00     10073.00
                 9531.00     10113.00     10299.00
                 9297.00      9864.00      9925.00
                 9494.00     10073.00     10071.00
                 9576.00     10160.00     10332.00
                 9970.00     10578.00     10735.00
                10177.00     10797.00     11052.00
                10290.00     10917.00     11377.00
                10623.00     11271.00     11832.00
                10780.00     11438.00     12106.00
                11191.00     11874.00     12508.00
                11292.00     11980.00     12540.00
                11682.00     12395.00     13069.00
                11518.00     12220.00     13022.00
                12037.00     12771.00     13593.00
                12421.00     13179.00     13856.00
                12654.00     13427.00     14327.00
                12848.00     13632.00     14460.00
                13115.00     13915.00     14599.00
                13296.00     14108.00     14813.00
                13570.00     14398.00     15196.00
                13657.00     14490.00     15253.00
                13019.00     13814.00     14579.00
                13549.00     14376.00     14887.00
                14080.00     14939.00     15725.00
                14127.00     14989.00     16159.00
                15083.00     16003.00     17381.00
                14991.00     15906.00     17036.00
                15489.00     16434.00     18101.00
                15636.00     16590.00     18242.00
                15408.00     16348.00     17493.00
                15838.00     16804.00     18537.00
                16759.00     17782.00     19666.00
                17446.00     18511.00     20547.00
                18692.00     19833.00     22182.00
                18144.00     19251.00     20940.00
                18919.00     20073.00     22088.00
                18204.00     19315.00     21350.00
                18486.00     19614.00     22339.00
                18793.00     19940.00     22723.00
                18904.00     20057.00     22975.00
                19970.00     21189.00     24631.00
                20917.00     22193.00     25893.00
                20934.00     22211.00     26154.00
                20523.00     21775.00     25704.00
                21738.00     23064.00     26748.00
                21490.00     22801.00     26464.00
                18297.00     19413.00     22638.00
                19247.00     20421.00     24089.00
                20413.00     21658.00     26047.00
                21691.00     23014.00     27626.00
                23732.00     25180.00     29217.00
                24821.00     26335.00     30438.00
                24198.00     25674.00     29491.00
                25473.00     27027.00     30671.00
                25873.00     27452.00     31858.00
                25182.00     26719.00     31106.00
                26993.00     28640.00     32833.00
                26164.00     27761.00     31808.00
                25688.00     27255.00     31652.00
                25210.00     26748.00     30785.00
                26710.00     28340.00     32734.00
                27664.00     29352.00     33398.00
                29847.00     31668.00     35365.00
                28710.00     30461.00     33590.00
                29867.00     31689.00     32955.00
                32943.00     34953.00     36178.00
                31912.00     33859.00     35089.00
                30549.00     32413.00     34370.00
                31924.00     33871.00     35219.00
                31541.00     33465.00     34669.00
                33493.00     35536.00     36822.00
                30984.00     32875.00     34878.00
                30002.00     31833.00     34732.00
                27605.00     29289.00     31995.00
                28138.00     29854.00     32152.00
                28670.00     30419.00     33293.00
                25559.00     27118.00     30257.00
                23928.00     25388.00     28338.00
                25790.00     27363.00     30540.00
                25906.00     27486.00     30745.00
                25201.00     26739.00     29998.00
                24705.00     26212.00     29704.00
                23017.00     24422.00     27844.00
                20810.00     22080.00     25595.00
                21203.00     22497.00     26083.00
                22868.00     24263.00     28084.00
                23188.00     24603.00     28331.00
                22562.00     23938.00     27918.00
                22097.00     23445.00     27379.00
                22840.00     24233.00     28408.00
                21307.00     22607.00     26687.00
                21331.00     22632.00     26489.00
                19729.00     20932.00     24603.00
                17906.00     18998.00     22687.00
                18092.00     19196.00     22834.00
                16187.00     17174.00     20352.00
                17522.00     18591.00     22143.00
                18684.00     19824.00     23447.00
                17399.00     18460.00     22071.00
                17002.00     18039.00     21493.00
                16664.00     17680.00     21170.00
                16757.00     17779.00     21375.00
                18087.00     19191.00     23137.00
                18916.00     20070.00     24356.00
                19114.00     20280.00     24668.00
                19476.00     20664.00     25102.00
                20095.00     21321.00     25592.00
                19733.00     20937.00     25320.00
                20854.00     22126.00     26753.00
                21133.00     22423.00     26989.00
                21985.00     23326.00     28403.00
                22231.00     23588.00     28926.00
02/2004         22680.00     24071.00     29318.00

The above illustration assumes a $10,000 investment made on March 1,1994, and reinvestment of income and capital gains distributions. In addition, the graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)



SHARE CLASS                        A                   B                  C                  D             Z
----------------------------------------------------------------------------------------------------------------
INCEPTION                       11/01/02            11/01/02          10/13/03           11/01/02     10/01/91
----------------------------------------------------------------------------------------------------------------
SALES CHARGE                WITHOUT     WITH     WITHOUT   WITH   WITHOUT    WITH    WITHOUT    WITH    WITHOUT
----------------------------------------------------------------------------------------------------------------
6-month (cumulative)         12.90       6.40     12.44     7.44   12.44     11.44    12.45     10.33    13.09
----------------------------------------------------------------------------------------------------------------
1-year                       36.14      28.31     34.90    29.90   34.90     33.90    34.83     32.49    36.60
----------------------------------------------------------------------------------------------------------------
5-year                       -1.29      -2.45     -1.51    -1.84   -1.51     -1.51    -1.52     -1.71    -1.19
----------------------------------------------------------------------------------------------------------------
10-year                       9.18       8.53      9.06     9.06    9.06      9.06     9.05      8.94     9.23



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)



SHARE CLASS                      A                B               C                 D             Z
-------------------------------------------------------------------------------------------------------
SALES CHARGE                WITHOUT  WITH   WITHOUT   WITH   WITHOUT  WITH   WITHOUT    WITH    WITHOUT
-------------------------------------------------------------------------------------------------------
6-month (cumulative)         15.02    8.40    14.53    9.53    14.59  13.59    14.53     12.40   15.27
-------------------------------------------------------------------------------------------------------
1-year                       26.36   19.09    25.29   20.29    25.35  24.35    25.20     22.96   26.87
-------------------------------------------------------------------------------------------------------
5-year                       -1.52   -2.68    -1.72   -2.05    -1.71  -1.71    -1.72     -1.92   -1.43
-------------------------------------------------------------------------------------------------------
10-year                       8.98    8.34     8.87    8.87     8.88   8.88     8.87      8.77    9.03


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, and thereafter - 0%. Class C has a CDSC of 1% which is applicable for the first year only. Class D has a sales charge of 1% and also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, and D would have been lower.

Sidebar:

SUMMARY

o FOR THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 12.90% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS LESS THAN THE S&P 500 INDEX BUT SLIGHTLY BETTER THAN THE AVERAGE OF THE LIPPER LARGE CAP CORE FUNDS CATEGORY.

o STRONG STOCK SELECTION IN HEALTH CARE, CONSUMER STAPLES AND TECHNOLOGY SECTORS HELPED THE FUND'S PERFORMANCE. HOWEVER, HIGHER-THAN-INDEX EXPOSURE TO INDUSTRIAL STOCKS AND CONSUMER CYCLICALS DETRACTED SOMEWHAT FROM THE FUND'S RETURN.

[Illustration of 2 arrows pointing up]

                      CLASS A SHARES      S&P 500 INDEX

                           12.90%              14.59%

                                    OBJECTIVE
                           Seeks capital appreciation

                                TOTAL NET ASSETS
                                 $415.6 million


NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

   Class A               19.41
   ---------------------------
   Class B               19.25
   ---------------------------
   Class C               19.25
   ---------------------------
   Class D               19.24
   ---------------------------
   Class Z               19.41


DISTRIBUTIONS DECLARED PER SHARE 09/01/03 -- 02/29/04 ($)

   Class A               0.03
   --------------------------
   Class B               0.00
   --------------------------
   Class C               0.00
   --------------------------
   Class D               0.00
   --------------------------
   Class Z               0.10


PORTFOLIO MANAGERS' REPORT______________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

For the six-month period ended February 29, 2004, Columbia Common Stock Fund class A shares returned 12.90% without sales charge. This was less than the S&P 500 Index, which returned 14.59% over the same period. The fund's performance was slightly better than the average return of its peer group, the Lipper Large Cap Core Funds Category which gained 12.49%.1 The fund's above-average investment in industrials relative to the S&P 500 hurt performance when that sector lagged from late December through early February. The fund's above-index weight in consumer cyclical stocks also was a slight drag on performance. However, good stock selection in financials, consumer staples, technology and health care sectors helped overall returns.

BULL MARKET STILL STRONG

The stock market continued to rise during the period, powered by tax cuts, historically low interest rates and a global economic recovery. Rapid growth in China and India increased demand for industrial commodities, and the industrials sector rebounded early in the period. However, industrial and technology stocks began to lose steam late in the period. We viewed this as the beginning of a transition in investor sentiment, as signs of concern over how long the good times would last began to emerge.

THE FUND WAS POSITIONED FOR A RECOVERING ECONOMY

During the period the portfolio was positioned for a recovering economy, with higher allocations in economically-sensitive sectors such as industrials, information technology, basic materials and consumer cyclicals.

Our decision to overweight these sectors relative to the S&P 500 Index produced mixed results. Our investments in basic materials stocks did well, while industrial and consumer cyclical stocks detracted from performance. Although industrial stocks 3M, Dover and General Electric all had positive returns for the period, they failed to keep pace with their industry peers and the S&P 500 Index. We significantly reduced our position in Dover during the period.

In technology, where we focused on broadband, wireless information access and digital media, the fund benefited from good stock selection. Our positions in QUALCOMM and Broadcom both gained more than 45%, while Motorola rose 73% during the period. Motorola, the leading supplier of wireless infrastructure equipment and the number two manufacturer of wireless handsets, benefited from growth in cell phone usage in a variety of international markets. On the down side, Seagate Technology fared poorly when its earnings disappointed overly hopeful investors.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

Sidebar:

TOP 5 SECTORS AS OF 02/29/04 (%)

   Information technology        20.8
   ----------------------------------
   Financials                    19.6
   ----------------------------------
   Industrials                   14.0
   ----------------------------------
   Consumer discretionary        11.2
   ----------------------------------
   Health Care                   10.2


TOP 10 HOLDINGS AS OF 02/29/04 (%)

   Wal-mart Stores                4.2
   ----------------------------------
   Citigroup                      3.8
   ----------------------------------
   General Electric               3.4
   ----------------------------------
   Pfizer                         3.2
   ----------------------------------
   Microsoft                      2.8
   ----------------------------------
   Dow Chemical                   2.3
   ----------------------------------
   Exxon Mobil                    2.3
   ----------------------------------
   American Express               1.9
   ----------------------------------
   American International Group   1.7
   ----------------------------------
   Bank One                       1.7


HOLDINGS DISCUSSED IN THIS REPORT AS OF 02/29/04 (%)

   3M                             1.0
   ----------------------------------
   Dover                          0.0
   ----------------------------------
   General Electric               3.4
   ----------------------------------
   QUALCOMM                       0.8
   ----------------------------------
   Broadcom                       0.5
   ----------------------------------
   Motorola                       0.5
   ----------------------------------
   Seagate Technology             0.6
   ----------------------------------
   Citigroup                      3.8
   ----------------------------------
   Bank One                       1.7
   ----------------------------------
   American Express               1.9
   ----------------------------------
   Wal-Mart Stores                4.2
   ----------------------------------
   Altria Group                   1.5
   ----------------------------------
   Shire Pharmaceuticals Group    0.5

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.


________________________________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

We also missed out on strong gains from telecommunications and utilities sectors during the period. Although both have relatively small weights in the index, the sectors rebounded during the period as investors were willing to buy back into stocks that had been severely beaten down during the recent bear market.

STOCK SELECTION IN DEFENSIVE SECTORS HELPED PERFORMANCE

Although the fund was slightly underweight in financials relative to the index, strong stock selection in the sector helped performance. Our holdings in Citigroup, Bank One and American Express all gained ground as the economy picked up and interest rates remained low. Stock selection was also a plus in the consumer staples and health care sectors. Wal-Mart, our largest holding, and consumer staples giant Altria Group both delivered attractive returns. Shire Pharmaceuticals Group gained 33% as investors became more convinced of its growth prospects.

PUTTING EXPECTATIONS IN PERSPECTIVE

Looking ahead, we anticipate lower earnings growth rates in 2004, largely because 2003 was so strong. We believe that the economy has the potential to continue to expand, but future growth is likely to be somewhat slower, as we move from economic recovery to economic growth. We have some concerns about weak new job figures, but believe that other factors, such as low interest rates and growing global economic strength, should help market conditions remain favorable. We continue to position the portfolio for a positive economic environment, but may begin to shift our allocations to favor companies that would do well in a slower growing economy.

Columbia Common Stock Fund is managed by a group of managers from Columbia's large cap core team:

/s/ Scott J. Drysdale                       /s/ Ronald F. Gibbs
    Scott J. Drysdale                           Ronald F. Gibbs, CFA


/s/ Trent E. Nevills                        /s/ Guy W. Pope
    Trent E. Nevills                            Guy W. Pope, CFA

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments.

Sidebar:

PERFORMANCE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04 ($)

   SALES CHARGE     WITHOUT       WITH
   ------------------------------------
   Class A          20,010       18,862
   ------------------------------------
   Class B          19,809       19,809
   ------------------------------------
   Class C          19,765       19,765
   ------------------------------------
   Class D          19,832       19,636
   ------------------------------------
   Class G          19,839       19,839
   ------------------------------------
   Class Z          20,107        n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION ________________________________________________________
                                                            COLUMBIA GROWTH FUND

VALUE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04

(MOUNTAIN CHART)

                     CLASS A       CLASS A                  RUSSELL
                      SHARES       SHARES                    1000
                    WITHOUT      WITH SALES    S&P 500      GROWTH
                  SALES CHARGE     CHARGE       INDEX        INDEX
                 ------------   ----------   ---------    --------
03/1994             9425.00     10000.00     10000.00     10000.00
                    8865.00      9406.00      9564.00      9517.00
                    8956.00      9502.00      9686.00      9561.00
                    8983.00      9531.00      9845.00      9706.00
                    8646.00      9173.00      9604.00      9419.00
                    9011.00      9561.00      9919.00      9741.00
                    9356.00      9926.00     10326.00     10283.00
                    9129.00      9686.00     10073.00     10145.00
                    9300.00      9867.00     10299.00     10383.00
                    8994.00      9543.00      9925.00     10050.00
                    9121.00      9677.00     10071.00     10219.00
                    9143.00      9700.00     10332.00     10437.00
                    9587.00     10172.00     10735.00     10875.00
                    9932.00     10538.00     11052.00     11192.00
                   10071.00     10685.00     11377.00     11437.00
                   10299.00     10927.00     11832.00     11835.00
                   10688.00     11340.00     12106.00     12292.00
                   11110.00     11788.00     12508.00     12803.00
                   11305.00     11994.00     12540.00     12818.00
                   11602.00     12310.00     13069.00     13408.00
                   11305.00     11995.00     13022.00     13418.00
                   12010.00     12743.00     13593.00     13940.00
                   12129.00     12869.00     13856.00     14019.00
                   12255.00     13003.00     14327.00     14487.00
                   12817.00     13599.00     14460.00     14753.00
                   12772.00     13551.00     14599.00     14772.00
                   13195.00     13999.00     14813.00     15160.00
                   13577.00     14405.00     15196.00     15689.00
                   13573.00     14401.00     15253.00     15711.00
                   12556.00     13322.00     14579.00     14791.00
                   12983.00     13775.00     14887.00     15172.00
                   13743.00     14581.00     15725.00     16277.00
                   13986.00     14839.00     16159.00     16374.00
                   14839.00     15745.00     17381.00     17604.00
                   14651.00     15545.00     17036.00     17259.00
                   15165.00     16090.00     18101.00     18469.00
                   15179.00     16105.00     18242.00     18343.00
                   14406.00     15285.00     17493.00     17351.00
                   15121.00     16043.00     18537.00     18503.00
                   16150.00     17136.00     19666.00     19839.00
                   16822.00     17849.00     20547.00     20633.00
                   18314.00     19432.00     22182.00     22457.00
                   17642.00     18719.00     20940.00     21143.00
                   18343.00     19462.00     22088.00     22183.00
                   17880.00     18971.00     21350.00     21362.00
                   18376.00     19497.00     22339.00     22270.00
                   18504.00     19633.00     22723.00     22520.00
                   19000.00     20159.00     22975.00     23193.00
                   20397.00     21641.00     24631.00     24937.00
                   21362.00     22665.00     25893.00     25932.00
                   21426.00     22733.00     26154.00     26290.00
                   20909.00     22185.00     25704.00     25543.00
                   22494.00     23867.00     26748.00     27107.00
                   22166.00     23518.00     26464.00     26928.00
                   18517.00     19647.00     22638.00     22886.00
                   19208.00     20380.00     24089.00     24643.00
                   20286.00     21523.00     26047.00     26625.00
                   21622.00     22942.00     27626.00     28651.00
                   24124.00     25596.00     29217.00     31235.00
                   25644.00     27208.00     30438.00     33069.00
                   24793.00     26305.00     29491.00     31557.00
                   26297.00     27902.00     30671.00     33221.00
                   26347.00     27955.00     31858.00     33264.00
                   25689.00     27256.00     31106.00     32243.00
                   27636.00     29322.00     32833.00     34500.00
                   26671.00     28299.00     31808.00     33402.00
                   25941.00     27523.00     31652.00     33947.00
                   25458.00     27011.00     30785.00     33234.00
                   26884.00     28524.00     32734.00     35743.00
                   28177.00     29896.00     33398.00     37673.00
                   30403.00     32258.00     35365.00     41591.00
                   29366.00     31158.00     33590.00     39641.00
                   31031.00     32924.00     32955.00     41579.00
                   34320.00     36414.00     36178.00     44556.00
                   32920.00     34929.00     35089.00     42435.00
                   30843.00     32725.00     34370.00     40297.00
                   33579.00     35627.00     35219.00     43351.00
                   33397.00     35435.00     34669.00     41543.00
                   36089.00     38291.00     36822.00     45303.00
                   32931.00     34940.00     34878.00     41017.00
                   30979.00     32869.00     34732.00     39077.00
                   27305.00     28970.00     31995.00     33317.00
                   27987.00     29695.00     32152.00     32264.00
                   29574.00     31378.00     33293.00     34494.00
                   24860.00     26377.00     30257.00     28637.00
                   22150.00     23502.00     28338.00     25521.00
                   24923.00     26444.00     30540.00     28750.00
                   24657.00     26161.00     30745.00     28327.00
                   24119.00     25591.00     29998.00     27670.00
                   23084.00     24493.00     29704.00     26978.00
                   21095.00     22382.00     27844.00     24771.00
                   18810.00     19958.00     25595.00     22299.00
                   19871.00     21083.00     26083.00     23470.00
                   21951.00     23291.00     28084.00     25725.00
                   21998.00     23340.00     28331.00     25676.00
                   21093.00     22380.00     27918.00     25222.00
                   19978.00     21196.00     27379.00     24175.00
                   20743.00     22008.00     28408.00     25012.00
                   19009.00     20168.00     26687.00     22971.00
                   18784.00     19930.00     26489.00     22415.00
                   16912.00     17943.00     24603.00     20341.00
                   15283.00     16215.00     22687.00     19223.00
                   15515.00     16462.00     22834.00     19280.00
                   13930.00     14779.00     20352.00     17281.00
                   15101.00     16022.00     22143.00     18866.00
                   15775.00     16737.00     23447.00     19890.00
                   14617.00     15508.00     22071.00     18516.00
                   14294.00     15166.00     21493.00     18066.00
                   14209.00     15076.00     21170.00     17983.00
                   14441.00     15322.00     21375.00     18317.00
                   15550.00     16499.00     23137.00     19671.00
                   16307.00     17302.00     24356.00     20652.00
                   16469.00     17473.00     24668.00     20937.00
                   16826.00     17853.00     25102.00     21459.00
                   17269.00     18322.00     25592.00     21993.00
                   16847.00     17875.00     25320.00     21758.00
                   17767.00     18851.00     26753.00     22980.00
                   17991.00     19089.00     26989.00     23222.00
                   18412.00     19535.00     28403.00     24025.00
                   18742.00     19885.00     28926.00     24515.00
 02/2004           18862.00     20010.00     29318.00     24668.00

The above illustration assumes a $10,000 investment made on March 1, 1994, and reinvestment of income and capital gains distributions. In addition, the graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index tracks the performance of 500 large-capitalization US stocks. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values (the Russell 1000 Index measures the performance of the 1000 largest US companies based on total market capitalization). Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)



SHARE CLASS                  A                 B                C                D                 G           Z
-------------------------------------------------------------------------------------------------------------------
INCEPTION                 11/01/02         11/01/02          10/13/03        11/01/02        11/01/02       6/16/67
-------------------------------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
-------------------------------------------------------------------------------------------------------------------
6-month (cumulative)     9.22    2.94     8.75     3.75    8.50    7.50     8.82     6.75    8.82     3.82    9.35
-------------------------------------------------------------------------------------------------------------------
1-year                  32.74   25.11    31.67    26.67   31.37   30.37    31.82    29.51   31.87    26.87   33.25
-------------------------------------------------------------------------------------------------------------------
5-year                  -5.32   -6.44    -5.51    -5.82   -5.56   -5.56    -5.49    -5.68   -5.49    -5.95   -5.23
-------------------------------------------------------------------------------------------------------------------
10-year                  7.18    6.55     7.07     7.07    7.05    7.05     7.09     6.98    7.09     7.09    7.23



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)



SHARE CLASS                   A              B               C               D                G           Z
--------------------------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT  WITH   WITHOUT  WITH  WITHOUT   WITH   WITHOUT  WITH   WITHOUT  WITH   WITHOUT
--------------------------------------------------------------------------------------------------------------
6-month (cumulative)    11.80    5.37   11.29   6.29   11.08   10.08    11.42    9.32   11.46   6.46    12.02
--------------------------------------------------------------------------------------------------------------
1-year                  25.97   18.73   24.98  19.98   24.74   23.74    25.07   22.83   25.11  20.11    26.47
--------------------------------------------------------------------------------------------------------------
5-year                  -5.26   -6.37   -5.42  -5.73   -5.46   -5.46    -5.41   -5.60   -5.39  -5.85    -5.17
--------------------------------------------------------------------------------------------------------------
10-year                  7.21    6.58    7.12   7.12    7.10    7.10     7.13    7.02    7.14   7.14     7.26


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, and thereafter - 0%. Class C has a CDSC of 1% which is applicable for the first year only. Class D has a sales charge of 1% and also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased. For class G shares, the CDSC for the holding period after purchase is as follows: through first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, D and G (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, D and G would have been lower.

Sidebar:

SUMMARY

o FOR THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 9.22% WITHOUT SALES CHARGE.

o THE FUND TRAILED THE RUSSELL 1000 GROWTH AND S&P 500 INDICES, AS WELL AS THE LIPPER LARGE CAP GROWTH FUNDS CATEGORY AVERAGE.

o WEAK STOCK SELECTION IN THE TECHNOLOGY SECTOR AS WELL AS LACKLUSTER RETURNS FROM MEDIA STOCKS DETRACTED FROM RELATIVE PERFORMANCE.

[Illustration of 2 arrows pointing up]

                                          RUSSELL 1000
                     CLASS A SHARES       GROWTH INDEX

                          9.22%              12.17%

                                    OBJECTIVE
                           Seeks capital appreciation

                                TOTAL NET ASSETS
                                 $960.2 million

NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

   Class A               26.88
   ---------------------------
   Class B               26.61
   ---------------------------
   Class C               26.55
   ---------------------------
   Class D               26.64
   ---------------------------
   Class G               26.65
   ---------------------------
   Class Z               27.01

DISTRIBUTIONS DECLARED PER SHARE 09/01/03 - 02/29/04 ($)

   Class A               0.00
   ---------------------------
   Class B               0.00
   ---------------------------
   Class C               0.00
   ---------------------------
   Class D               0.00
   ---------------------------
   Class G               0.00
   ---------------------------
   Class Z               0.00


PORTFOLIO MANAGERS' REPORT______________________________________________________
                                                            COLUMBIA GROWTH FUND

For the six-month period ended February 29, 2004, Columbia Growth Fund's class A shares returned 9.22% without sales charge. The fund came out behind the Russell 1000 Growth Index and S&P 500 Index, which returned 12.17% and 14.59%, respectively, over the same period. The fund also trailed the Lipper Large Cap Growth Funds Category average, which returned 9.91%.1 Stock selection in the technology sector and lackluster returns from media holdings hurt the fund's return relative to its benchmarks, and we believe the same factors hurt the fund's return relative to its peer group.

CYCLICAL BIAS IN AN IMPROVING ECONOMY

Throughout the period, we favored cyclical stocks--particularly technology, industrial and media names--which we believed would benefit from a strengthening economy. Across sectors, we targeted large companies with strong competitive positions, high and sustainable profits, good balance sheets and above-average sales growth. As the stock market rallied, these high quality large company stocks did well, but they trailed smaller company issues with less dependable earnings.

STRONG GAINS FROM HEALTH CARE, INDUSTRIALS

Health care, industrials and materials stocks were among the fund's best performers. Within health care, our focus on medical device companies paid off. St. Jude Medical, which makes cardiac rhythm management products, and Boston Scientific, which makes drug-coated stents, both posted robust gains. Another standout was Caremark Rx, a pharmacy benefits manager, that began to reap benefits from a recently announced merger. The fund sustained losses from its investment in Gilead Sciences, a biotechnology company with short-term inventory issues, and Biovail, a generic drug company, which we sold after accounting problems surfaced.

Industrials and materials stocks benefited from increased demand and higher commodity prices. We boosted the fund's stake, targeting global companies positioned to take advantage of exploding growth in countries such as China. New purchases included 3M, Alcoa and Praxair, an industrial gas company. Among the top gainers were Tyco International, which rebounded under new management, and Alcoa, which rallied amid rising demand and tight bauxite supplies. Bauxite is the principal ore used in manufacturing aluminum.

DISAPPOINTING TECHNOLOGY AND MEDIA RETURNS

Corporations continued to limit discretionary spending, which hindered technology and media sales. In technology, we focused on themes such as the spread of broadband and WiFi (the wireless Internet), the growing

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

Sidebar:

TOP 5 SECTORS AS OF 02/29/04 (%)

   Information technology        31.7
   ----------------------------------
   Health care                   19.7
   ----------------------------------
   Consumer discretionary        15.1
   ----------------------------------
   Industrials                   12.8
   ----------------------------------
   Consumer staples               9.8


TOP 10 HOLDINGS AS OF 02/29/04 (%)

   General Electric               6.4
   ----------------------------------
   Pfizer                         4.9
   ----------------------------------
   Intel                          4.1
   ----------------------------------
   Microsoft                      3.8
   ----------------------------------
   Cisco Systems                  3.5
   ----------------------------------
   Wal-mart Stores                2.6
   ----------------------------------
   Amgen                          2.5
   ----------------------------------
   Teva Pharmaceutical Industries 2.4
   ----------------------------------
   Caremark Rx                    2.0
   ----------------------------------
   Viacom                         2.0


HOLDINGS DISCUSSED IN THIS REPORT AS OF 02/29/04 (%)

   St. Jude Medical               1.3
   ----------------------------------
   Boston Scientific              1.5
   ----------------------------------
   Caremark Rx                    2.0
   ----------------------------------
   Gilead Sciences                1.3
   ----------------------------------
   3M                             1.3
   ----------------------------------
   Alcoa                          1.6
   ----------------------------------
   Praxair                        1.5
   ----------------------------------
   Tyco International             1.7
   ----------------------------------
   Cisco Systems                  3.5
   ----------------------------------
   QUALCOMM                       1.8
   ----------------------------------
   QLogic                         0.4
   ----------------------------------
   Paychex                        0.9
   ----------------------------------
   Viacom                         2.0

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.


________________________________________________________________________________
                                                            COLUMBIA GROWTH FUND

popularity of notebook computers, advances in computer graphics, increased spending on data networking and growing cell phone handset sales. Both Cisco Systems, a leader in data networking, and QUALCOMM, which makes semiconductors for cell phones, rallied nicely. However, QLogic and Seagate Technology, which supply parts, peripherals and other components to technology systems companies, declined amid earnings shortfalls. We reduced our stake in QLogic and sold Seagate. Our investment in Paychex, a company that provides payroll and processing services for small businesses, was a disappointment. The stock suffered as job growth remained weak.

Media stocks such as Liberty Media (no longer in the portfolio) and Viacom faltered as advertising spending failed to pick up as quickly as we expected in a strengthening economy. Nevertheless, media stocks started to turn around late in the period. We remain optimistic that the industry will benefit as year-over-year earnings comparisons improve and the summer Olympics and Presidential election bolster ad spending.

FAVORABLE OUTLOOK FOR LARGE-CAP STOCKS

As the US economic expansion moves into its later stages, we expect large company and higher quality stocks to lead the market. Most large companies have global businesses that can benefit from continued strong economic growth in countries such as China and India. As the rate of US economic growth slows, we plan to shift the portfolio's bias away from cyclical stocks and toward stocks with less economic sensitivity and records of more consistent earnings growth.

                              Alexander S. Macmillan, CFA, has managed or co-managed Columbia Growth Fund since 1992 and has been with the advisor and its predecessors since 1989.

                              /s/ Alexander S. Macmillan

                              Paul J. Berlinquet has co-managed the fund since October 2003 and has been with the advisor and its predecessors since 2003.

                              /s/ Paul J. Berlinquet

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund may invest in foreign securities, which have special risks, including political or economic instability and higher transaction costs; different regulations, accounting standards, trading practices and levels of information; and currency exchange rate fluctuations.

The fund's approach offers the potential for long-term growth, but also involves the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

Sidebar:

PERFORMANCE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04 ($)

   SALES CHARGE     WITHOUT      WITH
   -----------------------------------
   Class A          16,456      15,515
   -----------------------------------
   Class B          16,228      16,228
   -----------------------------------
   Class C          16,276      16,276
   -----------------------------------
   Class D          16,336      16,169
   -----------------------------------
   Class Z          16,595        n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION_________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

VALUE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04

(MOUNTAIN CHART)

           CLASS A
           SHARES
           WITHOUT        CLASS A        MSCI ALL
            SALES       SHARES WITH    COUNTRY WORLD     MSCI EAFE
            CHARGE      SALES CHARGE    EX US INDEX        INDEX
          --------     -------------   -------------     ---------
 03/1994    10000.00        9425.00        10000.00       10000.00
             9549.00        9000.00         9542.00        9569.00
             9800.00        9237.00         9865.00        9975.00
             9711.00        9153.00         9868.00        9918.00
             9756.00        9195.00         9938.00       10058.00
             9793.00        9230.00        10100.00       10154.00
            10082.00        9502.00        10440.00       10395.00
             9742.00        9182.00        10181.00       10067.00
            10045.00        9467.00        10455.00       10403.00
             9527.00        8980.00         9951.00        9902.00
             9350.00        8813.00         9928.00        9965.00
             8636.00        8139.00         9477.00        9582.00
             8486.00        7998.00         9426.00        9554.00
             8809.00        8302.00         9959.00       10150.00
             9005.00        8487.00        10347.00       10532.00
             8899.00        8387.00        10301.00       10407.00
             8862.00        8352.00        10158.00       10225.00
             9448.00        8905.00        10734.00       10862.00
             9291.00        8756.00        10362.00       10448.00
             9516.00        8969.00        10539.00       10652.00
             9411.00        8870.00        10258.00       10365.00
             9599.00        9047.00        10499.00       10653.00
             9832.00        9267.00        10914.00       11083.00
             9960.00        9387.00        11064.00       11128.00
             9960.00        9387.00        11064.00       11166.00
            10329.00        9735.00        11271.00       11403.00
            10720.00       10104.00        11612.00       11734.00
            10893.00       10266.00        11438.00       11518.00
            11089.00       10451.00        11497.00       11583.00
            10517.00        9912.00        11115.00       11245.00
            10682.00       10067.00        11180.00       11269.00
            10953.00       10323.00        11458.00       11569.00
            10893.00       10266.00        11343.00       11451.00
            11314.00       10664.00        11781.00       11907.00
            11464.00       10804.00        11644.00       11753.00
            11456.00       10797.00        11430.00       11342.00
            11779.00       11101.00        11639.00       11528.00
            11894.00       11210.00        11615.00       11570.00
            12175.00       11475.00        11714.00       11631.00
            12877.00       12137.00        12436.00       12388.00
            13489.00       12713.00        13123.00       13071.00
            13894.00       13095.00        13388.00       13282.00
            12818.00       12081.00        12334.00       12290.00
            13695.00       12908.00        13001.00       12978.00
            12745.00       12012.00        11894.00       11980.00
            12687.00       11958.00        11745.00       11858.00
            12779.00       12044.00        11880.00       11961.00
            12881.00       12140.00        12235.00       12508.00
            13404.00       12633.00        13051.00       13311.00
            13861.00       13064.00        13503.00       13721.00
            14206.00       13389.00        13600.00       13829.00
            14402.00       13574.00        13353.00       13762.00
            14448.00       13617.00        13303.00       13866.00
            14532.00       13696.00        13430.00       14006.00
            12554.00       11832.00        11536.00       12271.00
            11892.00       11209.00        11293.00       11894.00
            12853.00       12114.00        12476.00       13133.00
            13749.00       12959.00        13146.00       13806.00
            14419.00       13590.00        13598.00       14350.00
            14857.00       14003.00        13583.00       14307.00
            14493.00       13660.00        13279.00       13966.00
            14867.00       14012.00        13921.00       14549.00
            15325.00       14444.00        14617.00       15138.00
            14784.00       13934.00        13930.00       14358.00
            15540.00       14646.00        14570.00       14918.00
            16174.00       15244.00        14911.00       15361.00
            16528.00       15577.00        14963.00       15418.00
            16873.00       15903.00        15064.00       15574.00
            17788.00       16765.00        15624.00       16158.00
            20027.00       18876.00        16249.00       16719.00
            22771.00       21462.00        17799.00       18220.00
            21682.00       20436.00        16833.00       17063.00
            23120.00       21791.00        17287.00       17522.00
            22741.00       21433.00        17937.00       18202.00
            20853.00       19654.00        16936.00       17244.00
            19237.00       18131.00        16503.00       16824.00
            20036.00       18883.00        17206.00       17481.00
            19118.00       18019.00        16526.00       16749.00
            19697.00       18565.00        16731.00       16895.00
            18480.00       17417.00        15802.00       16072.00
            17652.00       16637.00        15300.00       15693.00
            16854.00       15885.00        14615.00       15104.00
            17618.00       16605.00        15113.00       15640.00
            17522.00       16515.00        15340.00       15633.00
            16580.00       15626.00        14125.00       14460.00
            15434.00       14547.00        13126.00       13496.00
            16388.00       15446.00        14019.00       14434.00
            16137.00       15209.00        13632.00       13924.00
            15613.00       14715.00        13110.00       13355.00
            15101.00       14232.00        12817.00       13112.00
            14814.00       13962.00        12499.00       12780.00
            13347.00       12580.00        11173.00       11485.00
            13717.00       12928.00        11486.00       11779.00
            14039.00       13232.00        12011.00       12214.00
            14364.00       13538.00        12166.00       12286.00
            13730.00       12941.00        11645.00       14468.00
            13826.00       13031.00        11729.00       11715.00
            14471.00       13638.00        12352.00       12405.00
            14543.00       13707.00        12447.00       12429.00
            14687.00       13842.00        12583.00       12587.00
            14293.00       13471.00        12039.00       12086.00
            13064.00       12313.00        10865.00       10893.00
            12945.00       12201.00        10866.00       10868.00
            11620.00       10951.00         9715.00        9701.00
            12041.00       11349.00        10235.00       10222.00
            12425.00       11711.00        10728.00       10686.00
            12054.00       11361.00        10382.00       10327.00
            11514.00       10852.00        10018.00        9896.00
            11346.00       10693.00         9814.00        9670.00
            11262.00       10614.00         9624.00        9480.00
            12041.00       11349.00        10552.00       10409.00
            12701.00       11971.00        11224.00       11040.00
            12928.00       12185.00        11535.00       11307.00
            13276.00       12513.00        11842.00       11581.00
            13600.00       12818.00        12194.00       11860.00
            13971.00       13168.00        12536.00       12225.00
            14799.00       13948.00        13348.00       12987.00
            14942.00       14083.00        13639.00       13275.00
            15937.00       15021.00        14680.00       14312.00
            16261.00       15326.00        14916.00       14514.00
 02/2004    16456.00       15515.00        15297.00       14852.00

The above illustration assumes a $10,000 investment made on March 1, 1994, and reinvestment of income and capital gains distributions. In addition, the graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country (AC) World ex US Index is an unmanaged index representing both developed and emerging markets of 49 countries, excluding the U.S. The MSCI EAFE Index, also unmanaged, is a market-weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australia, and the Far East. The MSCI EAFE Index is the former benchmark of the fund. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)



SHARE CLASS                       A                 B                 C                   D             Z
------------------------------------------------------------------------------------------------------------
INCEPTION                      11/01/02          11/01/02         10/13/03           11/01/02       10/01/92
------------------------------------------------------------------------------------------------------------
SALES CHARGE              WITHOUT    WITH    WITHOUT    WITH  WITHOUT    WITH    WITHOUT     WITH    WITHOUT
------------------------------------------------------------------------------------------------------------
6-month (cumulative)       21.08     14.11    20.57    15.57   20.93    19.93     20.94     18.78     21.46
------------------------------------------------------------------------------------------------------------
1-year                     45.14     36.79    43.89    38.89   44.31    43.31     44.69     42.18     46.21
------------------------------------------------------------------------------------------------------------
5-year                      2.58      1.37     2.29     1.97    2.35     2.35      2.43      2.22      2.75
------------------------------------------------------------------------------------------------------------
10-year                     5.11      4.49     4.96     4.96    4.99     4.99      5.03      4.92      5.20


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)



SHARE CLASS                      A                B               C                 D             Z
------------------------------------------------------------------------------------------------------
SALES CHARGE              WITHOUT   WITH   WITHOUT   WITH   WITHOUT  WITH   WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------------------------
6-month (cumulative)       23.28   16.20    22.71   17.71    22.80   21.80   22.93    20.69     23.50
------------------------------------------------------------------------------------------------------
1-year                     32.24   24.64    31.04   26.04    31.14   30.14   31.64    29.35     33.08
------------------------------------------------------------------------------------------------------
5-year                      2.02    0.82     1.77    1.45     1.79    1.79    1.86     1.65      2.15
------------------------------------------------------------------------------------------------------
10-year                     5.21    4.59     5.08    5.08     5.09    5.09    5.13     5.03      5.28


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for class A shares and the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, and thereafter - 0%. Class C has a CDSC of 1% which is applicable for the first year only. Class D has a sales charge of 1% and also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

Sidebar:

SUMMARY

o FOR THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 21.08% WITHOUT SALES CHARGE.

o  THE FUND'S RETURN WAS LESS THAN ITS BENCHMARK, THE MSCI AC WORLD EX US INDEX.

o THE FUND'S PERFORMANCE WAS HINDERED BY A RELATIVELY SMALL COMMITMENT TO GERMAN SECURITIES, WHICH WERE STRONG PERFORMERS DURING THE PERIOD.

[Illustration of 2 arrows pointing up]

                                          MSCI AC WORLD
                    CLASS A SHARES        EX US INDEX

                         21.08%              25.41%

                                    OBJECTIVE
                                 Seeks long-term
                              capital appreciation

                                TOTAL NET ASSETS
                                 $542.9 million

NET ASSET VALUE PER SHARE
AS OF 02/29/04 ($)

   Class A               13.73
   ---------------------------
   Class B               13.54
   ---------------------------
   Class C               13.58
   ---------------------------
   Class D               13.63
   ---------------------------
   Class Z               13.80


DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 02/29/04 ($)

   Class A               0.00
   --------------------------
   Class B               0.00
   --------------------------
   Class C               0.00
   --------------------------
   Class D               0.00
   --------------------------
   Class Z               0.04

PORTFOLIO MANAGER'S REPORT______________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

For the six-month period ended February 29, 2004, Columbia International Stock Fund class A shares returned 21.08% without sales charge. The fund's return was strong as prospects for improved global economic growth drove international stock markets higher over the six-month reporting period. However, the fund trailed the MSCI AC World ex US Index, which returned 25.41% during the same period. The portfolio underperformed its benchmark principally because of a relatively small commitment to German securities.

GERMAN STOCKS REBOUNDED

We limited our investment in German stocks because the prospects for the German market appeared unattractive at the beginning of the period and indeed, the German stock market had performed poorly prior to this reporting period in the first half of 2003. However, German stocks rebounded strongly in the second half of 2003 in response to government changes in financial policy, and the fund did not fully participate in the gains. We subsequently added to our German holdings after research visits to Europe provided a more positive view of the country's investment and economic environment. We invested in Allianz AG, a German insurance company, which aided the fund's return.

AN IMPROVED INVESTMENT ENVIRONMENT

The portfolio benefited from investments in the materials, energy and industrials sectors, all of which responded positively to an improving economy. As the dollar fell, returns to US investors got an additional boost because the value of securities purchased in local currencies rose when converted to US dollars. The dollar was particularly weak against the Japanese yen and the euro, which gained 7% and 14% against the dollar, respectively, during the period.

EXPOSURE TO JAPAN AND THAILAND MAINTAINED, CHINA REDUCED

We maintained relatively large weights in Thailand and Japan, a strategy that generally benefited the fund's return. In Thailand, which was the strongest performing market held by the fund during the period, we favored stocks with the potential to benefit from the country's infrastructure development, such as Siam Cement and Land and Houses. Both positions gained ground during the period. In Japan, which was the portfolio's largest country weight, we added UFJ Holdings, a large bank, to the portfolio and added to our position in Millea Holdings, an insurance company, after they reacted positively to changes in government policies regarding financial institutions. Both stocks were strong performers for the portfolio, although Japanese stocks generally lagged other world markets in the last months of the period.

Sidebar:

TOP 5 COUNTRIES AS OF 02/29/04 (%)

   Japan                             21.7
   --------------------------------------
   United Kingdom                    21.6
   --------------------------------------
   Germany                            8.6
   --------------------------------------
   France                             6.4
   --------------------------------------
   Netherlands                        4.8


TOP 10 HOLDINGS AS OF 02/29/04 (%)

   BP PLC, ADR                        2.2
   --------------------------------------
   Eni S.p.A.                         2.2
   --------------------------------------
   Siemens AG                         1.9
   --------------------------------------
   Credit Suisse Group                1.8
   --------------------------------------
   Samsung Electronics                1.8
   --------------------------------------
   Allianz AG                         1.7
   --------------------------------------
   Matsushita Electronic Industrial   1.6
   --------------------------------------
   Ing Groep NV                       1.6
   --------------------------------------
   Smith & Nephew PLC                 1.6
   --------------------------------------
   Reckitt Benckiser PLC              1.6


HOLDINGS DISCUSSED IN THIS REPORT AS OF 02/29/04 (%)

   Allianz AG                         1.7
   --------------------------------------
   Siam Cement                        1.3
   --------------------------------------
   Land and Houses                    0.5
   --------------------------------------
   UFJ Holdings                       0.8
   --------------------------------------
   Millea Holdings                    1.4

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.


________________________________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

Near the end of the period, we reduced our exposure to China and other emerging markets in Asia because valuations were high. While we continue to believe in China's prospects, we became concerned about the country's ability to sustain its recent strong economic growth. We believe that the emergence of a property construction bubble, structural weakness in the banking system and rapidly developing shortages in electric power capacity could cause Chinese authorities to slow the country's extraordinary growth.

POSITIVE OUTLOOK FOR EUROPEAN AND JAPANESE COMPANIES

We have positioned the portfolio to take advantage of the trend toward restructuring among European companies and the attractive valuations and earnings forecasts offered by Japanese companies. Although we reduced the fund's overall exposure to emerging markets, we made modest new investments in the emerging markets of Eastern Europe. We believe that these markets have the potential to perform well as they become more integrated with Western Europe. We will continue to monitor emerging markets and take advantage of investment opportunities as they arise.

Photo of: James M. McAlear

                              James M. McAlear has managed the Columbia
                              International Stock Fund since its inception.

                              /s/ James M. McAlear

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Sidebar:

PERFORMANCE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04 ($)

   SALES CHARGE     WITHOUT      WITH
   -----------------------------------
   Class A          23,038      21,716
   -----------------------------------
   Class B          22,814      22,814
   -----------------------------------
   Class C          22,849      22,849
   -----------------------------------
   Class D          22,826      22,593
   -----------------------------------
   Class G          22,778      22,778
   -----------------------------------
   Class T          23,097      21,772
   -----------------------------------
   Class Z          23,203       n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION ________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

VALUE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04

(MOUNTAIN CHART)

           CLASS A
            SHARES         CLASS A        RUSSELL
            WITHOUT      SHARES WITH       MIDCAP         RUSSELL
       SALES CHARGE     SALES CHARGE   GROWTH INDEX   MIDCAP INDEX
       ------------     ------------   ------------   ------------
 03/1994    9425.00         10000.00       10000.00       10000.00
            9064.00          9617.00        9529.00        9574.00
            9119.00          9676.00        9506.00        9640.00
            9027.00          9578.00        9520.00        9654.00
            8708.00          9239.00        9111.00        9368.00
            8870.00          9411.00        9363.00        9689.00
            9258.00          9823.00        9921.00       10148.00
            9235.00          9798.00        9758.00        9901.00
            9471.00         10049.00        9927.00        9976.00
            9059.00          9612.00        9489.00        9536.00
            9233.00          9797.00        9622.00        9660.00
            9139.00          9697.00        9737.00        9858.00
            9455.00         10032.00       10255.00       10369.00
            9707.00         10299.00       10662.00       10665.00
            9737.00         10331.00       10752.00       10826.00
            9851.00         10452.00       11016.00       11182.00
           10478.00         11118.00       11518.00       11558.00
           11274.00         11961.00       12242.00       12120.00
           11462.00         12161.00       12377.00       12305.00
           11644.00         12355.00       12653.00       12583.00
           11160.00         11841.00       12333.00       12302.00
           11762.00         12480.00       12884.00       12913.00
           11959.00         12688.00       12890.00       12988.00
           11869.00         12593.00       13118.00       13262.00
           12399.00         13155.00       13614.00       13574.00
           12700.00         13475.00       13722.00       13770.00
           13810.00         14652.00       14385.00       14160.00
           14201.00         15067.00       14678.00       14374.00
           13387.00         14204.00       14235.00       14158.00
           12076.00         12813.00       13130.00       13282.00
           12813.00         13595.00       13840.00       13914.00
           13309.00         14121.00       14719.00       14602.00
           12935.00         13724.00       14547.00       14718.00
           13654.00         14487.00       15404.00       15615.00
           13522.00         14347.00       15145.00       15455.00
           13842.00         14687.00       15815.00       16033.00
           13625.00         14456.00       15467.00       16009.00
           12964.00         13755.00       14593.00       15329.00
           12868.00         13653.00       14950.00       15711.00
           14074.00         14932.00       16290.00       16858.00
           14530.00         15416.00       16741.00       17409.00
           15348.00         16284.00       18343.00       18861.00
           15300.00         16234.00       18163.00       18655.00
           16042.00         17021.00       19083.00       19720.00
           15109.00         16030.00       18127.00       18953.00
           15266.00         16197.00       18317.00       19404.00
           15232.00         16161.00       18557.00       19940.00
           14825.00         15730.00       18223.00       19565.00
           15773.00         16735.00       19936.00       21095.00
           16773.00         17796.00       20771.00       22095.00
           16721.00         17741.00       21053.00       22150.00
           16284.00         17278.00       20188.00       21466.00
           16548.00         17558.00       20760.00       21764.00
           15420.00         16360.00       19871.00       20726.00
           13487.00         14310.00       16078.00       17410.00
           14428.00         15308.00       17293.00       18536.00
           15029.00         15946.00       18566.00       19800.00
           15721.00         16680.00       19819.00       20737.00
           17767.00         18851.00       21872.00       21952.00
           17407.00         18469.00       22528.00       21915.00
           15971.00         16945.00       21427.00       21185.00
           16423.00         17424.00       22620.00       21848.00
           16956.00         17991.00       23652.00       23463.00
           17002.00         18039.00       23347.00       23395.00
           18191.00         19300.00       24976.00       24220.00
           17716.00         18797.00       24182.00       23554.00
           17384.00         18445.00       23931.00       22944.00
           17624.00         18700.00       23727.00       22137.00
           18685.00         19825.00       25561.00       23186.00
           20995.00         22276.00       28209.00       23854.00
           24222.00         25700.00       33095.00       25953.00
           24634.00         26136.00       33089.00       25094.00
           31659.00         33591.00       40044.00       27024.00
           31149.00         33050.00       40084.00       28572.00
           28106.00         29821.00       36192.00       27221.00
           26569.00         28190.00       33553.00       26499.00
           29515.00         31316.00       37113.00       27284.00
           28349.00         30079.00       34764.00       26978.00
           32315.00         34287.00       40007.00       29562.00
           31637.00         33567.00       38050.00       29140.00
           29429.00         31224.00       35448.00       28691.00
           25164.00         26700.00       27745.00       26109.00
           27578.00         29260.00       29207.00       28096.00
           27100.00         28754.00       30875.00       28548.00
           24054.00         25522.00       25533.00       26809.00
           21986.00         23327.00       21880.00       25147.00
           24088.00         25557.00       25527.00       27297.00
           23695.00         25140.00       25407.00       27805.00
           23259.00         24678.00       25420.00       27544.00
           22410.00         23777.00       23706.00       26756.00
           21137.00         22427.00       21988.00       25726.00
           18749.00         19892.00       18353.00       22623.00
           19427.00         20613.00       20282.00       23519.00
           21018.00         22301.00       22466.00       25490.00
           21790.00         23119.00       23320.00       26515.00
           21055.00         22340.00       22562.00       26356.00
           20110.00         21337.00       21283.00       26076.00
           21299.00         22598.00       22907.00       27641.00
           20753.00         22019.00       21695.00       27105.00
           20419.00         21665.00       21049.00       26798.00
           19008.00         20168.00       18725.00       25003.00
           17552.00         18623.00       16905.00       22563.00
           17141.00         18187.00       16846.00       22687.00
           16386.00         17385.00       15508.00       20593.00
           16841.00         17868.00       16710.00       21633.00
           17319.00         18376.00       18018.00       23134.00
           16419.00         17420.00       16930.00       22222.00
           16419.00         17420.00       16764.00       21774.00
           16041.00         17020.00       16618.00       21486.00
           16141.00         17125.00       16927.00       21699.00
           16952.00         17987.00       18080.00       23274.00
           18409.00         19532.00       19819.00       25404.00
           18709.00         19850.00       20103.00       25660.00
           19109.00         20275.00       20820.00       26507.00
           20110.00         21337.00       21968.00       27658.00
           19032.00         20194.00       21541.00       27312.00
           20566.00         21821.00       23278.00       29396.00
           21134.00         22423.00       23902.00       30222.00
           21322.00         22623.00       24162.00       31128.00
           21779.00         23107.00       24959.00       32034.00
02/2004    21716.00         23038.00       25373.00       32718.00

The above illustration assumes a $10,000 investment made on March 1, 1994, and reinvestment of income and capital gains distributions. In addition, the graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell MidCap Growth Index is an unmanaged index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)



SHARE CLASS                    A              B               C               D              G             T            Z
----------------------------------------------------------------------------------------------------------------------------
INCEPTION                  11/01/02        11/01/02       10/13/03        11/01/02       11/01/02       11/01/02    11/20/85
----------------------------------------------------------------------------------------------------------------------------
SALES CHARGE            WITHOUT  WITH   WITHOUT  WITH  WITHOUT  WITH   WITHOUT  WITH   WITHOUT WITH  WITHOUT  WITH   WITHOUT
----------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)      7.96   1.75     7.56   2.56    7.73   6.73     7.62   5.55    7.40   2.40    8.06   1.82    8.26
----------------------------------------------------------------------------------------------------------------------------
1-year                   35.34  27.56    34.31  29.31   34.51  33.51    34.37  32.04   34.00  29.00   35.50  27.72   36.03
----------------------------------------------------------------------------------------------------------------------------
5-year                    6.33   5.08     6.13   5.84    6.16   6.16     6.14   5.93    6.09   5.66    6.39   5.13    6.49
----------------------------------------------------------------------------------------------------------------------------
10-year                   8.70   8.06     8.60   8.60    8.61   8.61     8.60   8.49    8.58   8.58    8.73   8.09    8.78


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)



SHARE CLASS                  A               B               C                D                G                T          Z
--------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE         WITHOUT   WITH   WITHOUT  WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT  WITH  WITHOUT    WITH   WITHOUT
--------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)  13.96    7.41    13.48   8.48    13.60   12.60    13.55   11.43    13.43   8.43    14.00    7.43    14.21
--------------------------------------------------------------------------------------------------------------------------------
1-year                29.86   22.39    28.86  23.86    29.00   28.00    28.86   26.58    28.64  23.64    29.95   22.50    30.43
--------------------------------------------------------------------------------------------------------------------------------
5-year                 3.71    2.49     3.54   3.26     3.56    3.56     3.54    3.33     3.52   3.10     3.76    2.54     3.83
--------------------------------------------------------------------------------------------------------------------------------
10-year                8.98    8.33     8.89   8.89     8.90    8.90     8.89    8.77     8.87   8.87     9.00    8.36     9.04


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class D sales charge of 1% and a CDSC of 1% that is applied to shares sold within the first year after they are purchased. Class C has a CDSC of 1% which is applicable for the first year only. For class G shares, the CDSC for the holding period after purchase is as follows: through first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, D, G and T (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, D, G and T would have been lower.

Sidebar:

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 7.96% WITHOUT SALES CHARGE.

o THE FUND UNDERPERFORMED ITS BENCHMARKS, THE RUSSELL MIDCAP GROWTH INDEX AND RUSSELL MIDCAP INDEX, AS WELL AS ITS PEER GROUP, THE LIPPER MIDCAP GROWTH FUNDS CATEGORY.

o STOCK SELECTION IN HEALTH CARE AND AN EMPHASIS ON HIGHER QUALITY TECHNOLOGY STOCKS, WHICH UNDERPERFORMED MORE SPECULATIVE TECHNOLOGY ISSUES, WERE THE PRIMARY REASONS THE FUND LAGGED ITS BENCHMARKS.

[Illustration of 3 arrows pointing up]

                               RUSSELL            RUSSELL
              CLASS A          MIDCAP             MIDCAP
              SHARES        GROWTH INDEX          INDEX

              7.96%          15.52%              18.31%

                                    OBJECTIVE
                     Seeks significant capital appreciation

                                TOTAL NET ASSETS
                                $1,070.3 million

NET ASSET VALUE PER SHARE
AS OF 02/29/04 ($)

   Class A               19.53
   ---------------------------
   Class B               19.34
   ---------------------------
   Class C               19.37
   ---------------------------
   Class D               19.35
   ---------------------------
   Class G               19.31
   ---------------------------
   Class T               19.58
   ---------------------------
   Class Z               19.67



PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

For the six-month period ended February 29, 2004, Columbia Mid Cap Growth Fund class A shares returned 7.96% without sales charge. The fund underperformed both the Russell MidCap Growth Index, which returned 15.52%, and the Russell MidCap Index, which returned 18.31% during the same period. The fund also underperformed its peer group. The Lipper MidCap Growth Funds Category average was 11.75%. 1 Small-cap and mid-cap stocks rose more than large-cap stocks because investors believed smaller companies had more to gain in an improving economy. The fund was the beneficiary of this positive investor sentiment. However, it trailed its benchmark indices primarily because of stock selection in health care and because it focused on higher quality technology stocks, which underperformed more speculative technology issues. We believe these are also the principal reasons that the fund underperformed its peers.

HEALTH CARE HOLDINGS DID POORLY

The fund's health care stocks underperformed over the past six months. We eliminated our investment in Biovail, but not before a major earnings disappointment brought the stock price down sharply. Investors lost confidence in the stock after a truck accident destroyed a large shipment of one of the company's primary drug products and questions were raised about their accounting practices. The fund's performance was also hurt by its position in Gilead Sciences, which declined sharply during the period. The company was hurt by declining sales prospects for the biotech firm's flagship product, the anti-HIV drug Viread. Yet, several high-quality health care stocks made positive contributions to the fund, including DaVita, a dialysis services company; IVAX, a pharmaceuticals company; and Varian Medical Systems, a medical equipment company.

INVESTORS ATTRACTED TO SPECULATIVE TECHNOLOGY NAMES

Although the fund was overweight in technology, it did not participate in some of the strong gains by speculative technology companies because of its emphasis on high-quality technology companies with established earnings. Still, the fund's bottom-up research process did help us identify companies with above-average earnings growth and reasonable valuations, such as Fairchild Semiconductor International, Novell and AU Optronics. All three stocks made positive contributions to the fund's performance. We sold AU Optronics because it reached our price target.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

Sidebar:

TOP 5 SECTORS AS OF 02/29/04 (%)

   Information technology               39.2
   -----------------------------------------
   Health care                          20.4
   -----------------------------------------
   Consumer discretionary               17.5
   -----------------------------------------
   Industrials                          10.6
   -----------------------------------------
   Energy                                6.5


TOP 10 HOLDINGS AS OF 02/29/04 (%)

   Univision Communications              2.1
   -----------------------------------------
   Comverse Technology                   1.9
   -----------------------------------------
   Microchip Technology                  1.8
   -----------------------------------------
   Autoliv                               1.7
   -----------------------------------------
   Caremark Rx                           1.7
   -----------------------------------------
   Amphenol                              1.7
   -----------------------------------------
   American Power Conversion             1.6
   -----------------------------------------
   Agilent Technologies                  1.6
   -----------------------------------------
   Amdocs                                1.6
   -----------------------------------------
   Fair Isaac                            1.6


HOLDINGS DISCUSSED IN THIS REPORT AS OF 02/29/04 (%)

   Gilead Sciences                       0.4
   -----------------------------------------
   DaVita                                1.5
   -----------------------------------------
   IVAX                                  0.9
   -----------------------------------------
   Varian Medical Systems                1.2
   -----------------------------------------
   Fairchild Semiconductor International 1.2
   -----------------------------------------
   Novell                                0.8
   -----------------------------------------
   XTO Energy                            1.0
   -----------------------------------------
   National-Oilwell                      1.2

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.


________________________________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

ENERGY PRODUCERS AND SERVICE COMPANIES IN FAVOR

The fund's above-average weight in energy investments slightly hurt performance, because the energy portion of the Russell MidCap Growth Index lagged the overall index return. However, energy made a positive contribution to the fund's performance relative to the index because we were invested in the types of companies that did the best within the sector--energy producers and energy service companies. Energy, in general, benefited as cold weather and global economic growth resulted in higher demand for oil and gas. But energy producers and service companies were the primary beneficiaries, as higher demand resulted in higher commodity prices and the expectation that drilling activity would be more attractive. These factors favored investments such as XTO Energy and National-Oilwell, which were strong performers for the fund.

POSITIVE OUTLOOK FOR ECONOMY AND STOCK MARKET

The fund's positioning at the end of the period reflects our outlook for sustained economic growth. We continue to believe that selected technology and energy companies have the potential to benefit from an improving economy. However, we also believe that investors are likely to seek strong revenue and earnings growth to justify higher stock prices after a year of strong returns, particularly from smaller company stocks. And although we believe that many companies have the potential to generate attractive revenue growth, it is unlikely to be enough to fuel another year of returns as high as 2003. As a result, we are seeking to reduce the overall risk exposure of the portfolio by focusing on companies with reasonable valuations as well as good growth prospects.

Photo of Richard J. Johnson

                              Richard J. Johnson, CFA, has managed Columbia Mid Cap Growth Fund since October 1998 and has been with the advisor and its predecessors since 1994.

                              /s/ Richard J. Johnson

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Mid-cap stocks can present special risks including greater price volatility than stocks of larger, more established companies.

Sidebar:

PERFORMANCE OF A $10,000 INVESTMENT 10/01/96 - 02/29/04 ($)

   SALES CHARGE    WITHOUT
   -----------------------
   Class Z         $24,432

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION ________________________________________________________
                                                  COLUMBIA SMALL CAP GROWTH FUND

VALUE OF A $10,000 INVESTMENT 10/01/96 - 02/29/04

(MOUNTAIN CHART)

            CLASS Z
            SHARES
            WITHOUT       RUSSELL 2000   RUSSELL 2000
          SALES CHARGE       INDEX       GROWTH INDEX
          ------------     -----------   ------------
 10/1996       10000.00       10000.00       10000.00
               10174.00        9876.00        9628.00
               10488.00       10283.00        9896.00
               10762.00       10552.00       10089.00
               11508.00       10763.00       10341.00
               10820.00       10503.00        9716.00
               10224.00       10007.00        9030.00
               10191.00       10035.00        8926.00
               11475.00       11151.00       10267.00
               12245.00       11629.00       10615.00
               13098.00       12170.00       11159.00
               13753.00       12449.00       11493.00
               15021.00       13360.00       12411.00
               14449.00       12774.00       11665.00
               14201.00       12691.00       11387.00
               14432.00       12913.00       11394.00
               13817.00       12709.00       11242.00
               14953.00       13648.00       12235.00
               16261.00       14210.00       12748.00
               16435.00       14288.00       12825.00
               15247.00       13518.00       11893.00
               15715.00       13547.00       12014.00
               14978.00       12449.00       11011.00
               11771.00       10032.00        8470.00
               12854.00       10817.00        9329.00
               12984.00       11258.00        9816.00
               13720.00       11848.00       10577.00
               15109.00       12582.00       11534.00
               15030.00       12749.00       12054.00
               13452.00       11716.00       10951.00
               13678.00       11899.00       11340.00
               14077.00       12965.00       12342.00
               14381.00       13155.00       12362.00
               15682.00       13749.00       13013.00
               16089.00       13373.00       12611.00
               15726.00       12878.00       12139.00
               16002.00       12880.00       12374.00
               17555.00       12933.00       12690.00
               19965.00       13705.00       14032.00
               24048.00       15257.00       16505.00
               24250.00       15011.00       16352.00
               30795.00       17489.00       20157.00
               29560.00       16337.00       18039.00
               26350.00       15353.00       16217.00
               24885.00       14458.00       14796.00
               28386.00       15719.00       16708.00
               26206.00       15213.00       15276.00
               29285.00       16374.00       16883.00
               28067.00       15892.00       16044.00
               26663.00       15183.00       14741.00
               23453.00       13624.00       12064.00
               25451.00       14794.00       12802.00
               25767.00       15565.00       13838.00
               22982.00       14544.00       11941.00
               20994.00       13833.00       10856.00
               23433.00       14915.00       12184.00
               23600.00       15282.00       12467.00
               23984.00       15809.00       12807.00
               22785.00       14954.00       11715.00
               21092.00       14471.00       10983.00
               17835.00       12523.00        9210.00
               19105.00       13255.00       10096.00
               20452.00       14281.00       10939.00
               21839.00       15163.00       11621.00
               21249.00       15005.00       11207.00
               20197.00       14594.00       10482.00
               21535.00       15766.00       11393.00
               20856.00       15909.00       11147.00
               20089.00       15203.00       10494.00
               18741.00       14449.00        9605.00
               16203.00       12267.00        8128.00
               16459.00       12236.00        8124.00
               15751.00       11358.00        7538.00
               16027.00       11722.00        7919.00
               16942.00       12768.00        8704.00
               16038.00       12057.00        8103.00
               15988.00       11723.00        7883.00
               15742.00       11369.00        7672.00
               16056.00       11515.00        7788.00
               17346.00       12607.00        8525.00
               18950.00       13960.00        9486.00
               19422.00       14212.00        9669.00
               20141.00       15102.00       10400.00
               21273.00       15794.00       10958.00
               20624.00       15502.00       10681.00
               22670.00       16804.00       11604.00
               23191.00       17400.00       11982.00
               23142.00       17753.00       12036.00
               24519.00       18524.00       12668.00
               24432.00       18695.00       12652.00
                                             23142.00
                                             24519.00
02/2004                                      24432.00

The above illustration assumes a $10,000 investment made on October 1, 1996, and reinvestment of income and capital gains distributions. In addition, the graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index is an unmanaged market capitalization weighted index that tracks the performance of 2000 small companies. The Russell 2000 Growth Index, also an unmanaged index, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from October 1, 1996.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)

   SHARE CLASS                   Z
   -----------------------------------
   INCEPTION                  10/01/96
   -----------------------------------
   SALES CHARGE               WITHOUT
   -----------------------------------
   6-month (cumulative)        14.85
   -----------------------------------
   1-year                      55.19
   -----------------------------------
   5-year                      12.67
   -----------------------------------
   Life                        12.81

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)

   SHARE CLASS                  Z
   -----------------------------------
   SALES CHARGE               WITHOUT
   -----------------------------------
   6-month (cumulative)        19.15
   -----------------------------------
   1-Year                      44.29
   -----------------------------------
   5-Year                       8.90
   -----------------------------------
   Life                        12.27

All results shown assume reinvestment of distributions.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2004, THE FUND'S CLASS Z SHARES RETURNED 14.85% WITHOUT SALES CHARGE.

o THE FUND'S RETURN LAGGED THAT OF ITS BENCHMARKS, THE RUSSELL 2000 GROWTH INDEX AND THE RUSSELL 2000 INDEX, BUT IT WAS HIGHER THAN THE RETURN OF ITS PEER GROUP, THE LIPPER SMALL-CAP GROWTH FUNDS CATEGORY.

o THE FUND PROVIDED A STRONG ABSOLUTE RETURN FOR THE PERIOD, BUT ITS PERFORMANCE FELL SHORT OF ITS BENCHMARKS PRIMARILY BECAUSE THE MANAGER EMPHASIZED COMPANIES WITH CURRENT EARNINGS WHILE THE BEST PERFORMANCE DURING THE PERIOD WAS GENERATED BY MORE SPECULATIVE COMPANIES.

[Illustration of 3 arrows pointing up]

                                RUSSELL 2000
                    CLASS Z       GROWTH        RUSSELL 2000
                     SHARES       INDEX            INDEX

                     14.85%       15.42%          18.34%

                                    OBJECTIVE
                           Seeks capital appreciation

                                TOTAL NET ASSETS
                                 $784.0 million

NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

   Class Z               24.83


PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                  COLUMBIA SMALL CAP GROWTH FUND

For the six-month period ended February 29, 2004, Columbia Small Cap Growth Fund class Z shares returned 14.85% without sales charge. That was less than the return of the Russell 2000 Growth Index, which was 15.42%, and the Russell 2000 Index, which was 18.34%, during the same period. However, it was higher than the Lipper Small-Cap Growth Funds Category average, which was 14.45%.1 The fund benefited from its emphasis on technology stocks, which posted strong gains during the period, and from stock selection in the energy sector. However, our emphasis on companies with current earnings hurt our performance relative to the indices, since by far the best performance during the period was generated by more speculative companies. Investors were far more willing to take on risk as war worries lessened and economic recovery came into focus.

SMALL CAP STOCKS BENEFITED IN IMPROVING ECONOMY

With the end of major military action in Iraq and an economy on the mend, the US stock market moved higher during the six-month reporting period. Small caps were the greatest beneficiaries of the trend. Investors favored small caps on the expectation that they had more to gain in an improving economy. And, they favored sectors that were likely to benefit from a stronger economy. The fund was positioned to capitalize on both trends.

STRONGEST GAINS FROM TECHNOLOGY STOCKS

During this six-month period, the fund's strongest gains came from many of the same technology stocks that had been hit hard during the three-year bear market. Technology companies benefited from stronger demand as the economy improved. Among the fund's technology holdings, Cognizant Technology Solutions, Aspect Communications and F5 Networks did well.

HIGH DEMAND FOR OIL AND GAS BOOSTS ENERGY SECTOR

The fund's above-average weight in energy investments was a slight drag on performance, because the energy portion of the Russell 2000 Growth Index slightly trailed the overall index return. However, energy made a positive contribution to the fund's performance relative to the index because we were invested in the types of companies that did the best within the sector--energy producers and energy service companies. Energy, in general, benefited as cold weather and global economic growth resulted in higher demand for oil and gas. But energy producers and

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

Sidebar:

TOP 5 SECTORS AS OF 02/29/04 (%)

   Information technology           40.3
   -------------------------------------
   Health care                      15.5
   -------------------------------------
   Consumer discretionary           14.6
   -------------------------------------
   Industrials                      13.3
   -------------------------------------
   Energy                            6.1


TOP 10 HOLDINGS AS OF 02/29/04 (%)

   Amphenol                          2.4
   -------------------------------------
   Education Management              1.9
   -------------------------------------
   Fair Isaac                        1.9
   -------------------------------------
   AVX                               1.7
   -------------------------------------
   Autoliv                           1.7
   -------------------------------------
   Electronics for Imaging           1.6
   -------------------------------------
   Polycom                           1.5
   -------------------------------------
   Henry Schein                      1.5
   -------------------------------------
   DaVita                            1.4
   -------------------------------------
   Renal Care Group                  1.4


HOLDINGS DISCUSSED IN THIS REPORT AS OF 02/29/04 (%)

   Cognizant Technology Solutions    0.7
   -------------------------------------
   Aspect Communications             1.0
   -------------------------------------
   F5 Networks                       0.9
   -------------------------------------
   XTO Energy                        1.3
   -------------------------------------
   National-Oilwell                  1.2
   -------------------------------------
   Chesapeake Energy                 0.5

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.


________________________________________________________________________________
                                                  COLUMBIA SMALL CAP GROWTH FUND

service companies were the primary beneficiaries of these trends, as higher demand resulted in higher commodity prices and the expectation that drilling activity would be more attractive. These factors favored investments such as XTO Energy, National-Oilwell and Chesapeake Energy, which were strong performers for the fund.

STRONG RETURNS FROM SPECULATIVE HEALTH CARE STOCKS

In the health care sector, the fund was hurt by its emphasis on high-quality companies with track records of consistent earnings growth during a period when more speculative companies were the sector's top performers. However, we believe that our strategy will benefit the fund in the long-term, and we have stayed with it. We were also hurt by our position in First Health Group, which declined sharply in the face of strong competition from major health maintenance organizations. We sold the stock.

POSITIONED FOR A RECOVERING ECONOMY

At the end of the period, the fund was positioned to take advantage of an improving economy. We maintained our emphasis on technology companies, because their prospects are closely linked to economic growth. However, in light of the strong run-up in small-cap stock prices, we do not expect returns in 2004 to match the returns of 2003. We believe that investors are likely to become more selective--and more demanding of revenue and earnings growth to justify higher stock prices. As a result, we have focused on companies with reasonable valuations as well as growth prospects in order to manage the fund's overall risk exposure.

Photo of Richard J. Johnson

                              Richard J. Johnson, CFA, has managed Columbia Small Cap Growth Fund since October 1996 and has been with the advisor and its predecessors since 1994.

                              /s/ Richard J. Johnson

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Sidebar:

PERFORMANCE OF A $10,000 INVESTMENT 04/01/94 - 02/29/04 ($)

   SALES CHARGE     WITHOUT      WITH
   -----------------------------------
   Class A          35,003      32,997
   -----------------------------------
   Class B          34,687      34,687
   -----------------------------------
   Class C          34,684      34,684
   -----------------------------------
   Class D          34,711      34,368
   -----------------------------------
   Class Z          35,222       n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION_________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

VALUE OF A $10,000 INVESTMENT 04/01/94 - 02/29/04

(MOUNTAIN CHART)

                  CLASS A          CLASS A
                  SHARES           SHARES
                  WITHOUT           WITH         NAREIT
                SALES CHARGE     SALES CHARGE     INDEX
                ------------     ------------     -----
 04/1994         10000.00        9425.00       10000.00
                 10017.00        9441.00       10170.00
                 10326.00        9732.00       10397.00
                 10135.00        9552.00       10185.00
                  9966.00        9393.00       10135.00
                 10118.00        9536.00       10165.00
                  9908.00        9339.00        9976.00
                  9610.00        9057.00        9630.00
                  9253.00        8721.00        9299.00
                 10177.00        9592.00        9977.00
                  9803.00        9240.00        9760.00
                  9899.00        9329.00       10001.00
                  9968.00        9395.00        9961.00
                  9818.00        9254.00        9958.00
                 10303.00        9711.00       10381.00
                 10562.00        9955.00       10546.00
                 10724.00       10107.00       10728.00
                 10795.00       10175.00       10856.00
                 11065.00       10429.00       11042.00
                 10820.00       10197.00       10806.00
                 10910.00       10283.00       10904.00
                 11894.00       11210.00       11500.00
                 12118.00       11422.00       11689.00
                 12221.00       11519.00       11826.00
                 12147.00       11448.00       11761.00
                 12137.00       11439.00       11821.00
                 12413.00       11699.00       12126.00
                 12707.00       11976.00       12284.00
                 12726.00       11994.00       12376.00
                 13342.00       12575.00       12863.00
                 13901.00       13101.00       13087.00
                 14173.00       13358.00       13476.00
                 14903.00       14046.00       14090.00
                 16449.00       15503.00       15554.00
                 16774.00       15810.00       15728.00
                 16877.00       15906.00       15697.00
                 17108.00       16124.00       15664.00
                 16523.00       15573.00       15233.00
                 17046.00       16066.00       15681.00
                 17819.00       16794.00       16443.00
                 18752.00       17674.00       16951.00
                 18565.00       17497.00       16911.00
                 20225.00       19062.00       18387.00
                 19533.00       18410.00       17891.00
                 20025.00       18874.00       18277.00
                 20518.00       19338.00       18708.00
                 20442.00       19266.00       18609.00
                 20060.00       18906.00       18293.00
                 20736.00       19543.00       18620.00
                 19836.00       18695.00       18013.00
                 19681.00       18549.00       17887.00
                 19626.00       18497.00       17766.00
                 18470.00       17408.00       16613.00
                 17114.00       16130.00       15044.00
                 18002.00       16967.00       15896.00
                 17698.00       16680.00       15602.00
                 18057.00       17019.00       15831.00
                 17983.00       16949.00       15432.00
                 17663.00       16648.00       15110.00
                 17538.00       16529.00       14755.00
                 17434.00       16432.00       14688.00
                 18876.00       17791.00       16082.00
                 19442.00       18325.00       16436.00
                 19003.00       17910.00       16170.00
                 18302.00       17250.00       15655.00
                 18291.00       17239.00       15457.00
                 17473.00       16469.00       14869.00
                 17119.00       16134.00       14503.00
                 16977.00       16000.00       14267.00
                 17540.00       16532.00       14719.00
                 17612.00       16599.00       14768.00
                 17179.00       16191.00       14592.00
                 18070.00       17031.00       15072.00
                 19155.00       18053.00       16085.00
                 19314.00       18203.00       16243.00
                 20032.00       18880.00       16660.00
                 21757.00       20506.00       18116.00
                 20895.00       19694.00       17381.00
                 21758.00       20507.00       17933.00
                 20723.00       19531.00       17157.00
                 21334.00       20107.00       17377.00
                 22601.00       21301.00       18600.00
                 22386.00       21099.00       18793.00
                 22071.00       20802.00       18493.00
                 21691.00       20444.00       18672.00
                 22457.00       21166.00       19118.00
                 22942.00       21623.00       19581.00
                 23938.00       22561.00       20728.00
                 23514.00       22162.00       20316.00
                 24259.00       22864.00       21059.00
                 22728.00       21422.00       20185.00
                 21958.00       20695.00       19608.00
                 23223.00       21887.00       20687.00
                 23822.00       22452.00       21191.00
                 23967.00       22589.00       21234.00
                 24442.00       23036.00       21643.00
                 25366.00       23907.00       22942.00
                 25551.00       24082.00       23137.00
                 26057.00       24558.00       23449.00
                 26429.00       24910.00       24090.00
                 25060.00       23619.00       22830.00
                 24805.00       23378.00       22784.00
                 23825.00       22455.00       21909.00
                 23117.00       21788.00       20855.00
                 24299.00       22901.00       21838.00
                 24527.00       23117.00       21999.00
                 23865.00       22493.00       21359.00
                 24139.00       22751.00       21711.00
                 24557.00       23145.00       22146.00
                 25581.00       24110.00       23120.00
                 26827.00       25284.00       24517.00
                 27414.00       25838.00       25051.00
                 28766.00       27112.00       26391.00
                 29338.00       27651.00       26534.00
                 30098.00       28367.00       27436.00
                 30534.00       28779.00       27933.00
                 31817.00       29987.00       29150.00
                 33093.00       31190.00       30171.00
                 34135.00       32172.00       31474.00
 02/2004         35003.00       32997.00       32030.00

The above illustration assumes a $10,000 investment made on April 1, 1994, and reinvestment of income and capital gains distributions. In addition, the graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The National Association of Real Estate Investment Trusts (NAREIT) Index is an unmanaged index that tracks performance of all publicly traded equity REIT. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from March 31, 1994.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)



SHARE CLASS                   A                 B                 C                   D           Z
-------------------------------------------------------------------------------------------------------
INCEPTION                  11/01/02         11/01/02           10/13/03           11/01/02     04/01/94
-------------------------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT    WITH    WITHOUT    WITH  WITHOUT    WITH    WITHOUT     WITH   WITHOUT
-------------------------------------------------------------------------------------------------------
6-month (cumulative)   19.28     12.42    18.86    13.86   18.85    17.85     18.93     16.76    19.46
-------------------------------------------------------------------------------------------------------
1-year                 44.96     36.63    43.84    38.84   43.82    42.82     44.02     41.56    45.58
-------------------------------------------------------------------------------------------------------
5-year                 14.82     13.46    14.61    14.38   14.61    14.61     14.63     14.39    14.96
-------------------------------------------------------------------------------------------------------
Life                   13.47     12.80    13.37    13.37   13.37    13.37     13.38     13.26    13.54



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)



SHARE CLASS                      A                B               C                 D            Z
-----------------------------------------------------------------------------------------------------
SALES CHARGE              WITHOUT   WITH   WITHOUT   WITH   WITHOUT  WITH   WITHOUT    WITH   WITHOUT
-----------------------------------------------------------------------------------------------------
6-month (cumulative)       20.72   13.78    20.28   15.28    20.26   19.26   20.29    18.09    20.86
-----------------------------------------------------------------------------------------------------
1-year                     34.93   27.17    33.91   28.91    33.90   32.90   33.95    31.62    35.47
-----------------------------------------------------------------------------------------------------
5-year                     12.98   11.65    12.80   12.55    12.80   12.80   12.81    12.58    13.10
-----------------------------------------------------------------------------------------------------
Life                       13.06   12.38    12.97   12.97    12.97   12.97   12.97    12.86    13.12


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for class A shares and the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, and thereafter - 0%. Class C has a CDSC of 1% which is applicable for the first year only. Class D has a sales charge of 1% and also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

Sidebar:

SUMMARY

o FOR THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 19.28% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS LOWER THAN ITS BENCHMARK, THE NAREIT INDEX, AND LOWER THAN THE AVERAGE RETURN OF THE LIPPER REAL ESTATE FUNDS CATEGORY.

o THE FUND'S INVESTMENTS IN PAPER AND FOREST PRODUCTS SECURITIES WERE LARGELY RESPONSIBLE FOR ITS RELATIVE UNDERPERFORMANCE DURING THE PERIOD, ALTHOUGH THESE HOLDINGS REBOUNDED LATE IN THE PERIOD.

[Illustration of 2 arrows pointing up]

                      CLASS A SHARES       NAREIT INDEX

                         19.28%              20.69%

                                    OBJECTIVE
                         Seeks capital appreciation and
                              above-average income

                                TOTAL NET ASSETS
                                $1,088.0 million

NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

   Class A               24.49
   ---------------------------
   Class B               24.50
   ---------------------------
   Class C               24.49
   ---------------------------
   Class D               24.50
   ---------------------------
   Class Z               24.51


DISTRIBUTIONS DECLARED PER SHARE 09/01/03 - 02/29/04 ($)

   Class A                0.54
   ---------------------------
   Class B                0.45
   ---------------------------
   Class C                0.28
   ---------------------------
   Class D                0.46
   ---------------------------
   Class Z                0.58


PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

For the six-month period ended February 29, 2004, Columbia Real Estate Equity Fund class A shares returned 19.28% without sales charge. Although the fund generated a strong absolute return, it was slightly less than the 20.69% gain of its benchmark, the NAREIT Index, a common measure of real estate securities' performance. The fund also underperformed the Lipper Real Estate Funds Category average, which was 20.37%.1 The fund's substantial allocation to paper and forest product securities and a relatively light exposure to health care REITs, which were one of the better-performing sectors in the index, were a slight drag on performance.

SECTOR ALLOCATION DECISIONS AIDED RESULTS

Average vacancy rates in major office markets were significantly higher than their historical average during the period. Similarly, apartment vacancy rates increased as weaker job growth decreased demand. We maintained an underweight position in both office and apartment REITs, which benefited the fund's return. In addition, our investments in cyclically-oriented sectors of the real estate markets, including higher-quality regional malls and shopping centers, and industrial and lodging companies, were solid performers. We did not participate in the rally in health care REITs. These companies rarely meet our selection criteria because their cash flow streams are dependent on government policy.

CAPITAL INFLOWS BOOSTED VALUATIONS

REITs continued to attract sizeable inflows of investor capital over the past six months, in many cases driving prices up to premium levels. As a result, we maintained the fund's defensive positioning. We continued to add to our investment in non-real-estate related companies, which accounted for 17% of the fund's net assets by the end of the period. (The fund's investment policy permits us to hold up to 20% of assets in non-real-estate related companies.) We like the paper and forest-products sectors because we believe they are early in their product pricing cycles and that cash flows are set to grow strongly. These stocks, many of which were disappointments when we first purchased them in the fourth quarter of 2002 and in early 2003, recovered nicely as manufacturing activity rebounded near the end of the period.

We also added a relatively new investment vehicle called an income deposit security (IDS) by initiating a small position in Volume Services America Holdings, a national operator of concessions at stadiums and convention centers. Popular in Canada, an IDS combines a share of dividend-paying common stock along with an interest in corporate subordinated debt. The security pays both a dividend, which is now taxed at the lower dividend tax rate, and interest, which is taxed at the

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

Sidebar:

TOP 5 SECTORS AS OF 02/29/04 (%)

   Retail                                28.3
   ------------------------------------------
   Industrial                            26.2
   ------------------------------------------
   Office                                14.4
   ------------------------------------------
   Residential                            8.0
   ------------------------------------------
   Lodging                                5.5


TOP 10 HOLDINGS AS OF 02/29/04 (%)

   Simon Property Group                  6.0
   -----------------------------------------
   General Growth Properties             5.3
   -----------------------------------------
   iStar Financial                       4.4
   -----------------------------------------
   ProLogis                              4.2
   -----------------------------------------
   Bowater                               3.9
   -----------------------------------------
   Alexandria Real Estate Equities       3.7
   -----------------------------------------
   Cousins Properties                    3.7
   -----------------------------------------
   Rouse                                 3.6
   -----------------------------------------
   Regency Centers                       3.5
   -----------------------------------------
   Duke Realty                           3.4

HOLDINGS DISCUSSED IN THIS REPORT AS OF 02/29/04 (%)

   Volume Services America Holdings      1.0

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.


________________________________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

ordinary income tax rate. We purchased the security for its income potential--the yield was approximately 9% at the end of the period. We expect to add to our IDS allocation on a selective basis.

RISKS MAY RISE FOR REITS

Strong performance by REITs during the reporting period continued to be driven by investors seeking an alternative to lower-yielding fixed-income sectors. However, REITs face a number of challenges. Recent tax legislation may cause REITs to look relatively less attractive because, generally speaking, the dividends they pay are taxed at a higher rate than other dividends. Real estate stock valuations have been high for more than a year now. Although we were early in positioning the fund more defensively, we believe the portfolio's defensive positioning is appropriate for this environment. We believe that the environment for industrial REITs is likely to improve more quickly than for apartment and office REITs, and that expectation is reflected in our allocations at the end of the period. Over the long term, we believe that the fund's investments have the potential to benefit from the economic recovery that has been underway for nearly a year.

                              David Jellison has managed the fund since 1994 and has been with the advisor and its predecessors since 1992.

                              /s/ David Jellison

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in real estate stocks.

Sidebar:

PERFORMANCE OF A $10,000 INVESTMENT 11/09/00 - 02/29/04 ($)

   SALES CHARGE     WITHOUT      WITH
   ----------------------------------
   Class A          7,353       6,931
   ----------------------------------
   Class B          7,273       7,055
   ----------------------------------
   Class C          7,273       7,273
   ----------------------------------
   Class D          7,303       7,231
   ----------------------------------
   Class Z          7,393        n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION ________________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

VALUE OF A $10,000 INVESTMENT 11/09/00 - 02/29/04

(MOUNTAIN CHART)

                CLASS A        CLASS A         MERRILL LYNCH
                SHARES         SHARES              100
                WITHOUT         WITH           TECHNOLOGY
             SALES CHARGE   SALES CHARGE          INDEX
             ------------   ------------      -------------
 11/2000           10000.00       9425.00          10000.00
                    8713.00       8212.00           7744.00
                    8622.00       8127.00           7317.00
                    9142.00       8617.00           8577.00
                    6815.00       6423.00           6096.00
                    6145.00       5792.00           5123.00
                    7365.00       6941.00           6259.00
                    7135.00       6725.00           5891.00
                    7285.00       6866.00           5912.00
                    6745.00       6357.00           5377.00
                    6095.00       5745.00           4719.00
                    4547.00       4285.00           3495.00
                    5166.00       4869.00           4158.00
                    5896.00       5557.00           4944.00
                    6126.00       5773.00           4935.00
                    6086.00       5736.00           4962.00
                    5367.00       5058.00           4289.00
                    6106.00       5755.00           4788.00
                    5376.00       5067.00           4204.00
                    5047.00       4757.00           3969.00
                    4607.00       4342.00           3321.00
                    3888.00       3664.00           2877.00
                    3858.00       3636.00           2776.00
                    3468.00       3269.00           2277.00
                    3818.00       3598.00           2774.00
                    4258.00       4013.00           3386.00
                    3788.00       3570.00           2885.00
                    3828.00       3608.00           2876.00
                    3808.00       3589.00           2901.00
                    3679.00       3467.00           2880.00
                    4138.00       3900.00           3218.00
                    4888.00       4607.00           3764.00
                    4988.00       4701.00           3746.00
                    5398.00       5088.00           3916.00
                    5907.00       5568.00           4353.00
                    5977.00       5634.00           4204.00
                    6727.00       6340.00           4711.00
                    7066.00       6660.00           4862.00
                    6977.00       6576.00           4871.00
                    7496.00       7065.00           5182.00
 02/2004            7353.00       6931.00           5085.00

The above illustration assumes a $10,000 investment made on November 9, 2000, and reinvestment of income and capital gains distributions. In addition, the graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Merrill Lynch 100 Technology Index is an equally weighted, unmanaged index of 100 leading technology stocks. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from November 9, 2000.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)



SHARE CLASS                       A                   B                 C                   D             Z
--------------------------------------------------------------------------------------------------------------
INCEPTION                      11/01/02           11/01/02           10/13/03           11/01/02      11/09/00
--------------------------------------------------------------------------------------------------------------
SALES CHARGE              WITHOUT     WITH   WITHOUT    WITH    WITHOUT    WITH    WITHOUT     WITH    WITHOUT
--------------------------------------------------------------------------------------------------------------
6-month (cumulative)       24.53     17.37    24.23     19.23    24.23    23.23     24.32     22.09     24.79
--------------------------------------------------------------------------------------------------------------
1-year                     93.18     82.07    91.58     86.58    91.58    90.58     92.37     89.45     93.72
--------------------------------------------------------------------------------------------------------------
Life                       -8.89    -10.50    -9.19    -10.02    -9.19    -9.19     -9.07     -9.35     -8.74


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)



SHARE CLASS                      A                B                C                 D             Z
-------------------------------------------------------------------------------------------------------
SALES CHARGE              WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT    WITH    WITHOUT
-------------------------------------------------------------------------------------------------------
6-month (cumulative)       39.88   31.84    39.80   34.80    39.80   38.80    39.56    37.17     40.12
-------------------------------------------------------------------------------------------------------
1-year                     84.17   73.58    83.07   78.07    83.07   82.07    83.86    81.03     85.22
-------------------------------------------------------------------------------------------------------
Life                      -10.84  -12.50   -11.08  -11.94   -11.08  -11.08   -10.96   -11.24    -10.68


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for class A shares and the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, and thereafter - 0%. Class C has a CDSC of 1% which is applicable for the first year only. Class D has a sales charge of 1% and also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

Sidebar:

SUMMARY

o FOR THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 24.53% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS SIGNIFICANTLY BETTER THAN BOTH THE MERRILL LYNCH 100 TECHNOLOGY INDEX AND THE LIPPER SCIENCE & Technology Funds Category average.

o THE FUND'S EMPHASIS ON SEMICONDUCTOR AND WIRELESS COMPANIES, THE TWO TOP-PERFORMING INDUSTRIES FOR THE PERIOD, CONTRIBUTED TO ITS STRONG PERFORMANCE.

[Illustration of 2 arrows pointing up]

                                       MERRILL LYNCH 100
                    CLASS A SHARES     TECHNOLOGY INDEX

                        24.53%               16.80%

                                    OBJECTIVE
                           Seeks capital appreciation

                                TOTAL NET ASSETS
                                  $40.3 million

NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

   Class A               7.36
   --------------------------
   Class B               7.28
   --------------------------
   Class C               7.28
   --------------------------
   Class D               7.31
   --------------------------
   Class Z               7.40


PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

For the six-month period ended February 29, 2004, Columbia Technology Fund class A shares returned 24.53% without sales charge. The fund outpaced its benchmark, the Merrill Lynch 100 Technology Index, which returned 16.80% for the same period. It also surpassed the Lipper Science & Technology Funds Category average of 13.33%.1 The fund's heavy emphasis on semiconductor and wireless companies--the two top-performing industries for the period--helped performance.

HIGH RETURNS IN A RISING MARKET

A growing economy in all areas except job creation helped propel technology stocks during the period. The largest gains came in the fourth quarter of 2003 and January, boosted by consumer purchases during the holidays and year-end corporate spending. In many cases, cost cutting efforts implemented during the tech downturn helped profitability as market conditions improved. In February the market was weaker, causing the fund to give back some of its gains.

DIVERSIFICATION--AND A FEW BIG BETS

Our strategy remained fairly consistent during the period, as we emphasized semiconductor and wireless companies. We pared back our exposure to Internet stocks and tended to favor larger, more stable companies. Of the approximately 120 stocks in the portfolio, we concentrated on those about which we felt particularly confident, which worked to our advantage during this period.

FOCUS ON SEMICONDUCTORS AND WIRELESS PAID OFF

During the period we established a large position--over 6% of net assets--in semiconductor manufacturer ZiLOG, which makes microcontrollers. Its price had been beaten down, but a new management team, cost cutting measures and a more focused strategy brought it back to life. It was one of our best performers. In the wireless area, we did well with Millicom International Cellular, a cellular service provider in developing countries such as Vietnam. Other international stocks that helped performance were American Tower and Crown Castle International, companies that own and operate communications towers in the United States, the United Kingdom and in the fast growing markets of Mexico and Brazil.

OPPORTUNITIES IN SOFTWARE, OUTSOURCING

Another theme we pursued was the growing trend for businesses--particularly outside the United States--to adopt the Linux operating

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

Sidebar:

TOP 5 SECTORS AS OF 02/29/04 (%)

   Semiconductors & semiconductor
    equipment                           31.7
   -----------------------------------------
   Communications equipment             16.4
   -----------------------------------------
   Software                             10.3
   -----------------------------------------
   Wireless telecommunication services   7.8
   -----------------------------------------
   IT services                           6.3


TOP 10 HOLDINGS AS OF 02/29/04 (%)

   ZiLOG                                 6.2
   -----------------------------------------
   Formfactor                            5.0
   -----------------------------------------
   ECI Telecom                           3.8
   -----------------------------------------
   Samsung Electronics                   3.5
   -----------------------------------------
   Millicom International Cellular       2.4
   -----------------------------------------
   Marvell Technology Group              2.4
   -----------------------------------------
   Vimpelcom                             1.9
   -----------------------------------------
   XM Satellite Radio Holdings           1.8
   -----------------------------------------
   Telefonaktiebolaget LM Ericsson       1.8
   -----------------------------------------
   Agilent Technologies                  1.7


HOLDINGS DISCUSSED IN THIS REPORT AS OF 02/29/04 (%)

   ZiLOG                                 6.2
   -----------------------------------------
   Millicom International Cellular       2.4
   -----------------------------------------
   American Tower                        0.5
   -----------------------------------------
   Crown Castle International            0.9
   -----------------------------------------
   Microsoft                             0.9
   -----------------------------------------
   Novell                                1.1
   -----------------------------------------
   Cognizant Technology Solutions        1.6

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.


________________________________________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

system, a major competitor to market leader Microsoft. Software company Novell was already in the portfolio, but we added to our stake when it became clear that the firm was repositioning itself as a major Linux player. Toward the end of the period we took some profits, but Novell remained one of our largest software holdings. We also initiated a successful position in Cognizant Technology Solutions in an effort to benefit from the outsourcing trend. Cognizant specializes in application maintenance services and software design with development centers in India, Ireland and the United States.

STILL ROOM FOR GROWTH

We believe there are plenty of opportunities ahead for technology stocks. Despite concerns about low job growth, we see underlying strengths in the economy that should benefit tech companies. Valuations have corrected themselves to healthy levels, but still with room for growth. Moving forward, we will continue to seek out investment opportunities that focus on product cycle themes, such as broadband and Linux, which we believe have the potential for above-average growth under a variety of market conditions.

                              Wayne Collette has co-managed the Columbia
                              Technology Fund since June 2002 and has been with the advisor and its predecessors since 2001.

                              /s/ Wayne Collette

                              Theodore Wendell has co-managed the fund since June 2002 and has been with the advisor and its predecessors since 2000.

                              /s/ Theodore Wendell

                              Trent Nevills has co-managed the fund since August 2003 and has been with the advisor since 2003.

                              /s/ Trent Nevills

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in technology stocks.

Sidebar:

PERFORMANCE OF A $10,000 INVESTMENT 11/09/00 - 02/29/04 ($)

   SALES CHARGE     WITHOUT      WITH
   -----------------------------------
   Class A          18,938      17,852
   -----------------------------------
   Class B          18,730      18,430
   -----------------------------------
   Class C          18,730      18,730
   -----------------------------------
   Class D          18,710      18,525
   -----------------------------------
   Class Z          19,009       n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION ________________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

VALUE OF A $10,000 INVESTMENT 11/09/00 - 02/29/04

(MOUNTAIN CHART)

               CLASS A       CLASS A
               SHARES        SHARES         RUSSELL
               WITHOUT        WITH           3000
                SALES         SALES          VALUE         S&P 500
               CHARGE        CHARGE          INDEX          INDEX
               ------        ------          -----          -----
11/2000        10000.00        9425.00       10000.00       10000.00
                9790.00        9227.00        9730.00        9399.00
               11224.00       10579.00       10253.00        9445.00
               12274.00       11568.00       10308.00        9780.00
               12254.00       11549.00       10040.00        8888.00
               11984.00       11295.00        9699.00        8325.00
               12934.00       12190.00       10172.00        8972.00
               13743.00       12953.00       10403.00        9032.00
               13963.00       13160.00       10218.00        8812.00
               13884.00       13085.00       10182.00        8726.00
               13664.00       12879.00        9799.00        8180.00
               12325.00       11616.00        9082.00        7519.00
               12736.00       12003.00        9024.00        7662.00
               13896.00       13097.00        9558.00        8250.00
               14568.00       13731.00        9808.00        8323.00
               14599.00       13759.00        9747.00        8201.00
               14719.00       13872.00        9766.00        8043.00
               15591.00       14695.00       10248.00        8345.00
               15521.00       14629.00        9951.00        7840.00
               15541.00       14648.00        9970.00        7782.00
               14900.00       14043.00        9426.00        7228.00
               13636.00       12852.00        8510.00        6665.00
               13676.00       12889.00        8567.00        6708.00
               12311.00       11603.00        7639.00        5979.00
               12894.00       12153.00        8172.00        6505.00
               14141.00       13328.00        8696.00        6888.00
               13310.00       12544.00        8318.00        6484.00
               12945.00       12201.00        8115.00        6314.00
               12681.00       11952.00        7895.00        6219.00
               12620.00       11894.00        7913.00        6279.00
               13827.00       13032.00        8613.00        6797.00
               14982.00       14121.00        9192.00        7155.00
               15125.00       14255.00        9310.00        7247.00
               15601.00       14704.00        9472.00        7374.00
               16169.00       15239.00        9634.00        7518.00
               16037.00       15114.00        9539.00        7438.00
               16928.00       15955.00       10137.00        7859.00
               17294.00       16299.00       10294.00        7928.00
               18117.00       17075.00       10908.00        8344.00
               18503.00       17439.00       11114.00        8497.00
 02/2004       18938.00       17852.00       11353.00        8614.00

The above illustration assumes a $10,000 investment made on November 9, 2000, and reinvestment of income and capital gains distributions. In addition, the graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices. The S&P 500 Index tracks the performance of 500 large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from November 9, 2000.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)



SHARE CLASS                       A                B                 C                   D            Z
----------------------------------------------------------------------------------------------------------
INCEPTION                      11/01/02        11/01/02           10/13/03           11/01/02     11/09/00
----------------------------------------------------------------------------------------------------------
SALES CHARGE              WITHOUT    WITH   WITHOUT   WITH   WITHOUT   WITH    WITHOUT     WITH    WITHOUT
----------------------------------------------------------------------------------------------------------
6-month (cumulative)       17.15     10.41   16.81    11.81   16.81    15.81     16.76     14.60    17.36
----------------------------------------------------------------------------------------------------------
1-year                     49.36     40.77   48.20    43.20   48.20    47.20     48.04     45.56    49.68
----------------------------------------------------------------------------------------------------------
Life                       21.32     19.17   20.92    20.33   20.92    20.92     20.88     20.51    21.46



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)



SHARE CLASS                      A                B               C                 D            Z
-----------------------------------------------------------------------------------------------------
SALES CHARGE              WITHOUT   WITH   WITHOUT   WITH   WITHOUT  WITH   WITHOUT    WITH   WITHOUT
-----------------------------------------------------------------------------------------------------
6-month (cumulative)       19.79   12.90    19.43   14.43    19.43   18.43   19.38    17.20    20.01
-----------------------------------------------------------------------------------------------------
1-year                     36.12   28.29    35.11   30.11    35.11   34.11   34.86    32.52    36.45
-----------------------------------------------------------------------------------------------------
Life                       20.81   18.56    20.44   19.80    20.44   20.44   20.40    20.02    20.93


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, and thereafter - 0%. Class C has a CDSC of 1% which is applicable for the first year only. Class D has a sales charge of 1% and also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

Sidebar:

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 17.15% WITHOUT SALES CHARGE.

o THE FUND'S RETURN NEARLY MATCHED THAT OF ITS BENCHMARK, THE RUSSELL 3000 VALUE INDEX, AND BEAT BOTH THE S&P 500 AND THE LIPPER MULTI-CAP VALUE FUND CATEGORY.

o THE FUND BENEFITED FROM INVESTMENTS IN CYCLICAL, SMALL-CAP, MID-CAP AND EMERGING MARKET STOCKS, BUT GAVE UP SOME RETURN BECAUSE OF ITS SIZABLE CASH POSITION.

[Illustration of 2 arrows pointing up]

                                         RUSSELL 3000
                    CLASS A SHARES       VALUE INDEX

                       17.15%              17.82%

                                    OBJECTIVE
                             Seeks long-term growth

                                TOTAL NET ASSETS
                                 $346.5 million

NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

   Class A               18.61
   ---------------------------
   Class B               18.48
   ---------------------------
   Class C               18.48
   ---------------------------
   Class D               18.46
   ---------------------------
   Class Z               18.64

DISTRIBUTIONS DECLARED PER SHARE 09/01/03 - 02/29/04 ($)

   Class A                0.07
   ---------------------------
   Class B                0.00
   ---------------------------
   Class C                0.00
   ---------------------------
   Class D                0.00
   ---------------------------
   Class Z                0.11


PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

For the six-month period ended February 29, 2004, Columbia Strategic Investor Fund class A shares returned 17.15% without sales charge. The fund came out slightly behind the Russell 3000 Value Index, which returned 17.82%. A sizable cash position, which resulted from selling stocks that had appreciated, held back performance. However, the fund beat both the S&P 500 Index and the Lipper Multi-Cap Value Fund Category average, which returned 14.59%, and 16.65%, respectively.1 The fund benefited from a bias toward economically sensitive stocks as well as small- and mid-cap names, many of which posted strong gains. The fund's investments in the emerging markets of Eastern Europe, Russia and Indonesia also boosted performance.

HEAVY CONCENTRATION IN CYCLICAL SECTORS

The fund began the period with an emphasis on semiconductor, industrial and basic materials stocks that had the potential to benefit from an improving economy. As corporate profits and economic growth strengthened early in the six-month reporting period, these investments did well. Among our best gainers were semiconductor manufacturers Atmel and Texas Instruments. We sold Atmel because we believed the stock was fully valued. In addition, Polycom, a leader in voice and video conferencing, benefited from increased demand as companies continued to cut costs by reducing business travel. In the industrial sector, Copart, an auctioneer of wrecked vehicles and auto parts that is expanding its market potential by moving online, and Eaton, an engineering company, were also strong performers. Materials producers, such as Dow Chemical and Georgia-Pacific, a paper and pulp company, rallied nicely as demand and pricing improved.

ATTRACTIVE VALUATIONS OVERSEAS, PARTICULARLY IN EMERGING MARKETS

We found many attractively valued stocks overseas. Some of the fund's best gains came from cellular phone companies operating in emerging markets where current usage is relatively low but growing rapidly. Standouts included Millicom International Cellular, which is active in Vietnam, Pakistan and other emerging markets, and Russia's VimpelCom. We also increased foreign holdings within the financial sector because we believed they would hold up better if interest rates rose in the United States. In that regard, we added to existing positions in Japanese firms such as Mitsubishi Tokyo Financial Group and Nomura Holdings.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

Sidebar:

TOP 5 SECTORS AS OF 02/29/04 (%)

   Financials                        12.5
   --------------------------------------
   Consumer discretionary            11.4
   --------------------------------------
   Industrials                       10.2
   --------------------------------------
   Information technology            10.1
   --------------------------------------
   Health care                        9.2


TOP 10 HOLDINGS AS OF 02/29/04 (%)

   3M                                 1.5
   --------------------------------------
   Millicom International Cellular    1.0
   --------------------------------------
   Pfizer                             0.9
   --------------------------------------
   Schlumberger                       0.9
   --------------------------------------
   Nokian Renkaat Oyj                 0.9
   --------------------------------------
   Transocean                         0.9
   --------------------------------------
   Wesco Financial                    0.8
   --------------------------------------
   DST Systems                        0.8
   --------------------------------------
   J.P. Morgan Chase                  0.8
   --------------------------------------
   Citigroup                          0.8


HOLDINGS DISCUSSED IN THIS REPORT AS OF 02/29/04 (%)

   Texas Instruments                  0.4
   --------------------------------------
   Polycom                            0.7
   --------------------------------------
   Copart                             0.5
   --------------------------------------
   Eaton                              0.7
   --------------------------------------
   Dow Chemical                       0.6
   --------------------------------------
   Georgia-Pacific                    0.4
   --------------------------------------
   Millicom International Cellular    1.0
   --------------------------------------
   VimpelCom                          0.6
   --------------------------------------
   Mitsubishi Tokyo Financial Group   0.5
   --------------------------------------
   Nomura Holdings                    0.3
   --------------------------------------
   Nokian Renkaat Oyj                 0.9
   --------------------------------------
   Biogen Idec                        0.7
   --------------------------------------
   Cytyc                              0.3
   --------------------------------------
   Pfizer                             0.9
   --------------------------------------
   Tenet Healthcare                   0.2

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.


________________________________________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

MIXED RESULTS FROM CONSUMER-RELATED SECTORS

Within the consumer sector, the fund maintained a heavy concentration in media stocks, despite disappointing returns for the period. We expect spending on advertising to increase in advance of the presidential election and summer Olympics. We sold our stakes in other weak performers, including Newell Rubbermaid, which suffered when an expected turnaround failed to materialize. The fund, however, maintained a sizable investment in Nokian Renkaat Oyj, a Finnish tire company that rallied sharply as sales and profits improved in its key Nordic and Russian markets.

MORE GROWTH-ORIENTED, LESS CYCLICAL FOCUS

By period end, we believed many cyclical stocks had reached fair market value and we were concerned about the sustainability of the economic recovery beyond 2004. As a result, we shifted the fund more toward stocks with strong earnings growth prospects and fewer ties to the economy. New additions included health care stocks, such as Biogen Idec, a biotechnology company, and Cytyc, a testing company. We also doubled our stake in Pfizer, a large pharmaceutical company with an attractive valuation, and reduced our investment in Tenet Healthcare, a health services company mired in Medicare fraud issues. In the technology sector, we trimmed hardware stocks and replaced them with software stocks, which are less sensitive to economic conditions.

Photo of: Robert A. Unger

                              Robert A. Unger, CFA, has managed or co-managed Columbia Strategic Investor Fund since November 2000 and has been with the advisor and its predecessors since 1984.

                              /s/ Robert A. Unger

Photo of: Emil A. Gjester

                              Emil A. Gjester has served as an assistant portfolio manager or co-portfolio manager of the fund since November 2002 and has been with the advisor and its predecessors since 1996.

                              /s/ Emil A. Gjester

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies may trade less frequently, may trade smaller volumes and may fluctuate more sharply in price than stocks of larger companies.

Sidebar:

PERFORMANCE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04 ($)

   SALES CHARGE     WITHOUT      WITH
   -----------------------------------
   Class A          22,021      20,753
   -----------------------------------
   Class B          21,811      21,811
   -----------------------------------
   Class C          21,812      21,812
   -----------------------------------
   Class D          21,830      21,614
   -----------------------------------
   Class Z          22,159       n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION ________________________________________________________
                                                          COLUMBIA BALANCED FUND

VALUE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04

(MOUNTAIN CHART)

               CLASS A       CLASS A
               SHARES        SHARES                       LEHMAN
               WITHOUT        WITH           S & P       BROTHERS
               SALES         SALES           500       AGGREGATE
               CHARGE        CHARGE          INDEX      BOND INDEX
              ------        ------          -----      ----------
 03/01/94      10000.00        9425.00       10000.00    10000.00
                9700.00        9142.00        9564.00     9753.00
                9745.00        9184.00        9686.00     9675.00
                9851.00        9284.00        9845.00     9674.00
                9666.00        9110.00        9604.00     9653.00
                9959.00        9387.00        9919.00     9845.00
               10140.00        9557.00       10326.00     9857.00
                9942.00        9370.00       10073.00     9712.00
                9959.00        9386.00       10299.00     9703.00
                9817.00        9252.00        9925.00     9682.00
                9959.00        9386.00       10071.00     9748.00
               10097.00        9517.00       10332.00     9941.00
               10431.00        9832.00       10735.00    10178.00
               10582.00        9973.00       11052.00    10240.00
               10715.00       10099.00       11377.00    10384.00
               11087.00       10449.00       11832.00    10785.00
               11232.00       10586.00       12106.00    10864.00
               11449.00       10791.00       12508.00    10840.00
               11573.00       10907.00       12540.00    10971.00
               11836.00       11156.00       13069.00    11078.00
               11819.00       11139.00       13022.00    11222.00
               12168.00       11469.00       13593.00    11390.00
               12456.00       11739.00       13856.00    11550.00
               12611.00       11886.00       14327.00    11626.00
               12605.00       11880.00       14460.00    11424.00
               12705.00       11974.00       14599.00    11344.00
               12754.00       12021.00       14813.00    11280.00
               12879.00       12139.00       15196.00    11257.00
               12999.00       12251.00       15253.00    11408.00
               12734.00       12002.00       14579.00    11439.00
               12936.00       12192.00       14887.00    11420.00
               13328.00       12562.00       15725.00    11618.00
               13487.00       12711.00       16159.00    11876.00
               14072.00       13263.00       17381.00    12079.00
               13924.00       13124.00       17036.00    11967.00
               14267.00       13447.00       18101.00    12004.00
               14308.00       13486.00       18242.00    12034.00
               14094.00       13283.00       17493.00    11901.00
               14488.00       13655.00       18537.00    12079.00
               14972.00       14111.00       19666.00    12194.00
               15421.00       14535.00       20547.00    12339.00
               16300.00       15363.00       22182.00    12672.00
               15805.00       14896.00       20940.00    12564.00
               16252.00       15318.00       22088.00    12749.00
               16068.00       15144.00       21350.00    12934.00
               16385.00       15443.00       22339.00    12993.00
               16532.00       15582.00       22723.00    13125.00
               16764.00       15800.00       22975.00    13293.00
               17351.00       16353.00       24631.00    13282.00
               17845.00       16819.00       25893.00    13327.00
               17947.00       16915.00       26154.00    13397.00
               17870.00       16842.00       25704.00    13524.00
               18468.00       17406.00       26748.00    13639.00
               18391.00       17333.00       26464.00    13667.00
               17010.00       16032.00       22638.00    13890.00
               17590.00       16578.00       24089.00    14215.00
               18160.00       17115.00       26047.00    14140.00
               18831.00       17749.00       27626.00    14220.00
               19852.00       18711.00       29217.00    14263.00
               20418.00       19244.00       30438.00    14364.00
               19965.00       18817.00       29491.00    14113.00
               20615.00       19430.00       30671.00    14191.00
               20813.00       19617.00       31858.00    14236.00
               20407.00       19234.00       31106.00    14111.00
               21105.00       19892.00       32833.00    14066.00
               20688.00       19498.00       31808.00    14005.00
               20443.00       19268.00       31652.00    13998.00
               20347.00       19177.00       30785.00    14160.00
               20978.00       19772.00       32734.00    14213.00
               21425.00       20193.00       33398.00    14211.00
               22370.00       21084.00       35365.00    14143.00
               21853.00       20596.00       33590.00    14097.00
               22487.00       21194.00       32955.00    14267.00
               23917.00       22542.00       36178.00    14455.00
               23417.00       22071.00       35089.00    14414.00
               22834.00       21521.00       34370.00    14406.00
               23590.00       22233.00       35219.00    14706.00
               23517.00       22164.00       34669.00    14840.00
               24526.00       23115.00       36822.00    15055.00
               23491.00       22140.00       34878.00    15150.00
               23143.00       21812.00       34732.00    15250.00
               22164.00       20890.00       31995.00    15500.00
               22556.00       21259.00       32152.00    15788.00
               22969.00       21648.00       33293.00    16047.00
               21524.00       20287.00       30257.00    16187.00
               20788.00       19593.00       28338.00    16268.00
               21688.00       20441.00       30540.00    16199.00
               21788.00       20535.00       30745.00    16297.00
               21481.00       20246.00       29998.00    16358.00
               21421.00       20189.00       29704.00    16725.00
               20643.00       19456.00       27844.00    16917.00
               19607.00       18479.00       25595.00    17115.00
               19987.00       18838.00       26083.00    17473.00
               20771.00       19576.00       28084.00    17232.00
               20887.00       19686.00       28331.00    17121.00
               20595.00       19410.00       27918.00    17260.00
               20413.00       19240.00       27379.00    17428.00
               20707.00       19517.00       28408.00    17138.00
               20016.00       18865.00       26687.00    17471.00
               20088.00       18933.00       26489.00    17619.00
               19244.00       18138.00       24603.00    17771.00
               18261.00       17211.00       22687.00    17986.00
               18507.00       17443.00       22834.00    18290.00
               17473.00       16468.00       20352.00    18586.00
               18144.00       17100.00       22143.00    18501.00
               18846.00       17762.00       23447.00    18495.00
               18179.00       17133.00       22071.00    18878.00
               17940.00       16909.00       21493.00    18895.00
               17836.00       16811.00       21170.00    19156.00
               17910.00       16880.00       21375.00    19140.00
               18827.00       17744.00       23137.00    19299.00
               19472.00       18353.00       24356.00    19658.00
               19579.00       18454.00       24668.00    19619.00
               19611.00       18483.00       25102.00    18960.00
               20060.00       18906.00       25592.00    19085.00
               19988.00       18838.00       25320.00    19591.00
               20659.00       19471.00       26753.00    19408.00
               20837.00       19639.00       26989.00    19455.00
               21466.00       20232.00       28403.00    19653.00
               21666.00       20420.00       28926.00    19811.00
 02/29/04      22021.00       20753.00       29318.00    20029.00

The above illustration assumes a $10,000 investment made on March 1, 1994, and reinvestment of income and capital gains distributions. In addition, the graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is an unmanaged index that represents average market-weighted performance of US Treasury and agency securities, investment-grade corporate bonds, and mortgage-backed securities with maturities greater than one year. The S&P 500 Index tracks the performance of 500 large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)



SHARE CLASS                       A                   B                 C                   D             Z
--------------------------------------------------------------------------------------------------------------
INCEPTION                      11/01/02           11/01/02           10/13/03           11/01/02      10/01/91
--------------------------------------------------------------------------------------------------------------
SALES CHARGE              WITHOUT    WITH      WITHOUT    WITH  WITHOUT    WITH    WITHOUT     WITH    WITHOUT
--------------------------------------------------------------------------------------------------------------
6-month (cumulative)        9.79      3.47       9.40      4.40    9.40     8.40     9.37       7.29     9.99
--------------------------------------------------------------------------------------------------------------
1-year                     23.48     16.38      22.60     17.60   22.60    21.60    22.77      20.56    24.08
--------------------------------------------------------------------------------------------------------------
5-year                      1.98      0.78       1.79      1.45    1.79     1.79     1.80       1.59     2.11
--------------------------------------------------------------------------------------------------------------
10-year                     8.21      7.57       8.11      8.11    8.11     8.11     8.12       8.01     8.28


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)



SHARE CLASS                      A                B               C                 D            Z
-----------------------------------------------------------------------------------------------------
SALES CHARGE              WITHOUT   WITH   WITHOUT   WITH   WITHOUT  WITH   WITHOUT    WITH   WITHOUT
-----------------------------------------------------------------------------------------------------
6-month (cumulative)        9.64     3.33    9.29    4.29     9.29    8.29    9.32      7.24     9.90
-----------------------------------------------------------------------------------------------------
1- year                    18.08    11.29   17.28   12.28    17.28   16.28   17.44     15.28    18.73
-----------------------------------------------------------------------------------------------------
5-year                      1.57     0.38    1.41    1.07     1.41    1.41    1.42      1.22     1.69
-----------------------------------------------------------------------------------------------------
10-year                     7.99     7.35    7.90    7.90     7.90    7.90    7.91      7.80     8.05


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through the first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, and thereafter - 0%. Class C has a CDSC of 1% which is applicable for the first year only. Class D has a sales charge of 1% and also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, and D would have been lower.

Sidebar:

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 9.79% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS LOWER THAN BOTH THE STANDARD & POOR'S 500 INDEX AND THE LIPPER BALANCED FUNDS CATEGORY AVERAGE, BUT AHEAD OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

o ABOVE-AVERAGE EXPOSURE TO INDUSTRIAL STOCKS HURT RELATIVE PERFORMANCE WITHIN THE FUND'S STOCK PORTFOLIO. THE FIXED INCOME PORTION OF THE FUND TRACKED ITS BENCHMARK.

[Illustration of 2 arrows pointing up]

                                               S&P 500
                    CLASS A SHARES              INDEX

                        9.79%                   14.59%

                                    OBJECTIVE
                             Seeks high total return

                                TOTAL NET ASSETS
                                 $622.1 million

NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

   Class A               20.92
   ---------------------------
   Class B               20.90
   ---------------------------
   Class C               20.90
   ---------------------------
   Class D               20.89
   ---------------------------
   Class Z               20.91


DISTRIBUTIONS DECLARED PER SHARE 09/01/03 - 02/29/04 ($)

   Class A                0.13
   ---------------------------
   Class B                0.06
   ---------------------------
   Class C                0.04
   ---------------------------
   Class D                0.07
   ---------------------------
   Class Z                0.18


PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                          COLUMBIA BALANCED FUND

For the six-month period ended February 29, 2004, Columbia Balanced Fund class A shares returned 9.79% without sales charge. That was higher than the Lehman Brothers Aggregate Bond Index, which returned 4.92%, and lower than the S&P 500 Index, which returned 14.59%. The fund's performance was slightly lower than the Lipper Balanced Funds Category average, which returned 10.56%.1 The fund's above-average exposure to industrial stocks hurt relative performance within the fund's stock portfolio when that sector declined from late December through early February. The fund's emphasis on asset-backed securities and a modest holding of lower quality bonds helped performance within the fixed income portion of the fund. But those gains were almost entirely offset by the fund's relatively short duration, which held back performance as interest rates declined.

FUND POSITIONED FOR RECOVERING ECONOMY

During the period, the portfolio was positioned for a recovering economy, with higher allocations in economically-sensitive sectors such as industrials, information technology, basic materials and consumer cyclicals. Our decision to overweight these sectors relative to the S&P 500 Index produced mixed results. Our investments in basic materials stocks did well, while industrial and cyclical stocks detracted from relative performance. Although industrial stocks 3M, Dover and General Electric all had positive returns for the period, they failed to keep pace with their industry peers and the S&P 500 Index. We sold our position in Dover during the period.

In technology, where we focused on broadband, wireless information access and digital media, the fund benefited from good stock selection. Our positions in National Semiconductor and Advanced Micro Devices both gained more than 30%, while Motorola rose 73% during the period. On the down side, Seagate Technology fared poorly when its earnings disappointed overly hopeful investors. We also missed out on gains from the telecommunications and utilities sector, which were strong performers, because the fund had little exposure to either group.

FIXED-INCOME RETURNS STILL MUTED

The return on the fund's bond holdings was in line with the Lehman Brothers Aggregate Bond Index. The fund's small position in B and BB-rated bonds, which was well within its 10% limit on below-investment grade securities, and an emphasis on asset-backed securities aided performance. However, we maintained a slightly shorter duration than our benchmark and that hurt performance. Duration is a measure of interest rate sensitivity. We shortened duration because we expected interest rates to rise in a strengthening economy, and our shorter

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

Sidebar:

PORTFOLIO COMPOSITION AS OF 02/29/04 (%)

   Common stock                         65.9
   -----------------------------------------
   Corporate notes & bonds              13.8
   -----------------------------------------
   Government issues                    13.7
   -----------------------------------------
   Collateralized mortgage obligations   2.3
   -----------------------------------------
   Cash & cash equivalents,
     net receivables & payables          1.2
   -----------------------------------------
   Asset-backed securities               1.1
   -----------------------------------------
   Preferred stock                       1.0
   -----------------------------------------
   Commercial mortgage-backed
     securities                          1.0


TOP 10 EQUITY HOLDINGS AS OF 02/29/04 (%)

   Wal-Mart Stores                       2.8
   -----------------------------------------
   Citigroup                             2.6
   -----------------------------------------
   General Electric                      2.3
   -----------------------------------------
   Pfizer                                2.2
   -----------------------------------------
   Microsoft                             1.9
   -----------------------------------------
   Dow Chemical                          1.6
   -----------------------------------------
   Exxon Mobil                           1.6
   -----------------------------------------
   American Express                      1.3
   -----------------------------------------
   Bank One                              1.2
   -----------------------------------------
   American International Group          1.2


HOLDINGS DISCUSSED IN THIS REPORT AS OF 02/29/04 (%)

   3M                                    0.7
   -----------------------------------------
   General Electric                      2.3
   -----------------------------------------
   National Semiconductor                0.3
   -----------------------------------------
   Advanced Micro Devices                0.3
   -----------------------------------------
   Motorola                              0.3
   -----------------------------------------
   Seagate Technology                    0.4

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.


________________________________________________________________________________
                                                          COLUMBIA BALANCED FUND

duration would have afforded the fund some protection because interest rates and bond prices move in opposite directions. Instead, interest rates fell and the fund gave up some performance because of this move.

TEMPERING EXPECTATIONS

Looking ahead, we believe the economy has the potential to continue to expand, but future growth is likely to be somewhat slower as we move from recovery into an economic growth phase. We think there will probably be continued volatility in interest rates as investors try to come to grips with a strong economy and rising commodity prices, on one hand, but little or no rise in job growth on the other. We have positioned the portfolio for a positive economic environment, but may begin to shift our allocations to favor companies that will do well in a slower growing economy.

Columbia Balanced Fund is managed by a group of managers from Columbia's large cap core team:

/s/ Scott J. Drysdale                   /s/ Ronald F. Gibbs
    Scott J. Drysdale                       Ronald F. Gibbs, CFA

/s/ Trent E. Nevills                    /s/ Guy W. Pope
    Trent E. Nevills                        Guy W. Pope, CFA

and Columbia's bond team:

/s/ Leonard A. Aplet                    /s/ Jeffrey L. Rippey
    Leonard A. Aplet, CFA                   Jeffrey L. Rippey, CFA

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund is also subject to risks associated with investments in bonds, including interest rate risk, credit risk and prepayment risk.

Sidebar:

PERFORMANCE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04 ($)

   SALES CHARGE     WITHOUT      WITH
   -----------------------------------
   Class A          16,516      15,737
   -----------------------------------
   Class B          16,347      16,347
   -----------------------------------
   Class C          16,373      16,373
   -----------------------------------
   Class D          16,478      16,321
   -----------------------------------
   Class G          16,397      16,397
   -----------------------------------
   Class T          16,542      15,763
   -----------------------------------
   Class Z          16,586       n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION ________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

VALUE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04

(MOUNTAIN CHART)

                          CLASS A         MERRILL
          CLASS A          SHARES          LYNCH       MERRILL LYNCH
          SHARES            WITH          1-3 YEAR       1-5 YEAR
          WITHOUT          SALES         TREASURY      GOVERNMENT/
        SALES CHARGE       CHARGE          INDEX      CORPORATE INDEX
       ------------        ------          -----      ---------------
03/1994  10000.00        9525.00        10000.00        10000.00
          9947.00        9475.00         9950.00         9909.00
          9918.00        9447.00         9915.00         9852.00
          9928.00        9456.00         9929.00         9865.00
          9951.00        9478.00         9959.00         9886.00
         10026.00        9549.00        10044.00         9991.00
         10054.00        9576.00        10080.00        10027.00
         10022.00        9546.00        10056.00         9975.00
         10041.00        9565.00        10079.00         9989.00
         10011.00        9536.00        10033.00         9937.00
         10022.00        9546.00        10056.00         9963.00
         10147.00        9665.00        10196.00        10114.00
         10254.00        9767.00        10336.00        10286.00
         10307.00        9817.00        10394.00        10348.00
         10395.00        9901.00        10486.00        10454.00
         10561.00       10060.00        10670.00        10699.00
         10609.00       10105.00        10727.00        10763.00
         10642.00       10136.00        10771.00        10791.00
         10701.00       10193.00        10836.00        10865.00
         10747.00       10237.00        10889.00        10927.00
         10847.00       10332.00        10980.00        11034.00
         10959.00       10439.00        11077.00        11151.00
         11045.00       10520.00        11162.00        11252.00
         11143.00       10614.00        11257.00        11352.00
         11064.00       10538.00        11210.00        11274.00
         11014.00       10491.00        11200.00        11242.00
         11003.00       10480.00        11209.00        11231.00
         11009.00       10486.00        11232.00        11239.00
         11094.00       10567.00        11313.00        11335.00
         11130.00       10601.00        11357.00        11376.00
         11151.00       10621.00        11396.00        11403.00
         11268.00       10733.00        11500.00        11529.00
         11402.00       10861.00        11630.00        11688.00
         11492.00       10946.00        11719.00        11802.00
         11472.00       10927.00        11719.00        11772.00
         11520.00       10973.00        11774.00        11825.00
         11536.00       10988.00        11801.00        11845.00
         11502.00       10956.00        11797.00        11816.00
         11608.00       11057.00        11893.00        11930.00
         11673.00       11119.00        11974.00        12017.00
         11750.00       11192.00        12057.00        12111.00
         11887.00       11322.00        12189.00        12289.00
         11878.00       11314.00        12200.00        12272.00
         11956.00       11388.00        12293.00        12386.00
         12049.00       11476.00        12384.00        12497.00
         12054.00       11481.00        12414.00        12521.00
         12133.00       11557.00        12498.00        12614.00
         12256.00       11674.00        12620.00        12761.00
         12241.00       11660.00        12631.00        12759.00
         12275.00       11692.00        12683.00        12808.00
         12338.00       11752.00        12742.00        12869.00
         12402.00       11813.00        12810.00        12947.00
         12450.00       11859.00        12876.00        13022.00
         12500.00       11906.00        12937.00        13081.00
         12669.00       12067.00        13100.00        13270.00
         12851.00       12241.00        13273.00        13508.00
         12914.00       12301.00        13338.00        13551.00
         12868.00       12257.00        13326.00        13532.00
         12914.00       12301.00        13373.00        13582.00
         12958.00       12343.00        13426.00        13650.00
         12857.00       12246.00        13360.00        13527.00
         12946.00       12331.00        13452.00        13638.00
         12972.00       12355.00        13495.00        13683.00
         12937.00       12322.00        13487.00        13630.00
         12978.00       12362.00        13529.00        13669.00
         13005.00       12388.00        13572.00        13684.00
         13017.00       12399.00        13612.00        13712.00
         13092.00       12471.00        13700.00        13823.00
         13107.00       12484.00        13737.00        13855.00
         13120.00       12497.00        13763.00        13877.00
         13145.00       12521.00        13783.00        13880.00
         13133.00       12509.00        13777.00        13849.00
         13214.00       12587.00        13869.00        13947.00
         13267.00       12637.00        13955.00        14056.00
         13303.00       12671.00        13992.00        14066.00
         13358.00       12723.00        14049.00        14107.00
         13462.00       12822.00        14195.00        14293.00
         13518.00       12876.00        14285.00        14395.00
         13609.00       12963.00        14390.00        14528.00
         13666.00       13017.00        14494.00        14659.00
         13725.00       13073.00        14572.00        14725.00
         13877.00       13218.00        14711.00        14894.00
         14101.00       13431.00        14886.00        15110.00
         14274.00       13596.00        15072.00        15330.00
         14391.00       13708.00        15170.00        15449.00
         14496.00       13808.00        15296.00        15590.00
         14512.00       13823.00        15337.00        15599.00
         14596.00       13903.00        15423.00        15691.00
         14647.00       13952.00        15475.00        15749.00
         14872.00       14165.00        15649.00        16001.00
         14992.00       14280.00        15739.00        16118.00
         15194.00       14473.00        15999.00        16406.00
         15380.00       14649.00        16151.00        16600.00
         15280.00       14554.00        16116.00        16500.00
         15242.00       14518.00        16122.00        16466.00
         15298.00       14571.00        16154.00        16514.00
         15367.00       14637.00        16232.00        16616.00
         15279.00       14554.00        16121.00        16450.00
         15464.00       14730.00        16302.00        16677.00
         15558.00       14819.00        16367.00        16805.00
         15650.00       14907.00        16505.00        16951.00
         15743.00       14995.00        16706.00        17168.00
         15854.00       15101.00        16763.00        17314.00
         16019.00       15258.00        16902.00        17534.00
         15933.00       15176.00        16941.00        17532.00
         15936.00       15179.00        16888.00        17501.00
         16081.00       15317.00        17049.00        17769.00
         16100.00       15336.00        17047.00        17777.00
         16227.00       15457.00        17119.00        17934.00
         16242.00       15471.00        17149.00        17970.00
         16305.00       15531.00        17182.00        18051.00
         16428.00       15647.00        17247.00        18244.00
         16434.00       15654.00        17273.00        18268.00
         16193.00       15424.00        17180.00        18032.00
         16212.00       15442.00        17192.00        18043.00
         16384.00       15606.00        17348.00        18330.00
         16332.00       15556.00        17284.00        18218.00
         16320.00       15545.00        17276.00        18216.00
         16423.00       15643.00        17376.00        18354.00
         16471.00       15688.00        17411.00        18422.00
02/2004  16516.00       15737.00        17490.00        18561.00

The above illustration assumes a $10,000 investment made on March 1, 1994, and reinvestment of income and capital gains distributions. In addition, the graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that measures the return of Treasury bills with maturities of 1-3 years and is intended to provide a benchmark for the prior investment objective and strategy of the fund. The Merrill Lynch 1-5 Year Government/Corporate Index is an unmanaged index that includes all US government debt with at least $100 million face value outstanding, as well as investment-grade rated corporate debt with at least $100 million face value outstanding and a maturity of 1-5 years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)



SHARE CLASS                    A             B              C             D             G             T              Z
-------------------------------------------------------------------------------------------------------------------------
INCEPTION                  11/01/02       11/01/02      10/13/03       11/01/02      11/01/02      11/01/02      11/06/86
-------------------------------------------------------------------------------------------------------------------------
SALES CHARGE             WITHOUT  WITH WITHOUT  WITH WITHOUT  WITH  WITHOUT WITH  WITHOUT  WITH WITHOUT  WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)      1.89   -2.95   1.49  -3.51   1.65   0.65   1.82   -0.23   1.59  -3.41   1.93  -2.92      2.02
-------------------------------------------------------------------------------------------------------------------------
1-year                    1.80   -2.99   1.05  -3.94   1.21   0.22   1.66   -0.37   1.24  -3.76   1.93  -2.86      2.10
-------------------------------------------------------------------------------------------------------------------------
5-year                    5.14    4.13   4.92   4.59   4.95   4.95   5.09    4.89   4.98   4.49   5.17   4.16      5.23
-------------------------------------------------------------------------------------------------------------------------
10-year                   5.15    4.64   5.04   5.04   5.05   5.05   5.12    5.02   5.07   5.07   5.16   4.66      5.19



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)



SHARE CLASS                    A             B              C             D             G              T             Z
-------------------------------------------------------------------------------------------------------------------------
SALES CHARGE             WITHOUT  WITH WITHOUT  WITH WITHOUT  WITH  WITHOUT  WITH WITHOUT  WITH WITHOUT  WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)     -0.06   -4.84  -0.46  -5.41  -0.32  -1.31   -0.14  -2.13  -0.36  -5.31  -0.02   -4.81     0.07
-------------------------------------------------------------------------------------------------------------------------
1-year                    2.14   -2.69   1.38  -3.62   1.52   0.52    1.99  -0.05   1.58  -3.42   2.27   -2.56     2.47
-------------------------------------------------------------------------------------------------------------------------
5-year                    4.92    3.90   4.73   4.40   4.76   4.76    4.88   4.68   4.79   4.29   4.95    3.93     5.00
-------------------------------------------------------------------------------------------------------------------------
10-year                   5.06    4.54   4.96   4.96   4.98   4.98    5.04   4.94   4.99   4.99   5.07    4.56     5.10


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, and thereafter - 0%. Class C has a CDSC of 1% which is applicable for the first year only. Class D has a sales charge of 1% and also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased. For class G shares, the CDSC for the holding period after purchase is as follows: through first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For class T shares, the "with sales charge" returns include the maximum 4.75% charge.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, D, G and T (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, D, G and T would have been lower.

Sidebar:

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 1.89% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS HIGHER THAN THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX, BUT LESS THAN THE MERRILL LYNCH 1-5 YEAR GOVERNMENT/CORPORATE INDEX AND THE LIPPER SHORT TERM INVESTMENT GRADE DEBT CATEGORY AVERAGE.

o THE FUND'S EMPHASIS ON BOTH SHORT-TERM FLOATING RATE NOTES AND LONGER-TERM SECURITIES WITHIN THE FUND'S MATURITY RANGE AIDED PERFORMANCE DURING THE PERIOD.

[Illustration of 2 arrows pointing up]

                                        MERRILL LYNCH 1-3
                   CLASS A SHARES     YEAR TREASURY INDEX

                        1.89%               1.75%

                                    OBJECTIVE
                          Seeks a high level of current
                          income consistent with a high
                          degree of principal stability

                                TOTAL NET ASSETS
                                 $543.5 million

NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

   Class A               8.70
   --------------------------
   Class B               8.70
   --------------------------
   Class C               8.70
   --------------------------
   Class D               8.70
   --------------------------
   Class G               8.70
   --------------------------
   Class T               8.70
   --------------------------
   Class Z               8.70


DISTRIBUTIONS DECLARED PER SHARE 09/01/03 - 02/29/04 ($)

   Class A               0.08
   --------------------------
   Class B               0.05
   --------------------------
   Class C               0.05
   --------------------------
   Class D               0.08
   --------------------------
   Class G               0.06
   --------------------------
   Class T               0.09
   --------------------------
   Class Z               0.09


PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

For the six-month period ended February 29, 2004, Columbia Short Term Bond Fund class A shares returned 1.89% without sales charge. The fund's performance was higher than the benchmark Merrill Lynch 1-3 Year Treasury Index, which returned 1.75%, and lower than the Merrill Lynch 1-5 Year Government/Corporate Index, which returned 2.84%, during the period. The fund slightly underperformed its peer group. The Lipper Short Term Investment Grade Debt Category average was 2.02%.1 The fund's "barbell" structure--emphasizing short-term floating rate notes and longer-term securities within the fund's maturity range--aided performance during the period.

BONDS PERFORMED WELL EVEN AS THE ECONOMY IMPROVED

Most economic indicators were strong throughout the second half of 2003, highlighted by impressive third-quarter GDP growth of 8.2%. Fourth quarter GDP growth of 4.1% was moderate by comparison, but still indicative of a recovering economy. Although interest rates tend to rise as economic activity picks up, the Federal Reserve Board has maintained a monetary policy aimed at keeping interest rates low because inflationary pressures have not materialized and the job market has remained sluggish. The Fed left a key short-term interest rate--the fed funds rate--unchanged at just 1.0% throughout the period. Against this backdrop, rates on 2-year Treasury notes fell by 33 basis points and the 5-year Treasury rate declined by 53 basis points. A basis point is one one-hundredth of a percent.

The market environment that prevailed during the period favored fixed-income investments with longer maturities. Generally speaking, risk-taking was rewarded throughout the bond market, as lower-quality securities consistently outperformed investment grade bonds. These trends were modestly negative for the fund, which focuses on higher-quality short-term bonds.

BARBELL APPROACH OFFSETS IMPACT OF SHORTER DURATION

The fund was able to generate a competitive return even though its overall duration was shorter than that of the benchmark. Duration is a measure of interest rate sensitivity. By keeping the fund's duration short while interest rates declined, we gave up some performance relative to the market. However we more than made up for that decision with the fund's "barbell" investment approach--combining short-term floating rate instruments with securities at the long end of our maturity spectrum (five years). The floating rate securities carried higher yields than Treasury securities of comparable maturities, while the longer-term securities increased in value as long-term rates declined.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

Sidebar:

PORTFOLIO QUALITY AS OF 02/29/04 (%)

   Aaa                           37.1
   ----------------------------------
   Aa                            11.4
   ----------------------------------
   A                             20.0
   ----------------------------------
   Baa                           10.3
   ----------------------------------
   Agency                        17.4
   ----------------------------------
   Treasury                       3.8

Portfolio quality is calculated as a percentage of total investments.

Ratings shown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

PORTFOLIO COMPOSITION AS OF 02/29/04 (%)

   Corporate notes & bonds               39.5
   ------------------------------------------
   Collateralized mortgage obligations   20.3
   ------------------------------------------
   U.s. Government & Agency              18.4
   ------------------------------------------
   Asset-backed securities               13.7
   ------------------------------------------
   Cash & Cash Equivalents,
      net receivables & payables          7.3
   ------------------------------------------
   Commercial mortgage-backed
      securities                          0.8

MATURITY BREAKDOWN AS OF 02/29/04 (%)

   0-1 YEARS                             50.1
   ------------------------------------------
   1-3 YEARS                             31.9
   ------------------------------------------
   3-5 YEARS                             16.0
   ------------------------------------------
   5+ YEARS                               2.0

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio composition and holdings discussed are calculated as a percentage of net assets.


________________________________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

We also repositioned the fund's mortgage investments during the period. We modestly shifted away from conventional pass-through securities in favor of structured instruments, such as collateralized mortgage obligations (CMOs). This move was designed to defend against changes in mortgage prepayment activity. Mortgage prepayments have been quite high due to low mortgage rates. But if rates rise and the level of prepayments drops, it would hurt the value of conventional mortgage bonds.

Separately, we increased our position in corporate bonds from 32% to 39% of the portfolio. As yields on corporate bonds came down during the period, their prices rose and this move aided overall performance.

PREPARING FOR HIGHER INTEREST RATES

We expect the economy to continue to expand throughout 2004. If the economy lives up to this estimate, we expect economic growth to translate into higher short-term interest rates, especially if the labor market begins to improve. Although the timing of such an upward shift is impossible to pinpoint, the portfolio's shorter-than-average duration and its emphasis on floating rate securities make it well positioned for such a scenario, and our emphasis on relatively well-structured mortgage-related securities should provide additional protection.

                              Leonard A. Aplet, CFA, has co-managed Columbia Short Term Bond Fund since November 2000 and has been with the advisor and its predecessors since 1987.

                              /s/ Leonard A. Aplet

                              Richard R. Cutts, CFA, has co-managed the fund since December 2002 and has been with the advisor and its predecessors since 1994.

                              /s/ Richard R. Cutts

The fund offers the potential for current income and capital preservation but is subject to interest rate risk, credit risk and prepayment risk.

Sidebar:

PERFORMANCE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04 ($)

   SALES CHARGE     WITHOUT      WITH
   -----------------------------------
   Class A          18,871      17,974
   -----------------------------------
   Class B          18,681      18,681
   -----------------------------------
   Class C          18,687      18,687
   -----------------------------------
   Class D          18,735      18,552
   -----------------------------------
   Class Z          18,994       n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION_________________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

VALUE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04

(MOUNTAIN CHART)

                        CLASS A      CLASS A
                         SHARES       SHARES           LEHMAN
                        WITHOUT       WITH           BROTHERS
                         SALES       SALES          AGGREGATE
                        CHARGE       CHARGE         BOND INDEX
                        ------       ------         ----------
  03/1994               10000.00      9525.00         10000.00
                         9764.00      9300.00          9753.00
                         9685.00      9225.00          9675.00
                         9677.00      9217.00          9674.00
                         9661.00      9202.00          9653.00
                         9832.00      9365.00          9845.00
                         9840.00      9372.00          9857.00
                         9700.00      9239.00          9712.00
                         9679.00      9219.00          9703.00
                         9656.00      9198.00          9682.00
                         9731.00      9268.00          9748.00
                         9917.00      9446.00          9941.00
                        10143.00      9661.00         10178.00
                        10212.00      9726.00         10240.00
                        10362.00      9869.00         10384.00
                        10775.00     10263.00         10785.00
                        10861.00     10345.00         10864.00
                        10833.00     10318.00         10840.00
                        10970.00     10448.00         10971.00
                        11089.00     10562.00         11078.00
                        11234.00     10701.00         11222.00
                        11406.00     10864.00         11390.00
                        11570.00     11021.00         11550.00
                        11641.00     11088.00         11626.00
                        11426.00     10883.00         11424.00
                        11350.00     10811.00         11344.00
                        11263.00     10728.00         11280.00
                        11238.00     10704.00         11257.00
                        11397.00     10855.00         11408.00
                        11415.00     10873.00         11439.00
                        11406.00     10864.00         11420.00
                        11611.00     11059.00         11618.00
                        11857.00     11294.00         11876.00
                        12077.00     11503.00         12079.00
                        11962.00     11394.00         11967.00
                        12010.00     11439.00         12004.00
                        12047.00     11475.00         12034.00
                        11919.00     11353.00         11901.00
                        12094.00     11520.00         12079.00
                        12207.00     11627.00         12194.00
                        12347.00     11761.00         12339.00
                        12687.00     12084.00         12672.00
                        12574.00     11977.00         12564.00
                        12755.00     12149.00         12749.00
                        12949.00     12334.00         12934.00
                        12988.00     12371.00         12993.00
                        13106.00     12483.00         13125.00
                        13263.00     12633.00         13293.00
                        13252.00     12623.00         13282.00
                        13283.00     12652.00         13327.00
                        13352.00     12718.00         13397.00
                        13484.00     12844.00         13524.00
                        13593.00     12948.00         13639.00
                        13614.00     12967.00         13667.00
                        13836.00     13179.00         13890.00
                        14099.00     13429.00         14215.00
                        13975.00     13311.00         14140.00
                        14033.00     13367.00         14220.00
                        14082.00     13413.00         14263.00
                        14182.00     13509.00         14364.00
                        13910.00     13249.00         14113.00
                        13999.00     13334.00         14191.00
                        14045.00     13378.00         14236.00
                        13878.00     13219.00         14111.00
                        13817.00     13161.00         14066.00
                        13724.00     13073.00         14005.00
                        13697.00     13046.00         13998.00
                        13866.00     13207.00         14160.00
                        13904.00     13244.00         14213.00
                        13921.00     13260.00         14211.00
                        13867.00     13208.00         14143.00
                        13785.00     13130.00         14097.00
                        13926.00     13264.00         14267.00
                        14102.00     13433.00         14455.00
                        14053.00     13386.00         14414.00
                        14042.00     13375.00         14406.00
                        14346.00     13665.00         14706.00
                        14448.00     13762.00         14840.00
                        14668.00     13971.00         15055.00
                        14771.00     14069.00         15150.00
                        14852.00     14146.00         15250.00
                        15122.00     14404.00         15500.00
                        15429.00     14696.00         15788.00
                        15702.00     14956.00         16047.00
                        15839.00     15087.00         16187.00
                        15924.00     15168.00         16268.00
                        15824.00     15072.00         16199.00
                        15930.00     15173.00         16297.00
                        15976.00     15217.00         16358.00
                        16342.00     15566.00         16725.00
                        16499.00     15715.00         16917.00
                        16672.00     15880.00         17115.00
                        17009.00     16201.00         17473.00
                        16796.00     15999.00         17232.00
                        16684.00     15891.00         17121.00
                        16786.00     15988.00         17260.00
                        16922.00     16118.00         17428.00
                        16683.00     15891.00         17138.00
                        16992.00     16185.00         17471.00
                        17121.00     16308.00         17619.00
                        17184.00     16368.00         17771.00
                        17349.00     16525.00         17986.00
                        17646.00     16808.00         18290.00
                        17903.00     17053.00         18586.00
                        17696.00     16855.00         18501.00
                        17676.00     16837.00         18495.00
                        17945.00     17093.00         18878.00
                        17967.00     17113.00         18895.00
                        18216.00     17351.00         19156.00
                        18203.00     17339.00         19140.00
                        18340.00     17469.00         19299.00
                        18633.00     17748.00         19658.00
                        18574.00     17692.00         19619.00
                        17981.00     17127.00         18960.00
                        18095.00     17235.00         19085.00
                        18554.00     17673.00         19591.00
                        18391.00     17517.00         19408.00
                        18382.00     17509.00         19455.00
                        18551.00     17670.00         19653.00
                        18694.00     17806.00         19811.00
 02/2004                18871.00     17974.00         20029.00

The above illustration assumes a $10,000 investment made on March 1, 1994, and reinvestment of income and capital gains distributions. In addition, the graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million per amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)



SHARE CLASS                       A                 B                C                  D               Z
------------------------------------------------------------------------------------------------------------
INCEPTION                      11/01/02          11/01/02          10/13/03         11/01/02        02/25/83
------------------------------------------------------------------------------------------------------------
SALES CHARGE              WITHOUT     WITH   WITHOUT    WITH   WITHOUT   WITH    WITHOUT    WITH     WITHOUT
------------------------------------------------------------------------------------------------------------
6-month (cumulative)       4.28      -0.71    3.88     -1.12    3.91     2.91     3.97      1.98      4.43
------------------------------------------------------------------------------------------------------------
1-year                     3.58      -1.34    2.82     -2.18    2.85     1.85     3.07      1.03      4.11
------------------------------------------------------------------------------------------------------------
5-year                     6.29       5.27    6.08      5.76    6.08     6.08     6.14      5.93      6.43
------------------------------------------------------------------------------------------------------------
10-year                    6.56       6.04    6.45      6.45    6.45     6.45     6.48      6.38      6.63
------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)



SHARE CLASS                      A               B               C                 D              Z
------------------------------------------------------------------------------------------------------
SALES CHARGE              WITHOUT   WITH   WITHOUT  WITH   WITHOUT  WITH   WITHOUT    WITH     WITHOUT
------------------------------------------------------------------------------------------------------
6-month (cumulative)       -0.12    -4.89   -0.50   -5.41   -0.46   -1.44   -0.38    -2.36       0.11
------------------------------------------------------------------------------------------------------
1-year                      3.38    -1.50    2.61   -2.39    2.65    1.65    2.85     0.81       3.94
------------------------------------------------------------------------------------------------------
5-year                      5.67     4.65    5.49    5.16    5.49    5.49    5.54     5.32       5.80
------------------------------------------------------------------------------------------------------
10-year                     6.30     5.79    6.21    6.21    6.21    6.21    6.24     6.13       6.37


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares and the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, and thereafter - 0%. Class C has a CDSC of 1% which is applicable for the first year only. Class D has a sales charge of 1% and also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/2003, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

Sidebar:

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 4.28% WITHOUT SALES CHARGE.

o THE FUND UNDERPERFORMED ITS BENCHMARK, THE LEHMAN BROTHERS AGGREGATE BOND INDEX, AS WELL AS ITS PEER GROUP, THE LIPPER CORPORATE DEBT FUNDS A RATED CATEGORY.

o THE FUND'S RELATIVELY CONSERVATIVE POSITIONING HURT ITS RELATIVE RETURN IN A PERIOD WHEN MORE SPECULATIVE SECURITIES OUTPERFORMED.

[Illustration of 2 arrows pointing up]

                                      LEHMAN BROTHERS
                                         AGGREGATE
                CLASS A SHARES           BOND INDEX

                     4.28%                 4.92%

                                    OBJECTIVE
                      Seeks long-term capital appreciation

                                TOTAL NET ASSETS
                                 $405.5 million

NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

   Class A               13.65
   ---------------------------
   Class B               13.65
   ---------------------------
   Class C               13.65
   ---------------------------
   Class D               13.65
   ---------------------------
   Class Z               13.65

DISTRIBUTIONS DECLARED PER SHARE 09/01/03 - 02/29/04 ($)

   Class A                0.26
   ---------------------------
   Class B                0.20
   ---------------------------
   Class C                0.17
   ---------------------------
   Class D                0.22
   ---------------------------
   Class Z                0.28


PORTFOLIO MANAGERS' REPORT______________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

For the six-month period ended February 29, 2004, Columbia Fixed Income Securities Fund class A shares returned 4.28% without sales charge. By comparison, the Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt Funds A Rated Category average returned 4.92% and 5.19%, respectively, over the same period.1 We believe the fund trailed its benchmark and peer group primarily because of its relatively conservative positioning: it carried a duration that was slightly shorter than the index while interest rates were falling. And, its average credit quality was higher than the market at a time when lower-rated bonds outperformed higher-rated bonds. Duration is a measure of interest rate sensitivity. We shortened duration as a defensive move. With interest rates at historical lows, we wanted to limit the potential for capital erosion if interest rates rose as well as to provide investors with current income. In fact, interest rates fell during the period, and we gave up some short-term performance because of our decision. However, those results were partially offset by the portfolio's increased exposure to corporate bonds, which outperformed during the period.

BONDS PERFORMED WELL EVEN AS THE ECONOMY IMPROVED

Most economic indicators were strong throughout the second half of 2003, highlighted by impressive third-quarter GDP growth of 8.2%. Fourth quarter GDP growth of 4.1% was more moderate by comparison, but still indicative of a recovering economy. Although interest rates tend to rise as economic activity picks up, the Federal Reserve Board has maintained a monetary policy aimed at keeping interest rates low. With no great build-up in inflation and a sluggish job market, the Fed left a key short-term interest rate--the fed funds rate--unchanged at just 1.0% throughout the period. Against this backdrop, rates on 5-Year Treasury notes fell by 53 basis points and the 10-year Treasury rate declined by 49 basis points. A basis point is one one-hundredth of a percent.

LONGER MATURITIES AND LOWER QUALITY PREVAILED

As noted above, declining interest rates favored fixed-income investments with longer maturities, so our relatively short duration modestly decreased performance. The fund also lost some ground because lower-quality securities outperformed the investment grade securities in which the fund exclusively invests. For example, during the period A-rated corporate bonds returned 5.83%, while Baa-rated bonds returned 7.78%--a difference of 1.95 percentage points. We believe that our Baa

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

Sidebar:

PORTFOLIO QUALITY AS OF 02/29/04 (%)

   Treasury/Agency           40.8
   ------------------------------
   Aaa                       16.3
   ------------------------------
   Aa                         9.3
   ------------------------------
   A                         14.1
   ------------------------------
   Baa                       12.8
   ------------------------------
   Ba                         3.8
   ------------------------------
   B                          2.8
   ------------------------------
   Caa                        0.1

Portfolio quality is calculated as a percentage of total investments.

Ratings shown represent the highest rating assigned to a particular bond by one of the nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

PORTFOLIO COMPOSITION AS OF 02/29/04 (%)

   Corporate notes & bonds                   43.3
   ----------------------------------------------
   U.S. Government & agency                  39.7
   ----------------------------------------------
   Collateralized mortgage obligations        7.2
   ----------------------------------------------
   Cash & Cash Equivalents,
     net receivables & payables               4.9
   ----------------------------------------------
   Asset-backed securities                    4.3
   ----------------------------------------------
   Commercial mortgage-backed
     securities                               0.6

MATURITY BREAKDOWN AS OF 02/29/04 (%)

   0-1 YEARS               20.3
   ----------------------------
   1-5 YEARS               45.7
   ----------------------------
   5-10 YEARS              21.6
   ----------------------------
   10-20 YEARS              4.1
   ----------------------------
   20+ YEARS                8.3

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio composition and holdings discussed are calculated as a percentage of net assets.


________________________________________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

weighting was below that of our peer group. Even at the low-quality end of our holdings, we concentrated on bonds that we believed were candidates for a ratings upgrade rather than the marginal credits whose higher yields were in strong demand during the period.

MORTGAGE INVESTMENTS REPOSITIONED

We also repositioned the fund's mortgage investments during the period. We shifted away from 30-year conventional pass-through securities in favor of 15-year securities and structured instruments, such as collateralized mortgage obligations (CMOs). This move was designed to defend against changes in mortgage prepayment activity. Mortgage prepayments have been quite high due to low mortgage rates. But if rates rise and the level of prepayments drops, it would hurt the value of conventional mortgage bonds.

Separately, we increased our position in corporate bonds from 41% to 43% of the portfolio. As yields on corporate bonds came down during the period, their prices rose, and this move aided overall performance.

PREPARING FOR HIGHER INTEREST RATES

We expect the economy to continue to expand throughout 2004. At some point we expect this growth to translate into higher interest rates. Although the timing of an upward shift in rates is impossible to pinpoint, the portfolio's shorter-than-average duration makes it well positioned for a rising-rate scenario, and our shift from pass-throughs to CMOs has the potential to provide additional protection.

                              Leonard A. Aplet, CFA, has co-managed Columbia Fixed Income Securities Fund since January 1988 and has been with the advisor and its predecessors since 1987.

                              /s/ Leonard A. Aplet

                              Richard R. Cutts, CFA, has co-managed the fund since December 2002 and has been with the advisor and its predecessors since 1994.

                              /s/ Richard R. Cutts

Investing in fixed-income securities offers the potential for attractive current income and total returns but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

Sidebar:

PERFORMANCE OF A $10,000 INVESTMENT 02/24/99 - 02/29/04 ($)

   SALES CHARGE     WITHOUT      WITH
   -----------------------------------
   Class A          13,068      12,446
   -----------------------------------
   Class B          12,941      12,841
   -----------------------------------
   Class C          12,954      12,954
   -----------------------------------
   Class D          12,996      12,867
   -----------------------------------
   Class Z          13,122        n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                           COLUMBIA NATIONAL MUNICIPAL BOND FUND

VALUE OF A $10,000 INVESTMENT 02/24/99 - 02/29/04

(MOUNTAIN CHART)

                          CLASS A       CLASS A
                           SHARES        SHARES        LEHMAN
                          WITHOUT         WITH        BROTHERS
                          SALES          SALES       MUNICIPAL
                          CHARGE        CHARGE      BOND INDEX
                          ------        ------      ----------
  02/1999                 10000.00      9525.00       10000.00
                           9934.00      9462.00       10014.00
                           9920.00      9449.00       10039.00
                           9951.00      9478.00        9981.00
                           9893.00      9423.00        9837.00
                           9733.00      9271.00        9872.00
                           9768.00      9304.00        9794.00
                           9671.00      9212.00        9797.00
                           9675.00      9216.00        9692.00
                           9567.00      9112.00        9794.00
                           9674.00      9214.00        9721.00
                           9608.00      9152.00        9678.00
                           9543.00      9089.00        9790.00
                           9641.00      9183.00       10004.00
                           9868.00      9399.00        9945.00
                           9791.00      9326.00        9893.00
                           9714.00      9253.00       10155.00
                           9985.00      9511.00       10296.00
                          10110.00      9630.00       10455.00
                          10267.00      9779.00       10401.00
                          10209.00      9724.00       10514.00
                          10336.00      9845.00       10594.00
                          10407.00      9913.00       10856.00
                          10654.00     10148.00       10963.00
                          10749.00     10238.00       10998.00
                          10765.00     10253.00       11097.00
                          10861.00     10345.00       10977.00
                          10737.00     10227.00       11096.00
                          10844.00     10329.00       11170.00
                          10918.00     10399.00       11335.00
                          11082.00     10555.00       11522.00
                          11256.00     10721.00       11483.00
                          11216.00     10684.00       11620.00
                          11346.00     10807.00       11522.00
                          11217.00     10684.00       11413.00
                          11097.00     10570.00       11610.00
                          11297.00     10760.00       11750.00
                          11426.00     10883.00       11519.00
                          11205.00     10673.00       11744.00
                          11454.00     10910.00       11816.00
                          11517.00     10970.00       11941.00
                          11649.00     11096.00       12095.00
                          11818.00     11257.00       12240.00
                          11952.00     11384.00       12508.00
                          12236.00     11655.00       12300.00
                          12017.00     11446.00       12249.00
                          11950.00     11382.00       12507.00
                          12209.00     11629.00       12476.00
                          12137.00     11561.00       12651.00
                          12328.00     11742.00       12658.00
                          12339.00     11753.00       12742.00
                          12431.00     11841.00       13040.00
                          12733.00     12129.00       12985.00
                          12665.00     12063.00       12531.00
                          12210.00     11630.00       12625.00
                          12302.00     11717.00       12996.00
                          12694.00     12091.00       12931.00
                          12585.00     11987.00       13065.00
                          12694.00     12091.00       13174.00
                          12803.00     12195.00       13249.00
                          12851.00     12240.00       13450.00
 02/2004                  13068.00     12446.00


The above illustration assumes a $10,000 investment made on February 24, 1999, and reinvestment of income and capital gains distributions. In addition, the graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from February 28, 1999.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)



SHARE CLASS                       A                   B                 C                   D             Z
---------------------------------------------------------------------------------------------------------------
INCEPTION                      11/01/02           11/01/02           10/13/03           11/01/02       02/24/99
---------------------------------------------------------------------------------------------------------------
SALES CHARGE               WITHOUT    WITH    WITHOUT    WITH    WITHOUT   WITH     WITHOUT   WITH      WITHOUT
---------------------------------------------------------------------------------------------------------------
6-month (cumulative)        6.28      1.23     5.89      0.89     6.00     5.00      6.07     4.04       6.41
---------------------------------------------------------------------------------------------------------------
1-year                      6.04      1.00     5.26      0.26     5.37     4.37      5.62     3.61       6.38
---------------------------------------------------------------------------------------------------------------
5-year                      5.64      4.60     5.43      5.10     5.45     5.45      5.52     5.31       5.72
---------------------------------------------------------------------------------------------------------------
Life                        5.49      4.46     5.28      5.12     5.30     5.30      5.37     5.16       5.57


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)



SHARE CLASS                      A               B               C                 D             Z
-----------------------------------------------------------------------------------------------------
SALES CHARGE              WITHOUT   WITH   WITHOUT  WITH   WITHOUT  WITH   WITHOUT    WITH    WITHOUT
-----------------------------------------------------------------------------------------------------
6-month (cumulative)       1.09    -3.71    0.71    -4.21   0.80   -0.19    0.87     -1.15      1.19
-----------------------------------------------------------------------------------------------------
1-year                     4.86    -0.12    4.09    -0.91   4.17    3.17    4.43      2.44      5.21
-----------------------------------------------------------------------------------------------------
Life                       5.22     4.17    5.03     4.69   5.05    5.05    5.11      4.90      5.30


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, and thereafter - 0%. Class C has a CDSC of 1% which is applicable for the first year only. Class D has a sales charge of 1% and also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, and D would have been lower.

Sidebar:

SUMMARY

o FOR THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 6.28% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS SLIGHTLY LESS THAN THE RETURN FOR ITS BENCHMARK, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, AND THE AVERAGE FOR ITS PEER GROUP, THE LIPPER GENERAL MUNICIPAL DEBT FUNDS CATEGORY.

o ALTHOUGH THE FUND'S FOCUS ON MUNICIPAL BONDS WITH LONGER INTERMEDIATE MATURITIES HELPED GENERATE A STRONG ABSOLUTE RETURN, WE BELIEVE THAT ITS SHORTER DURATION OVERALL ACCOUNTED FOR A SLIGHT SHORTFALL RELATIVE TO ITS BENCHMARK AND PEER GROUP. THE FUND'S INVESTMENTS IN NON-RATED BONDS ALSO AIDED ITS RETURN.

[Illustration of 2 arrows pointing up]

                                         LEHMAN BROTHERS
                                         MUNICIPAL BOND
                    CLASS A SHARES           INDEX

                        6.28%                6.52%

                                    OBJECTIVE
                          Seeks a high level of income
                         exempt from federal income tax

                                TOTAL NET ASSETS
                                  $16.1 million

NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

   Class A               10.48
   ---------------------------
   Class B               10.48
   ---------------------------
   Class C               10.48
   ---------------------------
   Class D               10.48
   ---------------------------
   Class Z               10.48

DISTRIBUTIONS DECLARED PER SHARE 09/01/03 - 02/29/04 ($)

   Class A                0.26
   ---------------------------
   Class B                0.22
   ---------------------------
   Class C                0.20
   ---------------------------
   Class D                0.24
   ---------------------------
   Class Z                0.27


PORTFOLIO MANAGER'S REPORT______________________________________________________
                                           COLUMBIA NATIONAL MUNICIPAL BOND FUND

For the six-month period ended February 29, 2004, Columbia National Municipal Bond Fund class A shares returned 6.28% without sales charge. It fell just short of the return on its benchmark, the Lehman Brothers Municipal Bond Index, which was 6.52% over the same period. The fund also trailed the average return of the Lipper General Municipal Debt Funds Category, which was 6.44%.1 Our focus on municipal bonds with intermediate maturities at the longer end of the range as well as non-rated bonds helped the fund's return. A slightly shorter duration [see sidebar on next page] overall modestly hampered relative returns as interest rates trended down.

MORE FAVORABLE ENVIRONMENT FOR MUNICIPAL BONDS

After a period of volatile performance in the summer of 2003, municipal bonds rebounded during the six months covered by this report. Although economic growth was strong, inflation remained in check because of weak job growth and excess capacity in the manufacturing sector. With little likelihood of a near-term rise in interest rates, bond yields drifted lower and bond prices moved higher. The combination of sluggish job growth and federal tax cuts lowered revenues to state and local governments, leading to heavier-than-usual issuance of municipal bonds in 2003. Demand for muni bonds remained strong, although added supply put pressure on the prices of existing bonds.

FOCUS ON LONGER BONDS AND INCREASED GEOGRAPHIC DIVERSIFICATION

The fund continued to concentrate on high-quality issues diversified nationally across both states and sectors. We focused on muni bonds with maturities between 10 and 20 years. This structure benefited performance, as interest rates for longer maturity bonds dropped more than those for shorter maturity munis. Since bond prices tend to move up as interest rates move down, prices on longer maturity bonds did better than those on shorter maturity bonds.

The fund's non-rated muni bonds did well in an environment where investors were willing to take on more risk for higher returns. We trimmed some of our non-rated holdings and shifted the proceeds into higher-quality bonds that helped increase the fund's geographic diversification. As part of our diversification effort, we also reduced the fund's exposure to Oregon and Illinois bonds from approximately 27% to 22% of net assets.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

Sidebar:

PORTFOLIO QUALITY AS OF 02/29/04 (%)

   Aaa                         60.1
   --------------------------------
   Aa                          16.8
   --------------------------------
   A                            5.8
   --------------------------------
   BBB                          1.0
   --------------------------------
   Non Rated                   12.2
   --------------------------------
   Net Cash & equivalents       4.1

Ratings shown represent the highest rating assigned to a particular bond by one of the nationally-recognized rating agencies: Standard and Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

TOP 10 STATES AS OF 02/29/04 (%)

   Washington                  13.8
   --------------------------------
   Oregon                      11.1
   --------------------------------
   Illinois                    10.7
   --------------------------------
   Michigan                     5.9
   --------------------------------
   Indiana                      5.2
   --------------------------------
   Texas                        4.5
   --------------------------------
   Tennessee                    4.1
   --------------------------------
   New York                     3.6
   --------------------------------
   Wisconsin                    3.4
   --------------------------------
   Alaska                       3.1

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio composition and holdings discussed are calculated as a percentage of net assets.

MATURITY BREAKDOWN AS OF 02/29/04 (%)

   0-1 YEARS                    1.1
   --------------------------------
   1-3 YEARS                    1.7
   --------------------------------
   3-5 YEARS                    3.2
   --------------------------------
   5-7 YEARS                    5.5
   --------------------------------
   7-10 YEARS                  23.6
   --------------------------------
   10-15 YEARS                 50.2
   --------------------------------
   15-20 YEARS                  8.9
   --------------------------------
   20-25 YEARS                  1.7
   --------------------------------
   Net cash & equivalents       4.1


Portfolio quality and maturity breakdown are calculated as a percentage of total investments including short-term obligations.

ABOUT DURATION

Duration is a measure, expressed in years, of interest-rate sensitivity. It is similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, it is a more complex and more accurate measure of a fund's exposure to changing interest rates.

Because we are active duration managers, we tend to use duration as a tactical tool to anticipate or respond to interest rate changes. Because bond prices and interest rates move in opposite directions, we lower duration when we expect interest rates to rise and we raise duration when we expect interest rates to fall. This adjustment provides the potential to benefit performance. If we are wrong and interest rates rise after we lengthen duration, or fall after we shorten duration, fund performance could be hurt.


________________________________________________________________________________
                                           COLUMBIA NATIONAL MUNICIPAL BOND FUND

POTENTIAL FOR IMPROVING MUNICIPAL BOND ENVIRONMENT

Our outlook is for a more stable environment in the municipal bond market for the period ahead. Low mortgage rates and steady real estate prices should continue to support the housing market and consumer spending despite weak job growth. If economic growth remains solid, state and local governments can expect tax revenues to move higher. This, in turn, would aid balance sheets and slow credit downgrades. With less financial pressure, states and local governments would also be able to reduce issuance, creating a better environment for existing bonds. The presidential election is a wildcard, as the candidates' tax policies would likely have different effects on state and local revenues and the creation of additional investments with tax incentives.

Going forward, we plan to focus the fund on the longer end of the intermediate maturity range, targeting issues with 8- to 20-year maturities. We think this part of the market represents the best return opportunities in an environment with the potential for volatile or rising interest rates. We also intend to reduce the fund's already small position in bonds that are subject to the alternative minimum tax.

                              Susan Sanderson has managed Columbia National Municipal Bond Fund since December 2003 and has been with the advisor and its predecessors since 1985.

                              /s/ Susan Sanderson

Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the fund shares will be affected by interest rate changes and the creditworthiness of issues held in the funds. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations.

Sidebar:

PERFORMANCE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04 ($)

   SALES CHARGE     WITHOUT      WITH
   -----------------------------------
   Class A          17,195      16,378
   -----------------------------------
   Class B          17,027      17,027
   -----------------------------------
   Class C          17,046      17,046
   -----------------------------------
   Class D          17,112      16,935
   -----------------------------------
   Class Z          17,288        n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION_________________________________________________________
                                             COLUMBIA OREGON MUNICIPAL BOND FUND

VALUE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04

(MOUNTAIN CHART)

                        CLASS A        CLASS A          LEHMAN
                         SHARES        SHARES         BROTHERS
                        WITHOUT         WITH           GENERAL
                        SALES          SALES        OBLIGATION
                        CHARGE        CHARGE        BOND INDEX
                        ------        ------        ----------
  03/1994               10000.00      9525.00         10000.00
                         9642.00      9184.00          9632.00
                         9693.00      9233.00          9736.00
                         9762.00      9298.00          9811.00
                         9715.00      9254.00          9752.00
                         9858.00      9390.00          9905.00
                         9894.00      9424.00          9948.00
                         9764.00      9300.00          9809.00
                         9643.00      9185.00          9667.00
                         9486.00      9036.00          9516.00
                         9675.00      9216.00          9684.00
                         9907.00      9437.00          9913.00
                        10127.00      9646.00         10175.00
                        10234.00      9748.00         10314.00
                        10245.00      9758.00         10320.00
                        10497.00      9998.00         10628.00
                        10413.00      9918.00         10556.00
                        10503.00     10004.00         10678.00
                        10636.00     10131.00         10814.00
                        10707.00     10199.00         10883.00
                        10833.00     10318.00         11007.00
                        10983.00     10461.00         11163.00
                        11047.00     10522.00         11251.00
                        11111.00     10583.00         11360.00
                        11055.00     10530.00         11308.00
                        10939.00     10420.00         11182.00
                        10894.00     10377.00         11143.00
                        10887.00     10370.00         11125.00
                        10996.00     10473.00         11238.00
                        11088.00     10561.00         11343.00
                        11089.00     10562.00         11342.00
                        11218.00     10685.00         11480.00
                        11330.00     10792.00         11614.00
                        11507.00     10960.00         11830.00
                        11461.00     10916.00         11782.00
                        11490.00     10945.00         11814.00
                        11582.00     11032.00         11922.00
                        11460.00     10915.00         11768.00
                        11535.00     10987.00         11860.00
                        11670.00     11116.00         12036.00
                        11775.00     11216.00         12166.00
                        12075.00     11502.00         12481.00
                        11998.00     11428.00         12372.00
                        12124.00     11548.00         12513.00
                        12184.00     11605.00         12581.00
                        12241.00     11659.00         12642.00
                        12418.00     11828.00         12821.00
                        12538.00     11942.00         12953.00
                        12522.00     11928.00         12964.00
                        12512.00     11918.00         12975.00
                        12470.00     11878.00         12907.00
                        12651.00     12050.00         13120.00
                        12679.00     12076.00         13167.00
                        12708.00     12104.00         13197.00
                        12900.00     12287.00         13406.00
                        13060.00     12439.00         13584.00
                        13037.00     12418.00         13587.00
                        13076.00     12455.00         13631.00
                        13110.00     12488.00         13676.00
                        13276.00     12645.00         13856.00
                        13173.00     12548.00         13785.00
                        13181.00     12555.00         13790.00
                        13220.00     12592.00         13828.00
                        13099.00     12477.00         13750.00
                        12913.00     12300.00         13548.00
                        12964.00     12348.00         13601.00
                        12852.00     12242.00         13521.00
                        12859.00     12248.00         13533.00
                        12726.00     12122.00         13417.00
                        12853.00     12243.00         13553.00
                        12762.00     12156.00         13468.00
                        12683.00     12081.00         13418.00
                        12790.00     12182.00         13552.00
                        13056.00     12435.00         13826.00
                        12985.00     12368.00         13756.00
                        12905.00     12292.00         13683.00
                        13217.00     12589.00         14036.00
                        13397.00     12760.00         14221.00
                        13600.00     12954.00         14424.00
                        13528.00     12886.00         14352.00
                        13676.00     13026.00         14503.00
                        13765.00     13111.00         14604.00
                        14073.00     13404.00         14949.00
                        14233.00     13557.00         15111.00
                        14273.00     13595.00         15156.00
                        14389.00     13705.00         15289.00
                        14233.00     13557.00         15132.00
                        14386.00     13702.00         15285.00
                        14476.00     13789.00         15379.00
                        14676.00     13979.00         15598.00
                        14912.00     14204.00         15849.00
                        14872.00     14166.00         15814.00
                        15061.00     14346.00         15977.00
                        14888.00     14181.00         15836.00
                        14712.00     14013.00         15710.00
                        14952.00     14242.00         15967.00
                        15127.00     14408.00         16162.00
                        14855.00     14149.00         15853.00
                        15146.00     14426.00         16180.00
                        15241.00     14517.00         16269.00
                        15421.00     14688.00         16451.00
                        15628.00     14885.00         16653.00
                        15812.00     15061.00         16843.00
                        16158.00     15391.00         17185.00
                        15863.00     15109.00         16907.00
                        15742.00     14994.00         16824.00
                        16052.00     15290.00         17154.00
                        15990.00     15230.00         17125.00
                        16237.00     15466.00         17361.00
                        16224.00     15454.00         17394.00
                        16338.00     15562.00         17505.00
                        16725.00     15931.00         17892.00
                        16633.00     15843.00         17806.00
                        16039.00     15277.00         17215.00
                        16144.00     15377.00         17375.00
                        16630.00     15840.00         17872.00
                        16508.00     15724.00         17752.00
                        16681.00     15889.00         17898.00
                        16818.00     16019.00         18025.00
                        16882.00     16080.00         18115.00
02/2004                 17195.00     16378.00         18395.00

The above illustration assumes a $10,000 investment made on March 1, 1994 and reinvestment of income and capital gains distributions. In addition, the graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers General Obligation Bond Index is a unmanaged index that represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)



SHARE CLASS                       A                   B                 C                   D              Z
---------------------------------------------------------------------------------------------------------------
INCEPTION                      11/01/02           11/01/02           10/13/03           11/01/02       07/02/84
---------------------------------------------------------------------------------------------------------------
SALES CHARGE               WITHOUT     WITH    WITHOUT    WITH    WITHOUT   WITH    WITHOUT     WITH    WITHOUT
---------------------------------------------------------------------------------------------------------------
6-month (cumulative)         6.49      1.43     6.09      1.09     6.21     5.21      6.28      4.23     6.65
---------------------------------------------------------------------------------------------------------------
1-year                       5.87      0.84     5.06      0.06     5.18     4.18      5.48      3.44     6.26
---------------------------------------------------------------------------------------------------------------
5-year                       5.47      4.45     5.27      4.94     5.29     5.29      5.37      5.15     5.59
---------------------------------------------------------------------------------------------------------------
10-year                      5.57      5.06     5.47      5.47     5.48     5.48      5.52      5.41     5.63


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)



SHARE CLASS                      A               B               C                 D              Z
------------------------------------------------------------------------------------------------------
SALES CHARGE              WITHOUT   WITH   WITHOUT  WITH   WITHOUT  WITH   WITHOUT    WITH     WITHOUT
------------------------------------------------------------------------------------------------------
6-month (cumulative)       1.11    -3.70    0.71    -4.19   0.79   -0.19    0.91     -1.07       1.29
------------------------------------------------------------------------------------------------------
1-year                     4.76    -0.21    3.96    -1.02   4.05    3.05    4.38      2.35       5.16
------------------------------------------------------------------------------------------------------
5-year                     5.11     4.10    4.93     4.60   4.95    4.95    5.02      4.81       5.22
------------------------------------------------------------------------------------------------------
10-year                    5.18     4.67    5.09     5.09   5.10    5.10    5.14      5.03       5.23


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, and thereafter - 0%. Class C has a CDSC of 1% which is applicable for the first year only. Class D has a sales charge of 1% and also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, and D would have been lower.

Sidebar:

SUMMARY

o FOR THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 6.49% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS HIGHER THAN ITS BENCHMARK, THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX, AND THE AVERAGE RETURN FOR ITS PEER GROUP, THE LIPPER OREGON MUNICIPAL DEBT FUNDS CATEGORY.

o THE FUND'S STRONG PERFORMANCE WAS THE RESULT OF OUR CONCENTRATION ON MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES, WHICH DID BETTER THAN BONDS WITH EITHER LONG OR SHORT MATURITIES.

[Illustration of 2 arrows pointing up]

                                             LEHMAN BROTHERS
                                           GENERAL OBLIGATION
                     CLASS A SHARES           BOND INDEX

                          6.49%                  5.90%

                                    OBJECTIVE
                          Seeks a high level of income
                             exempt from federal and
                                Oregon income tax

                                TOTAL NET ASSETS
                                 $486.4 million

NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

   Class A               12.66
   ---------------------------
   Class B               12.66
   ---------------------------
   Class C               12.66
   ---------------------------
   Class D               12.66
   ---------------------------
   Class Z               12.66

DISTRIBUTIONS DECLARED PER SHARE 09/01/03 - 02/29/04 ($)

   Class A                0.38
   ---------------------------
   Class B                0.33
   ---------------------------
   Class C                0.30
   ---------------------------
   Class D                0.35
   ---------------------------
   Class Z                0.40


PORTFOLIO MANAGER'S REPORT______________________________________________________
                                             COLUMBIA OREGON MUNICIPAL BOND FUND

For the six-month period ended February 29, 2004, Columbia Oregon Municipal Bond Fund class A shares returned 6.49% without sales charge. This was higher than the fund's benchmark, the Lehman Brothers General Obligation Bond Index, which returned 5.90%. The fund also beat its peer group, the Lipper Oregon Municipal Debt Funds Category, which returned an average of 5.73%.1 The fund's strong performance resulted from its focus on bonds with intermediate maturities, which did better than bonds with either long or short maturities over the period.

A FAVORABLE ENVIRONMENT FOR MUNICIPAL BONDS

After a period of volatile performance in the summer of 2003, municipal bonds rebounded during the six months covered by this report. Although economic growth was strong, inflation remained in check because of weak job growth and excess capacity in the manufacturing sector. With little likelihood of a near-term rise in interest rates, bond yields drifted lower and bond prices moved higher. The combination of sluggish job growth and federal tax cuts lowered revenues to state and local governments, leading to heavier-than-usual issuance of municipal bonds nationwide.

In Oregon, 2003 muni bond issuance was 60% higher than the previous year. Oregon's economy, which relied heavily on the technology industry in the `90s, remained slightly behind the rest of the country, with higher unemployment and continued budget shortfalls. A recent ballot initiative to cover part of the budget deficit failed, forcing the state to make cuts to balance its 2004-2005 budget and weakening its credit position.

During the period, yields on bonds with intermediate maturities dropped more than bonds with short or long maturities. The fund's concentration in the intermediate part of the market benefited performance, as prices on intermediate maturity issues appreciated more than longer or shorter maturity issues.

The fund also benefited from its investments in hospital and non-rated bonds. Hospital bonds performed well, as the financial outlook improved for many issuers. The fund's non-rated bonds did well as investors became more willing to take on added risk for higher returns.

Certain securities detracted from performance. Multi-family housing bonds hurt performance as low mortgage rates favored individual home ownership over rental housing, which made it difficult for issuers to maintain occupancy levels. In addition, a decline in tourism over the last few years led to cash flow shortfalls at the Oregon Coast Aquarium. We continue to work with the Aquarium to resolve these issues or seek alternatives to enhance the value of the outstanding bonds.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

Sidebar:

PORTFOLIO QUALITY AS OF 02/29/04 (%)

   AAA                         39.8
   --------------------------------
   AA                          36.9
   --------------------------------
   A                            7.1
   --------------------------------
   BBB                          4.3
   --------------------------------
   Non rated                   10.0
   --------------------------------
   Net cash & equivalents       1.9

Ratings shown represent the highest rating assigned to a particular bond by one of the nationally-recognized rating agencies: Standard and Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

PORTFOLIO COMPOSITION AS OF 02/29/04 (%)

   Revenue                                   34.0
   ----------------------------------------------
   Insured revenue                           20.8
   ----------------------------------------------
   General obligations                       17.8
   ----------------------------------------------
   Insured general obligations               13.5
   ----------------------------------------------
   Other bonds                                6.2
   ----------------------------------------------
   State of Oregon general obligations        4.4
   ----------------------------------------------
   CASH & cash equivalents,
     net receivables & payables               2.3
   ----------------------------------------------
   PRE-refunded bond                          0.8
   ----------------------------------------------
   U.S. territories bonds                     0.2


HOLDINGS DISCUSSED IN THIS REPORT AS OF 02/29/04 (%)

OREGON COAST AQUARIUM
  (OREGON ST HEALTH HSG EDL)     0.1

MATURITY BREAKDOWN AS OF 02/29/04 (%)

   0-3 Years                    1.4
   --------------------------------
   3-5 Years                    2.0
   --------------------------------
   5-7 Years                    8.6
   --------------------------------
   7-10 Years                  23.1
   --------------------------------
   10-15 Years                 38.9
   --------------------------------
   15-20 Years                 13.5
   --------------------------------
   20-25 Years                  4.5
   --------------------------------
   25+ Years                    6.1
   --------------------------------
   Net Cash & Equivalents       1.9

Portfolio quality and maturity breakdown are calculated as a percentage of total investments including short-term obligations.

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio composition and holdings discussed are calculated as a percentage of net assets.


________________________________________________________________________________
                                             COLUMBIA OREGON MUNICIPAL BOND FUND

POTENTIAL FOR GRADUALLY IMPROVING ENVIRONMENT

Our outlook calls for increased stability in the municipal bond market. Despite high unemployment, low mortgage rates and steady real estate prices have helped housing prices and consumer spending remain strong. If economic growth remains solid, state and local governments can expect tax revenues to move higher. This, in turn, would aid balance sheets and slow credit downgrades. With less financial pressure, states and local governments would also be able to reduce issuance, creating a better environment for existing bonds. In Oregon specifically, we believe revenue streams are slowly starting to pick up. Near term the state may continue to have budget problems, which would affect credit ratings. However, we expect Oregon's municipal market to benefit from a healthy, although lower, level of issuance and continued strong demand.

We expect to focus on the longer end of the intermediate maturity range, which we think offers the best opportunity in a gradually improving environment. In an effort to enhance tax-free returns to shareholders, we intend to reduce the fund's exposure to bonds that are subject to the alternative minimum tax. Our goal is also to de-emphasize exposure to the multi-family housing sector and pare back on non-rated bonds. We expect to invest the proceeds in high-quality essential services bonds, including water, sewer and school bonds.

Photo of: Brian Mcgreevy

                              Brian McGreevy has managed the Columbia Oregon Municipal Bond Fund since December 2003 and has been with the advisor and its predecessors since 1994.

                              /s/ Brian McGreevy

Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the fund shares will be affected by interest rate changes and the creditworthiness of issues held in the funds. Single-state municipal bond funds pose additional risks due to limited geographical diversification. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations.

Sidebar:

PERFORMANCE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04 ($)

   SALES CHARGE     WITHOUT      WITH
   -----------------------------------
   Class A          19,903      18,966
   -----------------------------------
   Class B          19,681      19,681
   -----------------------------------
   Class C          19,675      19,675
   -----------------------------------
   Class D          19,729      19,532
   -----------------------------------
   Class Z          19,983       n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION_________________________________________________________
                                                        COLUMBIA HIGH YIELD FUND

VALUE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04

(MOUNTAIN CHART)

                        CLASS A       CLASS A         MERRILL
                        SHARES        SHARES          LYNCH US
                       WITHOUT         WITH          HIGH YIELD,
                        SALES          SALES          CASH PAY
                       CHARGE         CHARGE         ONLY INDEX
                       ------        ------         ----------
 03/1994               10000.00      9525.00          10000.00
                        9695.00      9234.00           9674.00
                        9527.00      9075.00           9561.00
                        9606.00      9150.00           9526.00
                        9632.00      9175.00           9562.00
                        9691.00      9231.00           9629.00
                        9752.00      9289.00           9695.00
                        9801.00      9335.00           9691.00
                        9812.00      9346.00           9715.00
                        9703.00      9242.00           9633.00
                        9803.00      9337.00           9740.00
                        9956.00      9483.00           9877.00
                       10201.00      9716.00          10185.00
                       10293.00      9804.00          10327.00
                       10524.00     10024.00          10568.00
                       10790.00     10278.00          10898.00
                       10865.00     10349.00          10981.00
                       11015.00     10491.00          11106.00
                       11034.00     10510.00          11174.00
                       11213.00     10680.00          11301.00
                       11361.00     10821.00          11382.00
                       11491.00     10945.00          11493.00
                       11676.00     11121.00          11678.00
                       11838.00     11276.00          11863.00
                       11877.00     11313.00          11880.00
                       11743.00     11185.00          11848.00
                       11726.00     11169.00          11854.00
                       11737.00     11179.00          11940.00
                       11770.00     11211.00          12011.00
                       11857.00     11294.00          12093.00
                       12082.00     11508.00          12217.00
                       12291.00     11707.00          12480.00
                       12426.00     11836.00          12617.00
                       12687.00     12085.00          12872.00
                       12777.00     12170.00          12971.00
                       12890.00     12278.00          13071.00
                       13086.00     12464.00          13254.00
                       12888.00     12276.00          13107.00
                       13040.00     12421.00          13257.00
                       13353.00     12719.00          13524.00
                       13521.00     12879.00          13730.00
                       13885.00     13226.00          14059.00
                       13873.00     13214.00          14036.00
                       14059.00     13391.00          14269.00
                       14046.00     13379.00          14363.00
                       14206.00     13531.00          14499.00
                       14399.00     13715.00          14637.00
                       14634.00     13939.00          14855.00
                       14720.00     14021.00          14916.00
                       14812.00     14108.00          15044.00
                       14886.00     14179.00          15115.00
                       14932.00     14223.00          15221.00
                       15038.00     14324.00          15297.00
                       15221.00     14498.00          15384.00
                       14617.00     13923.00          14719.00
                       14876.00     14169.00          14749.00
                       14804.00     14101.00          14507.00
                       15293.00     14566.00          15167.00
                       15297.00     14571.00          15172.00
                       15486.00     14750.00          15322.00
                       15400.00     14669.00          15205.00
                       15584.00     14843.00          15336.00
                       15694.00     14949.00          15575.00
                       15492.00     14756.00          15468.00
                       15444.00     14710.00          15439.00
                       15428.00     14696.00          15462.00
                       15342.00     14613.00          15304.00
                       15325.00     14597.00          15246.00
                       15328.00     14600.00          15156.00
                       15578.00     14838.00          15329.00
                       15661.00     14917.00          15408.00
                       15581.00     14841.00          15331.00
                       15595.00     14854.00          15345.00
                       15506.00     14769.00          15130.00
                       15577.00     14837.00          15135.00
                       15568.00     14828.00          14968.00
                       15895.00     15140.00          15224.00
                       16038.00     15276.00          15334.00
                       16309.00     15534.00          15521.00
                       16309.00     15534.00          15431.00
                       16172.00     15404.00          14979.00
                       15941.00     15183.00          14510.00
                       16382.00     15604.00          14825.00
                       16944.00     16139.00          15708.00
                       17086.00     16275.00          15957.00
                       16998.00     16190.00          15746.00
                       16957.00     16151.00          15574.00
                       17067.00     16256.00          15873.00
                       16917.00     16113.00          15546.00
                       17121.00     16308.00          15787.00
                       17344.00     16520.00          15940.00
                       16666.00     15874.00          14919.00
                       17238.00     16419.00          15357.00
                       17689.00     16849.00          15856.00
                       17470.00     16640.00          15744.00
                       17575.00     16740.00          15832.00
                       17415.00     16588.00          15680.00
                       17578.00     16743.00          16053.00
                       17661.00     16822.00          16308.00
                       17626.00     16788.00          16220.00
                       17178.00     16362.00          15067.00
                       16893.00     16090.00          14467.00
                       17155.00     16340.00          14829.00
                       17088.00     16276.00          14592.00
                       17066.00     16255.00          14469.00
                       17547.00     16713.00          15332.00
                       17663.00     16824.00          15565.00
                       17816.00     16970.00          16013.00
                       17957.00     17104.00          16220.00
                       18266.00     17398.00          16640.00
                       18681.00     17793.00          17575.00
                       18696.00     17807.00          17765.00
                       18924.00     18025.00          18250.00
                       18564.00     17682.00          17989.00
                       18688.00     17801.00          18224.00
                       19094.00     18187.00          18711.00
                       19308.00     18391.00          19093.00
                       19426.00     18503.00          19356.00
                       19635.00     18703.00          19805.00
                       19824.00     18882.00          20114.00
02/2004                19903.00     18966.00          20108.00

The above illustration assumes a $10,000 investment made on March 1, 1994, and reinvestment of income and capital gains distributions. In addition, the graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Merrill Lynch US High Yield, Cash Pay Only Index is an unmanaged index of non-investment-grade corporate bonds. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)



SHARE CLASS                       A                   B                 C                   D              Z
---------------------------------------------------------------------------------------------------------------
INCEPTION                      11/01/02           11/01/02           10/13/03           11/01/02       10/01/93
---------------------------------------------------------------------------------------------------------------
SALES CHARGE               WITHOUT     WITH    WITHOUT    WITH    WITHOUT   WITH    WITHOUT     WITH    WITHOUT
---------------------------------------------------------------------------------------------------------------
6-month (cumulative)         6.48      1.46     6.06      1.06     6.03     5.03      6.15      4.05     6.60
---------------------------------------------------------------------------------------------------------------
1-year                      10.81      5.55     9.89      4.89     9.85     8.85     10.11      7.96    11.10
---------------------------------------------------------------------------------------------------------------
5-year                       5.26      4.23     5.02      4.72     5.01     5.01      5.07      4.86     5.34
---------------------------------------------------------------------------------------------------------------
10-year                      7.13      6.61     7.01      7.01     7.00     7.00      7.03      6.92     7.17



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)



SHARE CLASS                      A                B               C                D             Z
------------------------------------------------------------------------------------------------------
SALES CHARGE              WITHOUT   WITH   WITHOUT  WITH   WITHOUT  WITH   WITHOUT    WITH     WITHOUT
------------------------------------------------------------------------------------------------------
6-month (cumulative)        3.75   -1.14     3.32  -1.68     3.28   2.28     3.42     1.37      3.87
------------------------------------------------------------------------------------------------------
1-year                     11.16    5.85    10.23   5.23    10.19   9.19    10.45     8.42     11.49
------------------------------------------------------------------------------------------------------
5-year                      5.12    4.10     4.91   4.61     4.90   4.90     4.95     4.74      5.19
------------------------------------------------------------------------------------------------------
10-year                     7.10    6.57     6.99   6.99     6.99   6.99     7.01     6.91      7.14


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares and the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, and thereafter - 0%. Class C has a CDSC of 1% which is applicable for the first year only. Class D has a sales charge of 1% and also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/2003, the date on which class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

Sidebar:

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 6.48% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS LESS THAN ITS BENCHMARK, THE MERRILL LYNCH US HIGH YIELD, CASH PAY ONLY INDEX.

o THE FUND TRAILED ITS BENCHMARK PRIMARILY BECAUSE OF ITS RELATIVELY CONSERVATIVE POSITIONING IN A PERIOD WHEN MORE SPECULATIVE SECURITIES OUTPERFORMED.

[Illustration of 2 arrows pointing up]
                                           MERRILL LYNCH US
                                           HIGH YIELD, CASH
                CLASS A SHARES              PAY ONLY INDEX

                   6.48%                        10.32%

                                   OBJECTIVE
                          Seeks a high level of income
                          with capital appreciation as
                                a secondary goal

                                TOTAL NET ASSETS
                                $1,878.0 million

NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

   Class A               8.77
   --------------------------
   Class B               8.77
   --------------------------
   Class C               8.77
   --------------------------
   Class D               8.77
   --------------------------
   Class Z               8.77

DISTRIBUTIONS DECLARED PER SHARE 09/01/03 - 02/29/04 ($)

   Class A               0.26
   --------------------------
   Class B               0.23
   --------------------------
   Class C               0.18
   --------------------------
   Class D               0.24
   --------------------------
   Class Z               0.27


PORTFOLIO MANAGER'S REPORT______________________________________________________
                                                        COLUMBIA HIGH YIELD FUND

For the six-month period ended February 29, 2004, Columbia High Yield Fund class A shares returned 6.48% without sales charge. The fund lagged the Merrill Lynch US High Yield, Cash Pay Only Index, which returned 10.32%. The fund's relative performance was hurt by its emphasis on the higher-quality segment of the high-yield marketplace. The fund generally holds no Caa-rated bonds, which constitute approximately 15% of the index. These ultra low-quality bonds have outperformed B- and Ba-rated bonds for more than a year. The fund suffered from its underweight in industries that are dominated by companies with Caa ratings--specifically, electric utilities, telecom and airlines. The fund's performance was also held back by its overweight positions in health care and gaming, two sectors that lagged the overall market.

LOWER QUALITY BONDS PREVAILED

The market's preference for lower-rated securities during the period can be traced to several factors. Early in the period, lower-quality bonds enjoyed a substantial yield advantage. As yield-hungry investors poured money into lower quality bonds, companies were able to refinance their debt on advantageous terms and bankruptcy rates began to decline from record levels. Finally, the emergence of a genuine economic recovery in the third quarter of 2003 gave investors hope that many struggling companies would be able to improve their competitive positions. Yet, the overall credit quality of the high-yield market actually declined as measured by the rating agencies (S&P and Moody's) because many more companies were downgraded than upgraded.

REDUCED CABLE EXPOSURE AND ADDED TO SATELLITE TELEVISION PROVIDERS

The composition of the fund was relatively unchanged during the period. However, we reduced our commitment to the cable sector by selling our positions in Cablevision and Mediacom, which, in our judgment, no longer represented good values. From an operating perspective, we have been concerned that cable as a group has been losing market share to satellite TV, especially in rural markets. In an effort to participate in this trend, we purchased bonds of satellite dish company, Echostar DBS to supplement our existing position in DirecTV Holdings.

Sidebar:

PORTFOLIO QUALITY AS OF 02/29/04 (%)

   Baa                     4.1
   ---------------------------
   Ba                     54.4
   ---------------------------
   B                      38.9
   ---------------------------
   Caa                     2.6

Portfolio quality is calculated as a percentage of total investments.

Ratings shown represent the highest rating assigned to a particular bond by one of the nationally recognized rating agencies: Standard and Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

TOP 5 SECTORS AS OF 02/29/04 (%)

   Energy                 10.3
   ---------------------------
   Health care             9.4
   ---------------------------
   Casinos & gaming        7.4
   ---------------------------
   Cable TV                5.5
   ---------------------------
   Services                4.9

HOLDINGS DISCUSSED IN THIS REPORT AS OF 02/29/04 (%)

   Echostar DBS            1.8
   ---------------------------
   DirecTV Holdings        1.4


MATURITY BREAKDOWN AS OF 02/29/04 (%)

   0-3 Years               6.5
   ---------------------------
   3-5 Years              14.7
   ---------------------------
   5-10 Years             76.3
   ---------------------------
   10+ Years               2.5

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio composition and holdings discussed are calculated as a percentage of net assets.


________________________________________________________________________________
                                                        COLUMBIA HIGH YIELD FUND

PREPARED FOR HIGHER INTEREST RATES

Although we believe that a combination of GDP growth and low inflation have the potential to extend the favorable environment for high-yield securities into 2004, we believe that the market's advances in 2003 already reflect much of this improvement. If the economic recovery proves unsustainable because it has been built on a combination of factors that may have run their course--historically low interest rates, massive tax cuts and substantial budget deficits--we would enjoy an advantage in having maintained a conservative posture for the fund. The fund's focus on quality hurt relative performance last year, but the yield advantage of low-quality bonds has already contracted sharply. If the economy is stronger than we expect, the fund should benefit from having a shorter-than-average maturity relative to its benchmark, a defensive stance designed to cushion the fund against the possibility of higher interest rates.

Photo of: Jeffry L. Rippey

                              Jeffry L. Rippey, CFA, has managed or co-managed Columbia High Yield Fund since October 1993 and has been with the advisor and its predecessors since 1981.

                              /s/ Jeffry L. Rippey

Investing in high-yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer, rising interest rates and risk associated with investing in securities of foreign and emerging markets, including currency exchange rate fluctuations and economic and political change.

Sidebar:

PERFORMANCE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04 ($)

   SALES CHARGE     WITHOUT
   ------------------------
   Class Z          14,792

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION_________________________________________________________
                                                   COLUMBIA DAILY INCOME COMPANY

VALUE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04

(MOUNTAIN CHART)

                                                      CONSUMER
                                       CLASS Z           PRICE
                                       SHARES            INDEX
                                       ------            -----
03/1994                              10000.00         10000.00
                                     10074.00         10055.00
                                     10171.00         10158.00
                                     10283.00         10205.00
                                     10417.00         10287.00
                                     10563.00         10375.00
                                     10707.00         10423.00
                                     10846.00         10471.00
                                     10983.00         10560.00
                                     11113.00         10676.00
                                     11249.00         10724.00
                                     11385.00         10813.00
                                     11522.00         10881.00
                                     11665.00         10915.00
                                     11815.00         10963.00
                                     11964.00         11011.00
                                     12116.00         11039.00
                                     12270.00         11101.00
                                     12427.00         11142.00
                                     12580.00         11183.00
                                     12722.00         11217.00
                                     12862.00         11332.00
                                     13007.00         11393.00
                                     13164.00         11475.00
                                     13339.00         11571.00
                                     13526.00         11679.00
                                     13735.00         11782.00
                                     13943.00         11871.00
                                     14141.00         11987.00
                                     14301.00         12116.00
                                     14425.00         12103.00
                                     14513.00         12096.00
                                     14564.00         12124.00
                                     14609.00         12259.00
                                     14652.00         12321.00
                                     14690.00         12361.00
                                     14719.00         12484.00
                                     14744.00         12511.00
                                     14762.00         12586.00
                                     14775.00         12580.00
02/2004                              14792.00         12693.00

The above illustration assumes a $10,000 investment made on March 1, 1994, and reinvestment of income and capital gains distributions. In addition, the graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)

                                      CONSUMER PRICE
                          CLASS Z    INDEX (INFLATION)
------------------------------------------------------
6-Month (Cumulative)        0.17           0.87
------------------------------------------------------
1-Year                      0.46           1.69
------------------------------------------------------
5-Year                      3.06           2.51
------------------------------------------------------
10-Year                     3.99           2.41


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)

                                       CONSUMER PRICE
                          CLASS Z    INDEX (INFLATION)
------------------------------------------------------
6-Month (Cumulative)        0.19          0.33
------------------------------------------------------
1-Year                      0.52          1.88
------------------------------------------------------
5-Year                      3.20          2.37
------------------------------------------------------
10-Year                     4.03          2.37

All results shown assume reinvestment of distributions.

Sidebar:

SUMMARY

o FOR THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 29, 2004, THE FUND'S CLASS Z SHARES RETURNED 0.17%.

o THE FUND'S RETURN WAS EQUAL TO THAT OF THE LIPPER MONEY MARKET FUNDS CATEGORY AVERAGE.

o  YIELDS ON ALL SHORT-TERM FIXED-INCOME SECURITIES WERE LOW THROUGHOUT THE
   PERIOD.

[Illustration of 2 arrows pointing up]

                                             CONSUMER PRICE
                     CLASS Z SHARES         INDEX (INFLATION)

                          0.17%                  0.87%

                                   OBJECTIVE
                Seeks a high level of income consistent with the
            maintenance of liquidity and the preservation of capital
         by investing primarily in high quality money market securities.

                                TOTAL NET ASSETS
                                 $749.7 million

NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

   Class Z                     1.00


PORTFOLIO MANAGER'S REPORT______________________________________________________
                                                   COLUMBIA DAILY INCOME COMPANY

For the six-month period ended February 29, 2004, Columbia Daily Income Company class Z shares returned 0.17%. The Lipper Money Market Funds Category also averaged 0.17% for the period.1

The Federal Reserve Board lowered a key short-term interest rate--the fed funds rate--to 1.0% in June of 2003, and continued to maintain this historically low rate in an effort to stimulate economic growth. As a result, yields on all short-term fixed-income securities were low throughout the period.

With the year-over-year inflation rate approximating 2% during 2003, real returns on money-market funds (returns after factoring in inflation) have been in negative territory, a development that has caused considerable frustration for money-market investors. However, the Fed's actions have been deliberate and consistent with textbook economics: Negative real short-term returns provide an incentive for consumers to spend and for businesses to invest. The net expectation of this stimulus is heightened economic activity. And indeed, that's what the economy delivered during the six-month period covered by this report. Third quarter GDP growth was reported at 7.2%, then revised to 8.2%, the fastest pace of growth since the first quarter of 1984. Fourth-quarter growth, was lower, but nonetheless respectable at 4.1%. These advances occurred despite higher prices for oil and other commodities and suggested that a solid economic recovery was underway.

Unfortunately, the employment picture has not followed the same upward trajectory. The industrial sector still carries considerable excess capacity, and although the overall unemployment rate has declined from a high point of 6.4% in June 2003, non-farm payroll increases have been well below the levels that ordinarily prevail at this stage of the economic cycle.

Until excess capacity is whittled down and the economy begins to add jobs in meaningful numbers, we do not believe we are likely to see the sort of inflationary pressures that might induce the Federal Reserve to raise short-term rates. The chance of a rate increase prior to November is low, given the realities of presidential election year politics. Prevailing

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

Sidebar:

PORTFOLIO HIGHLIGHTS AS OF 02/29/04

   Seven day current yield          0.36%
   -------------------------------------
   Seven day effective yield        0.36%
   -------------------------------------
   Average days to maturity           34


________________________________________________________________________________
                                                   COLUMBIA DAILY INCOME COMPANY

investor opinion, as reflected in the federal funds futures market, indicates the potential for a short-term rate increase toward the end of the year, possibly preceded by a rise in longer-term interest rates. The bottom line is that investors in money market funds are likely to experience negative real returns for months to come. However, the role of a money market fund in your portfolio should be examined in light of your need for diversification and stability as well as for its return potential.

                                     Leonard Aplet has managed the fund since
                                     1988 and has been with the advisor and
                                     its predecessors since 1987.

                                     /s/ Leonard Aplet

There is a chance that the fund's investments may not keep pace with the rate of inflation over the long-term. Also, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the fund seeks to preserve the value of our investment at $1 per share, it is possible to lose money by investing in the fund.

FINANCIAL STATEMENTS____________________________________________________________
FEBRUARY 29, 2004                                                 COLUMBIA FUNDS



                                       A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS
                                       ----------------------------------------------------------------------------------
               INVESTMENT PORTFOLIO    The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

                                       ----------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES    This statement details the fund's assets, liabilities, net assets and share price for each share class. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                                       ----------------------------------------------------------------------------------
            STATEMENT OF OPERATIONS    This statement details income earned by the fund and the expenses charged to the fund. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

                                       ----------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS    This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions
                                       (e.g., subscriptions, redemptions and dividend reinvestments). The
                                       Statement of Changes in Net Assets also reconciles changes in the number of shares outstanding.

                                       ----------------------------------------------------------------------------------
               FINANCIAL HIGHLIGHTS    The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses certain key fund ratios (e.g., fund expenses and net investment income as a percentage of average net assets).

                                       ----------------------------------------------------------------------------------
      NOTES TO FINANCIAL STATEMENTS    These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.


INVESTMENT PORTFOLIO____________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                         COLUMBIA COMMON STOCK FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - 96.9%

CONSUMER DISCRETIONARY - 11.2%

   AUTO COMPONENTS - 0.5%
      Dana Corp.                               100,500       2,149,695
                                                           -----------
                                 Auto Components Total       2,149,695

   HOTELS, RESTAURANTS & LEISURE - 0.7%
      Royal Caribbean Cruises Ltd.              69,975       3,096,394
                                                           -----------
                   Hotels, Restaurants & Leisure Total       3,096,394

   INTERNET & CATALOG RETAIL - 0.7%
      eBay, Inc. (a)                            39,240       2,702,066
                                                           -----------
                       Internet & Catalog Retail Total       2,702,066

   MEDIA - 5.5%
      Comcast Corp., Class A (a)                48,942       1,470,218
      Gannett Co., Inc.                         48,250       4,162,528
      Lamar Advertising Co. (a)                 32,700       1,298,190
      Time Warner, Inc. (a)                    218,800       3,774,300
      Tribune Co.                               80,850       4,037,649
      Viacom, Inc., Class B                     96,825       3,723,890
      Walt Disney Co.                          169,800       4,504,794
                                                           -----------
                                           Media Total      22,971,569

   MULTILINE RETAIL - 3.0%
      Kohl's Corp. (a)                         105,725       5,444,838
      Target Corp.                             156,150       6,864,354
                                                           -----------
                                Multiline Retail Total      12,309,192

   TEXTILES, APPAREL & LUXURY GOODS - 0.8%
      NIKE, Inc., Class B                       44,675       3,272,444
                                                           -----------
                Textiles, Apparel & Luxury Goods Total       3,272,444
                                                           -----------
                          CONSUMER DISCRETIONARY TOTAL      46,501,360

CONSUMER STAPLES - 9.8%

   BEVERAGES - 1.8%
      Constellation Brands, Inc., Class A (a)   33,925       1,075,422
      PepsiCo, Inc.                            121,975       6,330,502
                                                           -----------
                                       Beverages Total       7,405,924

   FOOD & STAPLES RETAILING - 4.2%
      Wal-Mart Stores, Inc.                    290,750      17,317,070
                                                           -----------
                        Food & Staples Retailing Total      17,317,070

   FOOD PRODUCTS - 0.3%
      Hershey Foods Corp.                       17,075       1,415,518
                                                           -----------
                                   Food Products Total       1,415,518

   HOUSEHOLD PRODUCTS - 1.1%
      Colgate-Palmolive Co.                     38,510       2,135,380
      Procter & Gamble Co.                      26,080       2,673,461
                                                           -----------
                              Household Products Total       4,808,841


                                              SHARES        VALUE ($)
----------------------------------------------------------------------

   PERSONAL PRODUCTS - 0.9%
      Alberto-Culver Co., Class B               38,710       1,590,207
      Avon Products, Inc.                       14,075         993,695
      Estee Lauder Companies, Inc., Class A     23,510       1,001,526
                                                           -----------
                               Personal Products Total       3,585,428

   TOBACCO - 1.5%
      Altria Group, Inc.                       108,975       6,271,511
                                                           -----------
                                         Tobacco Total       6,271,511
                                                           -----------
                                CONSUMER STAPLES TOTAL      40,804,292

ENERGY - 3.8%

   ENERGY EQUIPMENT & SERVICES - 0.6%
      National-Oilwell, Inc. (a)                40,450       1,201,770
      Schlumberger Ltd.                          9,790         631,357
      Smith International, Inc. (a)             12,675         642,242
                                                           -----------
                     Energy Equipment & Services Total       2,475,369

   OIL & GAS - 3.2%
      Apache Corp.                              19,518         803,556
      ConocoPhillips                            37,175       2,560,242
      Exxon Mobil Corp.                        226,457       9,549,692
      Pioneer Natural Resources Co. (a)         13,020         418,202
                                                           -----------
                                       Oil & Gas Total      13,331,692
                                                           -----------
                                          ENERGY TOTAL      15,807,061

FINANCIALS - 19.6%

   CAPITAL MARKETS - 5.4%
      A.G. Edwards, Inc.                        47,750       1,826,438
      Bank of New York Co., Inc.               117,025       3,861,825
      Goldman Sachs Group, Inc.                 50,550       5,351,728
      J.P. Morgan Chase & Co.                  102,035       4,185,476
      Merrill Lynch & Co., Inc.                103,700       6,347,477
      Morgan Stanley                            14,100         842,616
                                                           -----------
                                 Capital Markets Total      22,415,560

   COMMERCIAL BANKS - 2.4%
      Bank of America Corp. (b)                 15,005       1,229,210
      Bank One Corp.                           132,575       7,156,398
      Wachovia Corp.                            34,075       1,634,578
                                                           -----------
                                Commercial Banks Total      10,020,186

   CONSUMER FINANCE - 2.6%
      American Express Co.                     151,250       8,079,775
      MBNA Corp.                               103,375       2,825,239
                                                           -----------
                                Consumer Finance Total      10,905,014

   DIVERSIFIED FINANCIAL SERVICES - 4.3%
      Ameritrade Holding Corp. (a)              53,625         873,015
      CIT Group, Inc.                           28,875       1,139,696
      Citigroup, Inc.                          311,089      15,635,333
                                                           -----------
                  Diversified Financial Services Total      17,648,044


                See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                         COLUMBIA COMMON STOCK FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   INSURANCE - 4.3%
      Allstate Corp. (a)                        67,055       3,059,720
      American International Group, Inc.        97,537       7,217,738
      Assurant, Inc. (a)                        66,325       1,707,206
      Chubb Corp.                               41,200       2,924,376
      Prudential Financial, Inc.                68,275       3,167,277
                                                           -----------
                                       Insurance Total      18,076,317

   THRIFTS & MORTGAGE FINANCE - 0.6%
      Fannie Mae                                31,225       2,338,752
                                                           -----------
                      Thrifts & Mortgage Finance Total       2,338,752
                                                           -----------
                                      FINANCIALS TOTAL      81,403,873

HEALTH CARE - 10.2%

   BIOTECHNOLOGY - 1.3%
      Amgen, Inc. (a)                           58,582       3,721,714
      Gilead Sciences, Inc. (a)                 28,675       1,554,472
                                                           -----------
                                   Biotechnology Total       5,276,186

   HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
      Boston Scientific Corp. (a)               54,625       2,231,431
                                                           -----------
                Health Care Equipment & Supplies Total       2,231,431

   HEALTH CARE PROVIDERS & SERVICES - 1.7%
      Aetna, Inc.                               43,050       3,478,010
      Cardinal Health, Inc.                     38,575       2,516,247
      Henry Schein, Inc. (a)                    15,050       1,076,075
                                                           -----------
                Health Care Providers & Services Total       7,070,332

   PHARMACEUTICALS - 6.7%
      Eli Lilly and Co.                         19,850       1,467,709
      Johnson & Johnson                        122,425       6,599,932
      Pfizer, Inc.                             368,064      13,489,546
      Shire Pharmaceuticals
        Group PLC, ADR (a)                      68,900       2,130,388
      Teva Pharmaceutical Industries
        Ltd., ADR                               61,305       3,984,825
                                                           -----------
                                 Pharmaceuticals Total      27,672,400
                                                           -----------
                                     HEALTH CARE TOTAL      42,250,349

INDUSTRIALS - 14.0%

   AEROSPACE & DEFENSE - 0.5%
      Boeing Co.                                50,200       2,177,174
                                                           -----------
                             Aerospace & Defense Total       2,177,174

   AIR FREIGHT & LOGISTICS - 1.7%
      United Parcel Service, Inc., Class B     101,025       7,135,396
                                                           -----------
                         Air Freight & Logistics Total       7,135,396


                                              SHARES        VALUE ($)
 ----------------------------------------------------------------------

   AIRLINES - 0.2%
      AMR Corp. (a)                             61,225         930,620
                                                           -----------
                                        Airlines Total         930,620

   COMMERCIAL SERVICES & SUPPLIES - 3.4%
      Allied Waste Industries, Inc. (a)        136,950       1,729,678
      Avery Dennison Corp.                      32,725       2,073,783
      Manpower, Inc.                            62,650       2,803,588
      Republic Services, Inc.                   82,350       2,160,864
      Waste Management, Inc.                   190,675       5,434,238
                                                           -----------
                  Commercial Services & Supplies Total      14,202,151

   ELECTRICAL EQUIPMENT - 0.5%
      Emerson Electric Co.                      34,200       2,136,816
                                                           -----------
                            Electrical Equipment Total       2,136,816

   INDUSTRIAL CONGLOMERATES - 4.4%
      3M Co.                                    53,425       4,168,218
      General Electric Co.                     439,900      14,305,548
                                                           -----------
                        Industrial Conglomerates Total      18,473,766

   MACHINERY - 2.3%
      Caterpillar, Inc.                         39,200       2,969,400
      Dover Corp.                                  150           5,879
      ITT Industries, Inc.                      57,250       4,322,375
      Pall Corp.                                77,075       2,017,053
                                                           -----------
                                       Machinery Total       9,314,707

   ROAD & RAIL - 1.0%
      Canadian National Railway Co.             67,475       3,995,870
                                                           -----------
                                     Road & Rail Total       3,995,870
                                                           -----------
                                     INDUSTRIALS TOTAL      58,366,500

INFORMATION TECHNOLOGY - 20.8%

   COMMUNICATIONS EQUIPMENT - 4.0%
      Avaya, Inc. (a)                           49,000         840,350
      Cisco Systems, Inc. (a)                  186,990       4,319,469
      Emulex Corp. (a)                          62,710       1,453,618
      Motorola, Inc.                           116,000       2,140,200
      Nortel Networks Corp. (a)                186,750       1,490,265
      QLogic Corp. (a)                          62,575       2,615,635
      QUALCOMM, Inc.                            55,350       3,511,958
                                                           -----------
                        Communications Equipment Total      16,371,495

   COMPUTERS & PERIPHERALS - 2.0%
      Dell, Inc. (a)                            47,050       1,536,182
      International Business Machines Corp.     45,125       4,354,562
      Seagate Technology (a)                   143,925       2,489,902
                                                           -----------
                         Computers & Peripherals Total       8,380,646

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
      Flextronics International Ltd. (a)        76,725       1,388,722
                                                           -----------
              Electronic Equipment & Instruments Total       1,388,722


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                         COLUMBIA COMMON STOCK FUND

                                              SHARES        VALUE ($)
---------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   INTERNET SOFTWARE & SERVICES - 1.2%
      Check Point Software Technologies
        Ltd. (a)                               105,050       2,418,251
      Yahoo!, Inc. (a)                          58,125       2,580,750
                                                           -----------
                    Internet Software & Services Total       4,999,001

   IT SERVICES - 0.4%
      Cognizant Technology Solutions
        Corp.(a)                                33,375       1,583,310
                                                           -----------
                                     IT Services Total       1,583,310

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.0%
      Advanced Micro Devices, Inc. (a)         108,500       1,627,500
      Applied Micro Circuits Corp. (a)         288,150       1,861,449
      Broadcom Corp., Class A                   55,125       2,236,972
      Intel Corp.                              149,150       4,359,654
      Linear Technology Corp.                   85,900       3,435,141
      Marvell Technology Group Ltd. (a)         37,550       1,709,652
      Microchip Technology, Inc.                64,075       1,826,138
      National Semiconductor Corp. (a)          55,075       2,167,752
      NVIDIA Corp. (a)                          66,450       1,478,512
      Silicon Laboratories, Inc. (a)            46,925       2,645,162
      Taiwan Semiconductor Manufacturing
        Co., Ltd., ADR (a)                     272,596       2,832,272
      Texas Instruments, Inc.                   52,950       1,622,918
      Xilinx, Inc. (a)                          30,550       1,284,322
                                                           -----------
        Semiconductors & Semiconductor Equipment Total      29,087,444

   SOFTWARE - 5.9%
      Citrix Systems, Inc. (a)                  75,675       1,602,796
      Computer Associates International, Inc.   64,825       1,721,752
      Mercury Interactive Corp. (a)             54,950       2,667,273
      Microsoft Corp.                          434,200      11,506,300
      Oracle Corp. (a)                         315,440       4,062,867
      Symantec Corp. (a)                        46,125       1,897,582
      VERITAS Software Corp. (a)                40,125       1,220,602
                                                           -----------
                                        Software Total      24,679,172
                                                           -----------
                          INFORMATION TECHNOLOGY TOTAL      86,489,790

MATERIALS - 7.5%

   CHEMICALS - 3.2%
      Dow Chemical Co.                         220,600       9,589,482
      Praxair, Inc.                            105,175       3,819,956
                                                           -----------
                                       Chemicals Total      13,409,438

   CONTAINERS & PACKAGING - 0.6%
      Smurfit-Stone Container Corp. (a)        135,200       2,509,312
                                                           -----------
                          Containers & Packaging Total       2,509,312


                                              SHARES        VALUE ($)
----------------------------------------------------------------------

   METALS & MINING - 2.7%
      Alcan, Inc.                              117,675       5,604,860
      Alcoa, Inc.                              148,625       5,568,979
                                                           -----------
                                 Metals & Mining Total      11,173,839

   PAPER & FOREST PRODUCTS - 1.0%
      International Paper Co.                   90,800       4,018,808
                                                           -----------
                         Paper & Forest Products Total       4,018,808
                                                           -----------
                                       MATERIALS TOTAL      31,111,397

                                  TOTAL COMMON STOCKS
                                (Cost of $323,565,260)     402,734,622

PREFERRED STOCK - 1.5%

CONSUMER DISCRETIONARY - 1.5%

   MEDIA - 1.5%
      News Corp., Ltd., ADR
      (Cost of $5,277,680)                     190,850       6,246,520
                                                           -----------


                             TOTAL INVESTMENTS - 98.4%
                            (COST OF $328,842,940) (C)     408,981,142

                OTHER ASSETS & LIABILITIES, NET - 1.6%       6,601,626

                                   NET ASSETS - 100.0%     415,582,768


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Investments in affiliates during the six months ended February 29, 2004:
    Security Name: Bank of America Corp. (As a result of a merger effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor.)

    Shares as of 08/31/03:                     114,005
    Shares sold:                               (99,000)
    Shares as of 02/29/04:                      15,005
    Net realized gain or loss:              $3,150,135
    Dividend income earned:                 $  121,328
    Value at end of period:                 $1,229,210

(c) Cost for both financial statement and federal income tax purposes is the same.

            ACRONYM              NAME
            -------              ----
              ADR       American Depositary Receipt


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                               COLUMBIA GROWTH FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - 99.2%

CONSUMER DISCRETIONARY - 15.1%

   HOTELS, RESTAURANTS & LEISURE - 0.5%
      Yum! Brands, Inc. (a)                    139,280       5,157,538
                                                           -----------
                   Hotels, Restaurants & Leisure Total       5,157,538

   INTERNET & CATALOG RETAIL - 1.1%
      eBay, Inc. (a)                           155,500      10,707,730
                                                           -----------
                       Internet & Catalog Retail Total      10,707,730

   MEDIA - 4.4%
      Clear Channel Communications, Inc.        90,031       3,874,934
      Omnicom Group, Inc.                      111,700       9,137,060
      Viacom, Inc., Class B                    492,590      18,945,011
      Walt Disney Co.                          238,600       6,330,058
      XM Satellite Radio Holdings, Inc.,
        Class A (a)                            160,800       3,936,384
                                                           -----------
                                           Media Total      42,223,447

   MULTILINE RETAIL - 2.1%
      Kohl's Corp. (a)                         190,800       9,826,200
      Target Corp.                             234,900      10,326,204
                                                           -----------
                                Multiline Retail Total      20,152,404

   SPECIALTY RETAIL - 6.3%
      Bed Bath & Beyond, Inc. (a)              273,060      11,162,693
      Best Buy Co., Inc.                       204,100      10,868,325
      Chico's FAS, Inc. (a)                    195,700       8,366,175
      Home Depot, Inc.                         326,000      11,837,060
      Lowe's Companies, Inc.                   320,300      17,936,800
                                                           -----------
                                Specialty Retail Total      60,171,053

   TEXTILES, APPAREL & LUXURY GOODS - 0.7%
      Coach, Inc. (a)                          174,600       6,919,398
                                                           -----------
                Textiles, Apparel & Luxury Goods Total       6,919,398
                                                           -----------
                          CONSUMER DISCRETIONARY TOTAL     145,331,570

CONSUMER STAPLES - 9.8%

   BEVERAGES - 1.1%
      PepsiCo, Inc.                            208,340      10,812,846
                                                           -----------
                                       Beverages Total      10,812,846

   FOOD & STAPLES RETAILING - 4.8%
      Costco Wholesale Corp. (a)               342,900      13,349,097
      Sysco Corp.                              204,110       8,092,962
      Wal-Mart Stores, Inc.                    413,190      24,609,596
                                                           -----------
                        Food & Staples Retailing Total      46,051,655

   FOOD PRODUCTS - 0.7%
      Bunge Ltd.                               177,500       6,931,375
                                                           -----------
                                   Food Products Total       6,931,375


                                              SHARES        VALUE ($)
----------------------------------------------------------------------

   HOUSEHOLD PRODUCTS - 1.3%
      Procter & Gamble Co.                     118,060      12,102,331
                                                           -----------
                              Household Products Total      12,102,331

   PERSONAL PRODUCTS - 0.8%
      Alberto-Culver Co., Class B              182,745       7,507,165
                                                           -----------
                               Personal Products Total       7,507,165

   TOBACCO - 1.1%
      Altria Group, Inc.                       182,800      10,520,140
                                                           -----------
                                         Tobacco Total      10,520,140
                                                           -----------
                                CONSUMER STAPLES TOTAL      93,925,512

ENERGY - 1.4%

   ENERGY EQUIPMENT & SERVICES - 1.4%
      Noble Corp. (a)                           98,250       3,988,950
      Schlumberger Ltd.                        147,500       9,512,275
                                                           -----------
                     Energy Equipment & Services Total      13,501,225
                                                           -----------
                                          ENERGY TOTAL      13,501,225

FINANCIALS - 4.5%

   CAPITAL MARKETS - 0.8%
      Merrill Lynch & Co., Inc.                132,200       8,091,962
                                                           -----------
                                 Capital Markets Total       8,091,962

   COMMERCIAL BANKS - 0.8%
      Charter One Financial, Inc.              202,000       7,316,440
                                                           -----------
                                Commercial Banks Total       7,316,440

   CONSUMER FINANCE - 1.3%
      American Express Co.                      94,900       5,069,558
      MBNA Corp.                               286,500       7,830,045
                                                           -----------
                                Consumer Finance Total      12,899,603

   DIVERSIFIED FINANCIAL SERVICES - 1.6%
      Citigroup, Inc.                          296,626      14,908,423
                                                           -----------
                  Diversified Financial Services Total      14,908,423
                                                           -----------
                                      FINANCIALS TOTAL      43,216,428

HEALTH CARE - 19.7%

   BIOTECHNOLOGY - 4.3%
      Amgen, Inc. (a)                          385,100      24,465,403
      Gilead Sciences, Inc. (a)                223,900      12,137,619
      Martek Biosciences Corp. (a)              79,200       4,709,232
                                                           -----------
                                   Biotechnology Total      41,312,254

   HEALTH CARE EQUIPMENT & SUPPLIES - 6.1%
      Alcon, Inc.                              165,100      10,378,186
      Boston Scientific Corp. (a)              350,840      14,331,814
      St. Jude Medical, Inc. (a)               166,700      12,110,755


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                               COLUMBIA GROWTH FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE EQUIPMENT & SUPPLIES - (CONTINUED)
      Varian Medical Systems, Inc. (a)         125,500      10,509,370
      Zimmer Holdings, Inc. (a)                147,300      11,141,772
                                                           -----------
                Health Care Equipment & Supplies Total      58,471,897

   HEALTH CARE PROVIDERS & SERVICES - 2.0%
      Caremark Rx, Inc. (a)                    596,900      19,255,994
                                                           -----------
                Health Care Providers & Services Total      19,255,994

   PHARMACEUTICALS - 7.3%
      Pfizer, Inc.                           1,290,233      47,287,040
      Teva Pharmaceutical Industries
        Ltd., ADR                              356,023      23,141,495
                                                           -----------
                                 Pharmaceuticals Total      70,428,535
                                                           -----------
                                     HEALTH CARE TOTAL     189,468,680

INDUSTRIALS - 12.8%

   AEROSPACE & DEFENSE - 1.0%
      United Technologies Corp.                105,400       9,708,394
                                                           -----------
                             Aerospace & Defense Total       9,708,394

   COMMERCIAL SERVICES & SUPPLIES - 1.3%
      Cendant Corp.                            543,400      12,335,180
                                                           -----------
                  Commercial Services & Supplies Total      12,335,180

   INDUSTRIAL CONGLOMERATES - 9.4%
      3M Co.                                   162,500      12,678,250
      General Electric Co.                   1,875,985      61,007,032
      Tyco International Ltd.                  580,350      16,580,600
                                                           -----------
                        Industrial Conglomerates Total      90,265,882

   MACHINERY - 1.1%
      ITT Industries, Inc.                     139,800      10,554,900
                                                           -----------
                                       Machinery Total      10,554,900
                                                           -----------
                                     INDUSTRIALS TOTAL     122,864,356

INFORMATION TECHNOLOGY - 31.7%

   COMMUNICATIONS EQUIPMENT - 5.7%
      Avaya, Inc. (a)                           39,000         668,850
      Cisco Systems, Inc. (a)                1,469,675      33,949,492
      QLogic Corp. (a)                          86,700       3,624,060
      QUALCOMM, Inc.                           264,900      16,807,905
                                                           -----------
                        Communications Equipment Total      55,050,307

   COMPUTERS & PERIPHERALS - 2.3%
      Dell, Inc. (a)                           379,490      12,390,348
      EMC Corp. (a)                            638,900       9,149,048
                                                           -----------
                         Computers & Peripherals Total      21,539,396


                                              SHARES        VALUE ($)
----------------------------------------------------------------------

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
      Agilent Technologies, Inc. (a)           234,200       8,007,298
      Flextronics International Ltd. (a)       326,400       5,907,840
                                                           -----------
              Electronic Equipment & Instruments Total      13,915,138

   INTERNET SOFTWARE & SERVICES - 0.6%
      Yahoo!, Inc. (a)                         129,800       5,763,120
                                                           -----------
                    Internet Software & Services Total       5,763,120

   IT SERVICES - 1.5%
      Cognizant Technology Solutions
        Corp. (a)                              126,600       6,005,904
      Paychex, Inc.                            257,100       8,270,907
                                                           -----------
                                     IT Services Total      14,276,811

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.1%
      ASML Holding NV, N.Y. Registered
        Shares (a)                             364,200       6,650,292
      Broadcom Corp., Class A (a)               82,918       3,364,812
      Intel Corp.                            1,331,570      38,921,791
      Linear Technology Corp.                  113,700       4,546,863
      Marvell Technology Group Ltd. (a)         92,400       4,206,972
      Microchip Technology, Inc.               333,800       9,513,300
      PMC-Sierra, Inc. (a)                     163,500       3,253,650
      Samsung Electronics Co., Ltd., GDR (b)    50,200      11,721,700
      Silicon Laboratories, Inc. (a)            88,200       4,971,834
      Taiwan Semiconductor Manufacturing
        Co., Ltd., ADR (a)                     675,366       7,017,053
      Texas Instruments, Inc.                  290,500       8,903,825
      Xilinx, Inc. (a)                          87,000       3,657,480
                                                           -----------
        Semiconductors & Semiconductor Equipment Total     106,729,572

   SOFTWARE - 9.0%
      Amdocs Ltd. (a)                          188,100       5,244,228
      Electronic Arts, Inc. (a)                263,300      12,417,228
      Mercury Interactive Corp. (a)             46,400       2,252,256
      Microsoft Corp.                        1,388,900      36,805,850
      Oracle Corp. (a)                         435,690       5,611,687
      SAP AG, ADR                              329,900      13,064,040
      Symantec Corp. (a)                       144,600       5,948,844
      VERITAS Software Corp. (a)               176,800       5,378,256
                                                           -----------
                                        Software Total      86,722,389
                                                           -----------
                          INFORMATION TECHNOLOGY TOTAL     303,996,733

MATERIALS - 3.1%

   CHEMICALS - 1.5%
      Praxair, Inc.                            393,100      14,277,392
                                                           -----------
                                       Chemicals Total      14,277,392

   METALS & MINING - 1.6%
      Alcoa, Inc.                              413,300      15,486,351
                                                           -----------
                                 Metals & Mining Total      15,486,351
                                                           -----------
                                       MATERIALS TOTAL      29,763,743


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                               COLUMBIA GROWTH FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

TELECOMMUNICATION SERVICES - 1.1%

   WIRELESS TELECOMMUNICATION SERVICES - 1.1%
      American Tower Corp., Class A (a)        237,900       2,628,795
      Crown Castle International Corp. (a)     268,060       3,230,123
      Mobile Telesystems, ADR                   20,600       2,209,350
      VimpelCom, ADR (a)                        25,300       2,147,717
                                                           -----------
             Wireless Telecommunication Services Total      10,215,985
                                                           -----------
                      TELECOMMUNICATION SERVICES TOTAL      10,215,985

                               TOTAL COMMON STOCKS
                                (Cost of $749,255,950)     952,284,232

PREFERRED STOCK - 0.7%

CONSUMER DISCRETIONARY - 0.7%

   MEDIA - 0.7%
      News Corp., Ltd., ADR
      (Cost of $6,912,438)                     208,600       6,827,478
                                                           -----------



                             TOTAL INVESTMENTS - 99.9%
                            (COST OF $756,168,388) (C)     959,111,710

                OTHER ASSETS & LIABILITIES, NET - 0.1%       1,080,635

                                   NET ASSETS - 100.0%     960,192,345


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2004, the value of this security amounted to $11,721,700, which represents 1.2% of net assets.
(c) Cost for both financial statement and federal income tax purposes is the same.

                ACRONYM                NAME
                -------                ----
                  ADR       American Depositary Receipt
                  GDR        Global Depositary Receipt


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                  COLUMBIA INTERNATIONAL STOCK FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - 95.2%

CONSUMER DISCRETIONARY - 16.5%

   AUTO COMPONENTS - 0.7%
      Continental AG                            87,000       3,579,608
                                                           -----------
                                 Auto Components Total       3,579,608

   AUTOMOBILES - 1.4%
      Nissan Motor Co., Ltd.                   212,000       2,354,908
      Toyota Motor Corp.                       155,300       5,361,548
                                                           -----------
                                     Automobiles Total       7,716,456

   HOTELS, RESTAURANTS & LEISURE - 2.1%
      Accor SA                                  93,980       4,141,240
      Compass Group PLC                        605,360       4,139,988
      InterContinental Hotels Group PLC        294,200       2,854,680
                                                           -----------
                   Hotels, Restaurants & Leisure Total      11,135,908

   HOUSEHOLD DURABLES - 3.7%
      Koninklijke (Royal) Philips
        Electronics NV                         230,300       7,027,002
      Matsushita Electronic Industrial
        Co., Ltd.                              606,000       8,840,275
      Sony Corp.                                97,000       3,961,722
                                                           -----------
                              Household Durables Total      19,828,999

   MEDIA - 4.8%
      Dentsu, Inc.                                 670       3,405,220
      JC Decaux SA (a)                         116,700       2,347,649
      News Corp., Ltd.                         281,900       2,653,493
      Pearson PLC                              338,200       3,912,701
      ProSiebenSat.1 Media AG                  121,000       2,567,034
      Reuters Group PLC                        642,821       4,690,058
      United Business Media PLC                260,600       2,691,556
      WPP Group PLC                            349,000       3,920,426
                                                           -----------
                                           Media Total      26,188,137

   MULTILINE RETAIL - 1.5%
      Big C Supercenter Public Co., Ltd.     4,186,700       1,886,813
      Next PLC                                 160,558       4,167,451
      Seiyu Ltd. (a)                           691,000       2,278,022
                                                           -----------
                                Multiline Retail Total       8,332,286

   SPECIALTY RETAIL - 0.7%
      Aoyama Trading Co., Ltd.                 101,400       2,038,214
      USS Co., Ltd.                             24,370       1,792,043
                                                           -----------
                                Specialty Retail Total       3,830,257

   TEXTILES, APPAREL & LUXURY GOODS - 1.6%
      Burberry Group PLC                       544,846       3,586,346
      Puma AG                                   16,400       3,375,316
      Sanyo Shokai Ltd.                        319,000       1,808,251
                                                           -----------
                Textiles, Apparel & Luxury Goods Total       8,769,913
                                                           -----------
                          CONSUMER DISCRETIONARY TOTAL      89,381,564


                                              SHARES        VALUE ($)
----------------------------------------------------------------------
CONSUMER STAPLES - 5.8%

   BEVERAGES - 1.8%
      Diageo PLC                               400,638       5,569,546
      Pernod-Ricard SA                          32,150       3,962,008
                                                           -----------
                                       Beverages Total       9,531,554

   FOOD & STAPLES RETAILING - 0.9%
      C.P. 7-Eleven Public Co., Ltd. (a)       750,000       1,288,988
      Casino Guichard-Perrachon SA              36,470       3,631,917
                                                           -----------
                        Food & Staples Retailing Total       4,920,905

   FOOD PRODUCTS - 1.1%
      Nestle SA, Registered Shares              20,600       5,461,596
      Thai Union Frozen Products Public
        Co., Ltd.                              930,400         639,613
                                                           -----------
                                   Food Products Total       6,101,209

   HOUSEHOLD PRODUCTS - 1.6%
      Reckitt Benckiser PLC                    322,760       8,467,913
                                                           -----------
                              Household Products Total       8,467,913

   TOBACCO - 0.4%
      Imperial Tobacco Group PLC               113,800       2,461,144
                                                           -----------
                                         Tobacco Total       2,461,144
                                                           -----------
                                CONSUMER STAPLES TOTAL      31,482,725

ENERGY - 7.1%

   OIL & GAS - 7.1%
      BP PLC                                   110,318         890,830
      BP PLC, ADR                              244,230      12,016,116
      EnCana Corp.                             118,200       5,109,250
      ENI S.p.A.                               601,750      11,842,546
      PTT Public Co., Ltd.                     788,100       3,009,930
      Total SA                                  31,375       5,755,703
                                                           -----------
                                       Oil & Gas Total      38,624,375
                                                           -----------
                                          ENERGY TOTAL      38,624,375

FINANCIALS - 23.8%

   BANKS - 0.0%
      Fortis Bank Nederland
        Holding NV (a)(b)(c)                     4,100               0
                                                           -----------
                                           Banks Total               0

   COMMERCIAL BANKS - 13.3%
      Alpha Bank A.E.                          117,780       3,577,580
      Anglo Irish Bank Corp. PLC               206,000       3,527,107
      Banca Intesa S.p.A.                      810,900       3,025,769
      Banco Popolare di Verona e Novara        211,600       3,670,521
      Banco Santander Central Hispano SA       333,800       3,882,393
      Barclays PLC                             653,850       5,902,153
      Credit Agricole SA                       186,569       4,819,557
      Credit Suisse Group                      261,940       9,577,482
      Erste Bank der oesterreichischen
        Sparkassen AG                           36,700       5,147,895


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                  COLUMBIA INTERNATIONAL STOCK FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   COMMERCIAL BANKS - (CONTINUED)
      Hansabank Ltd.                            88,149       2,601,632
      Kookmin Bank (a)                          97,500       4,062,155
      Royal Bank of Scotland Group PLC         255,071       8,110,396
      Siam Commercial Bank Public Co.,
        Ltd. (a)                             3,333,600       3,989,286
      Societe Generale                          41,900       3,736,057
      Standard Chartered PLC                   147,322       2,551,097
      UFJ Holdings, Inc. (a)                       943       4,231,410
                                                           -----------
                                Commercial Banks Total      72,412,490

   DIVERSIFIED FINANCIAL SERVICES - 2.5%
      ING Groep NV                             353,140       8,672,999
      Nomura Holdings, Inc.                    292,000       4,639,377
                                                           -----------
                  Diversified Financial Services Total      13,312,376

   INSURANCE - 4.4%
      Allianz AG (a)                            74,200       9,283,866
      Daido Life Insurance                         650       2,023,809
      Irish Life & Permanent PLC               127,100       2,069,919
      Millea Holdings, Inc.                        603       7,730,769
      Mitsui Sumitomo Insurance Co.            322,000       2,830,769
                                                           -----------
                                       Insurance Total      23,939,132

   REAL ESTATE - 3.6%
      Land and Houses Public Co.,
        Ltd., NVDR                           8,362,600       2,533,799
      Mitsubishi Estate Co., Ltd.              658,000       7,664,615
      Sumitomo Realty & Development
        Co., Ltd.                              158,000       1,538,040
      Sun Hung Kai Properties Ltd.             798,000       7,842,424
                                                           -----------
                                     Real Estate Total      19,578,878
                                                           -----------
                                      FINANCIALS TOTAL     129,242,876

HEALTH CARE - 6.8%

   HEALTH CARE EQUIPMENT & SUPPLIES - 2.5%
      Olympus Corp.                             73,000       1,520,833
      Phonak Holding AG                         63,100       1,687,927
      ResMed, Inc. (a)                          44,900       2,112,994
      Smith & Nephew PLC                       887,110       8,496,065
                                                           -----------
                Health Care Equipment & Supplies Total      13,817,819

   PHARMACEUTICALS - 4.3%
      Chugai Pharmaceutical Co., Ltd.          399,500       5,893,722
      Dr. Reddy's Laboratories Ltd., ADR        58,000       1,476,100
      GlaxoSmithKline PLC                      321,426       6,723,540
      Novartis AG                              112,480       4,980,615
      Takeda Chemical Industries Ltd.           44,100       1,817,308
      Teva Pharmaceutical Industries
        Ltd., ADR                               35,200       2,288,000
                                                           -----------
                                 Pharmaceuticals Total      23,179,285
                                                           -----------
                                     HEALTH CARE TOTAL      36,997,104


                                              SHARES        VALUE ($)
 ----------------------------------------------------------------------

INDUSTRIALS - 9.6%

   BUILDING PRODUCTS - 0.8%
      Wienerberger AG                          128,332       4,067,860
                                                           -----------
                               Building Products Total       4,067,860

   COMMERCIAL SERVICES & SUPPLIES - 2.2%
      Capita Group PLC                       1,205,597       6,152,773
      Randstad Holding NV                      205,218       6,026,077
                                                           -----------
                  Commercial Services & Supplies Total      12,178,850

   CONSTRUCTION & ENGINEERING - 0.9%
      Shimizu Corp.                            586,000       2,618,755
      Taisei Corp.                             688,000       2,394,139
                                                           -----------
                      Construction & Engineering Total       5,012,894

   ELECTRICAL EQUIPMENT - 2.4%
      Nitto Denko Corp.                         61,200       3,026,374
      Siemens AG                               131,700      10,198,231
                                                           -----------
                            Electrical Equipment Total      13,224,605

   MACHINERY - 1.4%
      Atlas Copco AB, Class B                  151,700       4,979,481
      Linde AG                                  49,400       2,607,125
                                                           -----------
                                       Machinery Total       7,586,606

   ROAD & RAIL - 0.5%
      Tokyu Corp.                              486,000       2,612,472
                                                           -----------
                                     Road & Rail Total       2,612,472

   TRADING COMPANIES & DISTRIBUTORS - 0.8%
      Mitsubishi Corp.                         413,000       4,077,051
                                                           -----------
                Trading Companies & Distributors Total       4,077,051

   TRANSPORTATION INFRASTRUCTURE - 0.6%
      BAA PLC                                  334,720       3,279,083
                                                           -----------
                   Transportation Infrastructure Total       3,279,083
                                                           -----------
                                     INDUSTRIALS TOTAL      52,039,421

INFORMATION TECHNOLOGY - 11.7%

   COMMUNICATIONS EQUIPMENT - 0.5%
      Nortel Networks Corp. (a)                355,190       2,840,246
                                                           -----------
                        Communications Equipment Total       2,840,246

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.9%
      Celestica, Inc. (a)                      131,400       2,258,576
      Epcos AG (a)                              91,000       2,179,283
      Flextronics International Ltd. (a)       135,000       2,443,500
      Hoya Corp.                                25,700       2,412,317
      Keyence Corp.                             10,500       2,166,346
      TDK Corp.                                 64,200       4,479,890
                                                           -----------
              Electronic Equipment & Instruments Total      15,939,912

   INTERNET SOFTWARE & SERVICES - 1.0%
      Index Corp.                                  394       1,659,707
      T-Online International AG (a)            257,500       3,525,179
                                                           -----------
                    Internet Software & Services Total       5,184,886


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                  COLUMBIA INTERNATIONAL STOCK FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   IT SERVICES - 0.6%
      Indra Sistemas SA                        220,500       3,024,152
                                                           -----------
                                     IT Services Total       3,024,152

   OFFICE ELECTRONICS - 1.0%
      Canon, Inc.                              110,000       5,369,048
                                                           -----------
                              Office Electronics Total       5,369,048

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.2%
      ARM Holdings PLC (a)                   2,262,400       5,108,179
      Nikon Corp.                              259,000       3,194,808
      Samsung Electronics Co., Ltd.             20,600       9,526,517
      STMicroelectronics NV,
        N.Y. Registered Shares                 158,100       4,086,885
      Taiwan Semiconductor
        Manufacturing Co., Ltd., ADR (a)       245,200       2,547,628
      Tokyo Electron Ltd.                       67,300       4,061,419
                                                           -----------
        Semiconductors & Semiconductor Equipment Total      28,525,436

   SOFTWARE - 0.5%
      Dassault Systemes SA                      64,291       2,816,142
                                                           -----------
                                        Software Total       2,816,142
                                                           -----------
                          INFORMATION TECHNOLOGY TOTAL      63,699,822

MATERIALS - 4.7%

   CHEMICALS - 1.8%
      BASF AG                                   56,900       3,039,158
      MG Technologies AG                       193,500       2,938,792
      Shin-Etsu Chemical Co., Ltd.              32,800       1,276,557
      Syngenta AG                               37,300       2,599,236
                                                           -----------
                                       Chemicals Total       9,853,743

   CONSTRUCTION MATERIALS - 1.3%
      Siam Cement Public Co., Ltd,
        NVDR (a)                             1,164,750       7,117,505
                                                           -----------
                          Construction Materials Total       7,117,505

   METALS & MINING - 0.5%
      BHP Billiton Ltd.                        293,800       2,785,958
                                                           -----------
                                 Metals & Mining Total       2,785,958

   PAPER & FOREST PRODUCTS - 1.1%
      Stora Enso Oyj, Class R                  280,500       3,742,035
      UPM-Kymmene Oyj                          112,100       2,217,339
                                                           -----------
                         Paper & Forest Products Total       5,959,374
                                                           -----------
                                       MATERIALS TOTAL      25,716,580


                                              SHARES        VALUE ($)
----------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 7.2%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 5.1%
      France Telecom SA (a)                    120,000       3,320,047
      Nippon Telegraph & Telephone Corp.           473       2,191,740
      Portugal Telecom, SGPS, SA               465,140       5,270,682
      Telecom Italia S.p.A. (a)              1,510,800       4,770,070
      Telefonaktiebolaget LM Ericsson,
        ADR (a)                                214,600       6,227,692
      Telefonica SA (a)                        355,184       5,793,303
                                                           -----------
          Diversified Telecommunication Services Total      27,573,534

   WIRELESS TELECOMMUNICATION SERVICES - 2.1%
      NTT DoCoMo, Inc.                           2,058       4,278,077
      Vodafone Group PLC                     2,935,629       7,354,054
                                                           -----------
             Wireless Telecommunication Services Total      11,632,131
                                                           -----------
                      TELECOMMUNICATION SERVICES TOTAL      39,205,665

UTILITIES - 2.0%

   ELECTRIC UTILITIES - 2.0%
      E.ON AG                                   53,900       3,659,190
      National Grid Transco PLC                527,836       4,245,097
      Public Power Corp.                        97,900       2,631,635
                                                           -----------
                              Electric Utilities Total      10,535,922
                                                           -----------
                                       UTILITIES TOTAL      10,535,922

                                  TOTAL COMMON STOCKS
                                (Cost of $429,022,332)     516,926,054


SHORT-TERM OBLIGATION - 5.0%                  PAR ($)
-----------------------------------------------------
      Repurchase agreement with State
      Street Bank & Trust Co.,  dated
      02/27/04, due 03/01/04 at 0.930%,
      collateralized by a U.S. Treasury
      Note maturing 08/31/05, market
      value $27,613,599 (repurchase
      proceeds $27,072,098)
      (Cost of $27,070,000)                 27,070,000      27,070,000
                                                           -----------


                            TOTAL INVESTMENTS - 100.2%
                            (COST OF $456,092,332) (d)     543,996,054

             OTHER ASSETS & LIABILITIES,  NET - (0.2)%      (1,124,739)

                                   NET ASSETS - 100.0%     542,871,315


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                  COLUMBIA INTERNATIONAL STOCK FUND


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2004, this security had no value.
(c) Represents fair value as determined in good faith under the direction of the Board of Directors.
(d) Cost for both financial statement and federal income tax purposes is the same.


    SUMMARY OF SECURITIES                              % OF TOTAL
    BY COUNTRY                            VALUE        INVESTMENTS
    ---------------------------------------------------------------
    Japan                             $117,549,556            21.6%
    United Kingdom                     117,291,193            21.6
    Germany                             46,952,781             8.6
    France                              34,530,320             6.3
    United States*                      29,182,994             5.4
    Netherlands                         25,812,962             4.7
    Switzerland                         24,306,857             4.5
    Italy                               23,308,906             4.3
    Thailand                            20,465,933             3.8
    South Korea                         13,588,672             2.5
    Spain                               12,699,848             2.3
    Sweden                              11,207,173             2.1
    Canada                              10,208,072             1.9
    Austria                              9,215,754             1.7
    Hong Kong                            7,842,424             1.4
    Greece                               6,209,215             1.1
    Finland                              5,959,374             1.1
    Ireland                              5,597,026             1.0
    Australia                            5,439,452             1.0
    Portugal                             5,270,682             1.0
    Estonia                              2,601,632             0.5
    Taiwan                               2,547,628             0.5
    Singapore                            2,443,500             0.4
    Israel                               2,288,000             0.4
    India                                1,476,100             0.3
                                      ------------    ------------
                                      $543,996,054           100.0%
                                      ============    ============

    * Includes Short-Term Obligation.

Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

                  ACRONYM                NAME
                  -------                ----
                   ADR         American Depositary Receipt
                   NVDR       Non-Voting Depositary Receipt


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                       COLUMBIA MID CAP GROWTH FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - 97.7%

CONSUMER DISCRETIONARY - 17.5%

   AUTO COMPONENTS - 3.4%
      Autoliv, Inc.                            421,300      18,697,294
      Dana Corp.                               433,000       9,261,870
      Gentex Corp.                             218,700       8,914,212
                                                           -----------
                                 Auto Components Total      36,873,376

   HOTELS, RESTAURANTS & LEISURE - 2.1%
      Harrah's Entertainment, Inc.             103,400       5,371,630
      Hilton Hotels Corp.                      334,500       5,362,035
      MGM MIRAGE (a)                           139,700       6,083,935
      Outback Steakhouse, Inc.                 126,550       6,123,754
                                                           -----------
                   Hotels, Restaurants & Leisure Total      22,941,354

   HOUSEHOLD DURABLES - 2.1%
      Garmin Ltd.                              362,000      16,594,080
      Harman International Industries, Inc.     69,200       5,396,908
                                                           -----------
                              Household Durables Total      21,990,988

   INTERNET & CATALOG RETAIL - 1.1%
      InterActiveCorp (a)                      375,800      12,239,806
                                                           -----------
                       Internet & Catalog Retail Total      12,239,806

   LEISURE EQUIPMENT & PRODUCTS - 0.7%
      Brunswick Corp.                          183,000       7,202,880
                                                           -----------
                    Leisure Equipment & Products Total       7,202,880

   MEDIA - 2.5%
      Cox Radio, Inc., Class A (a)             199,500       4,379,025
      Univision Communications, Inc.,
        Class A (a)                            617,950      22,017,559
                                                           -----------
                                           Media Total      26,396,584

   MULTILINE RETAIL - 0.9%
      Dollar Tree Stores, Inc. (a)             298,300       9,217,470
                                                           -----------
                                Multiline Retail Total       9,217,470

   SPECIALTY RETAIL - 4.7%
      Bed Bath & Beyond, Inc. (a)              356,700      14,581,896
      CDW Corp.                                204,900      14,174,982
      Staples, Inc. (a)                        290,600       7,619,532
      Williams-Sonoma, Inc. (a)                437,600      13,998,824
                                                           -----------
                                Specialty Retail Total      50,375,234
                                                           -----------
                          CONSUMER DISCRETIONARY TOTAL     187,237,692

CONSUMER STAPLES - 0.6%

   FOOD PRODUCTS - 0.6%
      Dean Foods Co. (a)                       168,400       6,114,604
                                                           -----------
                                   Food Products Total       6,114,604
                                                           -----------
                                CONSUMER STAPLES TOTAL       6,114,604


                                              SHARES        VALUE ($)
----------------------------------------------------------------------
ENERGY - 6.5%

   ENERGY EQUIPMENT & SERVICES - 3.7%
      BJ Services Co. (a)                      212,000       9,177,480
      Nabors Industries Ltd. (a)               169,050       8,004,517
      National-Oilwell, Inc. (a)               437,000      12,983,270
      Patterson-UTI Energy, Inc. (a)           259,950       9,430,986
                                                           -----------
                     Energy Equipment & Services Total      39,596,253

   OIL & GAS - 2.8%
      Apache Corp.                             195,844       8,062,897
      Murphy Oil Corp.                         170,100      10,670,373
      XTO Energy, Inc.                         366,700      10,942,328
                                                           -----------
                                       Oil & Gas Total      29,675,598
                                                           -----------
                                          ENERGY TOTAL      69,271,851

FINANCIALS - 1.6%

   INSURANCE - 1.6%
      Ambac Financial Group, Inc.              149,500      11,690,900
      StanCorp Financial Group, Inc.            82,050       5,411,198
                                                           -----------
                                       Insurance Total      17,102,098
                                                           -----------
                                      FINANCIALS TOTAL      17,102,098

HEALTH CARE - 20.4%

   BIOTECHNOLOGY - 2.3%
      Amylin Pharmaceuticals, Inc. (a)         393,430       9,017,416
      Gilead Sciences, Inc. (a)                 88,200       4,781,322
      ICOS Corp. (a)                           279,700      10,706,916
                                                           -----------
                                   Biotechnology Total      24,505,654

   HEALTH CARE EQUIPMENT & SUPPLIES - 3.4%
      Boston Scientific Corp. (a)              296,200      12,099,770
      Kinetic Concepts, Inc. (a)               133,500       5,386,725
      Varian Medical Systems, Inc. (a)         154,140      12,907,684
      Zimmer Holdings, Inc. (a)                 73,700       5,574,668
                                                           -----------
                Health Care Equipment & Supplies Total      35,968,847

   HEALTH CARE PROVIDERS & SERVICES - 8.6%
      Anthem, Inc. (a)                         112,150       9,639,292
      Caremark Rx, Inc. (a)                    576,150      18,586,599
      Community Health Systems, Inc. (a)       390,280      10,947,354
      DaVita, Inc. (a)                         357,750      16,281,202
      Health Management Associates, Inc.       200,000       4,458,000
      Manor Care, Inc.                         332,400      11,770,284
      UnitedHealth Group, Inc.                 190,000      11,780,000
      WellPoint Health Networks, Inc. (a)       81,500       8,864,755
                                                           -----------
                Health Care Providers & Services Total      92,327,486

   PHARMACEUTICALS - 6.1%
      Barr Pharmaceuticals, Inc. (a)           186,975      14,473,735
      Elan Corp. PLC, ADR (a)                  644,400       9,292,248
      Endo Pharmaceuticals Holdings, Inc. (a)  367,000       8,907,090
      IVAX Corp. (a)                           437,500       9,738,750


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                       COLUMBIA MID CAP GROWTH FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   PHARMACEUTICALS - (CONTINUED)
      Medicis Pharmaceutical Corp., Class A 375,000 14,763,750 Teva Pharmaceutical Industries
        Ltd., ADR                              132,600       8,619,000
                                                           -----------
                                 Pharmaceuticals Total      65,794,573
                                                           -----------
                                     HEALTH CARE TOTAL     218,596,560

INDUSTRIALS - 10.6%

   COMMERCIAL SERVICES & SUPPLIES - 7.2%
      Allied Waste Industries, Inc. (a)        948,200      11,975,766
      ChoicePoint, Inc. (a)                    302,790      11,403,071
      Corporate Executive Board Co. (a)        197,700       9,859,299
      Education Management Corp. (a)           417,400      13,360,974
      Manpower, Inc.                           250,700      11,218,825
      Monster Worldwide, Inc. (a)              559,200      12,302,400
      Robert Half International, Inc. (a)      317,600       7,136,472
                                                           -----------
                  Commercial Services & Supplies Total      77,256,807

   ELECTRICAL EQUIPMENT - 1.6%
      American Power Conversion Corp.          774,800      17,525,976
                                                           -----------
                            Electrical Equipment Total      17,525,976

   MACHINERY - 1.0%
      Donaldson Co., Inc.                      192,800      10,995,384
                                                           -----------
                                       Machinery Total      10,995,384

   TRADING COMPANIES & DISTRIBUTORS - 0.8%
      Fastenal Co.                             172,700       8,367,315
                                                           -----------
                Trading Companies & Distributors Total       8,367,315
                                                           -----------
                                     INDUSTRIALS TOTAL     114,145,482

INFORMATION TECHNOLOGY - 39.2%

   COMMUNICATIONS EQUIPMENT - 7.3%
      3Com Corp. (a)                         1,198,700       8,390,900
      Avaya, Inc. (a)                          698,200      11,974,130
      Comverse Technology, Inc. (a)          1,047,725      20,661,137
      Foundry Networks, Inc. (a)               426,700      10,070,120
      Polycom, Inc. (a)                        704,300      15,543,901
      UTStarcom, Inc. (a)                      350,900      11,625,668
                                                           -----------
                        Communications Equipment Total      78,265,856

   COMPUTERS & PERIPHERALS - 1.2%
      Lexmark International, Inc. (a)          149,740      12,322,105
                                                           -----------
                         Computers & Peripherals Total      12,322,105

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.3%
      Agilent Technologies, Inc. (a)           509,900      17,433,481
      Amphenol Corp., Class A (a)              289,500      17,905,575
      Flextronics International Ltd. (a)       515,200       9,325,120


                                              SHARES        VALUE ($)
 ----------------------------------------------------------------------
      Symbol Technologies, Inc.                487,500       8,297,250
      Vishay Intertechnology, Inc. (a)         625,350      14,076,628
                                                           -----------
              Electronic Equipment & Instruments Total      67,038,054

   INTERNET SOFTWARE & SERVICES - 0.7%
      Check Point Software Technologies
        Ltd.(a)                                350,300       8,063,906
                                                           -----------
                    Internet Software & Services Total       8,063,906

   IT SERVICES - 1.5%
      CheckFree Corp. (a)                      287,800       8,354,834
      DST Systems, Inc. (a)                    169,700       7,595,772
                                                           -----------
                                     IT Services Total      15,950,606

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 10.7%
      Altera Corp. (a)                         260,000       5,740,800
      Amkor Technology, Inc. (a)               659,500      10,202,465
      ARM Holdings PLC, ADR (a)                928,800       6,269,400
      ASML Holding NV,
        N.Y. Registered Shares (a)             798,300      14,576,958
      Fairchild Semiconductor
        International, Inc. (a)                500,300      12,907,740
      Microchip Technology, Inc.               675,650      19,256,025
      National Semiconductor Corp. (a)         212,000       8,344,320
      PMC-Sierra, Inc. (a)                     231,400       4,604,860
      Taiwan Semiconductor
        Manufacturing Co., Ltd., ADR (a)     1,194,156      12,407,281
      Teradyne, Inc. (a)                       494,430      12,187,700
      United Microelectronics Corp.,
        ADR (a)                              1,449,600       7,552,416
                                                           -----------
        Semiconductors & Semiconductor Equipment Total     114,049,965

   SOFTWARE - 11.5%
      Adobe Systems, Inc.                      155,400       5,787,096
      Amdocs Ltd. (a)                          607,200      16,928,736
      BEA Systems, Inc. (a)                    595,200       8,213,760
      BMC Software, Inc. (a)                   523,500      10,260,600
      Fair Isaac Corp.                         280,000      16,699,200
      Intuit, Inc. (a)                         171,625       7,613,285
      Mercury Interactive Corp. (a)            222,750      10,812,285
      Novell, Inc. (a)                         814,200       8,288,556
      PeopleSoft, Inc. (a)                     379,100       8,180,978
      Siebel Systems, Inc. (a)                 607,105       7,928,791
      Symantec Corp. (a)                       209,300       8,610,602
      Synopsys, Inc. (a)                        89,000       2,636,180
      VERITAS Software Corp. (a)               378,450      11,512,449
                                                           -----------
                                        Software Total     123,472,518
                                                           -----------
                          INFORMATION TECHNOLOGY TOTAL     419,163,010

MATERIALS - 0.5%

   CHEMICALS - 0.5%
      Potash Corp. of Saskatchewan, Inc.        65,600       5,425,120
                                                           -----------
                                       Chemicals Total       5,425,120
                                                           -----------
                                       MATERIALS TOTAL       5,425,120


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                       COLUMBIA MID CAP GROWTH FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

TELECOMMUNICATION SERVICES - 0.8%

   WIRELESS TELECOMMUNICATION SERVICES - 0.8%
      Nextel Partners, Inc., Class A (a)       645,400       8,274,028
                                                           -----------
             Wireless Telecommunication Services Total       8,274,028
                                                           -----------
                      TELECOMMUNICATION SERVICES TOTAL       8,274,028

                                  TOTAL COMMON STOCKS
                                (Cost of $826,638,797)   1,045,330,445


INVESTMENT MANAGEMENT COMPANY - 1.1%
      iShares MSCI Japan Index Fund
      (Cost of $10,785,166)                  1,156,100      11,225,731
                                                           -----------

CONVERTIBLE PREFERRED STOCK - 0.0%

INFORMATION TECHNOLOGY - 0.0%

   INTERNET SOFTWARE & SERVICES - 0.0%
      Network Specialists, Inc.,
        Series A (a)(b)(c)
        (Cost of $3,000,000)                   394,218           3,942
                                                           -----------

SHORT-TERM OBLIGATION - 1.9%                  PAR ($)
------------------------------------------------------
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      02/27/04,  due 03/01/04 at 0.930%,
      collateralized by a U.S. Treasury
      Note maturing 08/15/12, market
      value $21,233,260 (repurchase
      proceeds $20,814,613)
      (Cost of $20,813,000)                 20,813,000      20,813,000
                                                           -----------


                            TOTAL INVESTMENTS - 100.7%
                            (COST OF $861,236,963) (d)   1,077,373,118

              OTHER ASSETS & LIABILITIES, NET - (0.7)%      (7,043,049)

                                   NET ASSETS - 100.0%   1,070,330,069


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2004, the value of this security amounted to $3,942, which represents less than 0.1% of net assets.
(c) Represents fair value as determined in good faith under the direction of the Board of Directors.
(d) Cost for both financial statement and federal income tax purposes is the same.

                  ACRONYM                 NAME
                  -------                 ----
                   ADR          American Depositary Receipt


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                     COLUMBIA SMALL CAP GROWTH FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - 99.4%

CONSUMER DISCRETIONARY - 14.6%

   AUTO COMPONENTS - 3.2%
      Autoliv, Inc.                            292,400      12,976,712
      Gentex Corp.                             171,550       6,992,378
      Wabtec Corp.                             321,500       5,095,775
                                                           -----------
                                 Auto Components Total      25,064,865

   HOTELS, RESTAURANTS & LEISURE - 3.7%
      Fairmont Hotels & Resorts, Inc.          135,100       3,462,613
      P.F. Chang's China Bistro, Inc. (a)       92,900       4,521,443
      RARE Hospitality International, Inc. (a) 151,800       4,344,516
      Ruby Tuesday, Inc.                       262,600       8,319,168
      Scientific Games Corp. (a)               188,900       3,194,299
      WMS Industries, Inc. (a)                 185,500       4,928,735
                                                           -----------
                   Hotels, Restaurants & Leisure Total      28,770,774

   HOUSEHOLD DURABLES - 0.5%
      Harman International Industries, Inc.     50,700       3,954,093
                                                           -----------
                              Household Durables Total       3,954,093

   INTERNET & CATALOG RETAIL - 0.6%
      Insight Enterprises, Inc. (a)            233,400       4,964,418
                                                           -----------
                       Internet & Catalog Retail Total       4,964,418

   LEISURE EQUIPMENT & PRODUCTS - 0.2%
      Nautilus Group, Inc.                      73,800       1,205,892
                                                           -----------
                    Leisure Equipment & Products Total       1,205,892

   MEDIA - 3.6%
      Entercom Communications Corp. (a)        204,900       9,458,184
      Entravision Communications Corp.,
        Class A (a)                            448,800       4,308,480
      Getty Images, Inc. (a)                   124,000       6,319,040
      Radio One, Inc., Class D (a)             441,802       8,049,633
                                                           -----------
                                           Media Total      28,135,337

   SPECIALTY RETAIL - 2.3%
      Advance Auto Parts, Inc. (a)             129,200       5,096,940
      Aeropostale, Inc. (a)                     90,200       3,093,860
      Guitar Center, Inc. (a)                  111,400       4,048,276
      PETsMART, Inc.                           221,700       6,016,938
                                                           -----------
                                Specialty Retail Total      18,256,014

   TEXTILES, APPAREL & LUXURY GOODS - 0.5%
      Columbia Sportswear Co. (a)               74,650       3,882,547
                                                           -----------
                Textiles, Apparel & Luxury Goods Total       3,882,547
                                                           -----------
                          CONSUMER DISCRETIONARY TOTAL     114,233,940

CONSUMER STAPLES - 2.2%

   FOOD PRODUCTS - 0.9%
      SunOpta, Inc. (a)                        669,300       6,833,553
                                                           -----------
                                   Food Products Total       6,833,553


                                              SHARES        VALUE ($)
----------------------------------------------------------------------

   PERSONAL PRODUCTS - 1.3%
      NBTY, Inc. (a)                           315,000      10,476,900
                                                           -----------
                               Personal Products Total      10,476,900
                                                           -----------
                                CONSUMER STAPLES TOTAL      17,310,453

ENERGY - 6.1%

   ENERGY EQUIPMENT & SERVICES - 4.1%
      Cal Dive International, Inc. (a)         144,700       3,508,975
      Key Energy Services, Inc. (a)            581,000       7,855,120
      National-Oilwell, Inc. (a)               322,600       9,584,446
      Patterson-UTI Energy, Inc. (a)           161,300       5,851,964
      Precision Drilling Corp. (a)              67,700       3,244,861
      Varco International, Inc. (a)             99,500       1,982,040
                                                           -----------
                     Energy Equipment & Services Total      32,027,406

   OIL & GAS - 2.0%
      Chesapeake Energy Corp.                  309,200       3,963,944
      Spinnaker Exploration Co. (a)             47,700       1,578,393
      XTO Energy, Inc.                         335,200      10,002,368
                                                           -----------
                                       Oil & Gas Total      15,544,705
                                                           -----------
                                          ENERGY TOTAL      47,572,111
FINANCIALS - 2.5%

   DIVERSIFIED FINANCIAL SERVICES - 0.8%
      Affiliated Managers Group, Inc. (a)       73,000       6,168,500
                                                           -----------
                  Diversified Financial Services Total       6,168,500

   INSURANCE - 1.7%
      Allmerica Financial Corp. (a)            213,900       7,888,632
      ProAssurance Corp. (a)                   154,900       5,232,522
                                                           -----------
                                       Insurance Total      13,121,154
                                                           -----------
                                      FINANCIALS TOTAL      19,289,654

HEALTH CARE - 15.5%

   BIOTECHNOLOGY - 2.1%
      Alkermes, Inc. (a)                       345,200       4,919,100
      Connetics Corp. (a)                      150,900       3,324,327
      ICOS Corp. (a)                           161,950       6,199,446
      OraSure Technologies, Inc. (a)           182,700       1,600,452
                                                           -----------
                                   Biotechnology Total      16,043,325

   HEALTH CARE EQUIPMENT & SUPPLIES - 3.3%
      ArthroCare Corp. (a)                     153,800       3,668,130
      Dade Behring Holdings, Inc. (a)          111,900       4,571,115
      Kinetic Concepts, Inc. (a)                33,800       1,363,830
      Kyphon, Inc. (a)                          95,200       2,403,800
      Regeneration Technologies, Inc. (a)      348,100       3,836,062
      ResMed, Inc. (a)                         128,800       6,061,328
      Wilson Greatbatch Technologies, Inc. (a)  98,410       3,565,394
                                                           -----------
                Health Care Equipment & Supplies Total      25,469,659


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                     COLUMBIA SMALL CAP GROWTH FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE PROVIDERS & SERVICES - 8.7%
      Cerner Corp. (a)                         141,800       6,355,476
      Community Health Systems, Inc. (a)       140,400       3,938,220
      DaVita, Inc. (a)                         245,331      11,165,014
      Henry Schein, Inc. (a)                   161,551      11,550,897
      ICON PLC, ADR (a)                        181,850       6,066,516
      Kindred Healthcare, Inc. (a)             125,200       7,370,524
      Renal Care Group, Inc. (a)               235,400      10,983,764
      Sierra Health Services, Inc (a)          152,700       5,104,761
      United Surgical Partners
        International, Inc. (a)                162,200       5,915,434
                                                           -----------
                Health Care Providers & Services Total      68,450,606

   PHARMACEUTICALS - 1.4%
      MGI Pharma, Inc. (a)                     144,200       7,083,104
      NPS Pharmaceuticals, Inc. (a)            141,400       4,237,758
                                                           -----------
                                 Pharmaceuticals Total      11,320,862
                                                           -----------
                                     HEALTH CARE TOTAL     121,284,452

INDUSTRIALS - 13.3%

   AEROSPACE & DEFENSE - 1.6%
      Armor Holdings, Inc. (a)                 221,200       6,494,432
      United Defense Industries, Inc. (a)      191,600       5,872,540
                                                           -----------
                             Aerospace & Defense Total      12,366,972

   AIR FREIGHT & LOGISTICS - 0.6%
      UTI Worldwide, Inc.                      100,700       4,548,619
                                                           -----------
                         Air Freight & Logistics Total       4,548,619

   AIRLINES - 0.6%
      SkyWest, Inc.                            255,100       4,936,185
                                                           -----------
                                        Airlines Total       4,936,185

   COMMERCIAL SERVICES & SUPPLIES - 6.3%
      Corinthian Colleges, Inc. (a)            161,000       9,684,150
      Corporate Executive Board Co.            156,260       7,792,686
      Education Management Corp. (a)           459,942      14,722,743
      Resources Connection, Inc. (a)           224,700       7,242,081
      Roto-Rooter, Inc.                         38,400       2,166,528
      Tetra Tech, Inc. (a)                     364,800       7,770,240
                                                           -----------
                  Commercial Services & Supplies Total      49,378,428

   CONSTRUCTION & ENGINEERING - 0.3%
      Chicago Bridge & Iron Co. NV,
        N.Y. Registered Shares                  73,200       2,053,260
                                                           -----------
                      Construction & Engineering Total       2,053,260

   ELECTRICAL EQUIPMENT - 2.1%
      Artesyn Technologies, Inc. (a)           608,300       6,630,470
      Cherokee International Corp. (a)          74,400       1,216,440
      Global Power Equipment Group, Inc. (a)    67,300         725,494
      Power-One, Inc. (a)                      430,230       5,274,620
      Roper Industries, Inc.                    52,700       2,558,585
                                                           -----------
                            Electrical Equipment Total      16,405,609


                                              SHARES        VALUE ($)
----------------------------------------------------------------------

   MACHINERY - 1.8%
      Albany International Corp., Class A      179,000       5,713,680
      Kennametal, Inc.                         112,400       4,879,284
      Terex Corp. (a)                          114,200       4,000,426
                                                           -----------
                                       Machinery Total      14,593,390
                                                           -----------
                                     INDUSTRIALS TOTAL     104,282,463

INFORMATION TECHNOLOGY - 40.3%

   COMMUNICATIONS EQUIPMENT - 8.9%
      Advanced Fibre Communications,
        Inc. (a)                               299,300       7,338,836
      Aspect Communications Corp. (a)          451,400       8,152,284
      Extreme Networks (a)                     472,200       3,801,210
      F5 Networks, Inc. (a)                    203,200       6,723,888
      Foundry Networks, Inc. (a)               312,410       7,372,876
      Ixia (a)                                 540,700       6,380,260
      NetScreen Technologies, Inc. (a)         221,700       7,859,265
      Polycom, Inc. (a)                        550,600      12,151,742
      Powerwave Technologies, Inc. (a)         645,000       6,366,150
      Westell Technologies, Inc., Class A (a)  527,900       4,043,714
                                                           -----------
                        Communications Equipment Total      70,190,225

   COMPUTERS & PERIPHERALS - 1.6%
      Electronics for Imaging, Inc. (a)        480,820      12,198,403
                                                           -----------
                         Computers & Peripherals Total      12,198,403

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 7.1%
      Amphenol Corp., Class A (a)              298,955      18,490,367
      AVX Corp.                                774,100      13,035,844
      Electro Scientific Industries, Inc. (a)  187,700       4,480,399
      KEMET Corp. (a)                          399,400       5,879,168
      Merix Corp. (a)                          233,200       5,736,720
      National Instruments Corp.               176,790       6,109,862
      RadiSys Corp. (a)                         86,400       1,772,064
                                                           -----------
              Electronic Equipment & Instruments Total      55,504,424

   INTERNET SOFTWARE & SERVICES - 3.1%
      Altiris, Inc. (a)                         73,900       2,013,775
      Ask Jeeves, Inc. (a)                     375,600       7,583,364
      CNET Networks, Inc. (a)                  711,400       7,071,316
      DoubleClick, Inc. (a)                    717,100       7,780,535
                                                           -----------
                    Internet Software & Services Total      24,448,990

   IT SERVICES - 4.4%
      Anteon International Corp. (a)           137,500       4,021,875
      CACI International, Inc., Class A (a)    133,400       5,916,290
      CheckFree Corp. (a)                      200,100       5,808,903
      Cognizant Technology Solutions
        Corp. (a)                              120,100       5,697,544
      Global Payments, Inc.                    118,136       5,110,563
      IDX Systems Corp. (a)                    115,100       4,003,178
      MPS Group, Inc. (a)                      389,600       3,798,600
                                                           -----------
                                     IT Services Total      34,356,953


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                     COLUMBIA SMALL CAP GROWTH FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.9%
      ASE Test Ltd. (a)                        530,200       6,558,574
      Axcelis Technologies, Inc. (a)           388,400       4,443,296
      ChipPAC, Inc., Class A (a)               648,100       5,528,293
      Conexant Systems, Inc. (a)               732,900       5,386,815
      Credence Systems Corp. (a)               549,600       6,237,960
      Integrated Device Technology, Inc. (a)   493,800       8,142,762
      Lattice Semiconductor Corp. (a)          395,600       4,086,548
      ON Semiconductor Corp. (a)             1,023,000       8,654,580
      TriQuint Semiconductor, Inc. (a)         626,600       5,012,800
      Ultratech, Inc. (a)                      305,400       7,576,974
                                                           -----------
        Semiconductors & Semiconductor Equipment Total      61,628,602

   SOFTWARE - 7.3%
      Agile Software Corp. (a)                 206,000       1,932,280
      Amdocs Ltd. (a)                          109,600       3,055,648
      Autodesk, Inc.                           145,400       4,165,710
      Citrix Systems, Inc. (a)                 284,900       6,034,182
      Embarcadero Technologies, Inc. (a)       297,200       3,649,616
      Fair Isaac Corp.                         243,375      14,514,885
      Macromedia, Inc. (a)                     395,300       8,103,650
      Manhattan Associates, Inc. (a)           203,800       5,840,908
      Quest Software, Inc. (a)                 378,200       5,964,214
      Verity, Inc. (a)                         251,800       4,167,290
                                                           -----------
                                        Software Total      57,428,383
                                                           -----------
                          INFORMATION TECHNOLOGY TOTAL     315,755,980

MATERIALS - 3.2%

   CHEMICALS - 1.2%
      OM Group, Inc. (a)                       302,300       9,286,656
                                                           -----------
                                       Chemicals Total       9,286,656

   METALS & MINING - 2.0%
      Arch Coal, Inc.                           59,000       1,727,520
      GrafTech International Ltd. (a)          561,200       7,615,484
      Massey Energy Co.                         88,100       1,856,267
      Steel Dynamics, Inc. (a)                 206,300       5,002,775
                                                           -----------
                                 Metals & Mining Total      16,202,046
                                                           -----------
                                       MATERIALS TOTAL      25,488,702

TELECOMMUNICATION SERVICES - 1.7%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%
      Covad Communications Group, Inc. (a)     580,500       1,921,455
      PTEK Holdings, Inc. (a)                  399,000       3,942,120
                                                           -----------
          Diversified Telecommunication Services Total       5,863,575


                                              SHARES        VALUE ($)
----------------------------------------------------------------------

   WIRELESS TELECOMMUNICATION SERVICES - 1.0%
      Wireless Facilities, Inc. (a)            604,100       7,895,587
                                                           -----------
             Wireless Telecommunication Services Total       7,895,587
                                                           -----------
                      TELECOMMUNICATION SERVICES TOTAL      13,759,162

                                  TOTAL COMMON STOCKS
                                (Cost of $618,931,435)     778,976,917


SHORT-TERM OBLIGATION - 2.0%                                 PAR ($)
----------------------------------------------------------------------
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      02/27/04, due 03/01/04 at 0.930%,
      collateralized by a U.S. Treasury
      Note maturing 04/15/04, market
      value $16,275,446 (repurchase
      proceeds $15,957,237)
      (Cost of $15,956,000)                 15,956,000      15,956,000
                                                           -----------


                            TOTAL INVESTMENTS - 101.4%
                            (COST OF $634,887,435) (b)     794,932,917

              OTHER ASSETS & LIABILITIES, NET - (1.4)%     (10,888,110)

                                   NET ASSETS - 100.0%     784,044,807


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

                  ACRONYM                 NAME
                  -------                 ----
                   ADR          American Depositary Receipt


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                   COLUMBIA REAL ESTATE EQUITY FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - 95.8%

CONSUMER DISCRETIONARY - 5.3%

   HOTELS, RESTAURANTS & LEISURE - 5.3%
      Hilton Hotels Corp.                    1,211,700      19,423,551
      La Quinta Corp. (a)                    1,856,500      14,350,745
      Marriott International, Inc., Class A 307,700 13,732,651 Starwood Hotels & Resorts
        Worldwide, Inc.                        273,800      10,680,938
                                                           -----------
                   Hotels, Restaurants & Leisure Total      58,187,885
                                                           -----------
                          CONSUMER DISCRETIONARY TOTAL      58,187,885

FINANCIALS - 78.8%

   REAL ESTATE - 78.8%
      Alexandria Real Estate Equities,
        Inc., REIT                             663,100      40,701,078
      AMB Property Corp., REIT                 467,400      16,555,308
      American Financial Realty Trust, REIT 563,600 10,285,700 Apartment Investment &
        Management Co., Class A, REIT          352,300      11,414,520
      Archstone-Smith Trust, REIT              644,771      18,053,588
      AvalonBay Communities, Inc., REIT        348,800      17,572,544
      Boston Properties, Inc., REIT            370,500      18,980,715
      Brookfield Properties Corp.              412,600      12,361,496
      CarrAmerica Realty Corp., REIT           275,500       8,871,100
      CenterPoint Properties Trust, REIT       257,300      19,902,155
      Chelsea Property Group, Inc., REIT       214,400      12,724,640
      Cousins Properties, Inc., REIT         1,298,850      39,874,695
      Duke Realty Corp., REIT                1,146,000      37,130,400
      Equity Office Properties Trust, REIT     934,537      26,671,686
      Equity Residential, REIT                 608,506      18,103,053
      First Industrial Realty Trust, Inc.,
         REIT                                  293,400      11,031,840
      General Growth Properties, Inc., REIT  1,844,880      57,670,949
      iStar Financial, Inc., REIT            1,134,350      47,472,548
      Kimco Realty Corp., REIT                 558,100      26,202,795
      Liberty Property Trust, REIT             698,200      29,519,896
      Manufactured Home Communities,
        Inc., REIT                             179,900       6,017,655
      Newcastle Investment Corp., REIT         623,700      17,987,508
      Pan Pacific Retail Properties, Inc.,
         REIT                                  287,800      14,246,100
      Parkway Properties, Inc., REIT            93,100       4,403,630
      Prentiss Properties Trust, REIT          204,000       7,109,400
      ProLogis, REIT                         1,372,406      45,467,811
      Public Storage, Inc., REIT               617,032      29,450,937
      Reckson Associates Realty Corp., REIT    234,000       6,266,520
      Regency Centers Corp., REIT              901,000      37,796,950
      Rouse Co., REIT                          778,400      38,920,000
      Simon Property Group, Inc., REIT       1,193,056      65,009,621
      SL Green Realty Corp., REIT              382,200      16,816,800
      St. Joe Co.                              715,000      29,300,700
      Taubman Centers, Inc., REIT              946,000      22,514,800
      United Dominion Realty Trust,
        Inc., REIT                             663,400      12,518,358
      Vornado Realty Trust, REIT               385,900      21,957,710
                                                           -----------
                                     Real Estate Total     856,885,206
                                                           -----------
                                      FINANCIALS TOTAL     856,885,206


                                              SHARES        VALUE ($)
----------------------------------------------------------------------
MATERIALS - 11.7%

   CONTAINERS & PACKAGING - 2.5%
      Smurfit-Stone Container Corp. (a)        970,400      18,010,624
      Temple-Inland, Inc.                      139,200       9,068,880
                                                           -----------
                          Containers & Packaging Total      27,079,504

   PAPER & FOREST PRODUCTS - 9.2%
      Bowater, Inc.                            916,400      42,062,760
      International Paper Co.                  705,500      31,225,430
      MeadWestvaco Corp.                       537,700      15,754,610
      Weyerhaeuser Co.                         166,100      10,838,025
                                                           -----------
                         Paper & Forest Products Total      99,880,825
                                                           -----------
                                       MATERIALS TOTAL     126,960,329

                                  TOTAL COMMON STOCKS
                                (Cost of $706,712,182)   1,042,033,420

INCOME DEPOSIT SECURITY - 1.0%

CONSUMER DISCRETIONARY - 1.0%

   HOTELS, RESTAURANTS & LEISURE - 1.0%
      Volume Services America Holdings, Inc.
      (Cost of $9,987,045)                     665,500      11,513,150
                                                           -----------

SHORT-TERM OBLIGATION - 3.4%                                 PAR ($)
----------------------------------------------------------------------
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      02/27/04, due 03/01/04 at 0.930%,
      collateralized by a U.S. Treasury
      Bond maturing 11/15/10, market
      value $37,750,751 (repurchase
      proceeds $37,012,868)
      (Cost of $37,010,000)                 37,010,000      37,010,000
                                                           -----------


                            TOTAL INVESTMENTS - 100.2%
                            (COST OF $753,709,227) (b)   1,090,556,570

              OTHER ASSETS & LIABILITIES, NET - (0.2)%      (2,580,862)

                                   NET ASSETS - 100.0%   1,087,975,708


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

                  ACRONYM                 NAME
                  -------                 ----
                   REIT         Real Estate Investment Trust


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                           COLUMBIA TECHNOLOGY FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - 98.5%

CONSUMER DISCRETIONARY - 4.0%

   INTERNET & CATALOG RETAIL - 0.9%
      eBay, Inc. (a)                             5,000         344,300
                                                           -----------
                       Internet & Catalog Retail Total         344,300

   LEISURE EQUIPMENT & PRODUCTS - 0.6%
      Nautilus Group, Inc.                      15,000         245,100
                                                           -----------
                    Leisure Equipment & Products Total         245,100

   MEDIA - 2.5%
      Netflix, Inc. (a)                          7,710         265,224
      XM Satellite Radio Holdings, Inc.,
        Class A (a)                             30,350         742,968
                                                           -----------
                                           Media Total       1,008,192
                                                           -----------
                          CONSUMER DISCRETIONARY TOTAL       1,597,592

CONSUMER STAPLES - 0.3%

   FOOD PRODUCTS - 0.3%
      SunOpta, Inc. (a)                         14,000         142,940
                                                           -----------
                                   Food Products Total         142,940
                                                           -----------
                                CONSUMER STAPLES TOTAL         142,940

HEALTH CARE - 5.2%

   BIOTECHNOLOGY - 4.2%
      Alexion Pharmaceuticals, Inc. (a)         12,000         274,680
      Amylin Pharmaceuticals, Inc. (a)          15,000         343,800
      Cepheid, Inc. (a)                         10,900         110,199
      Cubist Pharmaceuticals, Inc. (a)          15,000         168,300
      Nabi Biopharmaceuticals (a)               25,000         352,250
      Onyx Pharmaceuticals, Inc. (a)            10,000         368,000
      Strategic Diagnostics, Inc. (a)           22,500          92,700
                                                           -----------
                                   Biotechnology Total       1,709,929

   HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
      Orthovita, Inc. (a)                       50,000         177,000
                                                           -----------
                Health Care Equipment & Supplies Total         177,000

   PHARMACEUTICALS - 0.6%
      Ligand Pharmaceuticals, Inc., Class B (a) 15,000         230,850
                                                           -----------
                                 Pharmaceuticals Total         230,850
                                                           -----------
                                     HEALTH CARE TOTAL       2,117,779

INDUSTRIALS - 0.9%

   COMMERCIAL SERVICES & SUPPLIES - 0.9%
      Alliance Data Systems Corp. (a)           12,000         359,400
                                                           -----------
                  Commercial Services & Supplies Total         359,400
                                                           -----------
                                     INDUSTRIALS TOTAL         359,400


                                              SHARES        VALUE ($)
----------------------------------------------------------------------
INFORMATION TECHNOLOGY - 77.0%

   COMMUNICATIONS EQUIPMENT - 16.4%
      ADC Telecommunications, Inc. (a)          85,000         255,000
      ADTRAN, Inc.                              10,000         325,600
      Alvarion Ltd. (a)                         10,000         144,500
      Aspect Communications Corp. (a)            7,500         135,450
      Avaya, Inc. (a)                            2,600          44,590
      Brocade Communications Systems,
        Inc. (a)                                25,000         174,250
      Comverse Technology, Inc. (a)             20,000         394,400
      CyberGuard Corp. (a)                      12,000         131,280
      ECI Telecom Ltd. (a)                     225,000       1,550,025
      F5 Networks, Inc. (a)                      6,200         205,158
      Foundry Networks, Inc. (a)                 8,000         188,800
      Juniper Networks, Inc. (a)                15,000         388,050
      NetScreen Technologies, Inc. (a)           6,500         230,425
      Network Equipment Technologies,
        Inc. (a)                                10,500         135,765
      Oplink Communications, Inc. (a)          181,000         479,650
      Packeteer, Inc. (a)                       10,000         144,600
      Paradyne Networks, Inc. (a)               25,000         105,000
      QLogic Corp. (a)                           8,300         346,940
      QUALCOMM, Inc.                            10,000         634,500
      Sonus Networks, Inc. (a)                  66,000         391,380
      Symmetricom, Inc. (a)                     23,200         212,976
                                                           -----------
                        Communications Equipment Total       6,618,339

   COMPUTERS & PERIPHERALS - 3.2%
      Dell, Inc. (a)                            10,600         346,090
      Gateway, Inc. (a)                         35,000         190,050
      Hypercom Corp. (a)                        25,000         172,000
      Novatel Wireless, Inc. (a)                10,000         192,500
      Quantum Corp. (a)                         40,000         154,000
      Sigma Designs, Inc. (a)                   16,900         127,933
      Silicon Graphics, Inc. (a)                30,000          96,600
                                                           -----------
                         Computers & Peripherals Total       1,279,173

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.5%
      Agilent Technologies, Inc. (a)            20,500         700,895
      Oki Electric Industry Co.,
        Ltd. (Japan) (a)                        45,000         200,275
      Symbol Technologies, Inc.                  6,000         102,120
                                                           -----------
              Electronic Equipment & Instruments Total       1,003,290

   INTERNET SOFTWARE & SERVICES - 6.2%
      Altiris, Inc. (a)                          5,000         136,250
      Ask Jeeves, Inc. (a)                       9,200         185,748
      DoubleClick, Inc. (a)                     18,000         195,300
      j2 Global Communications, Inc. (a)        14,500         318,420
      Lastminute.com PLC, ADR (a)                5,000         105,000
      SINA Corp., Registered Shares (a)          5,300         234,159
      SupportSoft, Inc. (a)                     15,000         182,700
      United Online, Inc. (a)                   22,500         387,450
      VeriSign, Inc. (a)                        16,000         278,560
      Yahoo!, Inc. (a)                          10,900         483,960
                                                           -----------
                    Internet Software & Services Total       2,507,547


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                           COLUMBIA TECHNOLOGY FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   IT SERVICES - 6.3%
      Affiliated Computer Services, Inc.,
        Class A (a)                              6,000         289,560
      Carreker Corp. (a)                        11,000         145,750
      Cognizant Technology Solutions
        Corp. (a)                               13,500         640,440
      Computer Sciences Corp. (a)               15,000         626,850
      Global Payments, Inc.                      4,000         173,040
      Infosys Technologies Ltd., ADR             4,000         336,120
      Redback Networks, Inc. (a)                16,000         126,560
      Wipro Ltd., ADR                            4,500         185,445
                                                           -----------
                                     IT Services Total       2,523,765

   OFFICE ELECTRONICS - 0.4%
      Zebra Technologies Corp., Class A (a)      2,500         178,700
                                                           -----------
                              Office Electronics Total         178,700

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 31.7%
      Advanced Power Technology, Inc. (a)       14,000         147,000
      ASML Holding NV, N.Y. Registered
        Shares (a)                              26,600         485,716
      Atmel Corp. (a)                           14,000          96,880
      Broadcom Corp., Class A (a)               15,100         612,758
      FormFactor, Inc. (a)                     100,000       2,034,000
      Genesis Microchip, Inc. (a)               21,900         361,788
      GlobespanVirata, Inc. (a)                 16,000         141,920
      Hifn, Inc. (a)                            13,000         169,650
      Marvell Technology Group Ltd. (a)         20,850         949,300
      Microchip Technology, Inc.                14,000         399,000
      MIPS Technologies, Inc., (a)              95,500         539,575
      NVIDIA Corp. (a)                          13,500         300,375
      O2Micro International Ltd. (a)             8,000         145,280
      ON Semiconductor Corp. (a)                50,000         423,000
      PDF Solutions, Inc. (a)                   15,000         173,250
      PLX Technology, Inc. (a)                  27,000         261,900
      Power Integrations, Inc. (a)               3,148          92,803
      QuickLogic Corp. (a)                      25,000          95,500
      Rambus, Inc. (a)                           7,200         233,208
      Samsung Electronics Co., Ltd., GDR (b)     6,000       1,401,000
      Silicon Image, Inc. (a)                   33,000         367,950
      Silicon Laboratories, Inc., (a)            5,000         281,850
      SRS Labs, Inc. (a)                        29,000         256,940
      Taiwan Semiconductor Manufacturing
        Co., Ltd., ADR (a)                      15,000         155,850
      Transmeta Corp. (a)                       40,000         144,800
      ZiLOG, Inc. (a)                          375,800       2,487,796
                                                           -----------
        Semiconductors & Semiconductor Equipment Total      12,759,089


                                              SHARES        VALUE ($)
----------------------------------------------------------------------

   SOFTWARE - 10.3%
      Agile Software Corp. (a)                  12,000         112,560
      Amdocs Ltd. (a)                            7,000         195,160
      Citrix Systems, Inc. (a)                   9,000         190,620
      Computer Associates International, Inc.   15,000         398,400
      Embarcadero Technologies, Inc. (a)        15,000         184,200
      Geac Computer Corp., Ltd. (Canada) (a)    35,000         204,751
      Microsoft Corp.                           14,000         371,000
      Novell, Inc. (a)                          45,000         458,100
      Oracle Corp. (a)                          32,000         412,160
      Peregrine Systems, Inc. (a)               12,000         282,000
      Red Hat, Inc. (a)                         10,000         180,800
      SAP AG, ADR                                6,000         237,600
      SERENA Software, Inc. (a)                 10,000         207,100
      Synopsys, Inc. (a)                         6,000         176,880
      Synplicity, Inc. (a)                      20,000         143,600
      VERITAS Software Corp. (a)                 7,000         212,940
      Verity, Inc. (a)                          12,000         198,600
                                                           -----------
                                        Software Total       4,166,471
                                                           -----------
                          INFORMATION TECHNOLOGY TOTAL      31,036,374

MATERIALS - 1.0%

   CHEMICALS - 1.0%
      Landec Corp. (a)                          12,000          96,000
      Symyx Technologies, Inc. (a)               5,500         146,850
      Zeon Corp. (Japan)                        23,000         164,075
                                                           -----------
                                       Chemicals Total         406,925
                                                           -----------
                                       MATERIALS TOTAL         406,925

TELECOMMUNICATION SERVICES - 10.1%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 2.3%
      Covad Communications Group,
        Inc. (a)                                60,000         198,600
      Telefonaktiebolaget LM Ericsson,
        ADR (a)                                 25,000         725,500
                                                           -----------
          Diversified Telecommunication Services Total         924,100

   WIRELESS TELECOMMUNICATION SERVICES - 7.8%
      American Tower Corp., Class A (a)         20,000         221,000
      Crown Castle International Corp. (a)      29,000         349,450
      LCC International, Inc., Class A (a)      30,000         196,500
      Millicom International Cellular SA (a)    44,000         985,160
      Mobile Telesystems, ADR (a)                4,000         429,000
      VimpelCom, ADR (a)                         9,000         764,010
      Wireless Facilities, Inc. (a)             15,000         196,050
                                                           -----------
             Wireless Telecommunication Services Total       3,141,170
                                                           -----------
                      TELECOMMUNICATION SERVICES TOTAL       4,065,270

                                  TOTAL COMMON STOCKS
                                 (Cost of $34,792,727)      39,726,280


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                           COLUMBIA TECHNOLOGY FUND

                                              PAR ($)       VALUE ($)
----------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 0.7%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      02/27/04, due 03/01/04 at 0.930%,
      collateralized by a U.S. Treasury
      Note maturing 09/30/05, market
      value $272,000 (repurchase
      proceeds $265,021)
      (Cost of $265,000)                       265,000         265,000
                                                           -----------


                             TOTAL INVESTMENTS - 99.2%
                             (COST OF $35,057,727) (C)      39,991,280

                OTHER ASSETS & LIABILITIES, NET - 0.8%         324,889

                                   NET ASSETS - 100.0%      40,316,169


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2004, the value of this security amounted to $1,401,000, which represents 3.5% of net assets.
(c) Cost for both financial statement and federal income tax purposes is the same.

                 ACRONYM                 NAME
                 -------                 ----
                   ADR         American Depositary Receipt
                   GDR          Global Depositary Receipt


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                   COLUMBIA STRATEGIC INVESTOR FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - 79.9%

CONSUMER DISCRETIONARY - 11.4%

   AUTO COMPONENTS - 1.6%
      Modine Manufacturing Co.                  62,500       1,778,125
      Nokian Renkaat Oyj (Finland)              35,800       3,038,904
      Visteon Corp.                             75,000         757,500
                                                           -----------
                                 Auto Components Total       5,574,529

   AUTOMOBILES - 0.1%
      Fiat S.p.A., ADR                          50,000         388,500
                                                           -----------
                                     Automobiles Total         388,500

   HOTELS, RESTAURANTS & LEISURE - 1.6%
      Caesars Entertainment, Inc. (a)          125,000       1,537,500
      California Pizza Kitchen, Inc. (a)        43,200         792,720
      Fairmont Hotels & Resorts, Inc.           50,000       1,281,500
      McDonald's Corp.                          65,000       1,839,500
                                                           -----------
                   Hotels, Restaurants & Leisure Total       5,451,220

   HOUSEHOLD DURABLES - 1.9%
      Cavco Industries, Inc. (a)                20,000         760,000
      Ekornes ASA (Norway)                     100,000       1,953,292
      Makita Corp., ADR                         62,000         737,800
      Matsushita Electric Industrial Co.,
        Ltd., ADR                              100,000       1,450,000
      Stanley Works                             45,000       1,742,850
                                                           -----------
                              Household Durables Total       6,643,942

   LEISURE EQUIPMENT & PRODUCTS - 0.2%
      Hasbro, Inc.                              30,000         656,100
                                                           -----------
                    Leisure Equipment & Products Total         656,100

   MEDIA - 3.1%
      Belo Corp., Class A                       47,500       1,325,250
      Comcast Corp., Class A (a)                32,500         949,650
      Entravision Communications Corp.,
        Class A (a)                            100,000         960,000
      Fox Entertainment Group, Inc.,
        Class A (a)                             40,000       1,160,800
      Journal Communications, Inc., Class A     30,000         549,900
      Martha Stewart Living Omnimedia,
        Inc., Class A (a)                       75,000       1,089,750
      Media General, Inc., Class A              27,500       1,782,000
      Time Warner, Inc. (a)                    100,000       1,725,000
      Walt Disney Co.                           40,000       1,061,200
                                                           -----------
                                           Media Total      10,603,550

   MULTILINE RETAIL - 2.2%
      Big Lots, Inc. (a)                        75,000       1,080,000
      Dillard's, Inc., Class A                 100,000       1,760,000
      ITO-Yokado Co., Ltd. (Japan)              40,000       1,509,157
      Kohl's Corp. (a)                          30,000       1,545,000
      Stockmann Oyj, Class B (Finland)          70,000       1,646,670
                                                           -----------
                                Multiline Retail Total       7,540,827


                                              SHARES        VALUE ($)
----------------------------------------------------------------------

   SPECIALTY RETAIL - 0.7%
      American Eagle Outfitters, Inc. (a)       30,000         731,700
      CarMax, Inc. (a)                          30,000       1,020,000
      Circuit City Stores, Inc.                 75,000         838,500
                                                           -----------
                                Specialty Retail Total       2,590,200
                                                           -----------
                          CONSUMER DISCRETIONARY TOTAL      39,448,868

CONSUMER STAPLES - 5.1%

   BEVERAGES - 1.4%
      Coca-Cola Co.                             10,000         499,600
      Coca-Cola Femsa SA de CV, ADR             92,500       2,199,650
      Companhia de Bebidas das
        Americas, ADR                           80,000       2,152,000
                                                           -----------
                                       Beverages Total       4,851,250

   FOOD & STAPLES RETAILING - 1.4%
      Albertson's, Inc.                         34,200         846,108
      Longs Drug Stores Corp.                   42,500         887,825
      United Natural Foods, Inc. (a)            30,000       1,384,500
      Walgreen Co.                              52,500       1,872,150
                                                           -----------
                        Food & Staples Retailing Total       4,990,583

   FOOD PRODUCTS - 1.8%
      Archer-Daniels-Midland Co.                30,000         516,000
      Del Monte Foods Co. (a)                   50,000         545,000
      Delta & Pine Land Co.                     30,000         765,000
      General Mills, Inc.                       30,000       1,379,400
      Interstate Bakeries Corp.                 57,500         862,500
      Nestle SA, Registered Shares (Switzerland) 5,000       1,325,630
      Tyson Foods, Inc., Class A                62,500         992,500
                                                           -----------
                                   Food Products Total       6,386,030

   HOUSEHOLD PRODUCTS - 0.5%
      Kimberly-Clark Corp.                      25,000       1,617,000
                                                           -----------
                              Household Products Total       1,617,000
                                                           -----------
                                CONSUMER STAPLES TOTAL      17,844,863

ENERGY - 8.4%

   ENERGY EQUIPMENT & SERVICES - 4.8%
      BJ Services Co. (a)                       30,000       1,298,700
      Core Laboratories NV (a)                  75,000       1,473,750
      GlobalSantaFe Corp.                       47,500       1,401,250
      Grant Prideco, Inc. (a)                   92,500       1,403,225
      Halliburton Co.                           82,500       2,636,700
      Schlumberger Ltd.                         47,500       3,063,275
      Transocean, Inc. (a)                     100,000       2,948,000
      Varco International, Inc. (a)             45,000         896,400
      Willbros Group, Inc. (a)                 100,000       1,550,000
                                                           -----------
                     Energy Equipment & Services Total      16,671,300

   OIL & GAS - 3.6%
      Anadarko Petroleum Corp.                  20,000       1,025,000
      BP PLC, ADR                               52,500       2,583,000
      ConocoPhillips                            20,000       1,377,400


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                   COLUMBIA STRATEGIC INVESTOR FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

ENERGY - (CONTINUED)

   OIL & GAS - (CONTINUED)
      Devon Energy Corp.                        25,000       1,419,500
      Energy Partners Ltd. (a)                  50,000         687,000
      Exxon Mobil Corp.                         30,000       1,265,100
      Newfield Exploration Co. (a)              30,000       1,406,400
      Stelmar Shipping Ltd. (a)                 50,000       1,436,000
      Unocal Corp.                              30,000       1,140,000
                                                           -----------
                                       Oil & Gas Total      12,339,400
                                                           -----------
                                          ENERGY TOTAL      29,010,700

FINANCIALS - 12.5%

   COMMERCIAL BANKS - 5.2%
      Allied Irish Banks PLC, ADR               30,000         924,000
      Banco Bradesco SA, ADR                    45,000       1,139,850
      Bank One Corp.                            47,500       2,564,050
      Columbia Banking Systems, Inc.            50,000       1,240,500
      Fifth Third Bancorp                       37,500       2,100,750
      Freddie Mac                               20,000       1,238,400
      HSBC Holdings PLC, ADR                    25,000       2,043,750
      MGIC Investment Corp.                     20,000       1,323,600
      Mitsubishi Tokyo Financial Group,
        Inc., ADR                              200,000       1,560,000
      Radian Group, Inc.                        32,500       1,420,250
      Shinsei Bank Ltd. (Japan)                 37,000         273,434
      U.S. Bancorp                              75,000       2,139,750
                                                           -----------
                                Commercial Banks Total      17,968,334

   DIVERSIFIED FINANCIAL SERVICES - 4.3%
      Bank of New York Co., Inc.                50,000       1,650,000
      Citigroup, Inc.                           52,500       2,638,650
      GATX Corp.                                77,500       1,822,800
      ICICI Bank Ltd., ADR                      30,000         447,000
      Instinet Group, Inc. (a)                 125,000         883,750
      J.P. Morgan Chase & Co.                   67,500       2,768,850
      Mellon Financial Corp.                    30,000         971,400
      Nikko Cordial Corp. (Japan)              150,000         822,802
      Nomura Holdings, Inc., ADR                75,000       1,197,000
      Piper Jaffray Companies, Inc. (a)         33,350       1,718,192
                                                           -----------
                  Diversified Financial Services Total      14,920,444

   INSURANCE - 2.2%
      Allstate Corp.                            50,000       2,281,500
      Assurant, Inc. (a)                        37,400         962,676
      St. Paul Companies, Inc.                  37,500       1,602,750
      Wesco Financial Corp.                      7,500       2,870,625
                                                           -----------
                                       Insurance Total       7,717,551

   REAL ESTATE - 0.8%
      MI Developments, Inc., Class A (a)        50,000       1,468,000
      Post Properties, Inc.                     50,000       1,426,000
                                                           -----------
                                     Real Estate Total       2,894,000
                                                           -----------
                                      FINANCIALS TOTAL      43,500,329


                                              SHARES        VALUE ($)
----------------------------------------------------------------------
HEALTH CARE - 9.2%

   BIOTECHNOLOGY - 0.7%
      Biogen Idec, Inc. (a)                     40,000       2,218,000
                                                           -----------
                                   Biotechnology Total       2,218,000

   HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
      Applera Corp. - Applied Biosystems
        Group                                   60,000       1,368,000
      Baxter International, Inc.                42,500       1,237,600
      Cytyc Corp. (a)                           62,500       1,030,000
      Haemonetics Corp. (a)                     50,000       1,449,500
                                                           -----------
                Health Care Equipment & Supplies Total       5,085,100

   HEALTH CARE PROVIDERS & SERVICES - 2.3%
      AmerisourceBergen Corp.                   20,000       1,160,600
      Anthem, Inc. (a)                          15,000       1,289,250
      Genesis HealthCare Corp. (a)              40,000       1,090,000
      McKesson Corp.                            40,000       1,092,400
      National Dentex Corp. (a)                 13,719         370,139
      Quest Diagnostics, Inc. (a)               30,000       2,486,100
      Tenet Healthcare Corp. (a)                50,000         601,000
                                                           -----------
                Health Care Providers & Services Total       8,089,489

   PHARMACEUTICALS - 4.7%
      Abbott Laboratories                       50,000       2,140,000
      Bristol-Myers Squibb Co.                  62,500       1,738,750
      Elan Corp. PLC, ADR (a)                   50,000         721,000
      Gedeon Richter Ltd. (Hungary)             20,000       2,285,937
      Novartis AG, ADR                          20,000         883,000
      Pfizer, Inc.                              86,200       3,159,230
      Schering-Plough Corp.                     75,000       1,347,000
      Shire Pharmaceuticals Group PLC,
        ADR (a)                                 47,500       1,468,700
      Valeant Pharmaceuticals International     75,000       1,644,750
      Wyeth                                     25,000         987,500
                                                           -----------
                                 Pharmaceuticals Total      16,375,867
                                                           -----------
                                     HEALTH CARE TOTAL      31,768,456

INDUSTRIALS - 10.2%

   AEROSPACE & DEFENSE - 0.2%
      Raytheon Co.                              25,000         760,000
                                                           -----------
                             Aerospace & Defense Total         760,000

   COMMERCIAL SERVICES & SUPPLIES - 3.7%
      Allied Waste Industries, Inc. (a)         50,000         631,500
      Avery Dennison Corp.                      25,000       1,584,250
      Cendant Corp.                            100,000       2,270,000
      Central Parking Corp.                     37,500         718,500
      Copart, Inc. (a)                          85,000       1,669,400
      G&K Services, Inc., Class A               30,000       1,090,200
      Ionics, Inc. (a)                          25,000         695,000
      Kroll, Inc. (a)                           50,000       1,173,000
      R.R. Donnelley & Sons Co.                 47,500       1,508,600
      Waste Management, Inc.                    55,000       1,567,500
                                                           -----------
                  Commercial Services & Supplies Total      12,907,950


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                   COLUMBIA STRATEGIC INVESTOR FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   CONSTRUCTION & ENGINEERING - 0.5%
      Shaw Group, Inc. (a)                      40,000         481,600
      URS Corp. (a)                             40,000       1,224,000
                                                           -----------
                      Construction & Engineering Total       1,705,600

   ELECTRICAL EQUIPMENT - 0.5%
      Thomas & Betts Corp. (a)                  75,000       1,619,250
                                                           -----------
                            Electrical Equipment Total       1,619,250

   INDUSTRIAL CONGLOMERATES - 1.6%
      3M Co.                                    65,000       5,071,300
      Gammon Lake Resources, Inc. (a)           75,000         381,750
                                                           -----------
                        Industrial Conglomerates Total       5,453,050

   MACHINERY - 3.5%
      AGCO Corp. (a)                            75,000       1,398,750
      Caterpillar, Inc.                         30,000       2,272,500
      CNH Global NV                             30,000         555,300
      Eaton Corp.                               40,000       2,341,600
      Federal Signal Corp.                      70,000       1,319,500
      Flowserve Corp. (a)                       40,000         869,200
      JLG Industries, Inc.                      87,500       1,174,250
      Paccar, Inc.                              17,500         969,675
      Timken Co.                                57,500       1,263,850
                                                           -----------
                                       Machinery Total      12,164,625

   ROAD & RAIL - 0.2%
      Kansas City Southern (a)                  50,000         702,500
                                                           -----------
                                     Road & Rail Total         702,500
                                                           -----------
                                     INDUSTRIALS TOTAL      35,312,975

INFORMATION TECHNOLOGY - 10.1%

   COMMUNICATIONS EQUIPMENT - 1.9%
      Motorola, Inc.                            77,500       1,429,875
      Nortel Networks Corp. (a)                 75,000         598,500
      Polycom, Inc. (a)                        112,500       2,482,875
      Powerwave Technologies, Inc. (a)          92,500         912,975
      Tellabs, Inc. (a)                        125,000       1,212,500
                                                           -----------
                        Communications Equipment Total       6,636,725

   COMPUTERS & PERIPHERALS - 0.9%
      Gateway, Inc. (a)                         75,000         407,250
      Hewlett-Packard Co.                       50,000       1,135,500
      Hypercom Corp. (a)                       125,000         860,000
      InFocus Corp. (a)                         50,000         589,000
                                                           -----------
                         Computers & Peripherals Total       2,991,750

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
      Celestica, Inc. (a)                       75,000       1,344,750
      Methode Electronics, Inc.                 75,000         937,500
      Solectron Corp. (a)                      100,000         639,000
      Waters Corp. (a)                          20,000         738,800
                                                           -----------
              Electronic Equipment & Instruments Total       3,660,050
                                                           -----------

                                              SHARES        VALUE ($)
----------------------------------------------------------------------

   INTERNET SOFTWARE & SERVICES - 0.8%
      Check Point Software Technologies
        Ltd. (a)                                87,500       2,014,250
      NIC, Inc. (a)                            100,000         627,000
                                                           -----------
                    Internet Software & Services Total       2,641,250

   IT SERVICES - 2.0%
      Affiliated Computer Services, Inc.,
        Class A (a)                             32,500       1,568,450
      BISYS Group, Inc. (a)                     40,000         706,000
      DST Systems, Inc. (a)                     62,500       2,797,500
      First Data Corp.                          48,250       1,977,285
                                                           -----------
                                     IT Services Total       7,049,235

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.7%
      FEI Co. (a)                               75,000       1,706,250
      Micron Technology, Inc.                   20,000         300,800
      Samsung Electronics Co., Ltd., GDR (b)    10,000       2,335,000
      Texas Instruments, Inc.                   50,000       1,532,500
                                                           -----------
        Semiconductors & Semiconductor Equipment Total       5,874,550

   SOFTWARE - 1.8%
      Activision, Inc. (a)                     100,000       2,101,000
      Borland Software Corp. (a)                75,000         697,500
      Microsoft Corp.                           62,500       1,656,250
      Novell, Inc. (a)                         112,500       1,145,250
      Parametric Technology Corp. (a)          150,000         684,000
                                                           -----------
                                        Software Total       6,284,000
                                                           -----------
                          INFORMATION TECHNOLOGY TOTAL      35,137,560

MATERIALS - 6.2%

   CHEMICALS - 2.9%
      Air Products & Chemicals, Inc.            30,000       1,447,200
      Calgon Carbon Corp.                      100,000         708,000
      Dow Chemical Co.                          50,000       2,173,500
      IMC Global, Inc.                          40,000         452,000
      Landec Corp. (a)                          50,000         400,000
      Millennium Chemicals, Inc.                50,000         668,500
      Potash Corp. of Saskatchewan, Inc.        27,500       2,274,250
      Rohm and Haas Corp.                       30,000       1,192,500
      Zeon Corp. (Japan)                       100,000         713,370
                                                           -----------
                                       Chemicals Total      10,029,320

   CONSTRUCTION MATERIALS - 0.3%
      Martin Marietta Materials, Inc.           20,000         981,800
                                                           -----------
                          Construction Materials Total         981,800

   CONTAINERS & PACKAGING - 0.3%
      Smurfit-Stone Container Corp. (a)         50,000         928,000
                                                           -----------
                          Containers & Packaging Total         928,000


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                   COLUMBIA STRATEGIC INVESTOR FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

MATERIALS - (CONTINUED)

   METALS & MINING - 0.9%
      Alumina Ltd., ADR                         20,000         343,200
      Companhia Vale do Rio Doce, ADR           15,000         868,500
      CONSOL Energy, Inc.                       40,000       1,009,200
      Nippon Steel Corp. (Japan)               300,000         587,912
      Wolfden Resources, Inc. (Canada) (a)      50,000         212,615
                                                           -----------
                                 Metals & Mining Total       3,021,427

   PAPER & FOREST PRODUCTS - 1.8%
      Abitibi-Consolidated, Inc.                50,000         396,000
      Bowater, Inc.                             47,500       2,180,250
      Georgia-Pacific Corp.                     40,000       1,282,000
      Votorantim Celulose e Papel SA, ADR       75,000       2,550,000
                                                           -----------
                         Paper & Forest Products Total       6,408,250
                                                           -----------
                                       MATERIALS TOTAL      21,368,797

TELECOMMUNICATION SERVICES - 3.8%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 2.2%
      Companhia Anonima Nacional
        Telefonos de Venezuela, ADR             80,000       1,482,400
      Level 3 Communications, Inc. (a)         125,000         537,500
      Philippine Long Distance Telephone
        Co., ADR (a)                            50,000         872,000
      PT Telekomunikasi Indonesia, ADR         100,000       1,722,000
      SBC Communications, Inc.                  50,000       1,200,500
      Verizon Communications, Inc.              47,500       1,820,675
                                                           -----------
          Diversified Telecommunication Services Total       7,635,075

   WIRELESS TELECOMMUNICATION SERVICES - 1.6%
      Millicom International Cellular SA (a)   150,000       3,358,500
      VimpelCom, ADR (a)                        25,000       2,122,250
                                                           -----------
             Wireless Telecommunication Services Total       5,480,750
                                                           -----------
                      TELECOMMUNICATION SERVICES TOTAL      13,115,825

UTILITIES - 3.0%

   ELECTRIC UTILITIES - 1.0%
      TECO Energy, Inc.                        100,000       1,507,000
      TXU Corp.                                 30,000         843,900
      Veolia Environnement                      40,000       1,192,000
                                                           -----------
                              Electric Utilities Total       3,542,900

   GAS UTILITIES - 0.6%
      NiSource, Inc.                            50,000       1,085,500
      NUI Corp.                                 47,500         812,725
                                                           -----------
                                   Gas Utilities Total       1,898,225


                                              SHARES        VALUE ($)
----------------------------------------------------------------------

   MULTI-UTILITIES & UNREGULATED POWER - 1.1%
      Calpine Corp. (a)                        125,000         688,750
      Duke Energy Corp.                         47,500       1,043,100
      El Paso Corp.                             40,000         297,600
      ONEOK, Inc.                               47,500       1,054,975
      Westar Energy, Inc.                       40,000         770,000
                                                           -----------
             Multi-Utilities & Unregulated Power Total       3,854,425

   WATER UTILITIES - 0.3%
      California Water Service Group            37,500       1,104,375
                                                           -----------
                                 Water Utilities Total       1,104,375
                                                           -----------
                                       UTILITIES TOTAL      10,399,925

                                  TOTAL COMMON STOCKS
                                (Cost of $211,193,881)     276,908,298

INVESTMENT MANAGEMENT COMPANY - 0.5%

      Japan Smaller Capitalization Fund, Inc. (a)
      (Cost of $984,539)                       150,000       1,620,000
                                                           -----------

SHORT-TERM OBLIGATION - 19.4%                                PAR ($)
----------------------------------------------------------------------
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      02/27/04, due 03/01/04 at 0.930%,
      collateralized by U.S. Treasury Notes
      with maturities to 11/15/06, market
      value $68,540,138 (repurchase
      proceeds $67,196,207)
      (Cost of $67,191,000)                 67,191,000      67,191,000
                                                           -----------


                             TOTAL INVESTMENTS - 99.8%
                            (COST OF $279,369,420) (C)     345,719,298

                OTHER ASSETS & LIABILITIES, NET - 0.2%         781,926

                                     NET ASSETS - 100%     346,501,224


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2004, the value of this security amounted to $2,335,000, which represents 0.7% of net assets.
(c) Cost for both financial statement and federal income tax purposes is the same.

                  ACRONYM                  NAME
                  -------                  ----
                   ADR            American Depositary Receipt
                   GDR             Global Depositary Receipt


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                             COLUMBIA BALANCED FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - 65.9%

CONSUMER DISCRETIONARY - 7.6%

   AUTO COMPONENTS - 0.4%
      Dana Corp.                               102,200       2,186,058
                                                           -----------
                                 Auto Components Total       2,186,058

   HOTELS, RESTAURANTS & LEISURE - 0.5%
      Royal Caribbean Cruises Ltd.              71,850       3,179,363
                                                           -----------
                   Hotels, Restaurants & Leisure Total       3,179,363

   INTERNET & CATALOG RETAIL - 0.4%
      eBay, Inc. (a)                            39,800       2,740,628
                                                           -----------
                       Internet & Catalog Retail Total       2,740,628

   MEDIA - 3.7%
      Comcast Corp., Class A (a)                49,856       1,497,674
      Gannett Co., Inc.                         48,750       4,205,662
      Lamar Advertising Co. (a)                 33,550       1,331,935
      Time Warner, Inc. (a)                    221,300       3,817,425
      Tribune Co.                               81,850       4,087,589
      Viacom, Inc., Class B                     97,600       3,753,696
      Walt Disney Co.                          171,700       4,555,201
                                                           -----------
                                           Media Total      23,249,182

   MULTILINE RETAIL - 2.1%
      Kohl's Corp. (a)                         111,900       5,762,850
      Target Corp.                             161,300       7,090,748
                                                           -----------
                                Multiline Retail Total      12,853,598

   TEXTILES, APPAREL & LUXURY GOODS - 0.5%
      NIKE, Inc., Class B                       44,650       3,270,612
                                                           -----------
                Textiles, Apparel & Luxury Goods Total       3,270,612
                                                           -----------
                          CONSUMER DISCRETIONARY TOTAL      47,479,441

CONSUMER STAPLES - 6.7%

   BEVERAGES - 1.2%
      Constellation Brands, Inc., Class A(a)    33,950       1,076,215
      PepsiCo, Inc.                            123,935       6,432,226
                                                           -----------
                                       Beverages Total       7,508,441
   FOOD & STAPLES RETAILING - 2.8%
      Wal-Mart Stores, Inc.                    294,500      17,540,420
                                                           -----------
                        Food & Staples Retailing Total      17,540,420

   FOOD PRODUCTS - 0.2%
      Hershey Foods Corp.                       17,350       1,438,315
                                                           -----------
                                   Food Products Total       1,438,315

   HOUSEHOLD PRODUCTS - 0.8%
      Colgate-Palmolive Co.                     38,920       2,158,114
      Procter & Gamble Co.                      26,445       2,710,877
                                                           -----------
                              Household Products Total       4,868,991


                                              SHARES        VALUE ($)
----------------------------------------------------------------------

   PERSONAL PRODUCTS - 0.6%
      Alberto-Culver Co., Class B               39,488       1,622,147
      Avon Products, Inc.                       14,600       1,030,760
      Estee Lauder Companies, Inc., Class A     24,600       1,047,960
                                                           -----------
                               Personal Products Total       3,700,867

   TOBACCO - 1.1%
      Altria Group, Inc.                       111,875       6,438,406
                                                           -----------
                                         Tobacco Total       6,438,406
                                                           -----------
                                CONSUMER STAPLES TOTAL      41,495,440

ENERGY - 2.6%

   ENERGY EQUIPMENT & SERVICES - 0.4%
      National-Oilwell, Inc. (a)                41,200       1,224,052
      Schlumberger Ltd.                          9,960         642,320
      Smith International, Inc. (a)             12,880         652,630
                                                           -----------
                     Energy Equipment & Services Total       2,519,002

   OIL & GAS - 2.2%
      Apache Corp.                              20,058         825,788
      ConocoPhillips                            37,750       2,599,842
      Exxon Mobil Corp.                        230,014       9,699,690
      Pioneer Natural Resources Co.             13,450         432,014
                                                           -----------
                                       Oil & Gas Total      13,557,334
                                                           -----------
                                          ENERGY TOTAL      16,076,336

FINANCIALS - 13.4%

   CAPITAL MARKETS - 3.7%
      A.G. Edwards, Inc.                        48,800       1,866,600
      Bank of New York Co., Inc.               118,300       3,903,900
      Goldman Sachs Group, Inc.                 51,650       5,468,186
      J.P. Morgan Chase & Co.                  104,565       4,289,256
      Merrill Lynch & Co., Inc.                105,600       6,463,776
      Morgan Stanley                            14,575         871,002
                                                           -----------
                                 Capital Markets Total      22,862,720

   COMMERCIAL BANKS - 1.6%
      Bank of America Corp. (b)                 15,260       1,250,099
      Bank One Corp.                           136,025       7,342,630
      Wachovia Corp.                            34,850       1,671,754
                                                           -----------
                                Commercial Banks Total      10,264,483

   CONSUMER FINANCE - 1.8%
      American Express Co.                     153,725       8,211,990
      MBNA Corp.                               106,400       2,907,912
                                                           -----------
                                Consumer Finance Total      11,119,902

   DIVERSIFIED FINANCIAL SERVICES - 2.9%
      Ameritrade Holding Corp. (a)              55,700         906,796
      CIT Group, Inc.                           29,300       1,156,471
      Citigroup, Inc.                          317,793      15,972,276
                                                           -----------
                  Diversified Financial Services Total      18,035,543


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                             COLUMBIA BALANCED FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   INSURANCE - 3.0%
      Allstate Corp. (a)                        68,395       3,120,864
      American International Group, Inc.        99,162       7,337,988
      Assurant, Inc. (a)                        68,400       1,760,616
      Chubb Corp.                               41,900       2,974,062
      Prudential Financial, Inc.                70,450       3,268,176
                                                           -----------
                                       Insurance Total      18,461,706

   THRIFTS & MORTGAGE FINANCE - 0.4%
      Fannie Mae                                31,725       2,376,202
                                                           -----------
                      Thrifts & Mortgage Finance Total       2,376,202
                                                           -----------
                                      FINANCIALS TOTAL      83,120,556

HEALTH CARE - 6.9%

   BIOTECHNOLOGY - 0.8%
      Amgen, Inc. (a)                           57,333       3,642,365
      Gilead Sciences, Inc. (a)                 28,250       1,531,432
                                                           -----------
                                   Biotechnology Total       5,173,797

   HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
      Boston Scientific Corp. (a)               55,500       2,267,175
                                                           -----------
                Health Care Equipment & Supplies Total       2,267,175

   HEALTH CARE PROVIDERS & SERVICES - 1.2%
      Aetna, Inc.                               44,300       3,578,997
      Cardinal Health, Inc.                     40,100       2,615,723
      Henry Schein, Inc. (a)                    15,200       1,086,800
                                                           -----------
                Health Care Providers & Services Total       7,281,520

   PHARMACEUTICALS - 4.5%
      Eli Lilly and Co.                         20,250       1,497,285
      Johnson & Johnson                        124,025       6,686,188
      Pfizer, Inc.                             370,940      13,594,951
      Shire Pharmaceuticals PLC, ADR (a)        70,050       2,165,946
      Teva Pharmaceutical Industries
        Ltd., ADR                               62,420       4,057,300
                                                           -----------
                                 Pharmaceuticals Total      28,001,670
                                                           -----------
                                     HEALTH CARE TOTAL      42,724,162

INDUSTRIALS - 9.6%

   AEROSPACE & DEFENSE - 0.4%
      Boeing Co.                                51,600       2,237,892
                                                           -----------
                             Aerospace & Defense Total       2,237,892

   AIR FREIGHT & LOGISTICS - 1.2%
      United Parcel Service, Inc., Class B     102,450       7,236,044
                                                           -----------
                         Air Freight & Logistics Total       7,236,044

   AIRLINES - 0.2%
      AMR Corp. (a)                             62,900         956,080
                                                           -----------
                                        Airlines Total         956,080


                                              SHARES        VALUE ($)
----------------------------------------------------------------------

   COMMERCIAL SERVICES & SUPPLIES - 2.3%
      Allied Waste Industries, Inc. (a)        145,500       1,837,665
      Avery Dennison Corp.                      33,400       2,116,558
      Manpower, Inc.                            65,100       2,913,225
      Republic Services, Inc.                   83,550       2,192,352
      Waste Management, Inc.                   195,675       5,576,738
                                                           -----------
                  Commercial Services & Supplies Total      14,636,538

   ELECTRICAL EQUIPMENT - 0.3%
      Emerson Electric Co.                      34,350       2,146,188
                                                           -----------
                            Electrical Equipment Total       2,146,188

   INDUSTRIAL CONGLOMERATES - 3.0%
      3M Co.                                    54,450       4,248,189
      General Electric Co.                     447,200      14,542,944
                                                           -----------
                        Industrial Conglomerates Total      18,791,133

   MACHINERY - 1.5%
      Caterpillar, Inc.                         39,150       2,965,613
      ITT Industries, Inc.                      57,550       4,345,025
      Pall Corp.                                77,700       2,033,409
                                                           -----------
                                       Machinery Total       9,344,047

   ROAD & RAIL - 0.7%
      Canadian National Railway Co.             69,550       4,118,751
                                                           -----------
                                     Road & Rail Total       4,118,751
                                                           -----------
                                     INDUSTRIALS TOTAL      59,466,673

INFORMATION TECHNOLOGY - 14.0%

   COMMUNICATIONS EQUIPMENT - 2.7%
      Avaya, Inc. (a)                           50,300         862,645
      Cisco Systems, Inc. (a)                  187,660       4,334,946
      Emulex Corp. (a)                          64,135       1,486,649
      Motorola, Inc.                           117,800       2,173,410
      Nortel Networks Corp. (a)                190,100       1,516,998
      QLogic Corp. (a)                          62,800       2,625,040
      QUALCOMM, Inc.                            55,700       3,534,165
                                                           -----------
                        Communications Equipment Total      16,533,853

   COMPUTERS & PERIPHERALS - 1.4%
      Dell, Inc. (a)                            46,800       1,528,020
      International Business Machines Corp.     45,650       4,405,225
      Seagate Technology (a)                   147,500       2,551,750
                                                           -----------
                         Computers & Peripherals Total       8,484,995

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
      Flextronics International Ltd. (a)        76,275       1,380,578
                                                           -----------
              Electronic Equipment & Instruments Total       1,380,578

   INTERNET SOFTWARE & SERVICES - 0.8%
      Check Point Software Technologies
        Ltd. (a)                               107,400       2,472,348
      Yahoo!, Inc. (a)                          59,650       2,648,460
                                                           -----------
                    Internet Software & Services Total       5,120,808


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                             COLUMBIA BALANCED FUND

                                              SHARES        VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   IT SERVICES - 0.2%
      Cognizant Technology Solutions
        Corp. (a)                               33,700       1,598,728
                                                           -----------
                                     IT Services Total       1,598,728

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.7%
      Advanced Micro Devices, Inc. (a)         110,900       1,663,500
      Applied Micro Circuits Corp. (a)         298,200       1,926,372
      Broadcom Corp., Class A (a)               55,700       2,260,306
      Intel Corp.                              149,775       4,377,923
      Linear Technology Corp.                   85,200       3,407,148
      Marvell Technology Group Ltd. (a)         38,975       1,774,532
      Microchip Technology, Inc.                63,500       1,809,750
      National Semiconductor Corp. (a)          55,150       2,170,704
      NVIDIA Corp. (a)                          65,975       1,467,944
      Silicon Laboratories, Inc. (a)            47,800       2,694,486
      Taiwan Semiconductor Manufacturing
        Co., Ltd., ADR (a)                     273,149       2,838,018
      Texas Instruments, Inc.                   52,700       1,615,255
      Xilinx, Inc. (a)                          30,450       1,280,118
                                                           -----------
        Semiconductors & Semiconductor Equipment Total      29,286,056

   SOFTWARE - 4.0%
      Citrix Systems, Inc. (a)                  76,500       1,620,270
      Computer Associates International, Inc.   65,650       1,743,664
      Mercury Interactive Corp. (a)             56,450       2,740,083
      Microsoft Corp.                          439,975      11,659,338
      Oracle Corp. (a)                         313,365       4,036,141
      Symantec Corp. (a)                        47,590       1,957,853
      VERITAS Software Corp. (a)                40,000       1,216,800
                                                           -----------
                                        Software Total      24,974,149
                                                           -----------
                          INFORMATION TECHNOLOGY TOTAL      87,379,167

MATERIALS - 5.1%

   CHEMICALS - 2.2%
      Dow Chemical Co.                         226,950       9,865,516
      Praxair, Inc.                            105,700       3,839,024
                                                           -----------
                                       Chemicals Total      13,704,540

   CONTAINERS & PACKAGING - 0.4%
      Smurfit-Stone Container Corp. (a)        137,300       2,548,288
                                                           -----------
                          Containers & Packaging Total       2,548,288

   METALS & MINING - 1.8%
      Alcan, Inc.                              120,800       5,753,704
      Alcoa, Inc.                              152,200       5,702,934
                                                           -----------
                                 Metals & Mining Total      11,456,638

   PAPER & FOREST PRODUCTS - 0.7%
      International Paper Co.                   92,900       4,111,754
                                                           -----------
                         Paper & Forest Products Total       4,111,754
                                                           -----------
                                       MATERIALS TOTAL      31,821,220

                                  TOTAL COMMON STOCKS
                                (Cost of $336,045,562)     409,562,995


                                              SHARES        VALUE ($)
----------------------------------------------------------------------
PREFERRED STOCK - 1.0%

CONSUMER DISCRETIONARY - 1.0%

   MEDIA - 1.0%
      News Corp., Ltd., ADR
        (Cost of $5,407,999)                   194,525       6,366,803
                                                           -----------

U.S. GOVERNMENT
& AGENCY SECURITIES - 13.7%                   PAR ($)
------------------------------------------------------
   U.S. TREASURY NOTES & BONDS - 1.8%
      U.S. Treasury Bonds:
        6.250% 08/15/23                      3,500,000       4,118,107
        7.250% 05/15/16                      1,135,000       1,449,076
      U.S. Treasury Inflation Index Note,
        3.625% 01/15/08                      1,870,961       2,111,189
      U.S. Treasury Note,
        3.500% 11/15/06                      3,500,000       3,637,403
                                                           -----------
                     U.S. Treasury Notes & Bonds Total      11,315,775

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.2%
        7.000% 10/15/31 - 05/15/32           1,346,884       1,434,922
                                                           -----------
                         Government National Mortgage
                              Association (GNMA) Total       1,434,922

   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - 5.1%
        4.500% 10/15/18 - 12/01/18          25,358,713      25,686,835
        5.000% 01/01/34                      2,068,925       2,073,936
        6.000% 03/01/17 - 08/01/17           3,096,812       3,265,844
        6.500% 05/01/32 - 08/01/32             581,910         612,168
                                                           -----------
                           Federal Home Loan Mortgage
                                   Corp. (FHLMC) Total      31,638,783

   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 1.1%
        5.000% 12/01/17 - 10/01/18           5,436,614       5,588,133
        5.876% 07/01/32 (c)                  1,100,184       1,147,097
                                                           -----------
                            Federal National Mortgage
                              Association (FNMA) Total       6,735,230

   FEDERAL HOUSING ADMINISTRATION (FHA) - 0.2%
      FHA Insured Project,
        Pool #53-43077,
        9.125% 03/25/33                      1,548,594       1,579,565
                                                           -----------
            Federal Housing Administration (FHA) Total       1,579,565

   AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 5.3%
      FHLMC Multiclass Mtg. Partn.
        Ctfs., Gtd.:
        Series 2235, Class VN,
        7.000% 06/15/14                      2,324,539       2,358,167
        Series 2462, Class JE,
        6.500% 11/15/30                      1,810,000       1,876,497


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                             COLUMBIA BALANCED FUND

                                              PAR ($)       VALUE ($)
----------------------------------------------------------------------
U.S. GOVERNMENT
& AGENCY SECURITIES - (CONTINUED)

   AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
        Series 2689, Class PC,
        4.000% 09/15/15                      3,120,000       3,132,585
        Series 2695, Class AT,
        4.000% 10/15/26                      5,300,000       5,392,367
        Series 2695, Class BO,
        4.500% 08/15/28                        720,000         725,467
        Series 2695, Class DB,
        4.000% 09/15/15                      3,100,000       3,136,060
        Series 2695, Class DG,
        4.000% 10/15/18                      3,600,000       3,372,332
        Series 2700, Class PD,
        4.500% 02/15/27                        630,000         644,351
        Series 2702, Class AB,
        4.500% 07/15/27                      1,312,012       1,343,205
      FNMA Gtd. Remic Pass Thru Ctfs.:
        Remic Tr. 2001-55, Class PC,
        6.500% 10/25/31                      3,552,159       3,708,727
        Remic Tr. 2001-56, Class KD,
        6.500% 08/15/31                      1,089,459       1,110,599
        Remic Tr. 2002-8, Class PD,
        6.500% 07/25/30                      3,600,000       3,701,951
        Remic Tr. 2002-27, Class OG,
        6.500% 12/25/30                      1,566,908       1,586,314
        Remic Tr. 2003-87, Class TG,
        4.500% 11/25/14                        630,000         642,278
                                                           -----------
      Agency Collateralized Mortgage Obligations Total      32,730,900
                                                           -----------
                                TOTAL U.S. GOVERNMENT
                                   & AGENCY SECURITIES
                                  (Cost of $83,325,370)     85,435,175

CORPORATE NOTES & BONDS - 13.8%

   INDUSTRIALS - 7.4%
      Acetex Corp.,
        10.875% 08/01/09                        25,000          27,500
      AdvancePCS,
        8.500% 04/01/08                        100,000         109,500
      Airgas, Inc.,
        9.125% 10/01/11                        125,000         140,625
      Alcan, Inc.,
        7.250% 03/15/31                        675,000         809,305
      Allied Waste North America, Inc.,
        10.000% 08/01/09                       250,000         268,125
      Allstate Life Global Funding II,
        2.625% 10/22/06 (d)                  1,000,000       1,006,250
      American Axle & Manufacturing, Inc.,
        9.750% 03/01/09 (d)                    250,000         262,500
      AmerisourceBergen Corp.,
        8.125% 09/01/08                        200,000         222,500
      Anadarko Finance Co.,
        7.500% 05/01/31                      1,250,000       1,508,225


                                              PAR ($)       VALUE ($)
 ----------------------------------------------------------------------
      Anthem, Inc.,
        6.800% 08/01/12                        925,000       1,067,348
      Apogent Technologies, Inc.,
        6.500% 05/15/13                        125,000         130,937
      Arch Western Finance LLC,
        6.750% 07/01/13 (d)                    170,000         178,500
      AT&T Corp.,
        8.750% 11/15/31                        650,000         766,961
      AT&T Wireless Services, Inc.,
        8.750% 03/01/31                        750,000         962,828
      Autonation, Inc.,
        9.000% 08/01/08                         80,000          92,200
      Ball Corp.,
        7.750% 08/01/06                        250,000         270,000
      Boeing Co.,
        6.125% 02/15/33                        850,000         881,765
      British Sky Broadcasting Group,
        7.300% 10/15/06                        100,000         111,144
      Canadian National Railway Co.:
        6.450% 07/15/06 (c)                    300,000         326,418
        7.195% 01/02/16                        891,544       1,076,985
      Canandaigua Brands, Inc.,
        8.500% 03/01/09                        250,000         260,625
      Cascades, Inc.,
        7.250% 02/15/13                        115,000         120,175
      Chesapeake Energy Corp.:
        7.500% 09/15/13                        145,000         156,600
        8.375% 11/01/08                         50,000          54,375
        9.000% 08/15/12                         20,000          23,075
      Cinemark USA, Inc.,
        9.000% 02/01/13                        170,000         191,250
      Coca-Cola Enterprises, Inc.,
        6.750% 01/15/38                      1,045,000       1,192,199
      Comcast Corp.,
        7.050% 03/15/33                        375,000         413,588
      Corrections Corp. of America,
        7.500% 05/01/11 (d)                    100,000         105,000
      Cott Beverages, Inc.,
        8.000% 12/15/11                        250,000         272,500
      Couche-Tard,
        7.500% 12/15/13 (d)                     75,000          80,250
      Cox Enterprises, Inc.,
        8.000% 02/15/07 (d)                    850,000         970,445
      DaimlerChrysler NA Holding Corp.,
        8.500% 01/18/31                        475,000         577,044
      Deutsche Telekom International
        Finance BV,
        8.500% 06/15/10                        525,000         637,865
      Dex Media East LLC,
        12.125% 11/15/12                       100,000         118,000
      Diageo Capital PLC,
        3.375% 03/20/08                      1,100,000       1,111,605
      DirecTV Holdings LLC,
        8.375% 03/15/13                        170,000         193,375
      EchoStar DBS Corp.,
        5.750% 10/01/08 (d)                    150,000         153,000


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                             COLUMBIA BALANCED FUND

                                              PAR ($)       VALUE ($)
----------------------------------------------------------------------
CORPORATE NOTES & BONDS - (CONTINUED)

   INDUSTRIALS - (CONTINUED)
      EquiStar Chemicals LP:
        10.125% 09/01/08                        25,000          27,125
        10.625% 05/01/11                        25,000          27,250
      Ethyl Corp.,
        8.875% 05/01/10                         50,000          54,000
      Extended Stay America, Inc.,
        9.875% 06/15/11                        150,000         167,625
      General Electric Co.,
        5.000% 02/01/13                      2,500,000       2,586,300
      Grant Prideco, Inc.:
        9.000% 12/15/09                        220,000         246,400
        9.625% 12/01/07                         15,000          16,950
      Harrah's Operating Co., Inc.,
        7.875% 12/15/05                        125,000         135,625
      Hasbro, Inc.,
        6.150% 03/15/08                        125,000         133,125
      Houghton Mifflin Co.,
        9.875% 02/01/13                        205,000         223,450
      International Business Machines Corp.,
        5.875% 11/29/32                      1,700,000       1,752,581
      Iron Mountain, Inc.,
        7.750% 01/15/15                        250,000         263,125
      John Deere Capital Corp.,
        3.900% 01/15/08                        550,000         567,143
      K&F Industries, Inc.,
        9.625% 12/15/10                        145,000         161,856
      KB Home,
        8.625% 12/15/08                        250,000         280,625
      Kennametal, Inc.,
      7.200% 06/15/12                           35,000          38,583
      Key Energy Services, Inc.,
        6.375% 05/01/13                        105,000         109,200
      Kroger Co.,
        6.200% 06/15/12                        650,000         715,995
      L-3 Communications Corp.,
        7.625% 06/15/12                        200,000         222,000
      Lamar Media Corp.,
        7.250% 01/01/13                        225,000         243,000
      Lear Corp.,
        7.960% 05/15/05                        250,000         266,250
      LIN Television Corp.,
        6.500% 05/15/13                        125,000         127,500
      Lockheed Martin Corp.,
        8.500% 12/01/29                        700,000         938,721
      Lowe's Companies, Inc.,
        6.500% 03/15/29                        700,000         782,705
      MacDermid, Inc.,
        9.125% 07/15/11                         50,000          56,125
      Marathon Oil Corp.,
        6.800% 03/15/32                        975,000       1,086,579
      MGM Mirage, Inc.,
        9.750% 06/01/07                        235,000         270,250
      Nalco Co.,
        7.750% 11/15/11 (d)                     75,000          78,375


                                              PAR ($)         VALUE ($)
------------------------------------------------------------------------
      Newell Rubbermaid, Inc.,
        4.000% 05/01/10                        950,000         932,092
      Nextel Communications, Inc.:
        7.375% 08/01/15                        275,000         296,312
        9.375% 11/15/09                         25,000          27,000
        9.500% 02/01/11                         10,000          11,225
      Occidental Petroleum Corp.,
        4.250% 03/15/10                        775,000         790,237
      Offshore Logistics, Inc.,
        6.125% 06/15/13                        205,000         200,900
      Omnicare, Inc.,
        8.125% 03/15/11                        175,000         192,937
      Owens-Illinois, Inc.,
        7.350% 05/15/08                        150,000         149,625
      Park Place Entertainment Corp.,
        9.375% 02/15/07                        250,000         280,000
      Peabody Energy Corp.,
        6.875% 03/15/13                        175,000         186,375
      PepsiAmericas, Inc.,
        3.875% 09/12/07                      1,450,000       1,501,083
      Pride International, Inc.,
        9.375% 05/01/07                        120,000         123,000
      Province Healthcare Co.,
        7.500% 06/01/13                        125,000         128,437
      R.H. Donnelley Financial Corp.,
        10.875% 12/15/12 (d)                   215,000         254,775
      Rogers Cable, Inc.:
        6.250% 06/15/13                         50,000          52,086
        7.875% 05/01/12                        185,000         211,409
      Royal Caribbean Cruises Ltd.,
        6.875% 12/01/13                         50,000          51,750
      Russel Metals, Inc.,
        6.375% 03/01/14 (d)                     15,000          15,055
      Scotts Co.,
        6.625% 11/15/13 (d)                     70,000          72,450
      Select Medical Corp.,
        9.500% 06/15/09                        200,000         220,500
      Silgan Holdings, Inc.,
        6.750% 11/15/13 (d)                    140,000         142,800
      Sinclair Broadcasting Group, Inc.,
        8.000% 03/15/12                        220,000         237,600
      Six Flags, Inc.:
        9.500% 02/01/09                         25,000          26,187
        9.625% 06/01/14 (d)                     50,000          52,625
      Smurfit-Stone Container Corp.:
        8.250% 10/01/12                         55,000          59,400
        8.375% 06/01/12                         25,000          26,937
        9.750% 02/01/11                         35,000          39,025
      Speedway Motorsports, Inc.,
        6.750% 06/01/13                        100,000         104,250
      Starwood Hotels & Resorts Worldwide, Inc.,
        7.375% 05/01/07                        100,000         107,750
      Station Casinos, Inc.,
        6.875% 03/01/16 (d)                    240,000         242,400
      Suburban Propane Partners,
        6.875% 12/15/13 (d)                     70,000          71,837
      Sun International Hotels,
        8.875% 08/15/11                         15,000          16,537


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                             COLUMBIA BALANCED FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
CORPORATE NOTES & BONDS - (CONTINUED)

   INDUSTRIALS - (CONTINUED)
      Synagro Technologies, Inc.,
        9.500% 04/01/09                         50,000          54,250
      TCI Communications, Inc.,
        7.250% 08/01/05                        685,000         735,621
      Teekay Shipping Corp.,
        8.875% 07/15/11                        200,000         228,000
      Time Warner, Inc.,
        6.625% 05/15/29                        875,000         912,249
      Toll Corp.,
        8.250% 12/01/11                        175,000         194,250
      TransDigm, Inc.,
        8.375% 07/15/11                        125,000         131,875
      Triad Hospitals, Inc.,
        8.750% 05/01/09                        200,000         219,000
      Union Pacific Corp.,
        3.875% 02/15/09                      1,000,000       1,010,610
      United Technologies Corp.,
        6.500% 06/01/09                      1,685,000       1,924,489
      Universal Compression, Inc.,
        7.250% 05/15/10                         65,000          68,900
      Verizon Global Funding Corp.,
        7.750% 12/01/30                      1,200,000       1,445,676
      Viacom, Inc.,
        5.500% 05/15/33                        425,000         410,291
      Vintage Petroleum, Inc.,
        7.875% 05/15/11                         25,000          26,500
      Wal-Mart Stores, Inc.,
        4.125% 02/15/11                      1,000,000       1,009,200
      Waste Management, Inc.,
        7.375% 08/01/10                        825,000         964,870
      Westinghouse Air Brake Technology,
        6.875% 07/31/13                         80,000          84,400
      Westport Resources Corp.,
        8.250% 11/01/11                        265,000         292,825
      Wyeth,
        5.500% 02/01/14                        700,000         729,491
      XTO Energy, Inc.,
        7.500% 04/15/12                        200,000         233,500
      Yum! Brands, Inc.,
        8.500% 04/15/06                        250,000         277,500
                                                           -----------
                                     Industrials Total      46,207,143

   FINANCIALS - 4.5%
      American General Finance Corp.,
        5.375% 09/01/09                        475,000         513,551
      Bank of America Corp.,
        7.800% 02/15/10 (b)                  2,225,000       2,664,193
      Bank One Corp.,
        2.625% 06/30/08                      1,300,000       1,269,216
      CIT Group, Inc.,
        7.250% 08/15/05                        890,000         959,491
      Citigroup, Inc.,
        7.250% 10/01/10                      1,565,000       1,845,213
      Countrywide Home Loans, Inc.,
        2.875% 02/15/07                        600,000         602,640
      Ford Motor Credit Co.,
        7.375% 10/28/09                      2,005,000       2,196,999
      General Motors Acceptance Corp.,
        7.750% 01/19/10                      1,550,000       1,755,003


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
      Goldman Sachs Group, Inc.,
        6.345% 02/15/34                        745,000         751,966
      Group 1 Automotive, Inc.,
        8.250% 08/15/13                         35,000          38,325
      Health Care Property Investors, Inc.,
        6.450% 06/25/12                        850,000         946,075
      Health Care REIT, Inc.,
        7.500% 08/15/07                        150,000         168,200
      Household Finance Corp.,
        6.400% 06/17/08                      1,250,000       1,402,450
      iStar Financial, Inc.:
        6.000% 12/15/10                         75,000          77,625
        7.000% 03/15/08                         25,000          26,875
        8.750% 08/15/08                         50,000          56,625
      J.P. Morgan Chase & Co.,
        5.750% 01/02/13                        800,000         861,008
      Lehman Brothers Holdings, Inc.,
        4.000% 01/22/08                        800,000         825,104
      Merrill Lynch & Co., Inc.,
        4.125% 01/15/09                      1,000,000       1,025,670
      Morgan Stanley:
        4.250% 05/15/10                        375,000         381,214
        6.100% 04/15/06                        700,000         757,673
      SLM Corp.,
        5.125% 08/27/12                      1,900,000       1,963,403
      US Bank NA,
        6.375% 08/01/11                      2,050,000       2,320,969
      Wachovia Corp.,
        3.500% 08/15/08                      2,100,000       2,123,709
      Washington Mutual, Inc.,
        5.625% 01/15/07                      1,275,000       1,376,248
      Wells Fargo & Co.,
        5.900% 05/21/06                      1,090,000       1,177,756
                                                           -----------
                                      Financials Total      28,087,201

   UTILITIES - 0.7%
      Centerpoint Energy Houston,
        5.750% 01/15/14                      1,050,000       1,110,301
      Dominion Resources, Inc.,
        2.800% 02/15/05                      1,250,000       1,263,762
      Kinder Morgan Energy Partners LP,
        8.000% 03/15/05                      1,475,000       1,566,258
      Pogo Producing Co.,
        8.250% 04/15/11                         30,000          33,750
      Sprint Capital Corp.,
        6.875% 11/15/28                        450,000         461,848
                                                           -----------
                                       Utilities Total       4,435,919

   INTERNATIONAL - 1.2%
      Ontario Province,
        3.500% 09/17/07                      2,200,000       2,255,374
      Quebec Province,
        6.500% 01/17/06                      2,100,000       2,274,426
      Republic of Italy,
        2.500% 03/31/06                      1,300,000       1,314,716
      United Mexican States,
        8.000% 09/24/22                      1,150,000       1,296,625
                                                           -----------
                                   International Total       7,141,141
                                                           -----------
                         TOTAL CORPORATE NOTES & BONDS
                                 (Cost of $80,970,319)      85,871,404


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                             COLUMBIA BALANCED FUND

                                              PAR ($)        VALUE ($)
 ----------------------------------------------------------------------
OTHER SECURITIZED LOANS - 4.4%

   ASSET-BACKED SECURITIES - 1.1%
      Cityscape Home Equity Loan Trust:
        Series 1997-B, Class A7,
        7.410% 05/25/28                      1,146,204       1,145,714
        Series 1997-4, Class A4,
        7.440% 10/25/18 (c)                    966,135         971,613
      First Alliance Mortgage Trust,
        Series 1996-1, Class A1,
        7.340% 06/20/27                        257,661         258,512
      IMC Home Equity Loan Trust:
        Series 1997-3, Class A6,
        7.520% 08/20/28                        734,889         736,506
        Series 1997-5, Class A9,
        7.310% 11/20/28                      1,689,694       1,737,681
      Salomon Brothers Mortgage
        Securities VII,
        Series 1998-AQ1, Class A5,
        7.150% 06/25/28                      1,891,840       1,899,029
                                                           -----------
                         Asset-Backed Securities Total       6,749,055

   COLLATERALIZED MORTGAGE OBLIGATIONS - 2.3%
      Bear Stearns Asset-Backed Securities, Inc.,
        Series 2003-AC7, Class A1,
         5.000% 01/25/34 (c)                 3,139,517       3,256,904
      Bear Stearns Mortgage Securities, Inc.,
        Series 1996-2, Class A1,
        0.650% 01/28/25 (c)                    275,923         274,177
      Countrywide Alternative Loan Trust,
        Series 2004-2CB, Class 1A4,
        1.490% 03/25/34 (c)                  5,975,931       5,975,931
      First Nationwide Trust,
        Series 2000-1, Class IIA3,
        8.000% 10/25/30                      1,686,671       1,713,877
      SACO I, Inc.,
        Series 1995-1, Class A,
        15.594% 09/25/24 (c)                    45,422          45,422
      Structured Asset Securities Corp:
        Series 2003-14, Class 1A3,
        5.500% 05/25/33                      1,421,838       1,457,299
        Series 2003-21, Class 1A3,
        5.500% 07/25/33                      1,797,952       1,855,079
                                                           -----------
             Collateralized Mortgage Obligations Total      14,578,689

   COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.0%
      GMAC Commercial Mortgage Asset Corp.,
        Series 2001-FLAA, Class B1,
        1.593% 06/15/13 (c)(d)               1,164,107       1,163,862
      Nationslink Funding Corp.,
        Series 1999-SL, Class A5,
        6.888% 05/10/07                      4,380,000       4,936,041
                                                           -----------
           Commercial Mortgage-Backed Securities Total       6,099,903

                         TOTAL OTHER SECURITIZED LOANS
                                 (Cost of $26,613,544)      27,427,647


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 2.1%
   U.S. TREASURY BILL - 0.5%

      1.000% 05/06/04                        2,800,000       2,795,534
                                                           -----------
   REPURCHASE AGREEMENT - 1.6%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      02/27/04, due 03/01/04 at 0.930%,
      collateralized by a U.S. Treasury
      Bill maturing 06/10/04, market
      value $10,254,300 (repurchase
      proceeds $10,051,779)                 10,051,000      10,051,000
                                                           -----------

                          TOTAL SHORT-TERM OBLIGATIONS
                                 (Cost of $12,846,534)      12,846,534
                                                           -----------


                            TOTAL INVESTMENTS - 100.9%
                            (COST OF $545,209,328) (e)     627,510,558

              OTHER ASSETS & LIABILITIES, NET - (0.9)%      (5,425,404)

                                   NET ASSETS - 100.0%     622,085,154


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Investments in affiliates during the six months ended February 29, 2004:

    Security Name: Bank of America Corp. (As a result of a merger effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor.)

    Shares as of 08/31/03:                      110,610
    Shares sold:                                (95,350)
    Shares as of 02/29/04:                       15,260
    Net realized gain or loss:               $2,860,757
    Dividend income earned:                  $  120,416
    Value at end of period:                  $1,250,099

    Par as of 08/31/03:                      $2,225,000
    Par as of 02/29/04:                      $2,225,000
    Net realized gain or loss:               $       --
    Interest income earned:                  $   86,775
    Value at end of period:                  $2,664,193

(c) Variable rate security. The rate reported is the rate in effect at February 29, 2004.
(d) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2004, the value of these securities amounted to $4,850,124, which represents 0.8% of net assets.
(e) Cost for federal income tax purposes is $545,501,760.

                 ACRONYM                      NAME
                 -------                      ----
                   ADR            American Depositary Receipt


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                      COLUMBIA SHORT TERM BOND FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
U.S. GOVERNMENT
& AGENCY SECURITIES - 18.4%

   U.S. TREASURY NOTES & BONDS - 1.1%
       U.S. Treasury Inflation Index Notes,
        3.625% 01/15/08                      5,162,256       5,825,079
                                                           -----------
                     U.S. Treasury Notes & Bonds Total       5,825,079

   U.S. AGENCY BONDS - 0.3%
      Federal Home Loan Bank,
        3.875% 12/15/04 (a)                    400,000         408,492
      Morocco Government AID Bond,
        1.218% 05/01/23 (b)                    487,500         480,188
      Small Business Administration,
        1.625% 06/25/22 (b)                    618,628         619,363
                                                           -----------
                               U.S. Agency Bonds Total       1,508,043

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.4%
        6.500% 09/15/13-07/15/32             1,640,833       1,737,614
        7.000% 11/15/13-08/15/29               530,531         567,852
                                                           -----------
                         Government National Mortgage
                              Association (GNMA) Total       2,305,466

   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - 7.6%
        4.500% 08/01/18-12/01/18            27,804,687      28,115,338
        5.000% 08/01/33                      1,937,123       1,941,909
        5.500% 05/01/17-12/01/17             8,619,446       8,988,194
        6.000% 10/01/06-08/01/17             1,447,119       1,520,288
        7.000% 05/01/19                          1,029           1,070
        7.500% 09/01/15                        286,816         307,368
        8.500% 07/01/30                        246,406         266,292
                                                           -----------
                      Federal Home Loan Mortgage Corp.
                                         (FHLMC) Total      41,140,459

   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 1.8%
        5.500% 02/01/18                      4,687,158       4,888,340
        6.000% 03/01/09-05/01/17             3,412,207       3,570,437
        6.500% 03/01/12-07/01/32               190,874         202,494
        7.500% 08/01/15                        240,103         258,026
        8.000% 05/01/05-07/01/31               694,236         750,522
                                                           -----------
                Federal National Mortgage Association
                                          (FNMA) Total       9,669,819

   AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 7.2%
      FHLMC:
        Series 2387, Class D,
        5.500% 12/15/26                        106,225         106,349
        Series 2500, Class PE,
        6.000% 06/15/31                      1,430,000       1,484,341
        Series 2617, Class UA,
        3.000% 06/15/09                      4,250,000       4,300,366
        Series 2695, Class AT,
        4.000% 10/15/26                      7,670,000       7,803,671
        Series 2695, Class DB,
        4.000% 09/15/15                      3,980,000       4,026,297
        Multi-class Mtg. Partn. Ctfs., Gtd.:
        Series 1138, Class G,
        8.500% 09/15/06                         70,865          70,884


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
        Series 1283, Class K,
        7.000% 06/15/22                        387,757         398,478
        Series 1558, Class C,
        5.500% 12/15/26                        190,791         193,775
      FNMA:
        Series 2001-34, Class AE,
        6.000% 07/25/29                        801,526         808,688
        Series 2001-55, Class PC,
        6.500% 10/25/31                      1,325,953       1,384,397
        Series 2002-42, Class A,
        6.000% 01/25/16                        810,588         827,441
        Series 2002-95, Class EB,
        5.000% 04/25/31                      8,577,467       8,767,517
        Series 2003-92, Class FA,
        1.640% 09/25/18 (b)                  5,884,753       5,885,584
        Gtd. Remic Pass Thru Ctfs.:
        Remic Tr. 1991-146, Class Z,
        8.000% 10/25/06                         28,008          29,594
        Remic Tr. 1993-92, Class C,
        (c) 05/25/23                         1,295,000         981,197
        Remic Tr. 1998-36, Class GA,
        6.000% 12/18/27                        973,602         989,730
      GNMA, Gtd. Remic Pass Thru Ctfs.:
        Remic Tr. 1997-7, Class PC,
        5.000% 05/16/27                      1,224,807       1,243,352
        Remic Tr. 2002-40, Class UL,
        6.500% 11/20/31                         30,000          30,868
                                                           -----------
                       Agency Collateralized Mortgage
                                     Obligations Total      39,332,529
                                                           -----------
                                 TOTAL U.S. GOVERNMENT
                                   & AGENCY SECURITIES
                                  (Cost of $98,430,581)     99,781,395

CORPORATE NOTES & BONDS - 39.5%

   INDUSTRIAL - 17.3%
      Alcan, Inc.
        1.580% 12/08/05 (b)(d)               3,500,000       3,500,035
      Anthem, Inc.,
        4.875% 08/01/05                      2,225,000       2,322,700
      AOL Time Warner, Inc.,
        6.125% 04/15/06                      2,460,000       2,655,422
      AT&T Corp.,
        6.000% 03/15/09                      1,650,000       1,779,954
      AT&T Wireless Services, Inc.
        7.500% 05/01/07                      1,970,000       2,233,015
      Bell Atlantic Financial Services, Inc.
        7.600% 03/15/07                        600,000         681,570
      Boeing, Inc.,
        8.100% 11/15/06                      1,820,000       2,076,784
      Bottling Group LLC,
        2.450% 10/16/06                      4,300,000       4,309,675
      Canadian National Railway Co.,
        6.450% 07/15/06                        460,000         500,508
      Caterpillar Financial Services Corp.,
        2.500% 10/03/06                      5,000,000       5,026,100


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                      COLUMBIA SHORT TERM BOND FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
CORPORATE NOTES & BONDS - (CONTINUED)

   INDUSTRIALS - (CONTINUED)
      ChevronTexaco Capital Co.,
        3.500% 09/17/07                      3,350,000       3,440,082
      Coca-Cola Enterprises, Inc.,
        8.000% 01/04/05                        650,000         686,153
      Colgate-Palmolive Co.,
        1.245% 08/16/04 (b)                  3,000,000       3,000,000
      Conoco, Inc.,
        5.900% 04/15/04                        150,000         150,815
      ConocoPhillips,
        8.500% 05/25/05                      3,165,000       3,431,683
      Costco Wholesale Corp.,
        5.500% 03/15/07                        640,000         693,670
      Cox Enterprises, Inc.,
        8.000% 02/15/07 (d)                  1,300,000       1,484,210
      CSX Corp.,
        6.460% 06/22/05                      2,250,000       2,382,165
      DaimlerChrysler NA Holding Corp.,
        4.750% 01/15/08                      1,575,000       1,626,818
      Devon Energy Corp.
        2.750% 08/01/06                      2,825,000       2,836,893
      Fortune Brands, Inc.,
        2.875% 12/01/06                      3,275,000       3,316,134
      Gannett Co., Inc.,
        4.950% 04/01/05                      2,000,000       2,074,180
      General Mills, Inc.,
        2.625% 10/24/06                      2,800,000       2,801,820
      GTE Southwest, Inc.,
        6.000% 01/15/06                      3,725,000       3,992,157
      Honeywell International, Inc.,
        5.125% 11/01/06                      3,120,000       3,333,782
      International Business Machines Corp.:
        2.375% 11/01/06                      2,900,000       2,908,642
        4.250% 09/15/09                        600,000         623,748
      Jones Intercable, Inc.,
        7.625% 04/15/08                      1,875,000       2,160,075
      Kellogg Co.,
        6.000% 04/01/06                      1,250,000       1,346,050
      Kroger Co.,
        7.650% 04/15/07                      1,585,000       1,796,772
      Lockheed Martin Corp.,
        7.700% 06/15/08                        990,000       1,161,933
      Lowe's Companies, Inc.,
        7.500% 12/15/05                      1,675,000       1,842,098
      Marathon Oil Corp.,
        5.375% 06/01/07                      2,725,000       2,924,606
      Newell Rubbermaid, Inc.,
        2.000% 05/01/05                      3,725,000       3,722,542
      Procter & Gamble Co.,
        4.750% 06/15/07                        725,000         773,336
      Target Corp.,
        5.950% 05/15/06                      1,000,000       1,082,710


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
      Union Pacific Corp.,
        3.875% 02/15/09                      1,825,000       1,844,363
      United Technologies Corp.,
        4.875% 11/01/06                      2,475,000       2,636,519
      USA Waste Services, Inc.,
        7.125% 10/01/07                      2,430,000       2,740,408
      Wal-Mart Stores, Inc.,
        4.125% 02/15/11                      1,000,000       1,009,200
      WellPoint Health Networks, Inc.,
        6.375% 06/15/06                      2,350,000       2,561,970
      Wyeth,
        4.125% 03/01/08                      2,100,000       2,199,477
                                                           -----------
                                      Industrial Total      93,670,774

   FINANCIAL - 18.0%
      Allstate Financial Global Fund II,
        2.625% 10/22/06 (d)                  2,950,000       2,968,438
      American Express Credit Corp.,
        3.000% 05/16/08                      4,000,000       3,977,160
      American General Finance Corp.,
        3.000% 11/15/06                      4,500,000       4,552,605
      Bank of America Corp.,
        6.625% 10/15/07 (e)                  5,075,000       5,710,289
      Bank One Corp.,
        2.625% 06/30/08                      3,100,000       3,026,592
      Bear Stearns Co., Inc.,
        6.500% 05/01/06                      2,600,000       2,836,964
      CIT Group, Inc.:
        7.250% 08/15/05                        125,000         134,760
        7.625% 08/16/05                      1,065,000       1,153,725
      Citigroup, Inc.,
        6.750% 12/01/05                      2,700,000       2,936,628
      Countrywide Home Loans, Inc.:
        2.875% 02/15/07                        500,000         502,200
        5.250% 06/15/04                      1,175,000       1,188,160
      Credit Suisse First Boston USA, Inc.,
        5.750% 04/15/07                      2,375,000       2,589,391
      Equitable Companies,
        9.000% 12/15/04                      2,925,000       3,096,083
      Fifth Third Bank,
        2.700% 01/30/07                      2,075,000       2,091,144
      Ford Motor Credit Co.,
        7.375% 10/28/09                      5,425,000       5,944,498
      General Electric Capital Corp.,
        7.250% 05/03/04                        515,000         520,315
      General Motors Acceptance Corp.,
        7.750% 01/19/10                      4,000,000       4,529,040
      Goldman Sachs Group, Inc.,
        4.125% 01/15/08                      2,560,000       2,654,336
      Health Care Property Investors, Inc.,
        6.875% 06/08/05                      2,075,000       2,184,145
      Household Finance Corp.,
        6.400% 06/17/08                      3,225,000       3,618,321
      J.P. Morgan Chase & Co.,
        3.125% 12/11/06                      4,000,000       4,064,440


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                      COLUMBIA SHORT TERM BOND FUND


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
CORPORATE NOTES & BONDS - (CONTINUED)

   FINANCIAL - (CONTINUED)
      Lehman Brothers Holdings, Inc.:
        4.000% 01/22/08                      2,500,000       2,578,450
        8.750% 03/15/05                        500,000         536,710
      Merrill Lynch & Co., Inc.,
        2.470% 03/10/06                      2,460,000       2,484,280
      Morgan Stanley,
        6.100% 04/15/06                      2,500,000       2,705,975
      Security Capital Group, Inc.,
        7.150% 06/15/07                      6,315,000       7,147,633
      U.S. Bancorp,
        3.125% 03/15/08                      5,750,000       5,765,065
      USA Education, Inc.,
        5.625% 04/10/07                      4,000,000       4,344,840
      Wachovia Corp.,
        4.950% 11/01/06                      3,300,000       3,519,186
      Washington Mutual, Inc.,
        5.625% 01/15/07                      2,600,000       2,806,466
      Wells Fargo & Co.,
        5.900% 05/21/06                      5,200,000       5,618,652
                                                           -----------
                                       Financial Total      97,786,491

   UTILITIES - 1.6%
      Deutsche Telekom International
        Finance BV,
        8.500% 06/15/10                      1,450,000       1,761,721
      Dominion Resources, Inc.,
        2.800% 02/15/05                      2,050,000       2,072,571
      FPL Group Capital, Inc.,
        6.875% 06/01/04                        250,000         253,175
      Kinder Morgan Energy Partners LP,
        8.000% 03/15/05                        915,000         971,611
      Sprint Capital Corp.,
        6.375% 05/01/09                      1,250,000       1,375,175
      TCI Communications, Inc.,
        7.250% 08/01/05                      1,125,000       1,208,138
      Virginia Electric & Power Co.,
        5.375% 02/01/07                      1,200,000       1,284,444
                                                           -----------
                                       Utilities Total       8,926,835

   INTERNATIONAL - 2.6%
      Canadian Government Bond,
        6.750% 08/28/06                      1,000,000       1,113,130
      Province of Ontario,
        3.500% 09/17/07                      3,500,000       3,588,095
      Quebec Province:
        5.500% 04/11/06                      4,125,000       4,396,260
        6.500% 01/17/06                      1,100,000       1,191,366
      Republic of Italy,
        2.500% 03/31/06                      1,950,000       1,972,074
      United Mexican States,
        4.625% 10/08/08                      2,000,000       2,048,000
                                                           -----------
                                   International Total      14,308,925
                                                           -----------
                         TOTAL CORPORATE NOTES & BONDS
                                 (Cost of $211,005,218)    214,693,025


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
OTHER SECURITIZED LOANS - 34.8%

   ASSET-BACKED SECURITIES - 13.7%
      Americredit Automobile Receivables Trust:
        Series 2000-1, Class B,
        7.160% 09/05/05                      1,525,683       1,550,659
        Series 2001-B, Class A4,
        5.370% 06/12/08                        919,707         949,534
      Chase Manhattan Auto Owner Trust,
        Series 2000-A, Class A4,
        6.260% 06/15/07                      1,212,900       1,242,082
      Cityscape Home Equity Loan Trust,
        Series 1997-C, Class A3,
        7.380% 07/25/28                         16,046          16,080
      Ford Credit Auto Owner Trust,
        Series 2002-B, Class A3A,
        4.140% 12/15/05                      2,160,425       2,183,196
      Harley Davidson Motorcycle Trust,
        Series 2002-2, Class A2,
        3.090% 06/15/10                      1,525,000       1,562,668
      Honda Auto Receivables Owner Trust:
        Series 2001-2, Class A4,
        5.090% 10/18/06                      2,750,000       2,772,770
        Series 2002-3, Class A3,
        3.000% 05/18/06                      5,049,198       5,099,791
      IMC Home Equity Loan Trust:
        Series 1995-3, Class A5,
        7.500% 04/25/26                      1,254,825       1,254,544
        Series 1997-3, Class A6,
        7.520% 08/20/28                        437,994         438,958
        Series 1997-3, Class A7,
        7.080% 08/20/28                        227,268         227,759
      Keycorp Student Loan Trust:
        Series 1997-1, Class A2,
        1.827% 01/27/23 (d)                  4,317,500       4,375,424
        Series 2003-A, Class 2A2,
        1.434% 10/25/25 (b)                 11,580,000      11,621,920
      Money Store Home Equity Trust,
        Series 1998-A, Class AF7,
        6.870% 04/15/39                      2,000,000       2,039,640
      Nissan Auto Receivables Owner Trust,
        Series 2002-B, Class A4,
        4.600% 09/17/07                      2,500,000       2,587,275
      Residential Asset Mortgage Products,
        Series 2003-RS8, Class AII8,
        1.430% 09/25/33                      3,688,806       3,694,118
      Residential Funding Mortgage
        Securities I, Inc., Series 2003-HS3,
        Class A2B,
        1.430% 08/25/33                        257,710         257,964
      SLM Student Loan Trust:
        Series 1996-1, Class CTFS,
        1.927% 07/25/11 (b)                  5,500,000       5,555,990
        Series 1996-4, Class CTFS,
        1.877% 07/25/11 (b)                  6,030,000       6,036,271
        Series 1997-2, Class A2,
        1.487% 01/25/10 (b)                  1,671,747       1,672,301


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                      COLUMBIA SHORT TERM BOND FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
OTHER SECURITIZED LOANS - (CONTINUED)

   ASSET-BACKED SECURITIES - (CONTINUED)
        Series 1997-4, Class CTFS,
        1.947% 01/25/13 (b)                  8,950,000       9,070,266
        Series 2001-2, Class A1T,
        1.717% 07/27/09 (b)                  6,848,069       6,865,121
      Toyota Auto Receivables Owner Trust,
        Series 2001-C, Class A4,
        4.720% 09/15/08                      1,675,000       1,715,853
      University Support Services Inc.,
        Series 1995-A, Class A,
        1.370% 09/20/15                      1,957,638       1,979,133
                                                           -----------
                         Asset-Backed Securities Total      74,769,317

   COLLATERALIZED MORTGAGE OBLIGATIONS - 20.3%
      ABN Amro Mortgage Corp.,
        Series 2002-1, Class IA2,
        6.500% 02/25/32                      8,653,502       8,737,692
      Advanta Mortgage Loan Trust,
        Series 1999-3, Class A4,
        7.750% 10/25/26                        275,850         286,332
      Amersco Residential Securities
        Mortgage Loan & Trust:
        Series 1997-2, Class A9,
        1.350% 06/25/27                        175,932         175,969
        Series 1998-3, Class A7
        1.330% 07/25/28                        329,355         330,488
      Bank of America Mortgage Securities,
        Series 2003-1, Class 2A2,
        5.250% 02/25/18 (e)                  3,383,499       3,444,199
      Bear Stearns Asset-Backed Securities, Inc.:
        Series 2002-AC5, Class 2A4,
        5.625% 11/25/32                        344,319         344,560
        Series 2003-AC2, Class A3,
        3.500% 06/25/33                      5,611,987       5,603,007
      Countrywide Home Loans, Inc.:
        Series 1999-A1, Class A1,
        6.750% 03/25/29                         65,092          65,337
        Series 2002-32, Class 2A3,
        5.000% 01/25/18                      2,246,831       2,263,907
        Series 2002-J5, Class 1A1,
        5.750% 01/25/33                        491,969         502,290
        Series 2003-J7, Class 4A2,
        1.490% 08/25/18 (b)                 12,537,615      12,457,750
        Series 2004-2CB, Class 1A4,
        1.490% 03/25/34                      1,238,792       1,238,792
        Series 2004-J2, Class A2,
        1.610% 03/25/34                     10,600,000      10,616,960
      First Horizon Mortgage Pass-Through Trust:
        Series 2003-2, Class 2A1,
        1.590% 03/25/18 (b)                 10,722,026      10,780,890
        Series 2003-4, Class 2A2,
        1.590% 06/25/18 (b)                  3,170,783       3,184,861
      GMAC Mortgage Corp. Loan Trust,
        Series 2003-J3, Class A1,
        1.590% 05/25/18 (b)                  6,167,358       6,167,359
      Ocwen Residential MBS Corp.,
        Series 1998-R1, Class A1,
        7.000% 10/25/40 (d)                    334,817         348,364


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
      PNC Mortgage Securities Corp.:
        Series 1996-PR1, Class A,
        (c) 04/28/27 (b)(d)                     71,344          69,203
        Series 1998-12, Class 4A5,
        6.475% 01/25/29                         11,084          11,121
        Series 1998-14, Class 2A1,
        6.250% 01/25/14                      1,633,609       1,676,998
      Residential Accredited Loans, Inc.,
        Series 2002-QS9, Class A1,
        1.690% 07/25/32 (b)                    364,292         364,547
      Residential Asset Securitization Trust:
        Series 2002-A14J, Class A14,
        6.000% 01/25/33                      1,566,527       1,621,455
        Series 2003-A15, Class 1A2,
        1.540% 02/25/34                     11,350,116      11,337,548
      Residential Funding Mortgage
        Securities I, Inc.:
        Series 1999-S25, Class A1,
        6.750% 12/25/14                        246,016         246,811
        Series 2002-S16, Class A7,
        5.500% 10/25/17                      1,334,676       1,347,756
        Series 2003-S14, Class A5,
        1.490% 07/25/18                     11,872,055      11,826,703
      SACO I, Inc.,
        Series 1997-2, Class 1A5,
        7.000% 08/25/36 (d)                  1,280,629       1,312,645
      Structured Asset Securities Corp.:
        Series 2002-17, Class 1A3,
        6.000% 09/25/32                      1,220,753       1,234,230
        Series 2003-14, Class 1A3,
        5.500% 05/25/33                        710,919         728,650
      Washington Mutual Mortgage Securities Corp.:
        Series 2002-MS7, Class 1A14,
        6.000% 11/25/32                      1,172,290       1,172,044
        Series 2003-MS5, Class 1A4,
        1.590% 03/25/18 (b)                  5,729,686       5,761,830
        Series 2003-S4, Class 1A3,
        1.590% 06/25/18 (b)                  4,600,457       4,626,541
      Wells Fargo Mortgage-Backed Securities Trust,
        Series 2002-D, Class 1A1,
        5.500% 08/25/32                        370,947         380,736
             Collateralized Mortgage Obligations Total     110,267,575

   COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.8%
      GMAC Commercial Mortgage Asset Corp.,
        Series 2001-FLAA, Class B1,
        1.594% 06/15/13 (b)(d)               1,492,173       1,491,860
      Merrill Lynch Mortgage Investors, Inc.,
        Series 1996-C1, Class A3,
        7.420% 04/25/28                        300,115         310,700
      Nationslink Funding Corp.,
        Series 1999-SL, Class A5,
        6.888% 11/10/30                      2,260,000       2,546,907
                                                           -----------
           Commercial Mortgage-Backed Securities Total       4,349,467
                                                           -----------
                         TOTAL OTHER SECURITIZED LOANS
                                 (Cost of $189,141,224)    189,386,359


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                      COLUMBIA SHORT TERM BOND FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 6.6%

   U.S. TREASURY BILL - 2.8%
        0.860% 05/06/04                     15,275,000      15,250,916
                                                           -----------
   REPURCHASE AGREEMENT - 3.8%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      02/27/04, due 03/01/04 at 0.930%,
      collateralized by U.S. Treasury
      Notes with various maturities
      to 08/15/13, market value
      $21,313,594 (repurchase
      proceeds $20,893,619)                 20,892,000      20,892,000
                                                           -----------
                          TOTAL SHORT-TERM OBLIGATIONS
                                 (Cost of $36,142,916)      36,142,916
                                                           -----------


                             TOTAL INVESTMENTS - 99.3%
                             (COST OF $534,719,939)(f)     540,003,695

                OTHER ASSETS & LIABILITIES, NET - 0.7%       3,480,576

                                  NET ASSETS - 100.0%      543,484,271


NOTES TO INVESTMENT PORTFOLIO:
(a) This security with a market value of $408,492 is being used to collateralize open futures contracts.
(b) Variable rate security. The rate reported is the rate in effect at February 29, 2004.
(c) Zero coupon bond.
(d) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2004, these securities amounted to $15,550,179, which represents 2.9% of net assets.
(e) Investments in affiliates during the six months ended February 29, 2004:
    Security Name: Bank of America Corp. (As a result of a merger effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor.)

    Par as of 08/31/03:                     $5,075,000
    Par as of 02/29/04:                     $5,075,000
    Net realized gain or loss:              $       --
    Interest income earned:                 $  168,109
    Value at end of period:                 $5,710,289

    Security Name: Bank of America Mortgage Securities (As a result of a merger effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor.)

    Par as of 08/31/03:                     $       --
    Par purchased:                          $3,383,499
    Par as of 02/29/04:                     $3,383,499
    Net realized gain or loss:              $       --
    Interest income earned:                 $   60,687
    Value at end of period:                 $3,444,199

(f) Cost for federal income tax purposes is $534,647,085.

    Short futures contracts open at February 29, 2004:

                       PAR VALUE                         UNREALIZED
                      COVERED BY                      DEPRECIATION AT
          TYPE        CONTRACTS      EXPIRATION         02/29/04
----------------------------------------------------------------------
       2 Yr. U.S.
     Treasury Notes  $49,000,000      June-2004        $(68,907)
                                                       --------


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)              COLUMBIA FIXED INCOME SECURITIES FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES - 39.7%

   U.S. TREASURY NOTES & BONDS - 2.2%
      U.S. Treasury Bond,
        7.250% 05/15/16                      2,825,000       3,606,731
      U.S. Treasury Inflation Index Note,
        3.625% 01/15/08                      4,460,645       5,033,383
                                                           -----------
                     U.S. Treasury Notes & Bonds Total       8,640,114

   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - 13.5%
        3.500% 10/01/18                      5,200,022       4,953,900
        4.500% 05/01/18-01/01/19            39,980,613      40,427,300
        5.000% 08/01/33-01/01/34             2,670,065       2,676,580
        6.000% 05/01/17-07/01/17             5,960,220       6,285,544
        6.500% 08/01/32                        386,797         406,910
                                                           -----------
                      Federal Home Loan Mortgage Corp.
                                         (FHLMC) Total      54,750,234

   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 4.4%
        5.000% 06/01/18-08/01/18            11,946,142      12,278,955
        5.976% 06/01/32 (a)                    103,109         107,056
        6.000% 03/01/09-03/01/33             4,142,484       4,289,590
        6.149% 07/01/32 (a)                  1,000,959       1,040,346
        6.500% 07/01/32                        150,271         158,111
                                                           -----------
                 Federal National Mortgage Association
                                          (FNMA) Total      17,874,058

   FEDERAL HOUSING ADMINISTRATION (FHA) - 0.5%
      FHA Insured Project,
        Pool #071-94016,
        8.625% 05/01/23                      2,111,046       2,153,266
                                                           -----------
            Federal Housing Administration (FHA) Total       2,153,266

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.7%
        5.000% 08/15/33-01/15/34             2,937,483       2,949,953
                                                           -----------
                          Government National Mortgage
                              Association (GNMA) Total       2,949,953

   AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 18.4%
      FHLMC GNMA Multiclass Mtg. Partn. Ctfs. Gtd.,
        Series 24, Class J,
        6.250% 11/25/23                      2,310,000       2,456,613
      FHLMC Multiclass Mtg. Partn. Ctfs. Gtd.:
        Series 1558, Class C,
        6.500% 07/15/23                        760,874         772,776
        Series 1602, Class PJ,
        6.500 10/15/23                         510,000         556,730
        Series 2085, Class PD,
        6.250% 11/15/26                        558,272         559,965
        Series 2113, Class MU,
        6.500% 08/15/27                        717,683         726,942
        Series 2235, Class VN,
        7.000% 06/15/14                      2,891,073       2,932,896
        Series 2462, Class JE,
        6.500% 11/15/30                      4,680,000       4,851,938
        Series 2500, Class PE,
        6.000% 06/15/31                      5,630,000       5,843,945


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
        Series 2687, Class MQ,
        4.500% 10/15/18                      3,166,000       3,278,456
        Series 2689, Class PC,
        4.000% 09/15/15                      5,900,000       5,923,798
        Series 2695, Class AT,
        4.000% 10/15/26                      7,720,000       7,854,543
        Series 2695, Class BO,
        4.500% 08/15/28                      2,430,000       2,448,451
        Series 2695, Class DB,
        4.000% 09/15/15                      7,155,000       7,238,229
        Series 2695, Class DG,
        4.000% 10/15/18                      9,000,000       8,430,830
        Series 2700, Class PD,
        4.500% 02/15/27                      2,050,000       2,096,697
        Series 2702, Class AB,
        4.500% 07/15/27                      6,880,000       7,043,571
      FNMA Gtd. Remic Pass Thru Ctfs.:
        Remic Tr. 1996-W2, Class A7,
        7.800% 06/25/26                        715,103         778,985
        Remic Tr. 2001-55, Class PC,
        6.500% 10/25/31                      3,836,890       4,006,008
        Remic Tr. 2001-56, Class KD,
        6.500% 07/25/30                      2,309,075       2,353,881
        Remic Tr. 2003-87, Class TG,
        4.500% 11/25/14                      2,050,000       2,089,951
      GNMA Gtd. Remic Pass Thru Ctfs.,
        Remic Tr. 2003-97, Class NC,
        4.500% 04/16/28                      2,090,000       2,140,911
                                                           -----------
                        Agency Collateralized Mortgage
                                     Obligations Total      74,386,116

                                 TOTAL U.S. GOVERNMENT
                                   & AGENCY SECURITIES
                                 (Cost of $158,065,456)    160,753,741

CORPORATE NOTES & BONDS - 43.3%

   INDUSTRIALS - 26.6%
      Acetex Corp.,
        10.875% 08/01/09                       215,000         236,500
      AdvancePCS,
        8.500% 04/01/08                        250,000         273,750
      Airgas, Inc.,
        9.125% 10/01/11                        215,000         241,875
      Alcan, Inc.,
        7.250% 03/15/31                      2,400,000       2,877,528
      Allied Waste North America, Inc.,
        10.000% 08/01/09                       550,000         589,875
      American Axle & Manufacturing, Inc.,
        9.750% 03/01/09                        600,000         630,000
      AmerisourceBergen Corp.,
        8.125% 09/01/08                        400,000         445,000
      Anadarko Finance Co.,
        7.500% 05/01/31                      1,610,000       1,942,594
      Anheuser-Busch Companies, Inc.,
        5.750% 04/01/10                        530,000         584,442


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)              COLUMBIA FIXED INCOME SECURITIES FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
CORPORATE NOTES & BONDS - (CONTINUED)

   INDUSTRIALS - (CONTINUED)
      Anthem, Inc.,
        6.800% 08/01/12                      1,550,000       1,788,529
      Apogent Technologies, Inc.,
        6.500% 05/15/13                        200,000         209,500
      Arch Western Finance LLC,
        6.750% 07/01/13 (b)                    380,000         399,000
      AT&T Corp.,
        8.750% 11/15/31                      1,390,000       1,640,117
      AT&T Wireless Services, Inc.,
        8.750% 03/01/31                      1,200,000       1,540,524
      Autonation, Inc.,
        9.000% 08/01/08                        115,000         132,537
      Ball Corp.,
        7.750% 08/01/06                        600,000         648,000
      Boeing Co.:
        5.125% 02/15/13                        335,000         345,432
        6.125% 02/15/33                      1,475,000       1,530,121
      BP Amoco PLC,
        5.900% 04/15/09                      1,800,000       2,012,742
      British Sky Broadcasting Group,
        7.300% 10/15/06                        200,000         222,288
      Canadian National Railway Co.,
        7.195% 01/02/16                      1,906,912       2,303,550
      Canandaigua Brands, Inc.,
        8.500% 03/01/09                        650,000         677,625
      Cascades, Inc.,
        7.250% 02/15/13                        235,000         245,575
      Chesapeake Energy Corp.:
        7.500% 09/15/13                        320,000         345,600
        8.125% 04/01/11                         25,000          27,562
        8.375% 11/01/08                        165,000         179,437
        9.000% 08/15/12                         45,000          51,919
      Cinemark USA, Inc.,
        9.000% 02/01/13                        435,000         489,375
      Coca-Cola Enterprises, Inc.,
        6.750% 01/15/38                      1,000,000       1,140,860
      Comcast Corp.,
        7.050% 03/15/33                        870,000         959,523
      Corrections Corp. of America:
        7.500% 05/01/11                         75,000          78,750
        7.500% 05/01/11 (b)                    200,000         210,000
      Costco Wholesale Corp.,
        5.500% 03/15/07                      1,900,000       2,059,334
      Cott Beverages, Inc.,
        8.000% 12/15/11                        570,000         621,300
      Couche-Tard,
        7.500% 12/15/13 (b)                     85,000          90,950
      Cox Communications, Inc.,
        7.875% 08/15/09                        235,000         279,725
      Cox Enterprises, Inc.,
        8.000% 02/15/07 (b)                  1,350,000       1,541,295
      CSX Corp.,
        4.875% 11/01/09                        960,000       1,008,192


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
      DaimlerChrysler NA Holding Corp.,
        8.500% 01/18/31                      1,175,000       1,427,425
      Deutsche Telekom International
        Finance BV,
        8.500% 06/15/10                      1,390,000       1,688,822
      Dex Media East LLC,
        12.125% 11/15/12                       425,000         501,500
      Diageo Capital PLC,
        3.375% 03/20/08                      2,570,000       2,597,113
      DirecTV Holdings LLC,
        8.375% 03/15/13                        210,000         238,875
      EchoStar DBS Corp.,
        5.750% 10/01/08 (b)                    375,000         382,500
      EquiStar Chemicals LP:
        10.125% 09/01/08                        25,000          27,125
        10.625% 05/01/11                       100,000         109,000
      Ethyl Corp.,
        8.875% 05/01/10                         50,000          54,000
      Extended Stay America, Inc.,
        9.875% 06/15/11                        500,000         558,750
      General Electric Co.,
        5.000% 02/01/13                      2,875,000       2,974,245
      General Mills, Inc.,
        2.625% 10/24/06                      2,440,000       2,441,586
      Grant Prideco, Inc.:
        9.000% 12/15/09                        460,000         515,200
        9.625% 12/01/07                         40,000          45,200
      Group 1 Automotive, Inc.,
        8.250% 11/15/13                         40,000          43,800
      Harrah's Operating Co., Inc.,
        7.875% 12/15/05                        250,000         271,250
      Hasbro, Inc.,
        6.150% 07/15/08                        150,000         159,750
      Houghton Mifflin Co.,
        9.875% 02/01/13                        405,000         441,450
      International Business Machines Corp.,
        5.875% 11/29/32                      3,460,000       3,567,018
      International Game Technology,
        8.375% 05/15/09                        250,000         298,125
      International Paper Co.,
        4.250% 01/15/09                        510,000         520,399
      Iron Mountain, Inc.,
        8.625% 04/01/13                        500,000         545,000
      ITT Corp.,
        6.750% 11/15/05                        275,000         288,062
      John Deere Capital Corp.,
        3.900% 01/15/08                      1,400,000       1,443,638
      K & F Industries, Inc.,
        9.625% 12/15/10                        285,000         318,131
      KB Home,
        8.625% 12/15/08                        500,000         561,250
      Kennametal, Inc.,
        7.200% 06/15/12                        165,000         181,891
      Key Energy Services, Inc.:
        6.375% 05/01/13                        170,000         176,800
        8.375% 03/01/08                         75,000          81,000
      Kinder Morgan Energy Partners LP,
        6.750% 03/15/11                      2,000,000       2,273,280


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)              COLUMBIA FIXED INCOME SECURITIES FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
CORPORATE NOTES & BONDS - (CONTINUED)

   INDUSTRIALS - (CONTINUED)
      Kroger Co.,
        7.650% 04/15/07                      1,450,000       1,643,734
      L-3 Communications Corp.,
        7.625% 06/15/12                        560,000         621,600
      Lamar Media Corp.,
        7.250% 01/01/13                        325,000         351,000
      Lear Corp.,
        7.960% 05/15/05                        600,000         639,000
      LIN Television Corp.,
        6.500% 05/15/13                        300,000         306,000
      Lockheed Martin Corp.,
        8.500% 12/01/29                      1,500,000       2,011,545
      Lowe's Companies, Inc.,
        6.500% 03/15/29                      1,510,000       1,688,406
      MacDermid, Inc.,
        9.125% 07/15/11                        115,000         129,087
      Marathon Oil Corp.,
        6.800% 03/15/32                      2,450,000       2,730,378
      MGM Mirage, Inc.:
        6.000% 10/01/09                         25,000          26,000
        9.750% 06/01/07                        325,000         373,750
      Nalco Co.,
        7.750% 11/15/11 (b)                    175,000         182,875
      Newell Rubbermaid, Inc.,
        4.000% 05/01/10                      2,545,000       2,497,027
      Nextel Communications, Inc.:
        7.375% 08/01/15                        450,000         484,875
        9.375% 11/15/09                        125,000         135,000
        9.500% 02/01/11                         40,000          44,900
      Occidental Petroleum Corp.,
        4.250% 03/15/10                      1,825,000       1,860,880
      Offshore Logistics, Inc.,
        6.125% 06/15/13                        405,000         396,900
      Omnicare, Inc.,
        8.125% 03/15/11                        275,000         303,187
      Owens-Illinois, Inc.,
        7.350% 05/15/08                        250,000         249,375
      Park Place Entertainment Corp.,
        9.375% 02/15/07                        600,000         672,000
      Peabody Energy Corp.,
        6.875% 03/15/13                        400,000         426,000
      Pepsi Bottling Holdings, Inc.,
        5.625% 02/17/09 (b)                  2,050,000       2,259,469
      Phillips Petroleum Co.,
        8.500% 05/25/05                      2,675,000       2,900,396
      Pogo Producing Co.,
        8.250% 04/15/11                         65,000          73,125
      Pride International, Inc.,
        9.375% 05/01/07                        269,000         275,725
      Procter & Gamble Co.,
        4.750% 06/15/07                      1,950,000       2,080,007
      Province Healthcare Co.,
        7.500% 06/01/13                        275,000         282,563


                                              PAR ($)        VALUE ($)
 ----------------------------------------------------------------------
      R.H. Donnelley Financial Corp.:
        8.875% 12/15/10 (b)                     50,000          56,250
        10.875% 12/15/12                        75,000          88,875
        10.875% 12/15/12 (b)                   360,000         426,600
      Rogers Cable, Inc.,
        7.875% 05/01/12                        470,000         537,093
      Royal Caribbean Cruises Ltd.
        6.875% 12/01/13                        100,000         103,500
      Russel Metals, Inc.,
        6.375% 03/01/14 (b)                     25,000          25,091
      Scotts Co.,
        6.625% 11/15/13 (b)                    175,000         181,125
      Select Medical Corp.,
        9.500% 06/15/09                        500,000         551,250
      Silgan Holdings, Inc.,
        6.750% 11/15/13 (b)                    385,000         392,700
      Sinclair Broadcasting Group, Inc.,
        8.000% 03/15/12                        440,000         475,200
      Six Flags, Inc.,
        9.625% 06/01/14 (b)                    100,000         105,250
      Smurfit-Stone Container Corp.:
        8.250% 10/01/12                        130,000         140,400
        9.750% 02/01/11                        455,000         507,325
      Speedway Motorsports, Inc.,
        6.750% 06/01/13                        200,000         208,500
      Sprint Capital Corp.,
        6.875% 11/15/08                        950,000         975,014
      Station Casinos, Inc.:
        6.500% 02/01/14 (b)                     40,000          40,500
        6.875% 03/01/16 (b)                    500,000         505,000
      Suburban Propane Partners,
        6.875% 12/15/13 (b)                    150,000         153,938
      Sun International Hotel,
        8.875% 08/15/11                         30,000          33,075
      Synagro Technologies, Inc.,
        9.500% 04/01/09                        100,000         108,500
      TCI Communications, Inc.,
        7.250% 08/01/05                        800,000         859,120
      Teekay Shipping Corp.,
        8.875% 07/15/11                        525,000         598,500
      Time Warner, Inc.,
        6.625% 05/15/29                      2,185,000       2,278,015
      Toll Corp.,
        8.250% 12/01/11                        390,000         432,900
      TransDigm, Inc.,
        8.375% 07/15/11                        300,000         316,500
      Triad Hospitals, Inc.,
        8.750% 05/01/09                        600,000         657,000
      Union Pacific Corp.,
        3.875% 02/15/09                      2,340,000       2,364,827
      United Technologies Corp.,
        7.125% 11/15/10                      2,125,000       2,513,344
      Universal Compression, Inc.,
        7.250% 05/15/10                        125,000         132,500
      Verizon Global Funding Corp.,
        7.750% 12/01/30                      3,000,000       3,614,190
      Viacom, Inc.,
        5.500% 05/15/33                      1,335,000       1,288,796


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)              COLUMBIA FIXED INCOME SECURITIES FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
CORPORATE NOTES & BONDS - (CONTINUED)

   INDUSTRIALS - (CONTINUED)
      Vintage Petroleum, Inc.:
        7.875% 05/15/11                         25,000          26,500
        8.250% 05/01/12                         25,000          27,375
      Wal-Mart Stores, Inc.,
        4.125% 02/15/11                      1,020,000       1,029,384
      Waste Management, Inc.,
        7.375% 08/01/10                      1,655,000       1,935,589
      Westinghouse Air Brake,
        6.875% 07/31/13                        200,000         211,000
      Westport Resources Corp.,
        8.250% 11/01/11                        360,000         397,800
      Wyeth,
        5.500% 02/01/14                      1,710,000       1,782,042
      XTO Energy, Inc.,
        7.500% 04/15/12                        350,000         408,625
      Yum! Brands, Inc.,
        8.500% 04/15/06                        500,000         555,000
                                                           -----------
                                     Industrials Total     108,022,108

   FINANCIALS - 12.8%
      Allstate Financial Global Fund II,
        2.625% 10/22/06 (b)                  2,500,000       2,515,625
      American General Finance Corp.,
        5.375% 09/01/09                        850,000         918,986
      Bank One Corp.,
        2.625% 06/30/08                      2,800,000       2,733,696
      Bear Stearns & Co., Inc.,
        6.500% 05/01/06                      1,635,000       1,784,014
      CIT Group, Inc.,
        7.250% 08/15/05                        970,000       1,045,738
      Citigroup, Inc.,
        7.250% 10/01/10                      3,095,000       3,649,160
      Countrywide Home Loan Bank,
        2.875% 02/15/07                      1,000,000       1,004,400
      Ford Motor Credit Co.,
        7.375% 10/28/09                      3,700,000       4,054,312
      General Electric Capital Corp.,
        6.750% 03/15/32                        665,000         759,550
      General Motors Acceptance Corp.,
        7.750% 01/19/10                      3,600,000       4,076,136
      Goldman Sachs Group, Inc.,
        6.345% 02/15/34                      1,550,000       1,564,492
      Health Care Property Investors, Inc.,
        6.450% 06/25/12                      1,785,000       1,986,759
      Health Care REIT, Inc.,
        7.500% 08/15/07                        500,000         560,665
      Household Finance Corp.,
        6.400% 06/17/08                      2,550,000       2,860,998
      iStar Financial, Inc.,
        7.000% 03/15/08                        200,000         215,000
      J.P. Morgan Chase & Co.,
        5.750% 01/02/13                      2,545,000       2,739,082
      Lehman Brothers Holdings, Inc.,
        4.000% 01/22/08                      1,000,000       1,031,380


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
      Merrill Lynch & Co., Inc.,
        4.125% 01/15/09                      1,885,000       1,933,388
      Morgan Stanley,
        6.100% 04/15/06                      1,650,000       1,785,943
      SLM Corp.,
        5.125% 08/27/12                      2,900,000       2,996,773
      US Bank NA,
        6.375% 08/01/11                      3,000,000       3,396,540
      Wachovia Corp.,
        3.500% 08/15/08                      3,660,000       3,701,321
      Wells Fargo & Co.,
        4.875% 06/12/07                      4,175,000       4,469,129
                                                           -----------
                                      Financials Total      51,783,087

   UTILITIES - 1.2%
      Centerpoint Energy Houston,
        5.750% 01/15/14                      1,800,000       1,903,374
      Dominion Resources, Inc.,
        2.800% 02/15/05                      2,750,000       2,780,277
                                                           -----------
                                       Utilities Total       4,683,651

   INTERNATIONAL - 2.7%
      British Columbia Province,
        5.375% 10/29/08                      1,900,000       2,082,058
      Hydro-Quebec,
        6.970% 03/01/05                      1,000,000       1,050,370
      Ontario Province,
        7.000% 01/30/07                      2,490,000       2,803,964
      Republic of Italy,
        2.500% 03/31/06                      2,750,000       2,781,130
      United Mexican States,
        8.000% 09/24/22                      2,105,000       2,373,388
                                                           -----------
                                   International Total      11,090,910

                         TOTAL CORPORATE NOTES & BONDS
                                 (Cost of $165,843,053)    175,579,756

OTHER SECURITIZED LOANS - 12.1%

   ASSET-BACKED SECURITIES - 4.3%
      Cityscape Home Equity Loan Trust,
        Series 1997-4, Class A4,
        7.440% 10/25/18 (a)                    656,972         660,697
      ContiMortgage Home Equity
        Loan Trust,
        Series 1999-3, Class A6,
        7.680% 12/25/29 (a)                  2,700,000       2,851,308
      IMC Home Equity Loan Trust:
        Series 1995-3, Class A5,
        7.500% 04/25/26                      1,851,381       1,850,967
        Series 1997-3, Class A6,
        7.520% 08/20/28                      1,610,877       1,614,421
        Series 1997-5, Class A9,
        7.310% 11/20/28                      4,557,522       4,686,956
      Nationslink Funding Corp.,
        Series 1999-SL, Class A5,
        6.888% 05/10/07                      3,120,000       3,516,084


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)              COLUMBIA FIXED INCOME SECURITIES FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
OTHER SECURITIZED LOANS - (CONTINUED)

   ASSET-BACKED SECURITIES - (CONTINUED)
      New Century Home Equity
        Loan Trust,
        Series 1999-NCA, Class A7,
        7.320% 07/25/29 (a)                  1,161,293       1,192,532
      Salomon Brothers Mortgage
        Securities VII, Inc.,
        Series 1998-AQ1, Class A5,
        7.150% 06/25/28                      1,177,145       1,181,618
                                                           -----------
                         Asset-Backed Securities Total      17,554,583

   COLLATERALIZED MORTGAGE OBLIGATIONS - 7.2%
      Bear Stearns Asset-Backed Securities, Inc.:
        Series 2002-AC5, Class 2A4,
        5.625% 11/25/32                        667,979         668,447
        Series 2003-AC7, Class A1,
        5.000% 01/25/34 (a)                  7,778,433       8,069,269
      Bear Stearns Mortgage Securities, Inc.,
        Series 1996-2, Class A1,
        0.650% 01/28/25 (a)                    231,327         229,863
      Countrywide Alternative Loan Trust,
        Series 2004-2CB, Class 1A4,
        1.490% 03/25/34 (a)                  4,291,174       4,291,174
      Countrywide Home Loans, Inc.:
        Series 2002-5, Class 2A1,
        6.000% 04/25/17                      1,203,535       1,220,541
        Series 2003-49, Class A9,
        4.648% 12/19/33 (a)                  4,638,488       4,689,790
      Credit Suisse First Boston
        Mortgage Securities Corp.,
        Series 2001-11, Class 1A3,
        7.000% 06/25/31                        256,255         266,646
      IMPAC Secured Assets Common
        Owner Trust,
        Series 2002-3, Class A3,
        6.360% 08/25/32 (a)                  3,489,156       3,536,922
      PNC Mortgage Securities Corp.,
        Series 1998-12, Class 4A4,
        6.500% 01/25/29                         60,964          60,940
      Residential Funding Mortgage Securities I,
        Series 2002-S16, Class A7,
        5.500% 10/25/17                      1,048,216       1,058,489
      Structured Asset Securities Corp.,
        Series 2003-21, Class 1A3,
        5.500% 07/25/33                      4,930,467       5,087,125
                                                           -----------
             Collateralized Mortgage Obligations Total      29,179,206


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------

   COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.6%
      GMAC Commercial Mortgage Asset Corp.,
        Series 2001-FLAA, Class B1,
        1.610% 06/15/13 (a)(b)               2,347,316       2,346,823
                                                           -----------
           Commercial Mortgage-Backed Securities Total       2,346,823

                         TOTAL OTHER SECURITIZED LOANS
                                  (Cost of $48,049,954)     49,080,612

SHORT-TERM OBLIGATIONS - 4.1%

   U.S. TREASURY BILL - 1.6%
        0.940% 05/06/04                      6,500,000       6,489,632
                                                           -----------
   REPURCHASE AGREEMENT - 2.5%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      02/27/04, due 03/01/04 at 0.930%,
      collateralized by a U.S. Treasury
      Note maturing 05/13/04, market
      value $10,359,038 (repurchase
      proceeds $10,155,787)                 10,155,000      10,155,000
                                                           -----------

                          Total Short-Term Obligations
                                 (Cost of $16,644,632)      16,644,632
                                                           -----------


                             TOTAL INVESTMENTS - 99.2%
                            (COST OF $388,603,095) (c)     402,058,741

                OTHER ASSETS & LIABILITIES, NET - 0.8%       3,417,590

                                   NET ASSETS - 100.0%     405,476,331


NOTES TO INVESTMENT PORTFOLIO:
(a) Variable rate security. The rate reported is the rate in effect at February 29, 2004.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2004, the value of these securities amounted to $11,814,991, which represents 2.9% of net assets.
(c) Cost for federal income tax purposes is $389,209,424.


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)              COLUMBIA NATIONAL MUNICIPAL BOND FUND

                                                PAR         VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - 92.7%

   ALASKA - 3.1%
      Industrial Development & Export
        Authority, Snettisham Hydroelectric,
        Series 1:
        Pre-refunded (AMT),
        5.500% 01/01/08                          5,000           5,579
        Unrefunded (AMT),
        5.500% 01/01/08                         95,000         106,307
      Municipal Bond Bank Authority, Series C,
        5.500% 09/15/16                        100,000         114,899
      Palmer Valley Hospital Association,
        5.350% 12/01/12                        125,000         145,932
      State Housing Finance Corp.,
        Veterans Mortgage, Series A2 (AMT),
        6.000% 06/01/15                        115,000         122,519
                                                           -----------
                                          Alaska Total         495,236

   ARKANSAS - 1.7%
      Little Rock Waste Disposal Revenue,
        Series 2002,
        5.000% 05/01/16                        250,000         272,893
                                                           -----------
                                        Arkansas Total         272,893

   CALIFORNIA - 1.7%
      State Department of Water Resource,
        Power Supply Revenue,
        Series 2002,
        5.000% 05/01/16                        250,000         274,037
                                                           -----------
                                      California Total         274,037

   COLORADO - 0.1%
      Housing Finance Authority,
        Single Family,
        4.875% 04/01/07                         25,000          25,186
                                                           -----------
                                        Colorado Total          25,186

   IDAHO - 0.6%
      Health Facilities Authority, Bingham
        Memorial Hospital Project,
        5.850% 03/01/19                        100,000         100,704
                                                           -----------
                                           Idaho Total         100,704

   ILLINOIS - 10.7%
      Chicago Motor Fuel Tax Revenue,
        Series 2003 A,
        5.250% 01/01/17                        250,000         281,417
      Chicago Park District Aquarium
        & Museum,
        5.800% 01/01/18                        150,000         172,929
      Chicago Public Building Community
        Building Revenue, Chicago
        School Reform,
        Series 1999 B,
        5.250% 12/01/16                        250,000         288,565


                                               SHARES         VALUE ($)
-----------------------------------------------------------------------
      Lake County Community Unified School
        District No. 095, Lake Zurich,
        Capital Appreciation, Series 2000,
        (a) 12/01/17                           340,000         185,793
      Madison & St. Clair Counties School,
        District No. 010, Collinsville
        School Building,
        5.500% 02/01/12                        250,000         288,708
      Regional Transportation Authority,
        Series A,
        6.400% 06/01/12                        100,000         123,014
      State Educational Facilities Authority,
        DePaul University, Series 2003 C,
        5.000% 09/01/18                        250,000         270,715
      Will County Forest Preservation District,
        Series 1999 B,
        (a) 12/01/11                           150,000         116,324
                                                           -----------
                                        Illinois Total       1,727,465

   INDIANA - 5.2%
      Board Bank Revenue,
        Special Program, Hendricks,
        Series 2002 D,
        5.375% 04/01/15                        250,000         282,032
      MSD Steuben County, K-5 Building Corp.,
        First Meeting,
        5.000% 07/15/18                        250,000         277,088
      West Lafayette Industrial Building Corp.,
        First Mortgage, Police Station Project,
        5.000% 07/15/18                        250,000         270,795
                                                           -----------
                                         Indiana Total         829,915

   IOWA - 2.6%
      Finance Authority:
        Health Care Facilities Revenue,
        Genesis Medical Center,
        6.100% 07/01/15                        285,000         334,516
        Single Family Mortgage,
        Series A,
        5.800% 07/01/16                         80,000          84,713
                                                           -----------
                                            Iowa Total         419,229

   KENTUCKY - 0.5%
      Louisville & Jefferson County Visitors
        & Convention Commission,
        Series 1999 BBB,

        (a) 12/01/08                           100,000          79,366
                                        Kentucky Total          79,366

   LOUISIANA - 1.8%
      Calcasieu Parish School District No. 31,
        Public School Improvement,
        Series 2000,
        5.500% 05/01/16                        250,000         285,813
                                                           -----------
                                       Louisiana Total         285,813


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)              COLUMBIA NATIONAL MUNICIPAL BOND FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

   MAINE - 0.6%
      Regional Waste System Industry,
        Solid Waste Resource Recovery,
        Series Q (AMT),
        5.500% 07/01/04                        100,000         101,457
                                                           -----------
                                           Maine Total         101,457

   MASSACHUSETTS - 2.9%
      State College Building Authority,
        Series 2004 A,
        5.000% 05/01/14                        165,000         187,546
      State Consolidation Loan,
        Series 2004 A,
        5.250% 08/01/13                        250,000         287,402
                                                           -----------
                                   Massachusetts Total         474,948

   MICHIGAN - 5.9%
      Lansing School District,
        School Building & Site,
        5.000% 05/01/15                        125,000         140,590
      State Hospital Finance Authority,
        Ascension Health Credit, Series A:
        5.375% 11/15/33                        100,000         111,689
        6.000% 11/15/19                        100,000         120,140
      Sturgis Public School District,
        School Building & Site,
        5.500% 05/01/14                        250,000         289,472
      Warren Downtown Development,
        Series 2002,
        5.000% 10/01/16                        250,000         278,820
                                                           -----------
                                        Michigan Total         940,711

   MISSISSIPPI - 1.8%
      Development Bank,
        Convention Center Project,
        6.500% 07/01/13                        230,000         287,914
                                                           -----------
                                     Mississippi Total         287,914

   MONTANA - 1.4%
      Whitefish Tax Increment,
        Urban Renewal Revenue,
        6.625% 07/15/20                        200,000         218,388
                                                           -----------
                                         Montana Total         218,388
   NEVADA - 1.8%
      Colorado River Commission,
        Hoover Dam Project, Series 2002,
        5.375% 10/01/14                        250,000         289,268
                                                           -----------
                                          Nevada Total         289,268

   NEW JERSEY - 0.8%
      State Economic Development Authority,
        Public Schools Small PJ
        Loan Program,
        5.000% 08/15/12                        110,000         126,509
                                                           -----------
                                      New Jersey Total         126,509


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
   NEW YORK - 3.6%
      New York City,
        AMBAC TCRS:
        Series 2000,
        5.750% 08/01/11                        250,000         294,047
        Series A,
        6.000% 05/15/21                        250,000         281,712
                                                           -----------
                                        New York Total         575,759

   NORTH DAKOTA - 1.8%
      Fargo School District Building
        Authority Development,
        Series 2000,
        5.500% 05/01/13                        250,000         284,680
                                                           -----------
                                    North Dakota Total         284,680

   OHIO - 2.6%
      Oak Hills Local School District,
        7.200% 12/01/09                        100,000         125,091
      State Water Development Authority
        Revenue, Fresh Water, Series 2001 B,
        5.500% 12/01/18                        250,000         297,662
                                                           -----------
                                            Ohio Total         422,753

   OKLAHOMA - 1.4%
      Okmulgee County,
        1st Mortgage,
        6.000% 03/01/15                        200,000         231,380
                                                           -----------
                                        Oklahoma Total         231,380

   OREGON - 11.1%
      Bend Municipal Airport Project,
        Series B (AMT),
        5.375% 06/01/13                        100,000         108,233
      Benton County Hospital
        Facilities Authority Refunding,
        Samaritan Health Services Project:
        4.200% 10/01/05                         40,000          41,708
        4.600% 10/01/09                         40,000          43,147
      Clackamas County,
        Hospital Facility Authority,
        Gross-Willamette Falls
        Hospital Project,
        5.500% 04/01/22                        250,000         269,427
      Damascus Water District,
        Certificates of Participation,
        5.250% 03/01/19                        100,000         112,335
      Deschutes County Hospital Facilities
        Authority, Cascade Health
        Services, Inc.,
        Series 2002,
        5.600% 01/01/27                        100,000         105,238
      Eugene Trojan Nuclear Project,
        5.900% 09/01/09                         25,000          25,301
      Hillsboro Hospital Facility Authority
        Refunding, Tuality Healthcare,
        5.250% 10/01/04                         55,000          56,235


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)              COLUMBIA NATIONAL MUNICIPAL BOND FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

   OREGON - (CONTINUED)
      Klamath Community College District:
        4.700% 04/01/10                         55,000          59,790
        4.800% 04/01/11                         25,000          27,045
      Lebanon Urban Renewal Agency,
        5.625% 06/01/19                        100,000         106,902
      Port of St. Helens Pollution
        Control, Portland General
        Electric Co., Series B,
        4.800% 06/01/10                        105,000         105,580
      Redmond Urban Renewal
        Agency, Downtown Area B,
        5.650% 06/01/13                        100,000         105,014
      Salem Hospital Facilities Authority,
        Capital Manor, Inc., Series 1994,
        7.500% 12/01/24                        150,000         156,621
      State Housing & Community
        Services Department,
        Single Family Mortgage Program,
        Series B,
        6.000% 07/01/12                         10,000          10,483
      State Veterans Welfare,
        Series 75,
        5.875% 10/01/18                         15,000          15,635
      Sunriver Library County Service District,
        5.750% 06/01/04                         20,000          20,228
      Washington & Clackamas Counties
        School District No. 23J Tigard,
        Series 2000,
        (a) 06/15/21                           300,000         132,051
      Washington County Housing Authority:
        Affordable Housing Pool, Series A,
        6.000% 07/01/20                        100,000         100,080
        Multi-Family Tualatin Meadows,
        5.900% 11/01/18
      West Linn Oregon Water System,
        6.000% 10/01/20                        165,000         179,136
                                                           -----------
                                          Oregon Total       1,780,189

   SOUTH CAROLINA - 1.4%
      Charleston County School District,
        Series 2001,
        5.000% 02/01/18                        200,000         217,574
                                                           -----------
                                  South Carolina Total         217,574

   SOUTH DAKOTA - 1.1%
      State Building Authority,
        Lease Capital Appreciation,
        Series 1996 A,
        (a) 12/01/13                           250,000         173,490
                                                           -----------
                                    South Dakota Total         173,490


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
   TENNESSEE - 4.1%
      Lawrenceburg Public Building Authority,
        Electric System Public Works,
        Series C,
        5.500% 07/01/16                        295,000         336,595
      Metropolitan Government Nashville,
        Series 2002 A,
        5.125% 10/01/13                        285,000         324,552
                                                           -----------
                                       Tennessee Total         661,147

   TEXAS - 4.5%
      Harris County Health Facilities,
        de Teco Project, Series 1999 B,
        5.700% 02/15/15                        150,000         172,437
      Laredo Sports Venue Sales Tax,
        5.750% 03/15/13                        200,000         230,594
      Magnolia Independent School District,
        5.250% 08/15/17                        280,000         313,062
                                                           -----------
                                           Texas Total         716,093

   WASHINGTON - 13.8%
      Grant County Public Hospital,
        District No. 3,
        Columbia Basin Hospital,
        5.500% 12/01/18                        170,000         178,969
      Jefferson County,
        Public Utility District No. 1,
        Water & Sewer:
        5.250% 05/01/16                         50,000          53,473
        5.250% 05/01/17                         50,000          53,207
      Pierce County Housing Authority,
        5.400% 12/01/13                        100,000          98,431
      Port of Grays Harbor,
        6.375% 12/01/14                        150,000         164,758
      Poulsbo Water & Sewer,
        5.250% 06/01/06                        135,000         145,072
      Seattle Municipal Light & Power:
        5.000% 07/01/13                        235,000         250,750
        6.000% 10/01/16                        150,000         170,133
      Shelton Water & Sewer,
        5.250% 12/01/18                         50,000          53,256
      State Certificates of
        Participation, Department of
        General Administration,
        5.400% 07/01/13                        100,000         108,853
      State Health Care Facilities Authority
        Revenue, Grays Harbor
        Community Hospital,
        Series 1996,
        5.700% 07/01/16                        200,000         211,568
      State Public Power Supply System:
        Nuclear Project No. 1 Revenue,
        Series 1997 B,
        5.125% 07/01/14                        300,000         320,391
        Nuclear Project No. 2 Refunding,
        Series A,
        5.000% 07/01/11                         50,000          55,709


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)              COLUMBIA NATIONAL MUNICIPAL BOND FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

   WASHINGTON - (CONTINUED)
        Nuclear Project No. 3 Revenue,
        Capital Appreciation, Series 1989 B,
        (a) 07/01/12                           145,000         105,050
      Tacoma Solid Waste Utilities:
        Pre-refunded, Series 1997 B,
        6.000% 12/01/09                         15,000          17,939
        Unrefunded, Series 1997 B,
        6.000% 12/01/09                         85,000         100,847
      Thurston County School
        District No. 401, Rochester,
        4.800% 12/01/07                         55,000          55,370
      Toppenish,
        4.600% 12/01/06                         65,000          69,923
      Yakima County
        School District No. 119 Selah,
        5.000% 12/01/06                         10,000          10,956
                                                           -----------
                                      Washington Total       2,224,655

   WISCONSIN - 3.4%
      Marshall School District,
        Series 2002 A,
        5.000% 03/01/14                        250,000         286,270
      State,
        Series 2004 2,
        5.000% 05/01/12                        225,000         255,715
                                                           -----------
                                       Wisconsin Total         541,985

   WYOMING - 0.7%
      Municipal Power Agency,
        Power Supply Refunding,
        Series 1998,
        5.250% 01/01/11                        100,000         113,626
                                                           -----------
                                         Wyoming Total         113,626

                                 TOTAL MUNICIPAL BONDS
                                 (Cost of $13,879,130)      14,892,370

SHORT-TERM OBLIGATIONS - 4.0%                  SHARES
----------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET INVESTMENTS - 2.7%
      Dreyfus Tax-Exempt
        Cash Management                        408,487         408,487
      Federated Tax-Free Obligations Fund       30,484          30,484
                                                           -----------
             Total Tax-Exempt Money Market Investments
                                    (Cost of $438,971)         438,971


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
VARIABLE RATE DEMAND NOTE (B) - 1.3%
      IN Health Facilities Financing Agency,
        Fayette Memorial Hospital Association,
        Series 2002 A,
        1.030% 10/01/32
        (Cost of $200,000)                     200,000         200,000
                                                           -----------

                          SHORT-TERM OBLIGATIONS TOTAL
                                    (Cost of $638,971)         638,971



                            TOTAL INVESTMENTS - 96.7%
                             (COST OF $14,518,101) (c)      15,531,341

               OTHER ASSETS & LIABILITIES, NET - 3.3%          525,209

                                  NET ASSETS - 100.0%       16,056,550


NOTES TO INVESTMENT PORTFOLIO:
(a) Zero coupon bond.
(b) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rate listed is as of February 29, 2004.
(c) Cost for federal income tax purposes is $14,514,524.

      Columbia National Municipal Bond Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At February 29, 2004, investments in these securities represented 58.0% of holdings.

                ACRONYM                      NAME
                -------                      ----
                 AMBAC                American Municipal
                                      Bond Assurance Corp.
                 AMT                Alternative Minimum Tax
                 TCRS           Transferable Custodial Receipts


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                COLUMBIA OREGON MUNICIPAL BOND FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
GENERAL OBLIGATION BONDS - 35.7%

   STATE OF OREGON GENERAL OBLIGATIONS - 4.4%
      Board of Higher Education:
        Series A:
        5.000% 08/01/12                      2,075,000       2,375,813
        5.250% 08/01/14                      1,480,000       1,687,940
        5.250% 08/01/16                      5,330,000       5,982,872
        Baccalaureate, Series D,
        4.875% 08/01/19                      1,000,000       1,043,960
        Deferred Interest, Series A:
        (a) 08/01/14                           490,000         328,991
        (a) 08/01/17                         1,050,000         594,605
      Elderly & Disabled Housing
        Refunding, Series B:
        4.950% 08/01/20                        985,000       1,025,612
        6.250% 08/01/13                         55,000          55,777
      State of Oregon, Series A,
        5.250% 10/15/15                      1,735,000       1,978,455
      Veteran's Welfare:
        5.850% 10/01/15                        540,000         564,883
        8.000% 07/01/08                        580,000         721,352
        9.200% 10/01/08                        385,000         502,929
        Series 80 A,
        5.700% 10/01/32                      4,130,000       4,339,515
                                                           -----------
             State of Oregon General Obligations Total      21,202,704

   GENERAL OBLIGATIONS - 17.8%
      Aurora,
        5.600% 06/01/24                      1,205,000       1,269,889
      Bend Municipal Airport Project,
        Series B (AMT),
        5.375% 06/01/13                        150,000         162,349
      Canyonville South Umpqua Rural
        Fire District,
        5.400% 07/01/31                        610,000         647,838
      Clackamas County:
        Lake Oswego Series:
        5.375% 06/01/15                      2,450,000       2,772,346
        5.375% 06/01/16                      1,295,000       1,465,383
        5.375% 06/01/17                      2,535,000       2,865,716
        School District No. 62C:
        3.250% 06/15/12                      3,655,000       3,703,831
        5.375% 06/15/17                      1,250,000       1,460,138
        School District No. 086,
        6.000% 06/15/16                      2,350,000       2,769,122
        School District No. 108,
        5.375% 06/15/15                      1,055,000       1,194,471
      Clackamas & Washington Counties,
        School District No. 003JT,
        (a) 06/15/17                         6,000,000       3,404,640
      Coos Bay,
        4.900% 09/01/07                      1,960,000       2,153,707
      Crook County School District,
        5.000% 02/01/14                      2,860,000       3,199,282


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
      Eugene Public Safety Facilities:
        5.500% 06/01/10                        850,000         921,859
        5.625% 06/01/13                      1,295,000       1,407,147
      Jackson County:
        School District No. 4, Phoenix-Talent,
        5.500% 06/15/16                      1,000,000       1,140,240
        School District No. 6, Central Point,
        6.000% 06/15/09                      1,090,000       1,285,579
        School District No. 9, Eagle Point,
        5.625% 06/15/15                      1,920,000       2,202,029
      Lane County, School District No. 4J
        Eugene, Refunding:
        5.000% 07/01/12                      1,000,000       1,141,880
        5.250% 07/01/13                      1,000,000       1,160,020
      Metro Washington Park Zoo, Series A,
        5.300% 01/15/11                      1,000,000       1,093,370
      Metro Oregon,
        5.250% 09/01/14                      3,130,000       3,587,481
      Multnomah-Clackamas Counties,
        School District No. 10JT, Series A,
        5.250% 06/15/12                      1,000,000       1,159,720
      Multnomah County, Series A,
        5.500% 04/01/19                      2,395,000       2,703,045
      Portland Community College
        District, Series A:
        5.375% 06/01/14                      1,925,000       2,212,306
        5.375% 06/01/16                      2,705,000       3,060,897
        5.375% 06/01/17                      2,540,000       2,871,368
      Portland Limited Tax:
        Series A:
        3.400% 06/01/13                      3,140,000       3,175,545
        4.900% 04/01/12                      1,430,000       1,531,072
        5.750% 06/01/14                        585,000         591,885
        Series B:
        (a) 06/01/12                         1,750,000       1,310,347
        (a) 06/01/13                         1,500,000       1,065,060
        (a) 06/01/16                         3,500,000       2,106,545
        (a) 06/01/18                         4,000,000       2,144,320
        (a) 06/01/19                         4,000,000       2,016,160
        (a) 06/01/20                         4,000,000       1,897,240
      Washington & Clackamas Counties:
        Deferred Interest, Series A,
        (a) 06/01/10                         1,520,000       1,248,923
        School District No. 23J, Tigard,
        (a) 06/15/18                         2,700,000       1,436,886
      Washington County:
        5.500% 06/01/16                      2,785,000       3,173,730
        Criminal Justice Facilities,
        Refunding,
        5.000% 12/01/10                      1,400,000       1,548,512
        School District No. 48J, Beaverton:
        5.125% 01/01/14                      2,000,000       2,247,320
        5.125% 01/01/17                      1,820,000       2,014,340
        5.125% 01/01/18                      2,260,000       2,487,650


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                COLUMBIA OREGON MUNICIPAL BOND FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
GENERAL OBLIGATION BONDS - (CONTINUED)

   GENERAL OBLIGATIONS - (CONTINUED)
      Washington, Multnomah &
        Yamhill Counties,
        School District No. 1J:
        5.000% 06/01/13                      1,500,000       1,688,970
        5.000% 11/01/13                      1,100,000       1,257,421
        5.250% 06/01/14                        500,000         565,975
                                                           -----------
                             General Obligations Total      86,523,554

   INSURED GENERAL OBLIGATIONS - 13.5%
      Benton & Linn Counties, School
        District No. 509J, Corvallis,
        5.000% 06/01/17                      2,665,000       2,945,438
      Clackamas Community College,
        5.250% 06/15/15                      1,500,000       1,686,240
      Clackamas County, School
        District No. 12,
        North Clackamas:
        5.250% 06/01/11                      1,000,000       1,134,060
        5.250% 06/01/15                      2,750,000       3,061,547
      Columbia County, School
        District No. 502,
        Deferred Interest:
        (a) 06/01/13                         1,685,000       1,205,146
        (a) 06/01/14                         1,025,000         694,622
      Coos County, School District
        No. 13, North Bend,
        5.500% 06/15/15                      1,765,000       2,036,704
      Deschutes County, School District
        No. 1, Series A,
        5.500% 06/15/18                      1,000,000       1,138,630
      Jefferson County, School District
        No. 509J,
        Madras School District,
        5.250% 06/15/18                      1,075,000       1,200,270
      Josephine County, School District
        No. 7,
        Grants Pass,
        4.000% 06/15/11                      2,000,000       2,156,580
        5.700% 06/01/13                      2,000,000       2,258,320
      Lane County, School District No. 19,
        Springfield Refunding:
        6.000% 10/15/12                      1,740,000       2,119,129
        6.000% 10/15/14                      1,310,000       1,619,658
      Lincoln County School District,
        5.600% 06/15/10                      3,480,000       4,024,237
      Linn Benton Community College:
        (a) 06/15/13                         1,000,000         710,830
        (a) 06/15/14                         1,000,000         673,810
      Linn County, Community School
        District No. 9,
        Lebanon:
        (a) 06/15/15                           710,000         810,295
        (a) 06/15/21                         2,000,000       2,273,280


                                              PAR ($)        VALUE ($)
 ----------------------------------------------------------------------
      Multnomah-Clackamas Counties,
        Centennial School District
        No. 28-302:
        5.375% 06/15/16                      2,055,000       2,326,671
        5.375% 06/15/17                      2,280,000       2,578,110
        5.375% 06/15/18                      2,490,000       2,801,972
      Multnomah County:
        School District No. 7, Reynolds:
        5.625% 06/15/14                      2,670,000       3,126,703
        5.625% 06/15/17                      1,000,000       1,146,890
        School District No. 40,
        5.000% 12/01/14                      1,790,000       2,008,452
        Series A MBIA-IBC,
        5.500% 04/01/18                      2,010,000       2,288,043
      Northern Oregon Corrections:
        5.250% 09/15/12                      1,000,000       1,110,650
        5.300% 09/15/13                      1,000,000       1,112,350
      Salem-Keizer, School District No. 24J:
        5.000% 06/01/15                      1,000,000       1,135,530
        5.000% 06/15/18                      2,000,000       2,206,460
      Washington & Clackamas Counties,
        School District No. 23J, Tigard,
        5.375% 06/15/17                      1,500,000       1,699,425
      Washington County:
        School District No. 15, Forest Grove:
        5.375% 06/15/13                      2,070,000       2,394,597
        5.375% 06/15/15                      2,515,000       2,847,483
        School District No. 48J, Beaverton:
        5.100% 06/01/12                        500,000         562,830
        5.250% 08/01/10                      1,150,000       1,290,634
        School District No. 088J,
        Sherwood, Unrefunded,
        6.100% 06/01/12                        185,000         196,629
      Yamhill County:
        School District No. 029J,
        5.250% 06/15/16                      2,535,000       2,858,745
        School District No. 40,
        6.000% 06/01/09                        500,000         590,260
                                                           -----------
                     Insured General Obligations Total      66,031,230
                                                           -----------
                        GENERAL OBLIGATION BONDS TOTAL
                                 (Cost of $162,645,984)    173,757,488

REVENUE BONDS - 54.8%

   OREGON REVENUE - 34.0%
      Benton County Hospital Facilities
        Authority, Samaritan Health
        Services Project, Refunding:
        4.400% 10/01/07                        220,000         236,240
        4.800% 10/01/11                        245,000         260,866
        5.200% 10/01/17                      2,255,000       2,360,714
      Clackamas County Hospital
        Facility Authority:
        Kaiser Permanente, Series A,
        5.375% 04/01/14                      7,135,000       8,180,563


                 See Accompanying Notes to Financial Statements.

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________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                COLUMBIA OREGON MUNICIPAL BOND FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
REVENUE BONDS - (CONTINUED)

   OREGON REVENUE - (CONTINUED)
        Legacy Health System:
        4.600% 05/01/10                        885,000         974,606
        5.000% 02/15/16                      1,010,000       1,075,983
        5.500% 02/15/13                      5,450,000       6,067,757
        5.500% 02/15/14                      2,385,000       2,641,483
        5.750% 05/01/12                      2,000,000       2,329,800
        Legacy Health System, Refunding:
        5.250% 05/01/21                      4,890,000       5,234,989
        5.750% 05/01/16                      1,500,000       1,700,685
        Odd Fellows Home, Series A,
        Refunding,
        5.875% 09/15/21                        705,000         645,780
        Robison Jewish Home Project,
        6.250% 10/01/21                      1,650,000       1,755,204
        Willamette Falls Hospital Project,
        5.750% 04/01/14                        705,000         748,921
        Willamette View, Inc. Project,
        Series A,
        6.850% 11/01/15                      1,580,000       1,722,706
      Clackamas County Housing Authority,
        Multi-Family Housing, Easton
        Ridge, Series A,
        5.800% 12/01/16                      2,255,000       2,327,431
      Deschutes County Hospital
        Facilities Authority,
        Cascade Health Services, Inc.:
        5.500% 01/01/22                      2,000,000       2,122,680
        5.600% 01/01/27                      5,550,000       5,840,709
        5.600% 01/01/32                      2,000,000       2,099,420
      Deschutes Valley Water District,
        5.875% 09/01/05                      1,585,000       1,683,936
      Eugene Airport, Refunding (AMT):
        5.650% 05/01/06                        325,000         348,878
        5.650% 05/01/07                        555,000         606,892
        5.700% 05/01/08                        515,000         570,774
      Hillsboro Hospital Facility Authority,
        Tuality Healthcare,
        5.750% 10/01/12                      3,810,000       3,926,700
      Multnomah County Educational
        Facilities, University of
        Portland Project:
        5.700% 04/01/15                      1,000,000       1,083,790
        6.000% 04/01/20                      1,000,000       1,099,110
        6.000% 04/01/25                        500,000         528,650
      Myrtle Point Water,
        6.000% 12/01/20                        510,000         554,635
      North Clackamas Parks & Recreation
        District Facilities,
        5.700% 04/01/13                      2,920,000       3,409,918
      Northern Wasco County,
        People's Utility District Electric:
        (a) 02/01/06                           610,000         560,114
        (a) 02/01/07                           585,000         501,093
        (a) 02/01/08                           610,000         486,548
        (a) 02/01/11                           500,000         322,605


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
      Oregon State Department of
        Transportation,
        Highway User Tax, Series A,
        5.500% 11/15/16                      2,500,000       2,884,300
      Oregon State Economic Development,
         Dove Lewis 24 Hour Emergency
         Animal Hospital,
        7.000% 12/01/19 (b)                  1,380,000       1,433,144
      Oregon State Health, Housing,
        Educational & Cultural
        Facilities Authority:
        Authority/Aquarium:
        4.750% 10/01/08 (c)                  1,550,000         325,500
        4.900% 10/01/09 (c)                    670,000         140,700
        Goodwill Industries Lane
        County, Series A,
        6.650% 11/15/22 (b)                  3,855,000       3,788,154
        Linfield College Project, Series A:
        4.650% 10/01/09                        555,000         591,946
        5.500% 10/01/18                      1,000,000       1,043,270
        Reed College Project, Series A,
        5.300% 07/01/11                        500,000         547,990
        St. Anthony's Village Housing,
        Series A (AMT),
        7.250% 06/01/28                      1,380,000       1,382,498
      Oregon State Housing &
        Community Services:
        Department of Housing,
        Finance Assisted Insured
        Multi-Unit B,
        6.800% 07/01/13                      7,820,000       7,835,093
        Department Mortgage Multi-Family
        Housing, Series B (AMT),
        6.000% 07/01/31                      6,935,000       7,272,735
        Department Mortgage Single
        Family Program:
        Series A,
        4.850% 07/01/10                        215,000         233,335
        Series A (AMT),
        6.200% 07/01/27                      1,815,000       1,918,745
        Series B (AMT),
        5.250% 07/01/30                        380,000         390,218
        Series D,
        6.700% 07/01/13                      1,000,000       1,001,880
        Series E:
        5.375% 07/01/21                      3,770,000       3,988,698
        5.700% 07/01/12                        745,000         785,208
        5.800% 07/01/14                        845,000         890,816
        6.000% 07/01/20                      2,090,000       2,265,017
        Series F (AMT),
        5.650% 07/01/28                      1,155,000       1,198,948
        Series F MBIA-IBC (AMT),
        5.650% 07/01/28                        875,000         910,385
        Series G (AMT),
        5.700% 07/01/32                        740,000         768,527
        Series H (AMT),
        5.500% 07/01/17                      1,345,000       1,407,906
        Series J,
        5.150% 07/01/24                      2,790,000       2,901,656


                 See Accompanying Notes to Financial Statements.

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________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                COLUMBIA OREGON MUNICIPAL BOND FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------

REVENUE BONDS - (CONTINUED)

   OREGON REVENUE - (CONTINUED)
        Series L (AMT),
        5.900% 07/01/31                      3,605,000       3,781,933
        Series M (AMT),
        5.800% 07/01/12                        300,000         325,059
        Series Q:
        4.700% 07/01/15                        770,000         817,971
        4.900% 07/01/17                        755,000         798,624
        Mountain Shadows Apts. B-1,
        6.250% 12/01/05 (d)                  4,000,000       3,058,080
      Oregon State Housing Finance,
        5.800% 07/01/09                        215,000         216,935
      Port Morrow,
        6.700% 06/01/20                      2,000,000       2,055,420
      Port of St. Helens:
        5.600% 08/01/14                        315,000         328,677
        5.750% 08/01/19                        425,000         442,752
      Port of St. Helens Pollution Control,
        Portland General Electric Co:
        Series A,
        4.800% 04/01/10                      5,195,000       5,223,676
        Series B,
        4.800% 06/01/10                      3,500,000       3,519,320
      Portland Housing Authority:
        Multi-Family Housing Senior Lien
        Civic Apartments,
        Series A,
        5.600% 01/01/18                      1,240,000       1,250,627
        Pool Housing, Series A, Refunding,
        4.500% 01/01/09                        660,000         712,654
      Portland Sewer System Revenue,
        Series A, Refunding,
        5.000% 06/01/12                      4,835,000       5,293,310
      Powell Valley Water District,
        6.000% 02/01/15                        620,000         676,476
      Prineville Sewer First Lien,
        6.500% 07/01/04                        140,000         142,243
      Reedsport Water,
        7.000% 10/01/14                        520,000         531,024
      Salem Hospital Facility Authority:
        5.000% 08/15/18                      2,000,000       2,069,560
        5.250% 08/15/14                      4,860,000       5,159,182
      Sheridan Water Revenue:
        6.200% 05/01/15                        625,000         692,131
        6.450% 05/01/20                        520,000         574,522
      Sheridan Water Revenue, Refunding,
        5.350% 04/01/18                        300,000         317,493
      South Fork Water Board First Lien,
        5.450% 02/01/14                      1,300,000       1,324,297
      State of Oregon French American
        International School Project,
        Series A,
        6.250% 04/01/27                      5,370,000       5,681,782
      Umatilla County, Hospital Facility
        Authority, Catholic Health
        Initiatives, Series A:
        5.750% 12/01/20                        530,000         576,423
        6.000% 12/01/30                      4,825,000       5,299,298


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
      Washington County Housing Authority:
        Affordable Housing, Series A,
        6.000% 07/01/20                      2,000,000       2,001,600
        Affordable Housing Pool, Series A:
        5.750% 07/01/23                      1,000,000       1,017,100
        6.000% 07/01/23                      1,000,000         996,500
        Multi-Family Bethany Meadows
        Project (AMT),
        6.250% 08/01/10                        695,000         700,199
                                                           -----------
                                  Oregon Revenue Total     165,501,717

   INSURED REVENUE - 20.8%
      Clackamas County, Hospital Facilities
        Authority, Legacy Health System,
        MBIA-IBC,
        5.500% 02/15/13                        495,000         565,137
      Deschutes County, Certificates of
        Participation, Series A,
        5.050% 06/01/17                        420,000         433,465
      Emerald Peoples Utilities District:
        7.350% 11/01/10                      2,160,000       2,767,111
        7.350% 11/01/11                      2,000,000       2,604,700
        7.350% 11/01/12                      2,490,000       3,278,508
        7.350% 11/01/13                      2,675,000       3,562,699
        Series A,
        5.250% 11/01/20                        605,000         673,377
      Eugene Electric Utilities System,
        Series B, Refunding,
        5.250% 08/01/13                      1,040,000       1,189,812
      Guam Housing Corp., Single
        Family Mortgage-Backed Securities,
        Series A (AMT),
        5.750% 09/01/31                        175,000         198,784
      Guam International Apartment
        Authority, Series C (AMT),
        5.375% 10/01/17                      5,000,000       5,563,800
      Medford Hospital Facilities Authority,
        Asante Health System, Series A:
        5.250% 08/15/10                      1,500,000       1,684,425
        5.250% 08/15/11                        800,000         898,360
      Multnomah County Educational
        Facilities Authority,
        University of Portland
        Project, Refunding:
        5.000% 04/01/11                      1,150,000       1,274,994
        5.750% 04/01/10                      2,000,000       2,264,120
      Ontario Catholic Health Holy Rosary
        Medical Center,
        5.500% 11/15/12                      1,500,000       1,628,760
      Oregon State Department of
        Administrative Services:
        Certificates of Participation,
        Series A,
        5.300% 05/01/08                        750,000         834,502


                 See Accompanying Notes to Financial Statements.

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________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                COLUMBIA OREGON MUNICIPAL BOND FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
REVENUE BONDS - (CONTINUED)

   INSURED REVENUE - (CONTINUED)
        Lottery Education Project:
        Series A:
        5.000% 04/01/14                      5,535,000       6,290,008
        5.250% 04/01/11                      4,000,000       4,558,240
        5.250% 04/01/13                      1,600,000       1,837,392
        Series B,
        5.250% 04/01/15                      1,315,000       1,472,024
      Department of Administrative
        Services, Certificates of
        Participation, Refunding:
        Series A:
        4.500% 05/01/12                      1,020,000       1,098,673
        5.000% 05/01/13                      4,240,000       4,753,040
        5.000% 05/01/14                      1,000,000       1,116,560
        Series B,
        5.250% 05/01/10                        840,000         967,134
        Series C:
        5.250% 11/01/15                      1,000,000       1,136,680
        5.250% 11/01/17                      5,000,000       5,625,100
        Series E,
        5.000% 11/01/13                      1,470,000       1,661,556
      Oregon State Economic
        Community Development
        Department, Series A,
        5.375% 01/01/11                      1,105,000       1,255,700
      Oregon State Health, Housing,
        Educational & Cultural
        Facilities Authority,
        Reed College Project, Series A,
        5.100% 07/01/10                        900,000       1,018,413
      Oregon State Health Sciences
        University, Series A:
        (a) 07/01/09                         1,530,000       1,325,133
        (a) 07/01/12                         1,315,000         989,288
        (a) 07/01/14                         2,550,000       1,724,896
        (a) 07/01/15                         4,325,000       2,765,837
        (a) 07/01/21                        12,515,000       5,648,270
      Oregon State Housing & Community
        Services Department, Single Family
        Mortgage Project, Series J (AMT),
        5.750% 07/01/29                      5,940,000       6,188,589
      Port of Portland International Airport:
        Series 12B, Refunding,
        5.250% 07/01/12                      1,000,000       1,117,970
        Series 12C (AMT):
        5.000% 07/01/13                      1,000,000       1,093,190
        5.000% 07/01/14                      1,750,000       1,893,885
        Series D (AMT),
        5.250% 07/01/12                      1,750,000       1,954,890
      Portland Arena Gas Tax:
        (a) 06/01/16                         1,100,000         566,456
        (a) 07/01/17                         2,320,000       1,122,486
      Portland Gas Tax, Series A,
        5.800% 06/01/16                      1,640,000       1,788,059


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
      Portland Housing Authority,
        Multi-Family Housing,
        Lovejoy Station Apartments
        Project (AMT),
        5.900% 07/01/23                      1,000,000       1,065,100
      Salem Water & Sewer,
        5.300% 06/01/15                      1,500,000       1,696,845
      Tri-County Metropolitan
        Transportation District:
        Series 1,
        5.400% 06/01/19                      4,200,000       4,479,006
        Series A,
        5.000% 09/01/15                      1,000,000       1,113,430
      Tualatin Hills Park &
        Recreation District,
        5.750% 03/01/14                        990,000       1,191,604
      Washington County Unified
        Sewer Agency,
        5.500% 10/01/16                      1,250,000       1,375,675
                                                           -----------
                                 Insured Revenue Total     101,313,683
                                                           -----------
                                   REVENUE BONDS TOTAL
                                 (Cost of $251,420,078)    266,815,400


PRE-REFUNDED BONDS - 0.8%
      Oregon State City Sewer,
        6.500% 10/01/07                        500,000         533,870
      Virgin Islands Public Finance Authority,
        Unrefunded Balance, Series A,
        7.300% 10/01/18                      1,185,000       1,596,823
      Salem-Keizer, School District No. 24J,
        5.000% 06/01/16                      1,380,000       1,567,031
                                                           -----------
                              PRE-REFUNDED BONDS TOTAL
                                  (Cost of $1,881,571)       3,697,724

OTHER BONDS - 6.2%
      Hood River Urban Renewal Agency,
        6.250% 12/15/11                      1,250,000       1,375,850
      Lebanon Special Obligation, Lease
        Water, Refunding,
        5.400% 10/01/13                        755,000         765,140
      Lebanon Urban Renewal Agency:
        5.625% 06/01/19                      1,000,000       1,069,020
        5.750% 06/01/15                      1,120,000       1,195,253
        6.000% 06/01/20                      1,580,000       1,691,469
      Medford Urban Renewal,
        5.875% 09/01/10                        500,000         532,935
      Multnomah County, Certificates
        of Participation,
        4.550% 08/01/10                      1,000,000       1,087,860
      Portland Airport Way Urban Renewal
        & Redevelopment,
        Convention Center, Series A:
        5.750% 06/15/17                      1,500,000       1,751,970
        5.750% 06/15/18                      2,050,000       2,391,263


                 See Accompanying Notes to Financial Statements.

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________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                COLUMBIA OREGON MUNICIPAL BOND FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
OTHER BONDS - (CONTINUED)
      Portland River District Urban
        Renewal & Redevelopment,
        Series A:
        5.000% 06/15/17                      1,500,000       1,655,910
        5.000% 06/15/18                      3,070,000       3,366,255
        5.000% 06/15/20                      2,000,000       2,153,940
      Portland Urban Renewal & Redevelopment,
        South Park Blocks, Series A:
        5.750% 06/15/17                      2,065,000       2,411,879
        5.750% 06/15/19                      2,580,000       2,999,224
      Redmond Urban Renewal Agency:
        Downtown Area B:
        5.650% 06/01/13                        720,000         756,101
        5.850% 06/01/19                        785,000         820,419
        South Airport Industrial Area A,
        5.700% 06/01/19                        650,000         666,068
      Seaside Urban Renewal Agency, Greater
        Seaside Urban Renewal,
        5.250% 06/01/15                      1,000,000       1,062,610
      Veneta Urban Renewal Agency:
        5.375% 02/15/16                        700,000         760,550
        5.625% 06/15/21                      1,100,000       1,177,176
      Wilsonville Limited Tax Improvement,
        5.000% 12/01/10                        345,000         347,412
                                                           -----------
                                    OTHER BONDS TOTAL
                                 (Cost of $27,852,638)      30,038,304

U.S. TERRITORIES BONDS - 0.2%
      Puerto Rico Housing Finance Corp., Multi-Family
        Mortgage Portfolio A-1,
        7.500% 04/01/22                        820,000         846,650
                                                           -----------
                          U.S. TERRITORIES BONDS TOTAL
                                    (Cost of $817,939)         846,650

TAX EXEMPT MONEY
MARKET INVESTMENTS - 1.9%                     SHARES
----------------------------------------------------------------------
      Dreyfus Tax Exempt Cash
        Management,
        0.820% 01/01/31                      7,000,845       7,000,845
      Federated Tax-Free Obligations Fund,
        0.790% 01/01/31                      2,294,310       2,294,310
                                                           -----------

                              TAX EXEMPT MONEY MARKET
                                    INVESTMENTS TOTAL
                                  (Cost of $9,295,155)       9,295,155



                             TOTAL INVESTMENTS - 99.6%
                            (COST OF $453,913,365) (e)     484,450,721

                OTHER ASSETS & LIABILITIES, NET - 0.4%       1,914,519

                                   NET ASSETS - 100.0%     486,365,240


NOTES TO INVESTMENT PORTFOLIO:
(a) Zero coupon bond.
(b) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At February 29, 2004, these securities amounted to $5,221,298, which represents 1.1% of net assets. Additional information on these securities is as follows:

                                            ACQUISITION    ACQUISITION
      SECURITY                                 DATE            COST
      --------                              ----------     -----------
      Oregon State Economic
        Development, Dove Lewis
        24 Hour Emergency
        Animal Hospital,
        7.000% 12/01/19                       12/11/03     $ 1,380,000

      Oregon State Health, Housing,
        Educational & Cultural
        Facilities Authority,
        Goodwill Industries Lane
        County, Series A,
        6.650% 11/15/22                       06/18/02       3,855,000
                                                           -----------
                                                           $ 5,235,000

(c) This issuer is in default of certain debt covenants. Income is not being accrued.
(d) This issuer is in default of certain debt covenants. Income is being accrued.
(e) Cost for federal income tax purposes is $453,767,647.

      Columbia Oregon Municipal Bond Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At February 29, 2004, investments in these securities represented 38.5% of holdings.

                     ACRONYM                    NAME
                     -------                    ----
                      AMT               Alternative Minimum Tax
                      IBC              Insured Bond Certificates
                      MBIA        Municipal Bond Insurance Association


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                           COLUMBIA HIGH YIELD FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------

CORPORATE NOTES & BONDS - 90.2%

   AEROSPACE & DEFENSE - 3.5%
      K&F Industries,
        9.625% 12/15/10                     14,520,000      16,207,950
      L-3 Communications Corp.,
        7.625% 06/15/12                     30,275,000      33,605,250
      TransDigm, Inc.,
        8.375% 07/15/11                     15,275,000      16,115,125
                                                           -----------
                             Aerospace & Defense Total      65,928,325

   AMUSEMENT & RECREATION - 2.8%
      Cinemark USA, Inc.,
        9.000% 02/01/13                     21,740,000      24,457,500
      Royal Caribbean Cruises Ltd.,
        6.875% 12/01/13                      6,150,000       6,365,250
      Six Flags, Inc.:
        9.500% 02/01/09                      1,625,000       1,702,188
        9.625% 06/01/14 (a)                  6,375,000       6,709,688
      Speedway Motorsports, Inc.,
        6.750% 06/01/13                     12,910,000      13,458,675
                                                           -----------
                          Amusement & Recreation Total      52,693,301

   AUTOMOTIVE & AUTO PARTS - 2.5%
      American Axle & Manufacturing, Inc.,
        9.750% 03/01/09                     18,175,000      19,083,750
      Lear Corp.,
        Series B:
        7.960% 05/15/05                      5,350,000       5,697,750
        8.110% 05/15/09                     18,400,000      21,574,000
                                                           -----------
                         Automotive & Auto Parts Total      46,355,500

   BROADCASTING - 1.9%
      LIN Television Corp.,
        6.500% 05/15/13                     14,150,000      14,433,000
      Sinclair Broadcasting Group, Inc.:
        8.000% 03/15/12                     12,710,000      13,726,800
        8.750% 12/15/11                      6,710,000       7,347,450
                                                           -----------
                                    Broadcasting Total      35,507,250

   CABLE TV - 5.5%
      British Sky Broadcasting:
        6.875% 02/23/09                      5,000,000       5,662,700
        7.300% 10/15/06                      7,425,000       8,252,442
      DirecTV Holdings LLC,
        8.375% 03/15/13                     23,655,000      26,907,562
      EchoStar DBS Corp.,
        5.750% 10/01/08 (a)                 32,500,000      33,150,000
      Rogers Cable, Inc.:
        6.250% 06/15/13                     10,475,000      10,912,017
        7.875% 05/01/12                     15,900,000      18,169,725
                                                           -----------
                                        Cable TV Total     103,054,446

   CAPITAL GOODS - 1.7%
      Kennametal, Inc.,
        7.200% 06/15/12                     15,070,000      16,612,716


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
      Wabtec,
        6.875% 07/31/13                     14,875,000      15,693,125
                                                           -----------
                                   Capital Goods Total      32,305,841

   CASINOS & GAMING - 7.4%
      Harrah's Operating Co., Inc.,
        7.875% 12/15/05                     25,400,000      27,559,000
      International Game Technology:
        7.875% 05/15/04
        8.375% 05/15/09                      3,575,000       4,263,188
      Kerzner International,
        8.875% 08/15/11                      1,925,000       2,122,313
      MGM Mirage, Inc.:
        6.000% 10/01/09                     13,375,000      13,910,000
        9.750% 06/01/07                     20,050,000      23,057,500
      Park Place Entertainment Corp.:
        7.875% 03/15/10                        150,000         165,750
        8.875% 09/15/08                        500,000         566,250
        9.375% 02/15/07                     30,150,000      33,768,000
      Station Casinos, Inc.:
        6.500% 02/01/14 (a)                 20,580,000      20,837,250
        6.875% 03/01/16 (a)                 13,415,000      13,549,150
                                                           -----------
                                 Casino & Gaming Total     139,798,401

   CHEMICALS - 4.8%
      Acetex Corp.,
        10.875% 08/01/09                     8,965,000       9,861,500
      Airgas, Inc.,
        9.125% 10/01/11                     16,358,000      18,402,750
      Equistar Chemicals LP:
        10.125% 09/01/08                     7,370,000       7,996,450
        10.625% 05/01/11                     4,805,000       5,237,450
      Ethyl Corp.,
        8.875% 05/01/10                     16,400,000      17,712,000
      MacDermid, Inc.,
        9.125% 07/15/11                      9,520,000      10,686,200
      Nalco Co.,
        7.750% 11/15/11 (a)                 10,170,000      10,627,650
      Suburban Propane Partners,
        6.875% 12/15/13 (a)                  9,675,000       9,928,969
                                                           -----------
                                       Chemicals Total      90,452,969

   CONSUMER PRODUCTS - 2.2%
      Hasbro, Inc.:
        6.150% 07/15/08                     17,420,000      18,552,300
        8.500% 03/15/06
      Scotts Co.,
        6.625% 11/15/13 (a)                 21,530,000      22,283,550
                                                           -----------
                               Consumer Products Total      40,835,850

   DIVERSIFIED MEDIA - 1.8%
      Lamar Media Corp.:
        7.250% 01/01/13                     30,708,000      33,164,640
                                                           -----------
                               Diversified Media Total      33,164,640


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                           COLUMBIA HIGH YIELD FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
CORPORATE NOTES & BONDS - (CONTINUED)

   ENERGY - 10.3%
      Chesapeake Energy Corp.:
        7.500% 09/15/13                     15,270,000      16,491,600
        8.125% 04/01/11                      3,050,000       3,362,625
        8.375% 11/01/08                      6,230,000       6,775,125
        9.000% 08/15/12                      8,750,000      10,095,312
        Series 1999 B,
        8.500% 03/15/12
      Grant Prideco, Inc.:
        9.000% 12/15/09                     14,995,000      16,794,400
        9.625% 12/01/07                     12,520,000      14,147,600
      Key Energy Services, Inc.:
        6.375% 05/01/13                     11,590,000      12,053,600
        8.375% 03/01/08                      2,560,000       2,764,800
      Offshore Logistics, Inc.,
        6.125% 06/15/13                     20,800,000      20,384,000
      Pogo Producing Co.,
        8.250% 04/15/11                      3,080,000       3,465,000
      Pride International, Inc.:
        9.375% 05/01/07                      8,675,000       8,891,875
        10.000% 06/01/09                     6,950,000       7,398,275
      Universal Compression, Inc.,
        7.250% 05/15/10                      9,975,000      10,573,500
      Vintage Petroleum, Inc.:
        7.875% 05/15/11                      2,525,000       2,676,500
        8.250% 05/01/12                      6,025,000       6,597,375
        9.750% 06/30/09
      Westport Resources Corp.:
        8.250% 11/01/11                     22,355,000      24,702,275
        8.250% 11/01/11 (a)                  1,175,000       1,298,375
      XTO Energy, Inc.:
        6.250% 04/15/13                      1,600,000       1,734,000
        7.500% 04/15/12                     19,765,000      23,075,637
                                                           -----------
                                          Energy Total     193,281,874

   ENVIRONMENTAL - 2.3%
      Allied Waste North America, Inc.,
        Series B:
        9.250% 09/01/12                      2,300,000       2,593,250
        10.000% 08/01/09                    29,645,000      31,794,263
      Synagro Technologies, Inc.,
        9.500% 04/01/09                      8,375,000       9,086,875
                                                           -----------
                                   Environmental Total      43,474,388

   FOOD, BEVERAGES & TOBACCO - 3.2%
      Constellation Brands, Inc.:
        8.000% 02/15/08
        8.125% 01/15/12                     10,940,000      11,869,900
        8.500% 03/01/09                     10,775,000      11,232,937
        8.625% 08/01/06                      5,100,000       5,597,250
      Cott Beverages, Inc.,
        8.000% 12/15/11                     29,200,000      31,828,000
                                                           -----------
                       Food, Beverages & Tobacco Total      60,528,087


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
   FOOD & DRUG RETAIL - 0.6%
      Couche-Tard,
        7.500% 12/15/13 (a)                 11,075,000      11,850,250
                                                           -----------
                              Food & Drug Retail Total      11,850,250

   HEALTH CARE - 9.4%
      AdvancePCS,
        8.500% 04/01/08                      8,775,000       9,608,625
      AmerisourceBergen Corp.:
        7.250% 11/15/12                      6,630,000       7,118,962
        8.125% 09/01/08                     17,375,000      19,329,687
      Apogent Technologies, Inc.,
        6.500% 05/15/13                     22,990,000      24,082,025
      HCA, Inc.:
        6.910% 06/15/05                      7,025,000       7,384,540
        7.000% 07/01/07                      1,000,000       1,098,820
        8.750% 09/01/10                      7,000,000       8,445,500
      Omnicare, Inc.:
        6.125% 06/01/13                     15,575,000      15,964,375
        Series B,
        8.125% 03/15/11                     14,740,000      16,250,850
      Province Healthcare Co.,
        7.500% 06/01/13                     12,800,000      13,152,000
      Select Medical Corp.:
        7.500% 08/01/13                     11,050,000      11,961,625
        9.500% 06/15/09                     12,625,000      13,919,063
      Triad Hospitals, Inc.:
        7.000% 11/15/13 (a)                    750,000         776,250
        Series B,
        8.750% 05/01/09                     24,500,000      26,827,500
                                                           -----------
                                     Health Care Total     175,919,822

   HOMEBUILDERS - 2.8%
      KB Home:
        7.750% 02/01/10                      5,050,000       5,403,500
        8.625% 12/15/08                      6,325,000       7,099,812
        9.500% 02/15/11                     12,250,000      13,781,250
      Toll Brothers, Inc.,
        8.250% 02/01/11                      3,200,000       3,536,000
      Toll Corp.:
        7.750% 09/15/07
        8.000% 05/01/09                      5,765,000       6,010,013
        8.125% 02/01/09                      3,750,000       3,881,250
        8.250% 12/01/11                     11,020,000      12,232,200
                                                           -----------
                                    Homebuilders Total      51,944,025

   HOTELS - 2.3%
      Extended Stay America, Inc.:
        9.150% 03/15/08                     10,890,000      11,271,150
        9.875% 06/15/11                     12,550,000      14,024,625
      ITT Corp.,
        6.750% 11/15/05                      6,055,000       6,342,613
      Starwood Hotels & Resorts
        Worldwide, Inc.:
        7.375% 05/01/07                      5,300,000       5,710,750
        7.875% 05/01/12                      5,000,000       5,562,500
                                                           -----------
                                          Hotels Total      42,911,638


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                           COLUMBIA HIGH YIELD FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
CORPORATE NOTES & BONDS - (CONTINUED)

   METALS & MINING - 2.3%
      Arch Western Finance LLC,
        6.750% 07/01/13 (a)                 21,490,000      22,564,500
      Peabody Energy Corp.,
        6.875% 03/15/13                     17,655,000      18,802,575
      Russel Metals, Inc.,
        6.375% 03/01/14 (a)                  1,850,000       1,856,734
                                                           -----------
                                 Metals & Mining Total      43,223,809

   NON-FOOD & DRUG RETAIL - 1.0%
      Autonation, Inc.,
        9.000% 08/01/08                     12,525,000      14,435,062
      Group 1 Automotive, Inc.,
        8.250% 08/15/13                      4,635,000       5,075,325
                                                           -----------
                          Non-Food & Drug Retail Total      19,510,387

   PACKAGING - 4.5%
      Ball Corp.:
        6.875% 12/15/12                     32,897,000      35,035,305
        7.750% 08/01/06                      2,850,000       3,078,000
      Owens-Brockway Glass Container:
        8.750% 11/15/12                      1,750,000       1,920,625
        8.875% 02/15/09                      1,000,000       1,090,000
        8.875% 11/15/12
      Owens-Illinois, Inc.:
        7.150% 05/15/05                      8,225,000       8,451,188
        7.350% 05/15/08                      5,400,000       5,386,500
        8.100% 05/15/07                      6,400,000       6,624,000
      Silgan Holdings, Inc.,
        6.750% 11/15/13 (a)                 22,380,000      22,827,600
                                                           -----------
                                       Packaging Total      84,413,218

   PAPER PRODUCTS - 1.8%
      Cascades, Inc.,
        7.250% 02/15/13                      7,605,000       7,947,225
      Smurfit-Stone Container Corp.:
        8.250% 10/01/12                      4,580,000       4,946,400
        8.375% 07/01/12                      5,185,000       5,586,838
        9.750% 02/01/11                     13,875,000      15,470,625
                                                           -----------
                                  Paper Products Total      33,951,088

   PRINTING & PUBLISHING - 4.3%
      Dex Media East LLC,
        12.125% 11/15/12                    20,390,000      24,060,200
      Houghton Mifflin Co.,
        9.875% 02/01/13                     17,790,000      19,391,100
      R.H. Donnelly Finance Corp.:
        8.875% 12/15/10 (a)                  1,320,000       1,485,000
        10.875% 12/15/12                     8,150,000       9,657,750
        10.875% 12/15/12 (a)                21,445,000      25,412,325
                                                           -----------
                           Printing & Publishing Total      80,006,375


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
   REAL ESTATE INVESTMENT TRUST (REIT) - 1.7%
      Health Care REIT, Inc.:
        7.500% 08/15/07                     13,000,000      14,577,290
        8.000% 09/12/12                        125,000         149,001
      iStar Financial, Inc.:
        6.000% 12/15/10                      2,400,000       2,484,000
        7.000% 03/15/08                     11,250,000      12,093,750
        8.750% 08/15/08                      2,890,000       3,272,925
                                                           -----------
             Real Estate Investment Trust (REIT) Total      32,576,966

   RESTAURANTS - 1.9%
      Yum! Brands, Inc.:
        7.450% 05/15/05                      1,810,000       1,918,600
        7.650% 05/15/08                      4,050,000       4,576,500
        7.700% 07/01/12                      5,315,000       6,165,400
        8.500% 04/15/06                      3,965,000       4,401,150
        8.875% 04/15/11                     15,585,000      19,130,587
                                                           -----------
                                     Restaurants Total      36,192,237

   SERVICES - 4.9%
      Corrections Corp. of America:
        7.500% 05/01/11                     12,800,000      13,440,000
        7.500% 05/01/11 (a)                 16,600,000      17,430,000
        9.875% 05/01/09                        125,000         139,375
      Iron Mountain, Inc.:
        7.750% 01/15/15                      6,875,000       7,235,937
        8.250% 07/01/11                      1,120,000       1,164,800
        8.625% 04/01/13                     24,550,000      26,759,500
      United Rentals, Inc.:
        7.000% 02/15/14 (a)                 12,000,000      11,340,000
        7.750% 11/15/13 (a)                 15,120,000      15,044,400
                                                           -----------
                                        Services Total      92,554,012

   SHIPPING - 0.9%
      Teekay Shipping Corp.,
        8.875% 07/15/11                     14,306,000      16,308,840
                                                           -----------
                                        Shipping Total      16,308,840

   TELECOMMUNICATIONS - 1.9%
      Nextel Communications, Inc.:
        7.375% 08/01/15                     13,825,000      14,896,437
        9.375% 11/15/09                     12,525,000      13,527,000
        9.500% 02/01/11                      6,250,000       7,015,625
                                                           -----------
                              Telecommunications Total      35,439,062

                         TOTAL CORPORATE NOTES & BONDS
                               (Cost of $1,626,399,876)  1,694,182,601


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                           COLUMBIA HIGH YIELD FUND

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
SHORT-TERM OBLIGATION - 7.5%
      Repurchase agreement with
      State Street Bank & Trust Co.,
      dated 02/27/04, due 03/01/04
      at 0.930%, collateralized by
      U.S. Treasury Notes with
      various maturities to 07/15/06,
      market value $143,697,199
      (repurchase proceeds $140,877,917)
      (Cost of $140,867,000)               140,867,000     140,867,000
                                                           -----------


                             TOTAL INVESTMENTS - 97.7%
                          (COST OF $1,767,266,876) (b)   1,835,049,601

               OTHER ASSETS & LIABILITIES, NET - 2.3%       42,932,335

                                  NET ASSETS - 100.0%    1,877,981,936


NOTES TO INVESTMENT PORTFOLIO:
(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2004, the value of these securities amounted to $248,971,691, which represents 13.3% of net assets.
(b) Cost for federal income tax purposes is $1,774,275,430.


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                      COLUMBIA DAILY INCOME COMPANY

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 14.6%

      Federal Farm Credit Bank (FFCB):
        1.030% 03/03/04                      5,000,000       4,999,714
        2.800% 04/10/04                      5,000,000       5,009,788
      Federal Home Loan Bank (FHLB):
        0.990% 04/12/04                      8,300,000       8,290,414
        1.000% 04/05/04                      9,300,000       9,290,958
        4.875% 04/16/04                     12,500,000      12,560,596
      Federal Home Loan Mortgage
        Corp. (FHLMC),
        1.050% 08/24/04                     11,124,000      11,066,897
      Federal National Mortgage
        Association (FNMA):
        1.015% 03/31/04                      9,500,000       9,491,965
        1.023% 03/11/04 (a)                 15,000,000      14,999,772
      Student Loan Marketing
        Association (SLMA):
        0.989% 05/20/04 (a)                 10,000,000      10,000,000
        0.991% 08/19/04 (a)                 10,000,000      10,000,000
        4.750% 04/23/04                     10,000,000      10,054,891
        5.000% 06/30/04                      3,900,000       3,951,430
                                                           -----------
                        TOTAL U.S. GOVERNMENT AGENCIES
                                 (Cost of $109,716,425)    109,716,425

COMMERCIAL PAPER - 83.8%

      Abbey National North America LLC,
        1.030% 05/25/04                     15,000,000      14,963,521
      Abbott Laboratories,
        1.040% 03/08/04 (b)(c)               9,700,000       9,698,038
      American Express Credit Corp.,
        1.010% 05/27/04                     12,200,000      12,170,222
      American General Finance Corp.:
        1.010% 03/17/04                     10,000,000       9,995,511
        1.030% 04/05/04                     10,000,000       9,989,986
      American Honda Finance:
        1.000% 04/05/04                     10,000,000       9,990,278
        1.020% 03/11/04                      6,300,000       6,298,215
      Anheuser-Busch Companies, Inc.,
        1.050% 07/19/04                     15,000,000      14,938,750
      Archer-Daniels-Midland Co.:
        1.030% 06/22/04 (b)(c)               8,400,000       8,372,842
        1.070% 04/13/04 (b)(c)               6,565,000       6,556,610
      Barclays U.S. Funding Corp.,
        1.000% 03/04/04                     15,200,000      15,198,733
      BellSouth Corp.,
        1.000% 03/01/04                     15,000,000      15,000,000
      BP America, Inc.,
        1.050% 03/09/04                     19,000,000      18,995,567
      ChevronTexaco Funding Corp.,
        0.990% 04/06/04                     10,000,000       9,990,100
      Citicorp:
        1.020% 03/04/04                     11,000,000      10,999,065
        1.030% 03/10/04                     11,000,000      10,997,168
      Coca-Cola Co.:
        1.000% 03/25/04                     10,200,000      10,193,200
        1.010% 03/22/04                      5,500,000       5,496,760


                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
      Deutsche Bank Financial LLC,
        1.030% 04/14/04                     16,500,000      16,479,228
      Diageo Capital PLC,
        1.020% 04/26/04 (b)(c)               8,500,000       8,486,513
      Du Pont EI de Nemours & Co.,
        1.010% 03/30/04                     17,220,000      17,212,807
      General Electric Capital Corp.:
        1.030% 04/07/04                     10,000,000       9,989,414
        1.030% 04/09/04                      8,000,000       7,991,073
      GlaxoSmithKline PLC:
        1.000% 03/15/04 (b)(c)              10,000,000       9,996,111
        1.000% 04/19/04 (b)(c)               3,300,000       3,295,508
        1.010% 04/14/04 (b)(c)               5,790,000       5,782,853
      Goldman Sachs Group, Inc.:
        1.100% 05/24/04                      6,700,000       6,682,803
        1.170% 05/24/04                     10,000,000       9,972,700
      Household Finance Corp.,
        1.030% 03/05/04                      8,000,000       7,999,084
      J.P. Morgan Chase & Co.,
        1.020% 04/13/04                     12,000,000      11,985,380
      Lubrizol Corp.,
        1.030% 04/29/04 (b)(c)              11,500,000      11,480,587
      Merrill Lynch & Co., Inc.,
        1.010% 03/23/04                      9,800,000       9,793,951
      MetLife Funding, Inc.:
        1.020% 04/13/04                      8,500,000       8,489,644
        1.030% 04/21/04                      3,371,000       3,366,081
      Minnesota Mining &
        Manufacturing Co.,
        1.000% 04/15/04                      9,750,000       9,737,813
      Morgan Stanley Dean Witter & Co.:
        1.020% 03/18/04                      8,000,000       7,996,147
        1.030% 03/19/04                      7,500,000       7,496,138
      Nestle Capital Corp.:
        0.990% 03/25/04 (b)(c)              11,000,000      10,992,740
        1.000% 04/20/04 (b)(c)               8,500,000       8,488,194
      PACCAR Financial Corp.,
        1.000% 04/08/04                     16,200,000      16,182,900
      Pfizer, Inc.:
        0.990% 03/12/04 (b)(c)              14,000,000      13,995,765
        1.000% 03/12/04 (b)(c)               6,000,000       5,998,167
      Private Export Funding Corp.:
        1.020% 05/17/04                     10,500,000      10,477,093
        1.040% 03/24/04                      9,400,000       9,393,754
      Prudential Funding Corp.,
        1.000% 03/16/04 (b)(c)              10,900,000      10,895,458
      Royal Bank of Scotland PLC,
        1.030% 03/01/04                     17,000,000      17,000,000
      San Paolo U.S. Finance Co.,
        1.070% 03/08/04                     19,000,000      18,996,047
      Shell Finance:
        1.000% 03/16/04                     12,000,000      11,995,000
        1.020% 03/05/04                      5,000,000       4,999,433
      Siemens Capital Corp.:
        1.020% 03/15/04                      6,000,000       5,997,620
        1.030% 03/15/04                      9,500,000       9,496,195
      Societe Generale of North America, Inc.,
        1.000% 04/01/04                     16,000,000      15,986,222


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                      COLUMBIA DAILY INCOME COMPANY

                                              PAR ($)        VALUE ($)
----------------------------------------------------------------------
COMMERCIAL PAPER - (CONTINUED)

      Toyota Motor Credit Co.:
        1.020% 03/18/04                      9,500,000       9,495,424
        1.030% 03/10/04                     10,000,000       9,997,425
      UBS Finance, Inc.,
        1.030% 03/01/04                     15,000,000      15,000,000
      Verizon Network Funding Corp.,
        1.000% 04/14/04                      7,000,000       6,991,445
      Wal-Mart Stores, Inc.,
        0.990% 03/02/04 (b)(c)              16,000,000      15,999,560
      Washington Post Co.,
        1.000% 03/02/04                     14,001,000      14,000,611
      Wells Fargo & Co.,
        0.990% 03/19/04                     12,000,000      11,994,060
                                                           -----------
                                TOTAL COMMERCIAL PAPER
                                (Cost of $628,451,514)     628,451,514

CORPORATE BONDS - 3.1%

      Abbott Laboratories,
        5.125% 07/01/04                      4,000,000       4,052,886
      Bank One N.A. Illinois,
        1.310% 04/30/04 (a)                 15,000,000      15,006,842
      Wells Fargo & Co.,
        6.625% 07/15/04                      4,100,000       4,184,524
                                                           -----------

                                 TOTAL CORPORATE BONDS
                                 (Cost of $23,244,252)      23,244,252


                            TOTAL INVESTMENTS - 101.5%
                            (COST OF $761,412,191) (d)     761,412,191

              OTHER ASSETS & LIABILITIES, NET - (1.5)%     (11,710,068)

                                   NET ASSETS - 100.0%     749,702,123


NOTES TO INVESTMENT PORTFOLIO:
(a) Floating rate note whose interest rate is reset periodically based on an index. The interest rate shown reflects the rate in effect at February 29, 2004.
(b) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who are purchasing the securities for investments and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At February 29, 2004, the aggregate amortized cost of the Fund's private placement securities were $130,038,946, which represents 17.3% of net assets. None of these securities were deemed illiquid.
(c) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2004, the value of these securities amounted to $130,038,946, which represents 17.3% of net assets.
(d) Cost for both financial statement and federal income tax purposes is the same.


                 See Accompanying Notes to Financial Statements.

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                                       105

STATEMENTS OF ASSETS AND LIABILITIES____________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS



                                                     COMMON                         INTERNATIONAL      MID CAP        SMALL CAP
                                                      STOCK           GROWTH            STOCK          GROWTH           GROWTH
                                                    FUND ($)         FUND ($)         FUND ($)        FUND ($)         FUND ($)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Unaffiliated investments, at identified cost
    (including short-term obligations)              328,262,607      756,168,388      456,092,332     861,236,963     634,887,435
   Affiliated investments, at identified cost           580,333               --               --              --              --
                                                   ------------    -------------    -------------   -------------    ------------
   Unaffiliated investments, at value               407,751,932      959,111,710      516,926,054   1,056,560,118     778,976,917
   Affiliated investments, at value                   1,229,210               --               --              --              --
   Repurchase agreement                                      --               --       27,070,000      20,813,000      15,956,000
                                                   ------------    -------------    -------------   -------------    ------------
      Total investments, at value                   408,981,142      959,111,710      543,996,054   1,077,373,118     794,932,917
   Cash                                                  54,039               --              364             279             812
   Foreign currency (cost of $57,836)                        --               --           58,016              --              --
   Receivable for:
      Investments sold                               10,836,533       17,187,982               --      20,331,586       6,662,176
      Capital stock sold                                729,102          288,912        1,075,779         414,270       1,724,104
      Interest                                               --               --            2,098           1,613           1,237
      Dividends                                         531,757          990,180          714,591         313,283          56,214
      Foreign tax reclaim                                    --               --          306,230              --              --
      Expense reimbursement or waiver due
       from Investment Advisor or Distributor                --           12,384               --              --              --
   Deferred compensation plan                                --            6,112              908           6,677              --
   Other assets                                              46               --           81,710          79,853              --
                                                   ------------    -------------    -------------   -------------    ------------
      Total assets                                  421,132,619      977,597,280      546,235,750   1,098,520,679     803,377,460
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
   Payable to custodian bank                                 --        2,949,016               --              --              --
   Payable for:
      Investments purchased                           4,462,277        8,175,950               --      26,714,170      11,983,732
      Capital stock redeemed                            721,294        5,724,313        1,958,548         712,806       6,496,004
      Futures variation margin                               --               --               --              --              --
      Distributions                                          --               --               --              --              --
      Investment advisory fee                           198,673          453,296          322,642         723,318         622,874
      Transfer agent fee                                 38,730           10,927           19,947              --         139,727
      Pricing and bookkeeping fees                       21,144           23,287            9,917          10,150          21,278
      Directors' fees                                       794               --              556             826             725
      Audit fee                                          11,484            9,090            6,333           1,903          14,369
      Service and distribution fees                       1,878            6,869           13,471          14,752              --
      Custody fee                                         4,365            7,374               --              --           3,964
      Legal fee                                           8,860            1,161            5,486           6,008           1,480
      Registration fees                                   2,680            9,833               --              --          14,768
      Reports to shareholders                            71,644           15,816               --              --          24,357
   Deferred compensation plan                                --            6,112              908           6,677              --
   Foreign capital gains tax payable                         --               --        1,026,627              --              --
   Other liabilities                                      6,028           11,891               --              --           9,375
                                                   ------------    -------------    -------------   -------------    ------------
      Total liabilities                               5,549,851       17,404,935        3,364,435      28,190,610      19,332,653

NET ASSETS                                          415,582,768      960,192,345      542,871,315   1,070,330,069     784,044,807
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Paid-in capital                                  437,673,413    1,160,444,413      502,860,758   1,052,266,954     748,577,913
   Undistributed (overdistributed) net
    investment income                                   186,654           30,215               --              --              --
   Accumulated net investment loss                           --               --        (168,743)     (3,894,057)     (3,652,319)
   Accumulated net realized gain (loss)            (102,415,501)    (403,225,605)     (46,830,429)   (194,178,983)   (120,926,269)
   Unrealized appreciation (depreciation) on:
      Investments                                    80,138,202      202,943,322       87,903,722     216,136,155     160,045,482
      Foreign currency translations                          --               --          132,634              --              --
      Foreign capital gains tax                              --               --      (1,026,627)              --              --
      Futures contracts                                      --               --               --              --              --
                                                   ------------    -------------    -------------   -------------    ------------

NET ASSETS                                          415,582,768      960,192,345      542,871,315   1,070,330,069     784,044,807




                                                   REAL ESTATE                     STRATEGIC                        SHORT TERM
                                                     EQUITY        TECHNOLOGY       INVESTOR        BALANCED           BOND
                                                    FUND ($)        FUND ($)        FUND ($)        FUND ($)         FUND ($)
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Unaffiliated investments, at identified cost
    (including short-term obligations)              753,709,227    35,057,727     279,369,420      542,261,300     525,622,523
   Affiliated investments, at identified cost                --            --              --        2,948,028       9,097,416
                                                  -------------    ----------     -----------     ------------     -----------
   Unaffiliated investments, at value             1,053,546,570    39,726,280     278,528,298      613,545,266     509,957,207
   Affiliated investments, at value                          --            --              --        3,914,292       9,154,488
   Repurchase agreement                              37,010,000       265,000      67,191,000       10,051,000      20,892,000
                                                  -------------    ----------     -----------     ------------     -----------
      Total investments, at value                 1,090,556,570    39,991,280     345,719,298      627,510,558     540,003,695
   Cash                                                     851            49              --          276,942             708
   Foreign currency (cost of $57,836)                        --            --              --               --              --
   Receivable for:
      Investments sold                                       --     2,365,090       4,383,391        4,895,494       1,487,993
      Capital stock sold                              2,276,612       165,094       1,843,250          678,676       2,430,912
      Interest                                            2,868            21           5,207        1,745,920       3,623,092
      Dividends                                         696,646           735         390,350          531,372              --
      Foreign tax reclaim                                    --            --              --               --              --
      Expense reimbursement or waiver due
       from Investment Advisor or Distributor                --        50,851              --               --          94,267
   Deferred compensation plan                                --            --           9,898               --           5,416
   Other assets                                           2,179        10,966          42,847               --              --
                                                  -------------    ----------     -----------     ------------     -----------
      Total assets                                1,093,535,726    42,584,086     352,394,241      635,638,962     547,646,083
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
   Payable to custodian bank                                 --            --           5,092               --              --
   Payable for:
      Investments purchased                           2,156,664     2,043,209       4,942,666        4,699,585       2,310,482
      Capital stock redeemed                          2,599,863       165,033         632,773        8,468,186         938,576
      Futures variation margin                               --            --              --               --          42,109
      Distributions                                          --            --              --               --         529,700
      Investment advisory fee                           635,225        32,476         202,639          253,477         199,589
      Transfer agent fee                                 98,234            --          59,332           14,512          22,986
      Pricing and bookkeeping fees                       22,961            --           9,789           24,934          21,782
      Directors' fees                                       126            --             705              900             914
      Audit fee                                           7,343         6,129           2,880            9,874           8,787
      Service and distribution fees                      20,907         3,381          23,495            6,316          45,486
      Custody fee                                         2,761            --           1,301            6,622           2,883
      Legal fee                                              --         6,993           2,447           10,024              --
      Registration fees                                   7,408         6,101              --            5,333          27,811
      Reports to shareholders                                --         4,595              --           49,274              97
   Deferred compensation plan                                --            --           9,898               --           5,416
   Foreign capital gains tax payable                         --            --              --               --              --
   Other liabilities                                      8,526            --              --            4,771           5,194
                                                  -------------    ----------     -----------     ------------     -----------
      Total liabilities                               5,560,018     2,267,917       5,893,017       13,553,808       4,161,812

NET ASSETS                                        1,087,975,708    40,316,169     346,501,224      622,085,154     543,484,271
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Paid-in capital                                  752,525,837    36,587,951     285,720,151      639,460,732     539,677,479
   Undistributed (overdistributed) net
    investment income                                 7,907,165            --          74,642        1,300,714          81,538
   Accumulated net investment loss                           --      (262,555)             --               --              --
   Accumulated net realized gain (loss)              (9,304,637)     (942,780)     (5,643,384)    (100,977,522)     (1,489,595)
   Unrealized appreciation (depreciation) on:
      Investments                                   336,847,343     4,933,553      66,349,878       82,301,230       5,283,756
      Foreign currency translations                          --            --            (63)               --              --
      Foreign capital gains tax                              --            --              --               --              --
      Futures contracts                                      --            --              --               --        (68,907)
                                                  -------------    ----------     -----------     ------------     -----------

NET ASSETS                                        1,087,975,708    40,316,169     346,501,224      622,085,154     543,484,271




                                                     FIXED          NATIONAL        OREGON
                                                     INCOME         MUNICIPAL      MUNICIPAL                          DAILY
                                                   SECURITIES         BOND           BOND          HIGH YIELD         INCOME
                                                    FUND ($)        FUND ($)        FUND ($)        FUND ($)        COMPANY ($)
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Unaffiliated investments, at identified cost
    (including short-term obligations)             388,603,095     14,518,101     453,913,365     1,767,266,876     761,412,191
   Affiliated investments, at identified cost               --             --              --                --              --
                                                  ------------     ----------     -----------     -------------     -----------
   Unaffiliated investments, at value              391,903,741     15,531,341     484,450,721     1,694,182,601     761,412,191
   Affiliated investments, at value                         --             --              --                --              --
   Repurchase agreement                             10,155,000             --              --       140,867,000              --
                                                  ------------     ----------     -----------     -------------     -----------
      Total investments, at value                  402,058,741     15,531,341     484,450,721     1,835,049,601     761,412,191
   Cash                                                588,810             --              --        16,568,734         113,907
   Foreign currency (cost of $57,836)                       --             --              --                --              --
   Receivable for:
      Investments sold                                 827,884             --         108,140           314,479              --
      Capital stock sold                               722,344        349,548         452,941         5,006,331       1,932,301
      Interest                                       3,522,624        177,172       5,531,541        32,850,402         616,274
      Dividends                                             --             --              --                --              --
      Foreign tax reclaim                                   --             --              --                --              --
      Expense reimbursement or waiver due
       from Investment Advisor or Distributor               --         52,524              --                --              --
   Deferred compensation plan                               --             --              --                --              --
   Other assets                                        175,703          1,819              --             9,847         574,349
                                                  ------------     ----------     -----------     -------------     -----------
      Total assets                                 407,896,106     16,112,404     490,543,343     1,889,799,394     764,649,022
 ------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
   Payable to custodian bank                                --             --              --                --              --
   Payable for:
      Investments purchased                                 --             --       3,334,453         1,188,806       8,307,423
      Capital stock redeemed                         2,146,888         15,041         349,679         6,565,792       6,035,241
      Futures variation margin                              --             --              --                --              --
      Distributions                                         --          7,560         205,938         2,752,213              --
      Investment advisory fee                          162,441          6,180         191,952           868,102         293,344
      Transfer agent fee                                29,918          2,901          37,686            54,006         187,583
      Pricing and bookkeeping fees                      22,975          2,083          14,720            20,014          26,413
      Directors' fees                                       21          2,128             578             1,023           2,019
      Audit fee                                         12,089          7,598           9,890            13,117          14,022
      Service and distribution fees                      9,126          1,742           2,424           272,062              --
      Custody fee                                        2,763             --             765             3,099           4,860
      Legal fee                                          5,283          1,884              --               551           1,948
      Registration fees                                  3,300          1,641           4,781            78,673          15,766
      Reports to shareholders                            7,869          7,096          22,667                --          37,895
   Deferred compensation plan                               --             --              --                --              --
   Foreign capital gains tax payable                        --             --              --                --              --
   Other liabilities                                    17,102             --           2,570                --          20,385
                                                  ------------     ----------     -----------     -------------     -----------
      Total liabilities                              2,419,775         55,854       4,178,103        11,817,458      14,946,899

NET ASSETS                                         405,476,331     16,056,550     486,365,240     1,877,981,936     749,702,123
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Paid-in capital                                 391,686,834     15,002,417     455,517,998     1,846,496,229     749,702,123
   Undistributed (overdistributed) net
    investment income                              (1,230,558)          3,206         156,547       (7,643,402)              --
   Accumulated net investment loss                          --             --              --                --              --
   Accumulated net realized gain (loss)              1,564,409         37,687         153,339       (28,653,616)             --
   Unrealized appreciation (depreciation) on:
      Investments                                   13,455,646      1,013,240      30,537,356        67,782,725              --
      Foreign currency translations                         --             --              --                --              --
      Foreign capital gains tax                             --             --              --                --              --
      Futures contracts                                     --             --              --                --              --
                                                  ------------     ----------     -----------     -------------     -----------

NET ASSETS                                         405,476,331     16,056,550     486,365,240     1,877,981,936     749,702,123



                 See Accompanying Notes to Financial Statements.

                                 106-107 Spread

STATEMENTS OF ASSETS AND LIABILITIES____________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS




                                                          COMMON                     INTERNATIONAL        MID CAP        SMALL CAP
                                                          STOCK         GROWTH           STOCK            GROWTH          GROWTH
                                                       FUND (a)($)    FUND (a)($)     FUND (a)($)       FUND (a)($)       FUND ($)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Class A Shares                                          729,230      5,339,868       25,812,371        6,500,086              --
   Class B Shares                                        1,926,830      2,086,070       12,050,432        5,772,056              --
   Class C Shares                                           48,406         98,142          300,575          264,376              --
   Class D Shares                                          152,462        293,867          776,703          802,682              --
   Class G Shares                                               --     15,247,985               --          808,876              --
   Class T Shares                                               --             --               --       31,146,285              --
   Class Z Shares                                      412,725,840    937,126,413      503,931,234    1,025,035,708     784,044,807
-----------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING:
   Class A Shares                                           37,575        198,682        1,879,424          332,764              --
   Class B Shares                                          100,081         78,383          889,685          298,426              --
   Class C Shares                                            2,514          3,696           22,133           13,652              --
   Class D Shares                                            7,923         11,032           56,999           41,482              --
   Class G Shares                                               --        572,062               --           41,892              --
   Class T Shares                                               --             --               --        1,590,853              --
   Class Z Shares                                       21,265,931     34,693,552       36,509,529       52,119,968      31,582,456
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES:
   Net asset value per share (b)(c)                          19.41          26.88            13.73            19.53              --
   Maximum sales charge                                      5.75%          5.75%            5.75%            5.75%              --
   Maximum offering price per share (d)                      20.59          28.52            14.57            20.72              --
-----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES:
   Net asset value and offering price per share (b)(c)       19.25          26.61            13.54            19.34              --
-----------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES:
   Net asset value and offering price per share (b)(c)       19.25          26.55            13.58            19.37              --
-----------------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES:
   Net asset value and offering price per share (b)(c)       19.24          26.64            13.63            19.35              --
-----------------------------------------------------------------------------------------------------------------------------------

CLASS G SHARES:
   Net asset value and offering price per share (b)(c)          --          26.65               --            19.31              --
-----------------------------------------------------------------------------------------------------------------------------------

CLASS T SHARES:
   Net asset value per share (b)(c)                             --             --               --            19.58              --
   Maximum sales charge                                         --             --               --             5.75%             --
   Maximum offering price per share (d)                         --             --               --            20.77              --
-----------------------------------------------------------------------------------------------------------------------------------

CLASS Z SHARES:
   Net asset value and offering price per share (c)          19.41          27.01            13.80            19.67           24.83




                                                        REAL ESTATE                    STRATEGIC                     SHORT TERM
                                                         EQUITY         TECHNOLOGY     INVESTOR        BALANCED          BOND
                                                        FUND (a)($)     FUND (a)($)   FUND (a)($)     FUND (a)($)    FUND (a)($)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Class A Shares                                         36,969,171      1,832,663     74,187,450      1,945,944     31,408,426
   Class B Shares                                          9,043,657      3,213,144      8,513,324      5,754,584     24,705,639
   Class C Shares                                          1,524,280        229,729      3,149,375        527,404      1,859,477
   Class D Shares                                          4,892,023         41,523        820,832        519,963     15,919,149
   Class G Shares                                                 --             --             --             --      1,285,317
   Class T Shares                                                 --             --             --             --     25,761,838
   Class Z Shares                                      1,035,546,577     34,999,110    259,830,243    613,337,259    442,544,425
--------------------------------------------------------------------------------------------------------------------------------


SHARES OUTSTANDING:
   Class A Shares                                          1,509,305        249,164      3,985,371         93,022      3,609,038
   Class B Shares                                            369,057        441,591        460,692        275,385      2,838,790
   Class C Shares                                             62,232         31,544        170,399         25,240        213,674
   Class D Shares                                            199,708          5,677         44,454         24,891      1,829,153
   Class G Shares                                                 --             --             --             --        147,653
   Class T Shares                                                 --             --             --             --      2,960,093
   Class Z Shares                                         42,255,634      4,728,149     13,938,968     29,335,632     50,850,195
--------------------------------------------------------------------------------------------------------------------------------


CLASS A SHARES:
   Net asset value per share (b)(c)                            24.49           7.36          18.61          20.92           8.70
   Maximum sales charge                                        5.75%          5.75%          5.75%          5.75%          4.75%
   Maximum offering price per share (d)                        25.98           7.81          19.75          22.20           9.13
--------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES:
   Net asset value and offering price per share (b)(c)         24.50           7.28          18.48          20.90           8.70
--------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES:
   Net asset value and offering price per share (b)(c)         24.49           7.28          18.48          20.90           8.70
--------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES:
   Net asset value and offering price per share (b)(c)         24.50           7.31          18.46          20.89           8.70
--------------------------------------------------------------------------------------------------------------------------------

CLASS G SHARES:
   Net asset value and offering price per share (b)(c)            --             --             --             --           8.70
--------------------------------------------------------------------------------------------------------------------------------

CLASS T SHARES:
   Net asset value per share (b)(c)                               --             --             --             --           8.70
   Maximum sales charge                                           --             --             --             --          4.75%
   Maximum offering price per share (d)                           --             --             --             --           9.13
--------------------------------------------------------------------------------------------------------------------------------

CLASS Z SHARES:
   Net asset value and offering price per share (c)            24.51           7.40          18.64          20.91           8.70




                                                          FIXED        NATIONAL        OREGON
                                                         INCOME        MUNICIPAL      MUNICIPAL                       DAILY
                                                       SECURITIES        BOND           BOND         HIGH YIELD       INCOME
                                                       FUND (a)($)    FUND (a)($)    FUND (a)($)     FUND (a)($)    COMPANY ($)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Class A Shares                                        9,188,766        968,549      2,692,572      288,249,334            --
   Class B Shares                                        4,715,666        773,668      1,379,472      106,288,244            --
   Class C Shares                                          132,086        819,204         63,250       14,450,335            --
   Class D Shares                                        2,458,237        502,048        805,058      107,350,518            --
   Class G Shares                                               --             --             --               --            --
   Class T Shares                                               --             --             --               --            --
   Class Z Shares                                      388,981,576     12,993,081    481,424,888    1,361,643,505   749,702,123
--------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING:
   Class A Shares                                          673,358         92,437        212,731       32,883,042            --
   Class B Shares                                          345,573         73,839        108,988       12,125,210            --
   Class C Shares                                            9,680         78,185          4,997        1,648,455            --
   Class D Shares                                          180,141         47,915         63,605       12,246,431            --
   Class G Shares                                               --             --             --               --            --
   Class T Shares                                               --             --             --               --            --
   Class Z Shares                                       28,506,195      1,240,048     38,036,039      155,333,816   749,702,123
--------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES:
   Net asset value per share (b)(c)                          13.65          10.48          12.66             8.77            --
   Maximum sales charge                                      4.75%          4.75%          4.75%            4.75%            --
   Maximum offering price per share (d)                      14.33          11.00          13.29             9.21            --
--------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES:
   Net asset value and offering price per share (b)(c)       13.65          10.48          12.66             8.77            --
--------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES:
   Net asset value and offering price per share (b)(c)       13.65          10.48          12.66             8.77            --
--------------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES:
   Net asset value and offering price per share (b)(c)       13.65          10.48          12.66             8.77            --
--------------------------------------------------------------------------------------------------------------------------------

CLASS G SHARES:
   Net asset value and offering price per share (b)(c)          --             --             --               --            --
--------------------------------------------------------------------------------------------------------------------------------

CLASS T SHARES:
   Net asset value per share (b)(c)                             --             --             --               --            --
   Maximum sales charge                                         --             --             --               --            --
   Maximum offering price per share (d)                         --             --             --               --            --
--------------------------------------------------------------------------------------------------------------------------------

CLASS Z SHARES:
   Net asset value and offering price per share (c)          13.65          10.48          12.66             8.77          1.00


(a)  Class C shares were initially offered on October 13, 2003.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Redemption price per share is equal to net asset value less any applicable redemption fees.
(d)  On sales of $50,000 or more the offering price is reduced.


                 See Accompanying Notes to Financial Statements.

                                 108-109 Spread

STATEMENTS OF OPERATIONS________________________________________________________
FOR THE SIX MONTHS ENDED FEBRUARY 29, 2004 (UNAUDITED)            COLUMBIA FUNDS



                                                       COMMON                      INTERNATIONAL     MID CAP        SMALL CAP
                                                        STOCK          GROWTH          STOCK          GROWTH         GROWTH
                                                     FUND (a)($)    FUND (a)($)      FUND (a)($)    FUND (a)($)      FUND ($)
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
INCOME:
   Dividends                                           2,808,159      4,003,804        2,355,016      1,424,926        392,167
   Dividends from affiliates                             121,328             --               --             --             --
   Interest                                               17,953         18,757          103,827        134,607        146,759
   Interest from affiliates                                   --             --               --             --             --
   Foreign withholding tax                                (5,633)       (16,769)        (238,193)        (7,011)        (2,330)
                                                     -----------    -----------    -------------    -----------    -----------
      Total income                                     2,941,807      4,005,792        2,220,650      1,552,522        536,596
------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fee                             1,264,341      2,802,738        2,062,548      4,522,181      3,600,203
   Distribution fee:
      Class B                                              4,388          5,104           42,030         18,022             --
      Class C                                                137            165              806            341             --
      Class D                                                527          1,133            2,671          2,913             --
      Class G                                                 --         48,459               --          2,617             --
   Service fee:
      Class A                                                542          5,892           30,276          6,372             --
      Class B                                              1,451          1,701           14,010          6,007             --
      Class C                                                 45             55              266            114             --
      Class D                                                174            382              886            967             --
      Class G                                                 --         22,366               --          1,208             --
   Shareholder services fees - Class T                        --             --               --         45,379             --
    Transfer agent fee:
      Class A                                                498          5,374           56,919          8,747             --
      Class B                                              1,677          1,881           36,532         12,295             --
      Class C                                                 38             40              335            167             --
      Class D                                                139            310            2,174          1,358             --
      Class G                                                 --         15,319               --          2,663             --
      Class T                                                 --             --               --         40,402             --
      Class Z                                            440,677        822,238          247,083        770,115        555,401
   Pricing and bookkeeping fees                           65,221         80,586           53,526         70,332         75,267
   Directors' fees                                         5,550          3,396            3,436         15,102         12,083
   Custody fee                                            17,973         15,468           46,371         11,590          9,901
   Audit fee                                              15,066         19,166           12,385         19,779         14,945
   Registration fees                                      77,972         45,832           30,822         44,251         48,782
   Other expenses                                         46,965         76,740           27,673         94,605         53,750
                                                     -----------    -----------    -------------    -----------    -----------
      Total Operating Expenses                         1,943,381      3,974,345        2,670,749      5,697,527      4,370,332
   Expenses waived/reimbursed by Investment Advisor           --             --          (83,945)            --             --
   Fees waived by Distributor:
      Class C                                                 --             --               --             --             --
      Class D                                                 --             --               --             --             --
   Fees waived by Investment Advisor:
      Class A                                                 --             --               --           (245)            --
      Class B                                                 --             --           (6,164)        (2,879)            --
      Class C                                                 --             --             (310)           (40)            --
      Class D                                                 --             --           (2,065)          (347)            --
      Class Z                                                 --             --         (193,255)      (249,569)            --
   Custody earnings credit                                   (12)           (57)            (296)           (53)          (420)
                                                     -----------    -----------    -------------    -----------    -----------
      Net Operating Expenses                           1,943,369      3,974,288        2,384,714      5,444,394      4,369,912
   Interest expense                                          721             --               --             --             --
                                                     -----------    -----------    -------------    -----------    -----------
      Net Expenses                                     1,944,090      3,974,288        2,384,714      5,444,394      4,369,912
                                                     -----------    -----------    -------------    -----------    -----------
   Net Investment Income (Loss)                          997,717         31,504         (164,064)    (3,891,872)    (3,833,316)




                                                     REAL ESTATE                    STRATEGIC                       SHORT TERM
                                                       EQUITY       TECHNOLOGY       INVESTOR         BALANCED         BOND
                                                     FUND (a)($)    FUND (a)($)     FUND (a)($)     FUND (a)($)    FUND (a)($)
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
INCOME:
   Dividends                                          25,138,876         12,903        1,863,112      2,755,983             --
   Dividends from affiliates                                  --             --               --        120,416             --
   Interest                                              210,058          8,058          253,192      5,154,902      7,395,499
   Interest from affiliates                                   --             --               --         86,775        228,796
   Foreign withholding tax                               (18,567)          (148)         (17,635)        (5,628)            --
                                                     -----------    -----------    -------------    -----------    -----------
      Total income                                    25,330,367         20,813        2,098,669      8,112,448      7,624,295
------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fee                             3,702,474        164,114        1,164,077      1,590,071      1,339,455
   Distribution fee:
      Class B                                             25,623          8,237           17,792         16,827         97,710
      Class C                                              1,755            395            1,626            819          3,046
      Class D                                             16,567            171            2,836          2,804         67,349
      Class G                                                 --             --               --             --          4,490
   Service fee:
      Class A                                             33,418          1,417           80,329          1,437         38,101
      Class B                                              8,541          2,746            5,893          5,609         32,570
      Class C                                                585            131              542            273          1,017
      Class D                                              5,522             57              945            934         22,450
      Class G                                                 --             --               --             --          1,102
   Shareholder services fees - Class T                        --             --               --             --         20,052
    Transfer agent fee:
      Class A                                             19,065          1,419           44,272          1,500         15,482
      Class B                                              6,919          3,140            8,045          4,880         23,479
      Class C                                                362            204            1,262            240            403
      Class D                                              3,110            197              898            782          6,741
      Class G                                                 --             --               --             --          2,329
      Class T                                                 --             --               --             --         20,475
      Class Z                                            770,079         59,644          206,877        584,841        193,742
   Pricing and bookkeeping fees                           80,296         16,355           48,076         92,254         92,506
   Directors' fees                                        10,887          1,896            5,302          7,361          1,133
   Custody fee                                            12,707          6,105           11,968         23,082         10,971
   Audit fee                                              14,790         10,705           18,456         14,703         17,909
   Registration fees                                     105,758         59,689           22,729         81,281        113,263
   Other expenses                                         71,049         15,626           33,254         56,255         39,657
                                                     -----------    -----------    -------------    -----------    -----------
      Total Operating Expenses                         4,889,507        352,248        1,675,179      2,485,953      2,165,432
   Expenses waived/reimbursed by Investment Advisor           --        (68,552)              --             --       (103,087)
   Fees waived by Distributor:
      Class C                                                 --             --               --             --         (2,447)
      Class D                                                 --             --               --             --        (53,880)
   Fees waived by Investment Advisor:
      Class A                                                 --             --               --             --             --
      Class B                                                 --             --           (5,431)            --             --
      Class C                                                 --             --             (325)            --             --
      Class D                                                 --             --             (568)            --             --
      Class Z                                                 --             --          (36,062)            --             --
   Custody earnings credit                                  (119)          (328)            (161)          (178)          (378)
                                                     -----------    -----------    -------------    -----------    -----------
      Net Operating Expenses                           4,889,388        283,368        1,632,632      2,485,775      2,005,640
   Interest expense                                           --             --               --             --             --
                                                     -----------    -----------    -------------    -----------    -----------
      Net Expenses                                     4,889,388        283,368        1,632,632      2,485,775      2,005,640
                                                     -----------    -----------    -------------    -----------    -----------
   Net Investment Income (Loss)                       20,440,979       (262,555)         466,037      5,626,673      5,618,655




                                                        FIXED        NATIONAL         OREGON
                                                       INCOME        MUNICIPAL       MUNICIPAL                       DAILY
                                                     SECURITIES        BOND            BOND         HIGH YIELD       INCOME
                                                     FUND (a)($)    FUND (a)($)     FUND (a)($)     FUND (a)($)    COMPANY ($)
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
INCOME:
   Dividends                                                  --             --               --             --             --
   Dividends from affiliates                                  --             --               --             --             --
   Interest                                           11,017,383        347,059       11,371,235     58,979,645      4,371,134
   Interest from affiliates                                   --             --               --             --             --
   Foreign withholding tax                                    --             --               --             --             --
                                                     -----------    -----------    -------------    -----------    -----------
      Total income                                    11,017,383        347,059       11,371,235     58,979,645      4,371,134
------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fee                             1,182,274         39,358        1,205,022      5,318,067      1,990,584
   Distribution fee:
      Class B                                             16,954          2,586            4,706        374,180             --
      Class C                                                189          1,907              150         19,057             --
      Class D                                              9,279          1,814            2,983        408,997             --
      Class G                                                 --             --               --             --             --
   Service fee:
      Class A                                             10,243            789            2,971        299,040             --
      Class B                                              5,651            862            1,569        124,727             --
      Class C                                                 65            630               50          6,353             --
      Class D                                              3,093            605              988        136,332             --
      Class G                                                 --             --               --             --             --
   Shareholder services fees - Class T                        --             --               --             --             --
    Transfer agent fee:
      Class A                                              9,734            906            1,183        110,276             --
      Class B                                              6,023            838              686         62,170             --
      Class C                                                 51            427                8          2,903             --
      Class D                                              2,870            334              425         59,300             --
      Class G                                                 --             --               --             --             --
      Class T                                                 --             --               --             --             --
      Class Z                                            400,191          9,822          116,576        711,182        750,341
   Pricing and bookkeeping fees                           77,074         27,974           94,185        100,553         79,550
   Directors' fees                                         4,509          1,738            7,282         23,651         11,327
   Custody fee                                             9,393          2,276            8,444         24,232         10,810
   Audit fee                                              16,611         14,120           16,812         17,740         14,461
   Registration fees                                      55,560         47,471           80,189        221,754         33,974
   Other expenses                                         27,804         12,264           33,528        113,283         58,683
                                                     -----------    -----------    -------------    -----------    -----------
      Total Operating Expenses                         1,837,568        166,721        1,577,757      8,133,797      2,949,730
   Expenses waived/reimbursed by Investment Advisor           --       (106,237)              --             --             --
   Fees waived by Distributor:
      Class C                                                (46)          (887)             (70)        (3,895)            --
      Class D                                             (1,856)          (847)          (1,392)       (81,800)            --
   Fees waived by Investment Advisor:
      Class A                                                 --             --               --             --             --
      Class B                                                 --             --               --             --             --
      Class C                                                 --             --               --             --             --
      Class D                                                 --             --               --             --             --
      Class Z                                                 --             --               --             --             --
   Custody earnings credit                                  (268)           (53)             (24)        (7,494)           (88)
                                                     -----------    -----------    -------------    -----------    -----------
      Net Operating Expenses                           1,835,398         58,697        1,576,271      8,040,608      2,949,642
   Interest expense                                           --             --               --             --             --
                                                     -----------    -----------    -------------    -----------    -----------
      Net Expenses                                     1,835,398         58,697        1,576,271      8,040,608      2,949,642
                                                     -----------    -----------    -------------    -----------    -----------
   Net Investment Income (Loss)                        9,181,985        288,362        9,794,964     50,939,037      1,421,492


(a)  Class C shares were initially offered on October 13, 2003.


                 See Accompanying Notes to Financial Statements.

                                 110-111 Spread

STATEMENTS OF OPERATIONS________________________________________________________
FOR THE SIX MONTHS ENDED FEBRUARY 29, 2004 (UNAUDITED)            COLUMBIA FUNDS



                                                                   COMMON                  INTERNATIONAL     MID CAP     SMALL CAP
                                                                    STOCK       GROWTH         STOCK         GROWTH       GROWTH
                                                                  FUND ($)     FUND ($)       FUND ($)      FUND ($)      FUND ($)
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FOREIGN CURRENCY, FUTURES CONTRACTS AND FOREIGN
    CAPITAL GAINS TAX:
   Net realized gain (loss) on:
      Unaffiliated investments                                   42,736,790   63,181,126      16,874,142   73,956,697    88,360,265
      Affiliated investments                                      3,150,135           --              --           --            --
      Foreign currency transactions                                      --           --        (127,635)          --            --
      Futures contracts                                                  --           --              --           --            --
                                                                 ----------   ----------   -------------   ----------   -----------
         Net realized gain                                       45,886,925   63,181,126      16,746,507   73,956,697    88,360,265
                                                                 ----------   ----------   -------------   ----------   -----------
   Change in net unrealized appreciation/depreciation on:
      Investments                                                 4,948,391   21,879,434      58,739,481   12,544,784    13,696,464
      Foreign currency translations                                      --           --         214,196           --            --
      Futures contracts                                                  --           --              --           --            --
      Foreign capital gains tax                                          --           --        (653,372)          --            --
                                                                 ----------   ----------   -------------   ----------   -----------
         Net change in net unrealized appreciation/depreciation   4,948,391   21,879,434      58,300,305   12,544,784    13,696,464
                                                                 ----------   ----------   -------------   ----------   -----------
   Net Gain                                                      50,835,316   85,060,560      75,046,812   86,501,481   102,056,729
                                                                 ----------   ----------   -------------   ----------   -----------
   Net Increase Resulting from Operations                        51,833,033   85,092,064      74,882,748   82,609,609    98,223,413




                                                                 REAL ESTATE                 STRATEGIC                  SHORT TERM
                                                                   EQUITY      TECHNOLOGY    INVESTOR      BALANCED        BOND
                                                                   FUND ($)      FUND ($)     FUND ($)     FUND ($)      FUND ($)
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FOREIGN CURRENCY, FUTURES CONTRACTS AND FOREIGN
    CAPITAL GAINS TAX:
   Net realized gain (loss) on:
      Unaffiliated investments                                    10,157,402    4,980,062    24,487,535   46,202,554       982,197
      Affiliated investments                                              --           --            --    2,860,757            --
      Foreign currency transactions                                       --           39       (91,065)          --            --
      Futures contracts                                                   --           --            --           --      (400,390)
                                                                 -----------   ----------   -----------   ----------    ----------
         Net realized gain                                        10,157,402    4,980,101    24,396,470   49,063,311       581,807
                                                                 -----------   ----------   -----------   ----------    ----------
   Change in net unrealized appreciation/depreciation on:
      Investments                                                145,498,133    1,726,947    24,975,175    5,984,289     4,376,512
      Foreign currency translations                                       --           --            13           --            --
      Futures contracts                                                   --           --            --           --       (68,907)
      Foreign capital gains tax                                           --           --            --           --            --
                                                                 -----------   ----------   -----------   ----------    ----------
         Net change in net unrealized appreciation/depreciation  145,498,133    1,726,947    24,975,188    5,984,289     4,307,605
                                                                 -----------   ----------   -----------   ----------    ----------
   Net Gain                                                      155,655,535    6,707,048    49,371,658   55,047,600     4,889,412
                                                                 -----------   ----------   -----------   ----------    ----------
   Net Increase Resulting from Operations                        176,096,514    6,444,493    49,837,695   60,674,273    10,508,067




                                                                    FIXED      NATIONAL     OREGON
                                                                   INCOME     MUNICIPAL    MUNICIPAL                   DAILY
                                                                 SECURITIES     BOND        BOND        HIGH YIELD     INCOME
                                                                   FUND ($)     FUND ($)   FUND ($)      FUND ($)    COMPANY ($)
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FOREIGN CURRENCY, FUTURES CONTRACTS AND FOREIGN
    CAPITAL GAINS TAX:
   Net realized gain (loss) on:
      Unaffiliated investments                                    4,469,498     101,566    2,274,158     7,138,103            --
      Affiliated investments                                             --          --           --            --            --
      Foreign currency transactions                                      --          --           --            --            --
      Futures contracts                                                  --          --           --            --            --
                                                                 ----------   ---------   ----------   -----------   -----------
         Net realized gain                                        4,469,498     101,566    2,274,158     7,138,103            --
                                                                 ----------   ---------   ----------   -----------   -----------
   Change in net unrealized appreciation/depreciation on:
      Investments                                                 6,446,913     588,784   19,157,214    51,523,061            --
      Foreign currency translations                                      --          --           --            --            --
      Futures contracts                                                  --          --           --            --            --
      Foreign capital gains tax                                          --          --           --            --            --
                                                                 ----------   ---------   ----------   -----------   -----------
         Net change in net unrealized appreciation/depreciation   6,446,913     588,784   19,157,214    51,523,061            --
                                                                 ----------   ---------   ----------   -----------   -----------
   Net Gain                                                      10,916,411     690,350   21,431,372    58,661,164            --
                                                                 ----------   ---------   ----------   -----------   -----------
   Net Increase Resulting from Operations                        20,098,396     978,712   31,226,336   109,600,201     1,421,492



                 See Accompanying Notes to Financial Statements.

                                 112-113 Spread

STATEMENTS OF CHANGES IN NET ASSETS_____________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS



                                                                          COMMON STOCK FUND
                                                        ------------------------------------------------
                                                        (UNAUDITED)
                                                        SIX MONTHS          PERIOD             YEAR
                                                          ENDED             ENDED              ENDED
                                                        FEBRUARY 29,       AUGUST 31,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                      2004 (a)($)       2003 (b)($)       2002 (c)($)
--------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                              997,717         1,506,437         2,314,001
   Net realized gain (loss) on investments and
      foreign currency transactions                       45,886,925       (10,351,264)      (76,671,127)
   Net change in unrealized appreciation/depreciation
      on investments, foreign currency translations
      and foreign capital gains tax                        4,948,391        70,348,296       (87,529,297)
                                                        ------------      ------------      ------------
         Net increase (decrease) resulting from
           operations                                     51,833,033        61,503,469      (161,886,423)
--------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A                                                   (707)               --               (24)
      Class B                                                     --                --              (365)
      Class D                                                     --                --              (105)
      Class Z                                             (2,316,802)               --        (2,325,116)
   Return of capital:
      Class Z                                                     --                --                --
                                                        ------------      ------------      ------------
          Total distributions to shareholders             (2,317,509)               --        (2,325,610)
--------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                           (62,557,474)      (49,688,127)     (100,375,770)
                                                        ------------      ------------      ------------
REDEMPTION FEES                                                   --                --                --
                                                        ------------      ------------      ------------
   Net increase (decrease) in net assets                 (13,041,950)       11,815,342      (264,587,803)
--------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                   428,624,718       416,809,376       681,397,179
   End of period                                         415,582,768       428,624,718       416,809,376
                                                        ------------      ------------      ------------
   Undistributed (overdistributed) net investment
      income at end of period                                186,654         1,506,446                --
   Accumulated net investment loss at end of period               --                --                --




                                                                            GROWTH FUND
                                                        --------------------------------------------------
                                                         (UNAUDITED)
                                                         SIX MONTHS          PERIOD             YEAR
                                                           ENDED             ENDED             ENDED
                                                        FEBRUARY 29,       AUGUST 31,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                       2004 (a)($)       2003 (b)($)        2002 (d)($)
-----------------------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income (loss)                               31,504           (67,881)           (334,512)
   Net realized gain (loss) on investments and
      foreign currency transactions                       63,181,126         6,034,740        (234,361,212)
   Net change in unrealized appreciation/depreciation
      on investments, foreign currency translations
      and foreign capital gains tax                       21,879,434       138,988,772        (189,831,805)
                                                        ------------      ------------      --------------
         Net increase (decrease) resulting from
           operations                                     85,092,064       144,955,631        (424,527,529)
-----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A                                                     --                --                  --
      Class B                                                     --                --                  --
      Class D                                                     --                --                  --
      Class Z                                                     --                --                  --
   Return of capital:
      Class Z                                                     --                --                  --
                                                        ------------      ------------      --------------
          Total distributions to shareholders                     --                --                  --
-----------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                           (54,635,971)      (43,866,493)        (72,669,754)
                                                        ------------      ------------      --------------
REDEMPTION FEES                                                   --                --                  --
                                                        ------------      ------------      --------------
   Net increase (decrease) in net assets                  30,456,093       101,089,138        (497,197,283)
-----------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                   929,736,252       828,647,114       1,325,844,397
   End of period                                         960,192,345       929,736,252         828,647,114
                                                        ------------      ------------      --------------
   Undistributed (overdistributed) net investment
      income at end of period                                 30,215                --                  --
   Accumulated net investment loss at end of period               --            (1,289)                 --




                                                                    INTERNATIONAL STOCK FUND
                                                        --------------------------------------------
                                                         (UNAUDITED)
                                                         SIX MONTHS       PERIOD           YEAR
                                                           ENDED           ENDED          ENDED
                                                        FEBRUARY 29,     AUGUST 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                       2004 (a)($)      2003 (b)($)    2002 (c)($)
-----------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                             (164,064)      1,285,611         (60,403)
   Net realized gain (loss) on investments and
      foreign currency transactions                       16,746,507      (4,669,563)    (16,450,936)
   Net change in unrealized appreciation/depreciation
      on investments, foreign currency translations
      and foreign capital gains tax                       58,300,305      32,813,483      (5,145,567)
                                                        ------------    ------------    ------------
         Net increase (decrease) resulting from
           operations                                     74,882,748      29,429,531     (21,656,906)
-----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A                                                     --              --              --
      Class B                                                     --              --              --
      Class D                                                     --              --              --
      Class Z                                             (1,289,659)             --        (102,850)
   Return of capital:
      Class Z                                                     --              --        (403,799)
                                                        ------------    ------------    ------------
          Total distributions to shareholders             (1,289,659)             --        (506,649)
-----------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                           187,903,043      76,764,211      61,510,684
                                                        ------------    ------------    ------------
REDEMPTION FEES                                               43,624         164,843              --
                                                        ------------    ------------    ------------
   Net increase (decrease) in net assets                 261,539,756     106,358,585      39,347,129
-----------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                   281,331,559     174,972,974     135,625,845
   End of period                                         542,871,315     281,331,559     174,972,974
                                                        ------------    ------------    ------------
   Undistributed (overdistributed) net investment
      income at end of period                                     --       1,284,980              --
   Accumulated net investment loss at end of period         (168,743)             --         (14,405)




                                                                        MID CAP GROWTH FUND
                                                        ------------------------------------------------
                                                         (UNAUDITED)
                                                          SIX MONTHS          PERIOD           YEAR
                                                            ENDED             ENDED            ENDED
                                                         FEBRUARY 29,       AUGUST 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                        2004 (a)($)       2003 (b)($)      2002 (e)($)
---------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                             (3,891,872)       (4,889,028)     (5,336,228)
   Net realized gain (loss) on investments and
      foreign currency transactions                         73,956,697        17,148,448     (89,710,944)
   Net change in unrealized appreciation/depreciation
      on investments, foreign currency translations
      and foreign capital gains tax                         12,544,784       179,938,855    (104,900,709)
                                                        --------------    --------------    ------------
         Net increase (decrease) resulting from
           operations                                       82,609,609       192,198,275    (199,947,881)
---------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A                                                       --                --              --
      Class B                                                       --                --              --
      Class D                                                       --                --              --
      Class Z                                                       --                --              --
   Return of capital:
      Class Z                                                       --                --              --
                                                        --------------    --------------    ------------
          Total distributions to shareholders                       --                --              --
--------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                             (51,453,393)        7,917,882     252,934,343
                                                        --------------    --------------    ------------
REDEMPTION FEES                                                     --                --              --
                                                        --------------    --------------    ------------
   Net increase (decrease) in net assets                    31,156,216       200,116,157      52,986,462
--------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                   1,039,173,853       839,057,696     786,071,234
   End of period                                         1,070,330,069     1,039,173,853     839,057,696
                                                        --------------    --------------    ------------
   Undistributed (overdistributed) net investment
      income at end of period                                       --                --              --
   Accumulated net investment loss at end of period         (3,894,057)           (2,185)         (3,410)




                                                                    SMALL CAP GROWTH FUND
                                                        --------------------------------------------
                                                        (UNAUDITED)
                                                         SIX MONTHS        PERIOD          YEAR
                                                           ENDED           ENDED           ENDED
                                                        FEBRUARY 29,     AUGUST 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                        2004 ($)       2003 (b)($)      2002 ($)
-----------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                           (3,833,316)     (3,758,177)     (5,349,560)
   Net realized gain (loss) on investments and
      foreign currency transactions                       88,360,265      29,590,977    (116,601,064)
   Net change in unrealized appreciation/depreciation
      on investments, foreign currency translations
      and foreign capital gains tax                       13,696,464     124,510,064     (70,989,821)
                                                        ------------    ------------    ------------
         Net increase (decrease) resulting from
           operations                                     98,223,413     150,342,864    (192,940,445)
-----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A                                                     --              --              --
      Class B                                                     --              --              --
      Class D                                                     --              --              --
      Class Z                                                     --              --              --
   Return of capital:
      Class Z                                                     --              --              --
                                                        ------------    ------------    ------------
          Total distributions to shareholders                     --              --              --
----------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                            48,205,821      (5,758,359)     68,005,564
                                                        ------------    ------------    ------------
REDEMPTION FEES                                                   --              --              --
                                                        ------------    ------------    ------------
   Net increase (decrease) in net assets                 146,429,234     144,584,505    (124,934,881)
----------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                   637,615,573     493,031,068     617,965,949
   End of period                                         784,044,807     637,615,573     493,031,068
                                                        ------------    ------------    ------------
   Undistributed (overdistributed) net investment
      income at end of period                                     --         180,997         180,997
   Accumulated net investment loss at end of period       (3,652,319)             --              --


(a)  Class C shares were initially offered on October 13, 2003.
(b)  The Fund changed its fiscal year end from December 31 to August 31.
(c)  Effective November 1, 2002, the Fund began offering four classes of shares:
     Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.
(d)  Effective November 1, 2002, the Fund began offering five classes of shares:
     Class A, Class B, Class D, Class G and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.
(e)  Effective November 1, 2002, the Fund began offering six classes of shares:
     Class A, Class B, Class D, Class G, Class T and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.


                 See Accompanying Notes to Financial Statements.

                                 114-115 Spread

STATEMENTS OF CHANGES IN NET ASSETS_____________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS



                                                                      REAL ESTATE EQUITY FUND
                                                           ----------------------------------------------
                                                             (UNAUDITED)
                                                             SIX MONTHS         PERIOD         YEAR
                                                               ENDED            ENDED          ENDED
                                                            FEBRUARY 29,      AUGUST 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                           2004 (a)($)      2003 (b)($)    2002 (c)($)
---------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                20,440,979      16,618,449      33,395,460
   Net realized gain (loss) on investments, foreign
      currency transactions and futures contracts              10,157,402       8,176,522     (12,684,181)
   Net change in unrealized appreciation/depreciation
      on investments, foreign currency translations
      and futures contracts                                   145,498,133     124,974,925      (5,589,540)
                                                           --------------    ------------    ------------
         Net increase (decrease) resulting from
          operations                                          176,096,514     149,769,896      15,121,739
---------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A                                                    (355,289)        (64,007)        (11,804)
      Class B                                                     (77,449)        (26,629)        (12,009)
      Class C                                                      (2,154)             --              --
      Class D                                                     (54,362)        (18,629)         (4,519)
      Class G                                                          --              --              --
      Class T                                                          --              --              --
      Class Z                                                 (16,762,574)    (11,791,170)    (29,889,702)
   From net realized gains:
      Class A                                                    (177,644)             --              --
      Class B                                                     (51,632)             --              --
      Class C                                                      (3,877)             --              --
      Class D                                                     (34,947)             --              --
      Class Z                                                  (7,543,158)             --              --
   Return of capital:
      Class Z                                                          --              --      (3,915,328)
                                                           --------------    ------------    ------------
         Total distributions to shareholders                  (25,063,086)    (11,900,435)    (33,833,362)
---------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                                 31,588,760      (9,506,449)    174,112,297
                                                           --------------    ------------    ------------
   Net increase (decrease) in net assets                      182,622,188     128,363,012     155,400,674
---------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                        905,353,520     776,990,508     621,589,834
   End of period                                            1,087,975,708     905,353,520     776,990,508
                                                           --------------    ------------    ------------
   Undistributed (overdistributed) net investment income
      at end of period                                          7,907,165       4,718,014       5,750,071
   Accumulated net investment loss at end of period                    --              --              --





                                                                         TECHNOLOGY FUND
                                                           --------------------------------------------
                                                            (UNAUDITED)
                                                            SIX MONTHS        PERIOD           YEAR
                                                              ENDED           ENDED           ENDED
                                                            FEBRUARY 29,     AUGUST 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                          2004 (a)($)     2003 (b)($)     2002 (C)($)
--------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                               (262,555)       (97,458)      (122,568)
   Net realized gain (loss) on investments, foreign
      currency transactions and futures contracts            4,980,101      3,262,715     (4,188,861)
   Net change in unrealized appreciation/depreciation
      on investments, foreign currency translations
      and futures contracts                                  1,726,947      2,813,873       (748,526)
                                                           -----------    -----------    -----------
         Net increase (decrease) resulting from
           operations                                        6,444,493      5,979,130     (5,059,955)
-----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A                                                       --             --             --
      Class B                                                       --             --             --
      Class C                                                       --             --             --
      Class D                                                       --             --             --
      Class G                                                       --             --             --
      Class T                                                       --             --             --
      Class Z                                                       --             --             --
   From net realized gains:
      Class A                                                       --             --             --
      Class B                                                       --             --             --
      Class C                                                       --             --             --
      Class D                                                       --             --             --
      Class Z                                                       --             --             --
   Return of capital:
      Class Z                                                       --             --             --
                                                           -----------    -----------    -----------
         Total distributions to shareholders                        --             --             --
----------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                              12,572,189      7,256,837      2,738,412
                                                           -----------    -----------    -----------
   Net increase (decrease) in net assets                    19,016,682     13,235,967     (2,321,543)
----------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                      21,299,487      8,063,520     10,385,063
   End of period                                            40,316,169     21,299,487      8,063,520
                                                           -----------    -----------    -----------
   Undistributed (overdistributed) net investment income
      at end of period                                              --             --             --
   Accumulated net investment loss at end of period           (262,555)            --             --



                                                                        STRATEGIC INVESTOR FUND
                                                           --------------------------------------------
                                                            (UNAUDITED)
                                                            SIX MONTHS        PERIOD          YEAR
                                                              ENDED           ENDED           ENDED
                                                           FEBRUARY 29,      AUGUST 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                          2004 (a)($)     2003 (b)($)     2002 (c)($)
-------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                 466,037       1,290,099       1,880,227
   Net realized gain (loss) on investments, foreign
      currency transactions and futures contracts            24,396,470       1,254,211     (27,776,780)
   Net change in unrealized appreciation/depreciation
      on investments, foreign currency translations
      and futures contracts                                  24,975,188      47,457,001     (13,657,887)
                                                           ------------    ------------    ------------
         Net increase (decrease) resulting from
           operations                                        49,837,695      50,001,311     (39,554,440)
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A                                                  (258,188)             --              --
      Class B                                                        --              --              --
      Class C                                                        --              --              --
      Class D                                                        --              --              --
      Class G                                                        --              --              --
      Class T                                                        --              --              --
      Class Z                                                (1,487,644)             --      (1,839,312)
   From net realized gains:
      Class A                                                        --              --              --
      Class B                                                        --              --              --
      Class C                                                        --              --              --
      Class D                                                        --              --              --
      Class Z                                                        --              --        (376,144)
   Return of capital:
      Class Z                                                        --              --              --
                                                           ------------    ------------    ------------
         Total distributions to shareholders                 (1,745,832)             --      (2,215,456)
-------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                                6,741,340     (24,174,510)    168,107,411
                                                           ------------    ------------    ------------
   Net increase (decrease) in net assets                     54,833,203      25,826,801     126,337,515
-------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                      291,668,021     265,841,220     139,503,705
   End of period                                            346,501,224     291,668,021     265,841,220
                                                           ------------    ------------    ------------
   Undistributed (overdistributed) net investment income
      at end of period                                           74,642       1,354,437          62,338
   Accumulated net investment loss at end of period                  --              --              --




                                                                           BALANCED FUND
                                                           --------------------------------------------
                                                            (UNAUDITED)
                                                            SIX MONTHS       PERIOD            YEAR
                                                              ENDED           ENDED           ENDED
                                                           FEBRUARY 29,    AUGUST 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                          2004 (a)($)     2003 (b)($)     2002 (c)($)
-------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                               5,626,673       8,623,814      20,794,186
   Net realized gain (loss) on investments, foreign
currency
      transactions and futures contracts                     49,063,311      (2,740,428)    (71,176,504)
   Net change in unrealized appreciation/depreciation
      on investments, foreign currency translations
      and futures contracts                                   5,984,289      58,617,792     (68,893,518)
                                                           ------------    ------------    ------------
   Net increase (decrease) resulting from operations         60,674,273      64,501,178    (119,275,836)
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A                                                    (6,557)         (2,855)           (693)
      Class B                                                   (12,633)         (8,639)         (2,254)
      Class C                                                      (576)             --              --
      Class D                                                    (2,553)         (2,920)         (1,798)
      Class G                                                        --              --              --
      Class T                                                        --              --              --
      Class Z                                                (5,925,889)     (6,954,163)    (21,201,650)
   From net realized gains:
      Class A                                                        --              --              --
      Class B                                                        --              --              --
      Class C                                                        --              --              --
      Class D                                                        --              --              --
      Class Z                                                        --              --              --
   Return of capital:
      Class Z                                                        --              --              --
                                                           ------------    ------------    ------------
         Total distributions to shareholders                 (5,948,208)     (6,968,577)    (21,206,395)
-------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                              (77,832,268)    (81,831,327)   (173,776,980)
                                                           ------------    ------------    ------------
   Net increase (decrease) in net assets                    (23,106,203)    (24,298,726)   (314,259,211)
-------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                      645,191,357     669,490,083     983,749,294
   End of period                                            622,085,154     645,191,357     669,490,083
                                                           ------------    ------------    ------------
   Undistributed (overdistributed) net investment income
      at end of period                                        1,300,714       1,622,249        (355,183)
   Accumulated net investment loss at end of period                  --              --              --




                                                                         SHORT TERM BOND FUND
                                                           --------------------------------------------
                                                            (UNAUDITED)
                                                            SIX MONTHS        PERIOD          YEAR
                                                              ENDED           ENDED           ENDED
                                                           FEBRUARY 29,     AUGUST 31,     DECEMBER 31,
                                                            2004 (a)($)     2003 (b)($)     2002 (d)($)
-------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                               5,618,655       7,314,353       3,936,510
   Net realized gain (loss) on investments, foreign
currency
      transactions and futures contracts                        581,807       1,411,670          (5,253)
   Net change in unrealized appreciation/depreciation
      on investments, foreign currency translations
      and futures contracts                                   4,307,605      (5,882,484)      2,802,185
                                                           ------------    ------------    ------------
   Net increase (decrease) resulting from operations         10,508,067       2,843,539       6,733,442
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A                                                  (285,984)       (300,551)         (7,886)
      Class B                                                  (146,576)       (163,965)         (6,548)
      Class C                                                    (7,165)             --              --
      Class D                                                  (156,456)       (153,332)         (9,865)
      Class G                                                    (9,597)        (19,560)         (2,198)
      Class T                                                  (264,414)       (449,409)        (48,546)
      Class Z                                                (4,672,599)     (6,343,155)     (3,843,068)
   From net realized gains:
      Class A                                                        --              --              --
      Class B                                                        --              --              --
      Class C                                                        --              --              --
      Class D                                                        --              --              --
      Class Z                                                        --              --         (18,783)
   Return of capital:
      Class Z                                                        --              --              --
                                                           ------------    ------------    ------------
         Total distributions to shareholders                 (5,542,791)     (7,429,972)     (3,936,894)
-------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                              (10,657,082)    186,414,680     301,621,677
                                                           ------------    ------------    ------------
   Net increase (decrease) in net assets                     (5,691,806)    181,828,247     304,418,225
-------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                      549,176,077     367,347,830      62,929,605
   End of period                                            543,484,271     549,176,077     367,347,830
                                                           ------------    ------------    ------------
   Undistributed (overdistributed) net investment income
      at end of period                                           81,538           5,674        (204,761)
   Accumulated net investment loss at end of period                  --              --              --


(a)  Class C shares were initially offered on October 13, 2003.
(b)  The Fund changed its fiscal year end from December 31 to August 31.
(c)  Effective November 1, 2002, the Fund began offering four classes of shares:
     Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.
(d)  Effective November 1, 2002, the Fund began offering six classes of shares:
     Class A, Class B, Class D, Class G, Class T and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.


                 See Accompanying Notes to Financial Statements.

                                 116-117 Spread

STATEMENTS OF CHANGES IN NET ASSETS_____________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS



                                                                            FIXED INCOME
                                                                           SECURITIES FUND
                                                           --------------------------------------------
                                                           (UNAUDITED)
                                                            SIX MONTHS        PERIOD          YEAR
                                                               ENDED          ENDED           ENDED
                                                           FEBRUARY 29,     AUGUST 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                          2004 (a)($)    2003 (b)($)     2002 (c)($)
-------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                      9,181,985      13,690,036      24,670,569
   Net realized gain (loss) on investments                    4,469,498       9,807,289      (2,558,516)
   Net change in unrealized appreciation/depreciation
      on investments                                          6,446,913     (17,070,804)     14,601,556
                                                           ------------    ------------    ------------
         Net increase resulting from operations              20,098,396       6,426,521      36,713,609
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A                                                  (156,602)        (81,788)         (1,157)
      Class B                                                   (68,765)        (56,382)         (2,638)
      Class C                                                      (832)             --              --
      Class D                                                   (39,878)        (34,961)         (1,013)
      Class Z                                                (9,386,455)    (14,154,256)    (25,339,044)
   From net realized gains:
      Class A                                                        --              --              --
      Class B                                                        --              --              --
      Class C                                                        --              --              --
      Class D                                                        --              --              --
      Class Z                                                        --              --              --
                                                           ------------    ------------    ------------
         Total distributions to shareholders                 (9,652,532)    (14,327,387)    (25,343,852)
-------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                             (125,560,130)    (21,870,137)     73,248,344
                                                           ------------    ------------    ------------
   Net increase (decrease) in net assets                   (115,114,266)    (29,771,003)     84,618,101
-------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                      520,590,597     550,361,600     465,743,499
   End of period                                            405,476,331     520,590,597     550,361,600
                                                           ------------    ------------    ------------
   Undistributed (overdistributed) net investment income
      at end of period                                       (1,230,558)       (760,011)       (885,594)




                                                                      NATIONAL MUNICIPAL
                                                                          BOND FUND
                                                           -------------------------------------------
                                                           (UNAUDITED)
                                                           SIX MONTHS        PERIOD          YEAR
                                                              ENDED          ENDED           ENDED
                                                           FEBRUARY 29,    AUGUST 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                         2004 (a)($)     2003 (b)($)     2002 (c)($)
------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                        288,362        430,023         603,412
   Net realized gain (loss) on investments                      101,566         56,187          88,597
   Net change in unrealized appreciation/depreciation
      on investments                                            588,784       (330,997)        631,224
                                                           ------------    -----------    ------------
         Net increase resulting from operations                 978,712        155,213       1,323,233
------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A                                                   (10,954)        (6,156)           (200)
      Class B                                                    (9,525)        (7,532)           (232)
      Class C                                                    (7,655)            --              --
      Class D                                                    (7,520)        (5,576)           (147)
      Class Z                                                  (252,086)      (413,051)       (598,784)
   From net realized gains:
      Class A                                                    (6,106)          (310)           (230)
      Class B                                                    (5,641)          (477)           (784)
      Class C                                                    (6,127)            --              --
      Class D                                                    (3,786)          (337)           (220)
      Class Z                                                   (98,282)       (12,706)        (66,172)
                                                           ------------    -----------    ------------
         Total distributions to shareholders                   (407,682)      (446,145)       (666,769)
------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                                 (298,022)      (584,781)      2,233,945
                                                           ------------    -----------    ------------
   Net increase (decrease) in net assets                        273,008       (875,713)      2,890,409
------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                       15,783,542     16,659,255      13,768,846
   End of period                                             16,056,550     15,783,542      16,659,255
                                                           ------------    -----------    ------------
   Undistributed (overdistributed) net investment income
      at end of period                                            3,206          2,584           4,896





                                                                         OREGON MUNICIPAL
                                                                            BOND FUND
                                                           --------------------------------------------
                                                           (UNAUDITED)
                                                            SIX MONTHS       PERIOD           YEAR
                                                              ENDED           ENDED           ENDED
                                                           FEBRUARY 29,     AUGUST 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                          2004 (a)($)     2003 (b)($)     2002 (c)($)
-------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                      9,794,964      14,184,403      22,413,341
   Net realized gain (loss) on investments                    2,274,158       3,354,784       3,932,577
   Net change in unrealized appreciation/depreciation
      on investments                                         19,157,214     (13,131,352)     17,775,246
                                                           ------------    ------------    ------------
         Net increase resulting from operations              31,226,336       4,407,835      44,121,164
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A                                                   (44,532)        (24,517)           (932)
      Class B                                                   (18,578)        (14,008)         (1,094)
      Class C                                                      (651)             --              --
      Class D                                                   (13,330)        (15,469)         (1,673)
      Class Z                                                (9,702,874)    (14,116,676)    (22,348,370)
   From net realized gains:
      Class A                                                   (28,393)         (1,127)         (1,987)
      Class B                                                   (15,169)           (532)         (2,513)
      Class C                                                      (702)             --              --
      Class D                                                    (9,045)           (496)         (2,990)
      Class Z                                                (5,411,624)       (299,094)     (5,015,648)
                                                           ------------    ------------    ------------
         Total distributions to shareholders                (15,244,898)    (14,471,919)    (27,375,207)
-------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                              (18,880,470)    (10,834,612)      1,779,138
                                                           ------------    ------------    ------------
   Net increase (decrease) in net assets                     (2,899,032)    (20,898,696)     18,525,095
-------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                      489,264,272     510,162,968     491,637,873
   End of period                                            486,365,240     489,264,272     510,162,968
                                                           ------------    ------------    ------------
   Undistributed (overdistributed) net investment income
      at end of period                                          156,547         141,548         131,976




                                                                             HIGH YIELD FUND
                                                           ------------------------------------------------
                                                             (UNAUDITED)
                                                             SIX MONTHS         PERIOD             YEAR
                                                                ENDED            ENDED            ENDED
                                                            FEBRUARY 29,       AUGUST 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                           2004 (a)($)       2003 (b)($)      2002 (c)($)
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                       50,939,037        50,179,150      29,377,465
   Net realized gain (loss) on investments                      7,138,103         2,667,555     (27,771,338)
   Net change in unrealized appreciation/depreciation
      on investments                                           51,523,061         7,100,037       9,777,957
                                                           --------------    --------------    ------------
         Net increase resulting from operations               109,600,201        59,946,742      11,384,084
-----------------------------------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A                                                  (7,281,794)       (4,682,562)       (111,753)
      Class B                                                  (2,646,504)       (2,122,494)        (63,166)
      Class C                                                    (130,142)               --              --
      Class D                                                  (2,989,217)       (2,591,969)        (57,867)
      Class Z                                                 (41,791,468)      (44,079,371)    (30,110,118)
   From net realized gains:
      Class A                                                          --                --              --
      Class B                                                          --                --              --
      Class C                                                          --                --              --
      Class D                                                          --                --              --
      Class Z                                                          --                --              --
                                                           --------------    --------------    ------------
         Total distributions to shareholders                  (54,839,125)      (53,476,396)    (30,342,904)
-----------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                                239,105,798       806,131,939     551,477,756
                                                           --------------    --------------    ------------
   Net increase (decrease) in net assets                      293,866,874       812,602,285     532,518,936
-----------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                      1,584,115,062       771,512,777     238,993,841
   End of period                                            1,877,981,936     1,584,115,062     771,512,777
                                                           --------------    --------------    ------------
   Undistributed (overdistributed) net investment income
      at end of period                                         (7,643,402)       (3,743,314)       (989,027)





                                                                        DAILY INCOME COMPANY
                                                           ------------------------------------------------
                                                            (UNAUDITED)
                                                            SIX MONTHS        PERIOD            YEAR
                                                               ENDED           ENDED            ENDED
                                                           FEBRUARY 29,       AUGUST 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                            2004($)        2003 (b)($)        2002 ($)
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                      1,421,492         3,560,546        14,142,055
   Net realized gain (loss) on investments                           --                --                --
   Net change in unrealized appreciation/depreciation
      on investments                                                 --                --                --
                                                           ------------    --------------    --------------
         Net increase resulting from operations               1,421,492         3,560,546        14,142,055
-----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A                                                        --                --                --
      Class B                                                        --                --                --
      Class C                                                        --                --                --
      Class D                                                        --                --                --
      Class Z                                                (1,421,492)       (3,560,546)      (14,142,055)
   From net realized gains:
      Class A                                                        --                --                --
      Class B                                                        --                --                --
      Class C                                                        --                --                --
      Class D                                                        --                --                --
      Class Z                                                        --                --                --
                                                           ------------    --------------    --------------
         Total distributions to shareholders                 (1,421,492)       (3,560,546)      (14,142,055)
-----------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                             (148,461,758)     (237,911,017)     (117,460,299)
                                                           ------------    --------------    --------------
   Net increase (decrease) in net assets                   (148,461,758)     (237,911,017)     (117,460,299)
-----------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                      898,163,881     1,136,074,898     1,253,535,197
   End of period                                            749,702,123       898,163,881     1,136,074,898
                                                           ------------    --------------    --------------
   Undistributed (overdistributed) net investment income
      at end of period                                               --                --                --


(a)  Class C shares were initially offered on October 13, 2003.
(b)  The Fund changed its fiscal year end from December 31 to August 31.
(c)  Effective November 1, 2002, the Fund began offering four classes of shares:
     Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.


                 See Accompanying Notes to Financial Statements.

                                 118-119 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY____________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS



                                                                            COMMON STOCK FUND
                                                ----------------------------------------------------------------------------------
                                                       (UNAUDITED)
                                                     SIX MONTHS ENDED             PERIOD ENDED                 YEAR ENDED
                                                  FEBRUARY 29, 2004 (a)        AUGUST 31, 2003 (b)        DECEMBER 31, 2002 (c)
                                                -------------------------   -------------------------   --------------------------
                                                  SHARES      DOLLARS ($)     SHARES      DOLLARS ($)     SHARES       DOLLARS ($)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
   Subscriptions                                    29,529        545,798       10,945        170,123         2,138         31,961
   Proceeds received in connection with merger          --             --           --             --            --             --
   Distributions reinvested                             36            655           --             --             2             24
   Redemptions                                      (4,958)       (93,468)        (117)        (1,878)           --             --
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase                                  24,607        452,985       10,828        168,245         2,140         31,985

CLASS B:
   Subscriptions                                    81,012      1,480,218       36,205        551,074         7,642        117,918
   Distributions reinvested                             --             --           --             --            25            365
   Redemptions                                     (17,148)      (313,452)      (7,327)      (107,471)         (328)        (5,120)
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase                                  63,864      1,166,766       28,878        443,603         7,339        113,163

CLASS C:
   Subscriptions                                     8,474        154,614           --             --            --             --
   Redemptions                                      (5,960)      (113,868)          --             --            --             --
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase                                   2,514         40,746           --             --            --             --

CLASS D:
   Subscriptions                                     1,445         24,548       16,394        259,863         2,972         46,518
   Distributions reinvested                             --             --           --             --             7            105
   Redemptions                                         (81)        (1,528)     (11,846)      (192,430)         (968)       (14,682)
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase (decrease)                        1,364         23,020        4,548         67,433         2,011         31,941

CLASS G:
   Subscriptions                                        --             --           --             --            --             --
   Proceeds received in connection with merger          --             --           --             --            --             --
   Redemptions                                          --             --           --             --            --             --
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase (decrease)                           --             --           --             --            --             --

CLASS Z:
   Subscriptions                                 1,861,410     34,215,864    3,346,207     52,008,289     7,624,871    129,705,574*
   Proceeds received in connection with merger          --             --           --             --            --             --
   Distributions reinvested                        124,008      2,261,905           --             --       153,392      2,267,130
   Redemptions                                  (5,493,078)  (100,718,760)  (6,523,031)  (102,375,697)  (13,944,732)  (232,525,563)
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net decrease                              (3,507,660)   (64,240,991)  (3,176,824)   (50,367,408)   (6,166,469)  (100,552,859)




                                                                                 GROWTH FUND
                                                ----------------------------------------------------------------------------------
                                                       (UNAUDITED)
                                                     SIX MONTHS ENDED             PERIOD ENDED                 YEAR ENDED
                                                  FEBRUARY 29, 2004 (a)        AUGUST 31, 2003 (b)        DECEMBER 31, 2002 (d)
                                                -------------------------   -------------------------   --------------------------
                                                  SHARES      DOLLARS ($)     SHARES      DOLLARS ($)     SHARES       DOLLARS ($)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
   Subscriptions                                    44,722      1,157,299       50,514      1,127,877         6,415        135,724
   Proceeds received in connection with merger          --             --           --             --       142,906      3,133,045
   Distributions reinvested                             --             --           --             --            --             --
   Redemptions                                     (17,907)      (463,735)     (26,317)      (600,530)       (1,651)       (35,026)
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase                                  26,815        693,564       24,197        527,347       147,670      3,233,743

CLASS B:
  Subscriptions                                     48,434      1,239,802       31,960        722,252         5,492        119,511
   Distributions reinvested                             --             --           --             --            --             --
   Redemptions                                      (2,443)       (62,346)      (5,060)      (113,169)           --             --
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase                                  45,991      1,177,456       26,900        609,083         5,492        119,511

CLASS C:
   Subscriptions                                     8,232        210,674           --             --            --             --
   Redemptions                                      (4,536)      (117,607)          --             --            --             --
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase                                   3,696         93,067           --             --            --             --

CLASS D:
   Subscriptions                                     4,808        117,607       13,491        309,866         4,966        105,516
   Distributions reinvested                             --             --           --             --            --             --
   Redemptions                                      (5,771)      (142,663)      (6,462)      (148,435)           --             --
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase (decrease)                         (963)       (25,056)       7,029        161,431         4,966        105,516

CLASS G:
   Subscriptions                                     2,442         62,372        5,008        110,114           780         16,449
   Proceeds received in connection with merger          --             --           --             --       668,443     14,636,657
   Redemptions                                     (35,180)      (903,091)     (58,288)    (1,271,125)      (11,143)      (235,662)
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase (decrease)                      (32,738)      (840,719)     (53,280)    (1,161,011)      658,080     14,417,444

CLASS Z:
   Subscriptions                                 2,540,421     65,695,157    3,770,779     84,770,150     6,673,385    165,334,435
   Proceeds received in connection with merger          --             --           --             --     4,131,819     90,545,496
   Distributions reinvested                             --             --           --             --           100          2,235
   Redemptions                                  (4,680,162)  (121,429,440)  (5,869,216)  (128,773,493)  (14,167,826)  (346,428,134)
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net decrease                              (2,139,741)   (55,734,283)  (2,098,437)   (44,003,343)   (3,362,522)   (90,545,968)


*   Includes $4,174 of securities received in an in-kind transfer.
(a) Class C shares were initially offered on October 13, 2003.
(b) The Fund changed its fiscal year end from December 31 to August 31.
(c) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class which, was subsequently renamed Class Z shares.
(d) Effective November 1, 2002, the Fund began offering five classes of shares:
    Class A, Class B, Class D, Class G and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.


                 See Accompanying Notes to Financial Statements.

                                 120-121 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY____________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS



                                                                        INTERNATIONAL STOCK FUND
                                                ----------------------------------------------------------------------------------
                                                       (UNAUDITED)
                                                     SIX MONTHS ENDED             PERIOD ENDED                  YEAR ENDED
                                                  FEBRUARY 29, 2004 (a)        AUGUST 31, 2003 (b)         DECEMBER 31, 2002 (c)
                                                -------------------------   -------------------------   --------------------------
                                                  SHARES      DOLLARS ($)     SHARES      DOLLARS ($)     SHARES       DOLLARS ($)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
   Subscriptions                                    234,117     2,918,838      179,774      1,838,487       103,222      1,040,525
   Proceeds received in connection with merger           --            --           --             --     2,026,408     20,243,813
   Redemptions                                     (264,340)   (3,344,524)    (278,832)    (2,814,836)     (120,925)    (1,215,758)
                                                -----------   -----------   ----------   ------------   -----------   ------------
   Net increase (decrease)                          (30,223)     (425,686)     (99,058)      (976,349)    2,008,705     20,068,580

CLASS B:
   Subscriptions                                    155,191     1,976,057      117,506      1,216,734        49,073        492,261
   Proceeds received in connection with merger           --            --           --             --     1,117,525     11,164,070
   Redemptions                                     (183,743)   (2,318,261)    (289,533)    (2,950,070)      (76,334)      (768,135)
                                                -----------   -----------   ----------   ------------   -----------   ------------
   Net increase (decrease)                          (28,552)     (342,204)    (172,027)    (1,733,336)    1,090,264     10,888,196

CLASS C:
   Subscriptions                                     46,355       576,257           --             --            --             --
   Redemptions                                      (24,222)     (317,127)          --             --            --             --
                                                -----------   -----------   ----------   ------------   -----------   ------------
   Net increase                                      22,133       259,130           --             --            --             --

CLASS D:
   Subscriptions                                      5,774        71,910       67,591        669,176        16,230        162,310
   Proceeds received in connection with merger           --            --           --             --        56,019        559,632
   Redemptions                                       (4,917)      (61,689)     (65,502)      (642,271)      (18,196)      (181,537)
                                                -----------   -----------   ----------   ------------   -----------   ------------
   Net increase                                         857        10,221        2,089         26,905        54,053        540,405

CLASS G:
   Subscriptions                                         --            --           --             --            --             --
   Proceeds received in connection with merger           --            --           --             --            --             --
   Redemptions                                           --            --           --             --            --             --
                                                -----------   -----------   ----------   ------------   -----------   ------------
   Net increase (decrease)                               --            --           --             --            --             --

CLASS T:
   Subscriptions                                         --            --           --             --            --             --
   Proceeds received in connection with merger           --            --           --             --            --             --
   Redemptions                                           --            --           --             --            --             --
                                                -----------   -----------   ----------   ------------   -----------   ------------
   Net increase (decrease)                               --            --           --             --            --             --

CLASS Z:
   Subscriptions                                 17,381,108   223,337,103   12,787,173    132,219,531    14,151,430    150,103,257
   Proceeds received in connection with merger           --            --           --             --     1,426,094     14,246,687
   Distributions reinvested                          44,157       563,444           --             --        48,107        478,672
   Redemptions                                   (2,731,474)  (35,498,965)  (5,233,439)   (52,772,540)  (12,634,316)  (134,815,113)
                                                -----------   -----------   ----------   ------------   -----------   ------------
   Net increase (decrease)                       14,693,791   188,401,582    7,553,734     79,446,991     2,991,315     30,013,503




                                                                             MID CAP GROWTH FUND
                                                ----------------------------------------------------------------------------------
                                                       (UNAUDITED)
                                                     SIX MONTHS ENDED             PERIOD ENDED                  YEAR ENDED
                                                  FEBRUARY 29, 2004 (a)        AUGUST 31, 2003 (b)          DECEMBER 31, 2002 (d)
                                                -------------------------   --------------------------   --------------------------
                                                  SHARES      DOLLARS ($)     SHARES       DOLLARS ($)     SHARES       DOLLARS ($)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
   Subscriptions                                   186,468      3,462,168       389,366      6,472,166        15,672        237,394
   Proceeds received in connection with merger          --             --            --             --        68,335      1,049,181
   Redemptions                                    (103,892)    (1,901,652)     (219,073)    (3,745,690)       (4,112)       (61,507)
                                                ----------   ------------   -----------   ------------   -----------   ------------
   Net increase (decrease)                          82,576      1,560,516       170,293      2,726,476        79,895      1,225,068

CLASS B:
   Subscriptions                                    83,026      1,562,397        47,439        745,476         7,078        106,916
   Proceeds received in connection with merger          --             --            --             --       230,587      3,540,022
   Redemptions                                     (20,537)      (380,090)      (40,673)      (637,724)       (8,494)      (127,352)
                                                ----------   ------------   -----------   ------------   -----------   ------------
   Net increase (decrease)                          62,489      1,182,307         6,766        107,752       229,171      3,519,586

CLASS C:
   Subscriptions                                    16,108        306,691            --             --            --             --
   Redemptions                                      (2,456)       (47,404)           --             --            --             --
                                                ----------   ------------   -----------   ------------   -----------   ------------
   Net increase                                     13,652        259,287            --             --            --             --

CLASS D:
   Subscriptions                                     2,849         51,030        18,375        281,516        11,403        172,855
   Proceeds received in connection with merger          --             --            --             --        18,373        282,040
   Redemptions                                      (2,389)       (44,661)       (6,698)      (106,816)         (431)        (6,374)
                                                ----------   ------------   -----------   ------------   -----------   ------------
   Net increase                                        460          6,369        11,677        174,700        29,345        448,521

CLASS G:
   Subscriptions                                       880         16,559         1,272         19,333           222          3,363
   Proceeds received in connection with merger          --             --            --             --        51,696        794,054
   Redemptions                                      (3,805)       (71,489)       (7,460)      (114,734)         (913)       (13,602)
                                                ----------   ------------   -----------   ------------   -----------   ------------
   Net increase (decrease)                          (2,925)       (54,930)       (6,188)       (95,401)       51,005        783,815

CLASS T:
   Subscriptions                                    15,804        297,720        22,853        357,740         1,181         17,735
   Proceeds received in connection with merger          --             --            --             --     1,766,763     27,163,275
   Redemptions                                     (75,732)    (1,436,236)     (127,510)    (2,002,189)      (12,506)      (187,071)
                                                ----------   ------------   -----------   ------------   -----------   ------------
   Net increase (decrease)                         (59,928)    (1,138,516)     (104,657)    (1,644,449)    1,755,438     26,993,939

CLASS Z:
   Subscriptions                                 3,636,814     68,652,950    15,558,486    243,718,260    23,256,300    377,870,023
   Proceeds received in connection with merger          --             --            --             --    16,875,517    259,343,536
   Distributions reinvested                             --             --            --             --            --             --
   Redemptions                                  (6,503,094)  (121,921,376)  (15,158,849)  (237,069,456)  (25,658,966)  (417,250,145)
                                                ----------   ------------   -----------   ------------   -----------   ------------
   Net increase (decrease)                      (2,866,280)   (53,268,426)      399,637      6,648,804    14,472,851    219,963,414


(a) Class C shares were initially offered on October 13, 2003.
(b) The Fund changed its fiscal year end from December 31 to August 31.
(c) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.
(d) Effective November 1, 2002, the Fund began offering six classes of shares:
    Class A, Class B, Class D, Class G, Class T and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.


                 See Accompanying Notes to Financial Statements.

                                 122-123 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY____________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS



                                                                     SMALL CAP GROWTH FUND
                               ---------------------------------------------------------------------------------------
                                       (UNAUDITED)
                                     SIX MONTHS ENDED               PERIOD ENDED                  YEAR ENDED
                                  FEBRUARY 29, 2004             AUGUST 31, 2003 (a)           DECEMBER 31, 2002
                               ---------------------------   ---------------------------   --------------------------
                                  SHARES       DOLLARS ($)      SHARES       DOLLARS ($)      SHARES       DOLLARS ($)
----------------------------------------------------------------------------------------------------------------------
CLASS A:
   Subscriptions                         --             --             --             --             --             --
   Distributions reinvested              --             --             --             --             --             --
   Redemptions                           --             --             --             --             --             --
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase                       --             --             --             --             --             --

CLASS B:
   Subscriptions                         --             --             --             --             --             --
   Distributions reinvested              --             --             --             --             --             --
   Redemptions                           --             --             --             --             --             --
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase                       --             --             --             --             --             --

CLASS C:
   Subscriptions                         --             --             --             --             --             --
   Distributions reinvested              --             --             --             --             --             --
   Redemptions                           --             --             --             --             --             --
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase                       --             --             --             --             --             --

CLASS D:
   Subscriptions                         --             --             --             --             --             --
   Distributions reinvested              --             --             --             --             --             --
   Redemptions                           --             --             --             --             --             --
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase                       --             --             --             --             --             --

CLASS Z:
   Subscriptions                  7,226,432    169,172,240      8,361,804    154,165,644     19,739,178    396,004,404
   Distributions reinvested              --             --             --             --             --             --
   Redemptions                   (5,137,238)  (120,966,419)    (9,108,258)  (159,924,003)   (17,331,161)  (327,998,840)
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease)     2,089,194     48,205,821       (746,454)    (5,758,359)     2,408,017     68,005,564




                                                               REAL ESTATE EQUITY FUND
                               ---------------------------------------------------------------------------------------
                                       (UNAUDITED)
                                     SIX MONTHS ENDED               PERIOD ENDED                    YEAR ENDED
                                  FEBRUARY 29, 2004 (b)          AUGUST 31, 2003 (a)           DECEMBER 31, 2002 (c)
                               ---------------------------   ---------------------------   --------------------------
                                  SHARES       DOLLARS ($)      SHARES       DOLLARS ($)      SHARES       DOLLARS ($)
----------------------------------------------------------------------------------------------------------------------
CLASS A:
   Subscriptions                  1,183,397     26,137,904        655,533     12,613,973         50,286        889,637
   Distributions reinvested          21,395        479,334          2,966         56,728            614         10,830
   Redemptions                     (283,274)    (6,169,584)      (121,571)    (2,319,879)           (41)          (701)
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase                  921,518     20,447,654        536,928     10,350,822         50,859        899,766

CLASS B:
   Subscriptions                    168,553      3,818,475        178,356      3,330,663         59,855      1,057,426
   Distributions reinvested           4,006         89,245            860         16,519            426          7,526
   Redemptions                      (30,561)      (712,570)       (12,411)      (241,060)           (27)          (486)
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase                  141,998      3,195,150        166,805      3,106,122         60,254      1,064,466

CLASS C:
   Subscriptions                     64,825      1,502,299             --             --             --             --
   Distributions reinvested             254          5,799             --             --             --             --
   Redemptions                       (2,847)       (64,209)            --             --             --             --
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase                   62,232      1,443,889             --             --             --             --

CLASS D:
   Subscriptions                     41,057        886,947        147,439      2,763,824         20,247        355,423
   Distributions reinvested           3,327         73,742            775         14,883            234          4,139
   Redemptions                       (9,478)      (214,418)        (3,893)       (76,027)            --             --
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase                   34,906        746,271        144,321      2,702,680         20,481        359,562

CLASS Z:
   Subscriptions                 10,166,835    228,829,365     19,396,080    358,557,734     33,091,005    607,721,107
   Distributions reinvested         857,631     18,924,072        497,422      9,407,709      1,648,657     30,201,439
   Redemptions                  (10,786,322)  (241,997,641)   (21,373,984)  (393,631,516)   (25,701,989)  (466,134,043)
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease)       238,144      5,755,796     (1,480,482)   (25,666,073)     9,037,673    171,788,503


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class C shares were initially offered on October 13, 2003.
(c) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.


                 See Accompanying Notes to Financial Statements.

                                 124-125 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY____________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS




                                                                                  TECHNOLOGY FUND
                                                ---------------------------------------------------------------------------------
                                                       (UNAUDITED)
                                                     SIX MONTHS ENDED             PERIOD ENDED                 YEAR ENDED
                                                  FEBRUARY 29, 2004 (a)        AUGUST 31, 2003 (b)        DECEMBER 31, 2002 (c)
                                                -------------------------   -------------------------   -------------------------
                                                  SHARES      DOLLARS ($)     SHARES      DOLLARS ($)      SHARES     DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A:
   Subscriptions                                    309,091     2,158,753       170,882       795,971           266         1,013
   Proceeds received in connection with merger           --            --            --            --            --            --
   Distributions reinvested                              --            --            --            --            --            --
   Redemptions                                     (123,527)     (877,518)     (107,548)     (503,942)           --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
   Net increase (decrease)                          185,564     1,281,235        63,334       292,029           266         1,013

CLASS B:
   Subscriptions                                    384,571     2,636,093       256,020     1,267,177         1,777         6,709
   Proceeds received in connection with merger           --            --            --            --            --            --
   Redemptions                                     (155,588)   (1,064,227)      (45,189)     (239,637)           --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
   Net increase                                     228,983     1,571,866       210,831     1,027,540         1,777         6,709

CLASS C:
   Subscriptions                                     45,448       322,844            --            --            --            --
   Distributions reinvested                              --            --            --            --            --            --
   Redemptions                                      (13,904)      (99,776)           --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
   Net increase                                      31,544       223,068            --            --            --            --

CLASS D:
   Subscriptions                                      7,527        46,830        24,865       123,446           263         1,000
   Proceeds received in connection with merger           --            --            --            --            --            --
   Redemptions                                       (4,359)      (30,474)      (22,619)     (115,105)           --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
   Net increase (decrease)                            3,168        16,356         2,246         8,341           263         1,000

CLASS Z:
   Subscriptions                                  3,434,345    23,735,771     4,006,292    18,434,013     2,055,133    10,220,887
   Proceeds received in connection with merger           --            --            --            --            --            --
   Distributions reinvested                              --            --            --            --            --            --
   Redemptions                                   (2,020,229)  (14,256,107)   (2,819,286)  (12,505,086)   (1,621,025)   (7,491,197)
                                                -----------   -----------   -----------   -----------   -----------   -----------
   Net increase (decrease)                        1,414,116     9,479,664     1,187,006     5,928,927       434,108     2,729,690




                                                                             STRATEGIC INVESTOR FUND
                                                ---------------------------------------------------------------------------------
                                                       (UNAUDITED)
                                                     SIX MONTHS ENDED             PERIOD ENDED                 YEAR ENDED
                                                  FEBRUARY 29, 2004 (a)        AUGUST 31, 2003 (b)        DECEMBER 31, 2002 (c)
                                                -------------------------   -------------------------   -------------------------
                                                  SHARES      DOLLARS ($)     SHARES      DOLLARS ($)      SHARES     DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A:
   Subscriptions                                    486,612     8,727,538        75,306     1,062,103        16,466       220,586
   Proceeds received in connection with merger           --            --            --            --     4,196,653    54,514,520
   Distributions reinvested                          13,874       239,722            --            --            --            --
   Redemptions                                     (284,621)   (4,876,750)     (383,804)   (5,265,019)     (135,115)   (1,789,207)
                                                -----------   -----------   -----------   -----------   -----------   -----------
   Net increase (decrease)                          215,865     4,090,510      (308,498)   (4,202,916)    4,078,004    52,945,899

CLASS B:
   Subscriptions                                    268,214     4,789,194        63,797       901,976        23,766       316,907
   Proceeds received in connection with merger           --            --            --            --       163,845     2,128,341
   Redemptions                                      (22,282)     (386,099)      (28,440)     (390,511)       (8,208)     (108,351)
                                                -----------   -----------   -----------   -----------   -----------   -----------
   Net increase                                     245,932     4,403,095        35,357       511,465       179,403     2,336,897

CLASS C:
   Subscriptions                                    171,165     3,117,326            --            --            --            --
   Distributions reinvested                              --            --            --            --            --            --
   Redemptions                                         (766)      (13,671)           --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
   Net increase                                     170,399     3,103,655            --            --            --            --

CLASS D:
   Subscriptions                                        683        11,781        27,649       397,532         1,170        15,708
   Proceeds received in connection with merger           --            --            --            --        27,645       359,105
   Redemptions                                         (792)      (13,404)      (10,199)     (149,190)       (1,702)      (22,407)
                                                -----------   -----------   -----------   -----------   -----------   -----------
   Net increase (decrease)                             (109)       (1,623)       17,450       248,342        27,113       352,406

CLASS Z:
   Subscriptions                                  2,608,875    45,231,774     5,892,671    84,681,724    24,026,235   352,586,497
   Proceeds received in connection with merger           --            --            --            --       180,824     2,348,913
   Distributions reinvested                          85,074     1,470,072            --            --       171,442     2,187,604
   Redemptions                                   (2,985,436)  (51,556,143)   (7,620,153) (105,413,125)  (18,027,370) (244,650,805)
                                                -----------   -----------   -----------   -----------   -----------   -----------
   Net increase (decrease)                         (291,487)   (4,854,297)   (1,727,482)  (20,731,401)    6,351,131   112,472,209


(a) Class C shares were initially offered on October 13, 2003.
(b) The Fund changed its fiscal year end from December 31 to August 31.
(c) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.


                 See Accompanying Notes to Financial Statements.

                                 126-127 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY____________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS



                                                                                 BALANCED FUND
                                                ----------------------------------------------------------------------------------
                                                       (UNAUDITED)
                                                     SIX MONTHS ENDED             PERIOD ENDED                 YEAR ENDED
                                                  FEBRUARY 29, 2004 (a)        AUGUST 31, 2003 (b)        DECEMBER 31, 2002 (c)
                                                -------------------------   -------------------------   --------------------------
                                                  SHARES      DOLLARS ($)     SHARES      DOLLARS ($)     SHARES       DOLLARS ($)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
   Subscriptions                                    64,004      1,297,673       33,607        621,075         8,288        147,819
   Distributions reinvested                            323          6,364          155          2,818            38            668
   Redemptions                                      (6,239)      (127,763)      (7,153)      (133,619)           (1)           (20)
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase (decrease)                       58,088      1,176,274       26,609        490,274         8,325        148,467

CLASS B:
   Subscriptions                                   120,860      2,418,386      157,057      2,842,073        34,842        622,186
   Distributions reinvested                            541         10,710          424          7,724           118          2,064
   Redemptions                                     (20,811)      (418,931)     (17,361)      (311,808)         (285)        (5,115)
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase (decrease)                      100,590      2,010,165      140,120      2,537,989        34,675        619,135

CLASS C:
   Subscriptions                                    25,290        511,114           --             --            --             --
   Distributions reinvested                             29            576           --             --            --             --
   Redemptions                                         (79)        (1,621)          --             --            --             --
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase                                  25,240        510,069           --             --            --             --

CLASS D:
   Subscriptions                                     7,246        139,722       27,277        487,690        25,391        456,181
   Distributions reinvested                            122          2,391          152          2,764           100          1,738
   Redemptions                                     (22,678)      (456,969)     (12,719)      (224,597)           --             --
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase (decrease)                      (15,310)      (314,856)      14,710        265,857        25,491        457,919

CLASS G:
   Subscriptions                                        --             --           --             --            --             --
   Proceeds received in connection with merger          --             --           --             --            --             --
   Distributions reinvested                             --             --           --             --            --             --
   Redemptions                                          --             --           --             --            --             --
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase (decrease)                           --             --           --             --            --             --

CLASS T:
   Subscriptions                                        --             --           --             --            --             --
   Proceeds received in connection with merger          --             --           --             --            --             --
   Distributions reinvested                             --             --           --             --            --             --
   Redemptions                                          --             --           --             --            --             --
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase (decrease)                           --             --           --             --            --             --

CLASS Z:
   Subscriptions                                 2,180,756     43,652,972    3,932,560     71,002,827     6,801,092    129,567,321
   Proceeds received in connection with merger          --             --           --             --            --             --
   Distributions reinvested                        299,555      5,861,788      379,248      6,864,708     1,137,024     20,929,510
   Redemptions                                  (6,511,533)  (130,728,680)  (9,102,129)  (162,992,982)  (17,367,916)  (325,499,332)
                                                ----------   ------------   ----------   ------------   -----------   ------------
      Net increase (decrease)                   (4,031,222)   (81,213,920)  (4,790,321)   (85,125,447)   (9,429,800)  (175,002,501)





                                                                              SHORT TERM BOND FUND
                                                ----------------------------------------------------------------------------------
                                                       (UNAUDITED)
                                                     SIX MONTHS ENDED              PERIOD ENDED                  YEAR ENDED
                                                  FEBRUARY 29, 2004 (a)          AUGUST 31, 2003 (b)        DECEMBER 31, 2002 (d)
                                                --------------------------   --------------------------   -------------------------
                                                   SHARES      DOLLARS ($)     SHARES       DOLLARS ($)     SHARES      DOLLARS ($)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
   Subscriptions                                  1,549,245     13,437,522     4,593,712     40,026,783       648,705     5,597,578
   Distributions reinvested                          27,668        240,118        23,346        203,076           712         6,168
   Redemptions                                   (2,288,929)   (19,842,515)     (935,142)    (8,119,243)      (10,279)      (88,636)
                                                -----------   ------------   -----------   ------------   -----------   -----------
      Net increase (decrease)                      (712,016)    (6,164,875)    3,681,916     32,110,616       639,138     5,515,110

CLASS B:
   Subscriptions                                    457,905      3,969,651     2,912,411     25,355,903       724,659     6,252,006
   Distributions reinvested                          13,518        117,322        15,236        132,630           571         4,943
   Redemptions                                     (759,805)    (6,588,588)     (522,269)    (4,540,064)       (3,436)      (29,668)
                                                -----------   ------------   -----------   ------------   -----------   -----------
      Net increase (decrease)                      (288,382)    (2,501,615)    2,405,378     20,948,469       721,794     6,227,281

CLASS C:
   Subscriptions                                    247,154      2,142,584            --             --            --            --
   Distributions reinvested                             670          5,819            --             --            --            --
   Redemptions                                      (34,150)      (295,617)           --             --            --            --
                                                -----------   ------------   -----------   ------------   -----------   -----------
      Net increase                                  213,674      1,852,786            --             --            --            --

CLASS D:
   Subscriptions                                    179,410      1,555,665     1,835,008     15,983,699       630,014     5,435,948
   Distributions reinvested                          14,528        126,063        15,226        132,466         1,027         8,883
   Redemptions                                     (511,619)    (4,437,759)     (305,609)    (2,657,104)      (28,832)     (248,791)
                                                -----------   ------------   -----------   ------------   -----------   -----------
      Net increase (decrease)                      (317,681)    (2,756,031)    1,544,625     13,459,061       602,209     5,196,040

CLASS G:
   Subscriptions                                        484          4,199        19,116        168,060         8,127        69,466
   Proceeds received in connection with merger           --             --            --             --       208,508     1,797,110
   Distributions reinvested                           1,079          9,365         2,089         18,273           235         2,041
   Redemptions                                      (41,130)      (356,783)      (50,125)      (437,235)         (730)       (6,301)
                                                -----------   ------------   -----------   ------------   -----------   -----------
      Net increase (decrease)                       (39,567)      (343,219)      (28,920)      (250,902)      216,140     1,862,316

CLASS T:
   Subscriptions                                     22,680        196,744       364,019      3,195,681        63,115       544,886
   Proceeds received in connection with merger           --             --            --             --     3,594,178    30,982,225
   Distributions reinvested                          26,764        232,265        45,992        397,049         5,002        43,369
   Redemptions                                     (363,076)    (3,147,503)     (694,581)    (6,031,954)     (104,000)     (898,480)
                                                -----------   ------------   -----------   ------------   -----------   -----------
      Net increase (decrease)                      (313,632)    (2,718,494)     (284,570)    (2,439,224)    3,558,295    30,672,000

CLASS Z:
   Subscriptions                                 14,762,634    128,088,442    33,169,321    289,096,535    16,131,131   138,763,864
   Proceeds received in connection with merger           --             --            --             --    22,121,411   190,685,846
   Distributions reinvested                         195,174      1,693,696       312,399      2,717,394       426,395     3,668,146
   Redemptions                                  (14,739,230)  (127,807,772)  (19,471,607)  (169,227,269)   (9,419,905)  (80,968,926)
                                                -----------   ------------   -----------   ------------   -----------   -----------
      Net increase (decrease)                       218,578      1,974,366    14,010,113    122,586,660    29,259,032   252,148,930


(a) Class C shares were initially offered on October 13, 2003.
(b) The Fund changed its fiscal year end from December 31 to August 31.
(c) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.
(d) Effective November 1, 2002, the Fund began offering six classes of shares:
    Class A, Class B, Class D, Class G, Class T and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.


                 See Accompanying Notes to Financial Statements.

                                 128-129 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY____________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS



                                                           FIXED INCOME SECURITIES FUND
                             ---------------------------------------------------------------------------------------
                                      (UNAUDITED)
                                   SIX MONTHS ENDED               PERIOD ENDED                    YEAR ENDED
                                FEBRUARY 29, 2004 (a)          AUGUST 31, 2003 (b)           DECEMBER 31, 2002 (c)
                             ---------------------------   ---------------------------   ---------------------------
                                SHARES       DOLLARS ($)      SHARES       DOLLARS ($)      SHARES       DOLLARS ($)
--------------------------------------------------------------------------------------------------------------------
CLASS A:
   Subscriptions                  188,853      2,552,964        726,952      9,909,718         69,868        939,670
   Distributions reinvested        10,213        138,352          4,853         65,705             19            252
   Redemptions                    (88,242)    (1,191,346)      (239,158)    (3,233,766)            --             --
                             ------------   ------------   ------------   ------------   ------------   ------------
   Net increase                   110,824      1,499,970        492,647      6,741,657         69,887        939,922

CLASS B:
   Subscriptions                   66,726        901,787        262,519      3,564,890        108,490      1,456,255
   Distributions reinvested         3,747         50,765          3,019         41,001            148          1,998
   Redemptions                    (55,520)      (750,186)       (43,299)      (588,947)          (257)        (3,454)
                             ------------   ------------   ------------   ------------   ------------   ------------
   Net increase                    14,953        202,366        222,239      3,016,944        108,381      1,454,799

CLASS C:
   Subscriptions                   15,310        207,175             --             --             --             --
   Distributions reinvested            52            712             --             --             --             --
   Redemptions                     (5,682)       (76,813)            --             --             --             --
                             ------------   ------------   ------------   ------------   ------------   ------------
   Net increase                     9,680        131,074             --             --             --             --

CLASS D:
   Subscriptions                    2,392         32,179        226,577      3,084,131         31,506        421,439
   Distributions reinvested         1,672         22,656          1,525         20,715             38            510
   Redemptions                    (21,236)      (286,224)       (62,333)      (849,629)            --             --
                             ------------   ------------   ------------   ------------   ------------   ------------
   Net increase (decrease)        (17,172)      (231,389)       165,769      2,255,217         31,544        421,949

CLASS Z:
   Subscriptions                3,011,976     40,720,670     13,907,825    189,047,650     22,424,154    299,097,456
   Distributions reinvested       653,780      8,853,550      1,009,178     13,708,472      1,948,592     25,971,318
   Redemptions                (13,100,904)  (176,736,371)   (17,459,206)  (236,640,077)   (19,120,878)  (254,637,100)
                             ------------   ------------   ------------   ------------   ------------   ------------
   Net increase (decrease)     (9,435,148)  (127,162,151)    (2,542,203)   (33,883,955)     5,251,868     70,431,674




                                                         NATIONAL MUNICIPAL BOND FUND
                             -----------------------------------------------------------------------------------
                                    (UNAUDITED)
                                  SIX MONTHS ENDED             PERIOD ENDED                   YEAR ENDED
                               FEBRUARY 29, 2004 (a)         AUGUST 31, 2003 (b)          DECEMBER 31, 2002 (c)
                             -------------------------   -------------------------   ---------------------------
                               SHARES      DOLLARS ($)     SHARES      DOLLARS ($)      SHARES       DOLLARS ($)
----------------------------------------------------------------------------------------------------------------
CLASS A:
   Subscriptions                 55,761        576,965       53,632        553,278          6,496         66,135
   Distributions reinvested       1,358         14,065          578          5,930             41            425
   Redemptions                   (4,072)       (41,386)     (21,357)      (221,347)            --             --
                             ----------   ------------   ----------   ------------   ------------   ------------
   Net increase                  53,047        549,644       32,853        337,861          6,537         66,560

CLASS B:
   Subscriptions                 23,390        241,011       59,020        608,830         21,761        222,588
   Distributions reinvested         983         10,177          460          4,713             89            906
   Redemptions                   (9,261)       (95,403)      (7,781)       (79,981)       (14,822)      (150,595)
                             ----------   ------------   ----------   ------------   ------------   ------------
   Net increase                  15,112        155,785       51,699        533,562          7,028         72,899

CLASS C:
   Subscriptions                 77,251        794,043           --             --             --             --
   Distributions reinvested       1,033         10,693           --             --             --             --
   Redemptions                      (99)        (1,024)          --             --             --             --
                             ----------   ------------   ----------   ------------   ------------   ------------
   Net increase                  78,185        803,712           --             --             --             --

CLASS D:
   Subscriptions                  4,788         49,597       39,862        410,170          8,119         83,038
   Distributions reinvested         551          5,707          291          2,986             32            322
   Redemptions                   (1,222)       (12,454)      (1,214)       (12,486)        (3,292)       (33,443)
                             ----------   ------------   ----------   ------------   ------------   ------------
   Net increase (decrease)        4,117         42,850       38,939        400,670          4,859         49,917

CLASS Z:
   Subscriptions                373,247      3,852,076      592,742      6,133,480      1,109,593     11,268,258
   Distributions reinvested      29,759        308,052       37,677        387,633         64,411        649,959
   Redemptions                 (582,923)    (6,010,141)    (812,144)    (8,377,987)      (981,956)    (9,873,648)
                             ----------   ------------   ----------   ------------   ------------   ------------
   Net increase (decrease)     (179,917)    (1,850,013)    (181,725)    (1,856,874)       192,048      2,044,569


(a) Class C shares were initially offered on October 13, 2003.
(b) The Fund changed its fiscal year end from December 31 to August 31.
(c) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.


                 See Accompanying Notes to Financial Statements.

                                 130-131 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY____________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS



                                                              OREGON MUNICIPAL BOND FUND
                               ---------------------------------------------------------------------------------------
                                       (UNAUDITED)
                                     SIX MONTHS ENDED              PERIOD ENDED                    YEAR ENDED
                                  FEBRUARY 29, 2004 (a)          AUGUST 31, 2003 (b)          DECEMBER 31, 2002 (c)
                               ---------------------------   ---------------------------   ---------------------------
                                  SHARES       DOLLARS ($)      SHARES       DOLLARS ($)      SHARES       DOLLARS ($)
----------------------------------------------------------------------------------------------------------------------
CLASS A:
   Subscriptions                     50,516        631,147        143,490      1,801,219         37,901        471,456
   Distributions reinvested           3,975         49,715          1,224         15,231            236          2,929
   Redemptions                      (16,316)      (202,822)        (8,295)      (103,112)            --             --
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase                   38,175        478,040        136,419      1,713,338         38,137        474,385

CLASS B:
   Subscriptions                     28,079        350,724         52,585        657,645         33,682        419,900
   Distributions reinvested           1,621         20,264            334          4,158            170          2,114
   Redemptions                       (2,306)       (28,736)        (1,187)       (15,171)        (3,990)       (49,521)
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase                   27,394        342,252         51,732        646,632         29,862        372,493

CLASS C:
   Subscriptions                      4,890         61,000             --             --             --             --
   Distributions reinvested             107          1,337             --             --             --             --
   Redemptions                           --             --             --             --             --             --
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase                    4,997         62,337             --             --             --             --

CLASS D:
   Subscriptions                     12,020        148,564         51,705        648,502         37,686        472,508
   Distributions reinvested           1,302         16,283            628          7,849            109          1,356
   Redemptions                       (6,824)       (85,028)       (31,042)      (389,956)        (1,979)       (24,640)
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase                    6,498         79,819         21,291        266,395         35,816        449,224

CLASS Z:
   Subscriptions                  2,009,427     25,069,697     10,541,884    131,976,815     13,500,076    167,348,905
   Distributions reinvested         988,802     12,367,536        910,985     11,381,588      1,896,736     23,528,226
   Redemptions                   (4,590,456)   (57,280,151)   (12,534,293)  (156,819,380)   (15,383,205)  (190,394,095)
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease)    (1,592,227)   (19,842,918)    (1,081,424)   (13,460,977)        13,607        483,036





                                                                   HIGH YIELD FUND
                               ---------------------------------------------------------------------------------------
                                       (UNAUDITED)
                                     SIX MONTHS ENDED              PERIOD ENDED                    YEAR ENDED
                                  FEBRUARY 29, 2004 (a)          AUGUST 31, 2003 (b)          DECEMBER 31, 2002 (c)
                               ---------------------------   ---------------------------   ---------------------------
                                  SHARES       DOLLARS ($)      SHARES       DOLLARS ($)      SHARES       DOLLARS ($)
----------------------------------------------------------------------------------------------------------------------
CLASS A:
   Subscriptions                 14,785,382    128,562,588     25,041,610    213,784,547      4,382,301     36,558,214
   Distributions reinvested         723,064      6,305,619        450,683      3,856,013         10,597         88,687
   Redemptions                   (5,396,773)   (46,797,962)    (6,784,180)   (57,991,328)      (329,642)    (2,758,792)
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase               10,111,673     88,070,245     18,708,113    159,649,232      4,063,256     33,888,109

CLASS B:
   Subscriptions                  2,200,553     19,105,028      9,063,139     77,330,185      2,007,189     16,716,021
   Distributions reinvested         189,362      1,650,728        148,406      1,269,735          3,910         32,718
   Redemptions                     (863,121)    (7,519,387)      (609,559)    (5,189,719)       (14,669)      (122,617)
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase                1,526,794     13,236,369      8,601,986     73,410,201      1,996,430     16,626,122

CLASS C:
   Subscriptions                  1,711,773     14,968,087             --             --             --             --
   Distributions reinvested           7,282         63,785             --             --             --             --
   Redemptions                      (70,600)      (615,336)            --             --             --             --
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase                1,648,455     14,416,536             --             --             --             --

CLASS D:
   Subscriptions                  1,055,340      9,105,474     10,747,325     91,694,699      2,151,932     17,940,183
   Distributions reinvested         193,908      1,689,881        172,120      1,472,483          4,089         34,217
   Redemptions                   (1,204,413)   (10,498,125)      (873,716)    (7,476,795)          (154)        (1,285)
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase                   44,835        297,230     10,045,729     85,690,387      2,155,867     17,973,115

CLASS Z:
   Subscriptions                 49,331,180    428,472,998    100,424,297    857,268,253     89,490,322    756,219,396
   Distributions reinvested       2,937,228     25,595,560      3,670,269     31,357,503      3,386,949     28,634,236
   Redemptions                  (38,010,633)  (330,983,140)   (47,029,601)  (401,243,637)   (35,810,741)  (301,863,222)
                               ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease)    14,257,775    123,085,418     57,064,965    487,382,119     57,066,530    482,990,410


(a) Class C shares were initially offered on October 13, 2003.
(b) The Fund changed its fiscal year end from December 31 to August 31.
(c) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.


                 See Accompanying Notes to Financial Statements.

                                 132-133 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY____________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS



                                                                 DAILY INCOME COMPANY
                             ----------------------------------------------------------------------------------------------
                                     (UNAUDITED)
                                   SIX MONTHS ENDED                 PERIOD ENDED                      YEAR ENDED
                                  FEBRUARY 29, 2004              AUGUST 31, 2003 (a)               DECEMBER 31, 2002
                             ----------------------------    ---------------------------    -------------------------------
                                  SHARES      DOLLARS ($)       SHARES       DOLLARS ($)        SHARES         DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------
CLASS Z:
   Subscriptions               269,610,706    269,610,706     468,052,097    468,052,097     1,214,530,352    1,214,530,352
   Distributions reinvested      1,384,976      1,384,976       4,068,237      4,068,237        14,408,323       14,408,323
   Redemptions                (419,457,440)  (419,457,440)   (710,031,351)  (710,031,351)   (1,346,398,974)  (1,346,398,974)
                             -------------   ------------    ------------   ------------    --------------   --------------
      Net decrease            (148,461,758)  (148,461,758)   (237,911,017)  (237,911,017)     (117,460,299)    (117,460,299)


(a)  The Fund changed its fiscal year end from December 31 to August 31.


                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS___________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

NOTE 1. ORGANIZATION

The Columbia Funds are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies. Information presented in these financial statements pertains to the following Funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

    Columbia Common Stock Fund
    Columbia Growth Fund
    Columbia International Stock Fund
    Columbia Mid Cap Growth Fund
    Columbia Small Cap Growth Fund
    Columbia Real Estate Equity Fund
    Columbia Technology Fund
    Columbia Strategic Investor Fund
    Columbia Balanced Fund
    Columbia Short Term Bond Fund
    Columbia Fixed Income Securities Fund
    Columbia National Municipal Bond Fund
    Columbia Oregon Municipal Bond Fund
    Columbia High Yield Fund
    Columbia Daily Income Company

All Funds are diversified except for the Columbia Real Estate Equity Fund, Columbia Technology Fund and Columbia Oregon Municipal Bond Fund, which are non-diversified.

INVESTMENT GOALS

The Columbia Common Stock Fund seeks capital appreciation by investing primarily in common stocks of large capitalization, well-established companies. The Columbia Growth Fund seeks capital appreciation by investing in stocks of companies expected to experience long-term, above average earnings growth. The Columbia International Stock Fund seeks long-term capital appreciation by investing in stocks issued by companies from at least three countries outside the United States. The Columbia Mid Cap Growth Fund seeks significant capital appreciation by investing in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell MidCap Index. The Columbia Small Cap Growth Fund seeks capital appreciation by investing in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index. The Columbia Real Estate Equity Fund seeks capital appreciation and above-average income by investing in stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs). The Columbia Technology Fund seeks capital appreciation by investing in stocks of technology companies that may benefit from technological improvements, advancements or developments. The Columbia Strategic Investor Fund seeks long-term growth of capital by using a "value" approach to investing primarily in common stocks. The Columbia Balanced Fund seeks high total return by investing in common stocks and debt securities. The Columbia Short Term Bond Fund seeks a high level of current income consistent with a high degree of principal stability by investing primarily in short-term, investment-grade, fixed income securities. The Columbia Fixed Income Securities Fund seeks a high level of income by investing in a broad range of debt securities with intermediate to long-term maturities. The Columbia National Municipal Bond Fund seeks a high level of income exempt from federal income tax by investing primarily in municipal securities issued by state and local governments, their agencies and authorities, as well as the District of Columbia and U.S. territories and possessions. The Columbia Oregon Municipal Bond Fund seeks a high level of income exempt from federal and Oregon income tax by investing primarily in municipal securities issued by the state of Oregon. The Columbia High Yield Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment-grade, corporate debt securities. The Columbia Daily Income Company seeks a high level of income consistent with the maintenance of liquidity and the preservation of capital by investing primarily in high quality money market securities.

FUND SHARES

Each Fund may issue one billion shares. Each of the Funds, except the Columbia Growth Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund, Columbia Short Term Bond Fund and Columbia Daily Income Company, offer five classes of shares: Class A, Class B, Class C, Class D and Class Z. The Columbia Small Cap Growth Fund and Columbia Daily Income Company offer only Class Z shares. The Columbia Growth Fund offers six classes of shares: Class A, Class B, Class C, Class D, Class G and Class Z. The Columbia Mid Cap Growth Fund

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

and Columbia Short Term Bond Fund offer seven classes of shares: Class A, Class B, Class C, Class D, Class G, Class T and Class Z. The Class C shares commenced operations effective October 13, 2003 for all Funds except the Columbia Small Cap Growth Fund and Columbia Daily Income Company. Prior to November 1, 2002, each Fund was single class, which were subsequently renamed Class Z shares. Each share class has its own expense structure.

Class A and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class D shares are subject to a front-end sales charge of 1.00% and a 1.00% CDSC on shares sold within one year after purchase. Effective October 13, 2003, Class D shares are closed to all new investors and new accounts. Existing Class D shareholders will be able to make additional purchases at any time. In addition, the Class D sales charge of 1.00% is waived effective October 13, 2003. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Effective October 13, 2003, the Columbia Special Fund, Columbia Small Cap Fund, and Columbia Strategic Value Fund were renamed Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund and Columbia Strategic Investor Fund, respectively.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by a pricing service approved by the Funds' Board of Directors, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not readily available, then these foreign securities will be valued at their fair value using procedures approved by the Board of Directors.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Directors.

Securities in the Columbia Daily Income Company are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

Certain Funds may invest in municipal and U.S. Treasury futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Funds deposit cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Funds also identify portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

(losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. The Funds, through their custodian, receive delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

DELAYED DELIVERY SECURITIES

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Columbia Real Estate Equity Fund estimates components of distributions from REITs. Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class for the Columbia Short Term Bond Fund, Columbia Fixed Income Securities Fund, Columbia National Municipal Bond Fund, Columbia Oregon Municipal Bond Fund and Columbia High Yield Fund. For all other Funds,

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

income and expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses), are allocated to each class of a Fund, based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Columbia Real Estate Equity Fund and Columbia Balanced Fund are declared and paid quarterly. Dividends from net investment income of the Columbia Common Stock Fund, Columbia Growth Fund, Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund, Columbia Technology Fund and Columbia Strategic Investor Fund are declared and paid annually. Dividends from net investment income of the Columbia Short Term Bond Fund, Columbia Fixed Income Securities Fund, Columbia National Municipal Bond Fund, Columbia Oregon Municipal Bond Fund and Columbia High Yield Fund are declared daily and paid monthly. Dividends from net investment income of the Columbia Daily Income Company are declared and paid daily. Distributions from any net realized gains are generally declared and paid annually for all Funds. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Directors in accordance with federal income tax regulations.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2003 was as follows:



                                                     PERIOD ENDED AUGUST 31, 2003
                                        ----------------------------------------------------
                                                                    LONG-TERM
                                        TAX-EXEMPT     ORDINARY      CAPITAL
                                          INCOME        INCOME        GAINS         TOTAL
                                        ----------------------------------------------------
Columbia Real Estate Equity Fund ...... $        --  $ 11,900,435   $      --   $ 11,900,435
Columbia Balanced Fund ................          --     6,968,577          --      6,968,577
Columbia Short Term Bond Fund .........          --     7,429,972          --      7,429,972
Columbia Fixed Income Securities Fund..          --    14,327,387          --     14,327,387
Columbia National Municipal Bond Fund..     432,316         2,844      10,985        446,145
Columbia Oregon Municipal Bond Fund ...  14,166,830        24,229     280,860     14,471,919
Columbia High Yield Fund ..............          --    53,476,396          --     53,476,396
Columbia Daily Income Company .........          --     3,560,546          --      3,560,546


The tax character of distributions paid during the year ended December 31, 2002 was as follows:



                                                               YEAR ENDED DECEMBER 31, 2002
                                        ------------------------------------------------------------------
                                                                     LONG-TERM
                                         TAX-EXEMPT      ORDINARY     CAPITAL     TAX RETURN
                                           INCOME         INCOME       GAINS      OF CAPITAL      TOTAL
                                        ------------------------------------------------------------------
Columbia Common Stock Fund ...........  $         --   $ 2,325,610   $       --   $       --   $ 2,325,610
Columbia International Stock Fund ....            --       102,850           --      403,799       506,649
Columbia Real Estate Equity Fund .....            --    29,918,034           --    3,915,328    33,833,362
Columbia Strategic Investor Fund .....            --     2,143,571       71,885           --     2,215,456
Columbia Balanced Fund ...............            --    21,206,395           --           --    21,206,395
Columbia Short Term Bond Fund ........            --     3,936,894           --           --     3,936,894
Columbia Fixed Income Securities Fund.            --    25,343,852           --           --    25,343,852
Columbia National Municipal Bond Fund.       599,363         2,439       64,967           --       666,769
Columbia Oregon Municipal Bond Fund ..    22,352,069       200,224    4,822,914           --    27,375,207
Columbia High Yield Fund .............            --    30,342,904           --           --    30,342,904
Columbia Daily Income Company ........            --    14,142,055           --           --    14,142,055


Unrealized appreciation and depreciation at February 29, 2004, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates, was:



                                         UNREALIZED     UNREALIZED    NET UNREALIZED
                                        APPRECIATION   DEPRECIATION    APPRECIATION
                                        --------------------------------------------
Columbia Common Stock Fund ...........  $ 82,552,143   $ (2,413,941)  $   80,138,202
Columbia Growth Fund .................   212,022,607     (9,079,285)     202,943,322
Columbia International Stock Fund ....    94,055,101     (6,151,379)      87,903,722
Columbia Mid Cap Growth Fund .........   231,115,046    (14,978,891)     216,136,155
Columbia Small Cap Growth Fund .......   168,154,438     (8,108,956)     160,045,482
Columbia Real Estate Equity Fund .....   340,381,142     (3,533,799)     336,847,343
Columbia Technology Fund .............     6,025,983     (1,092,430)       4,933,553
Columbia Strategic Investor Fund .....    68,049,140     (1,699,262)      66,349,878
Columbia Balanced Fund ...............    85,075,872     (3,067,074)      82,008,798
Columbia Short Term Bond Fund ........     6,141,418       (784,808)       5,356,610
Columbia Fixed Income Securities Fund.    13,971,186     (1,121,869)      12,849,317
Columbia National Municipal Bond Fund.     1,017,190           (373)       1,016,817
Columbia Oregon Municipal Bond Fund ..    33,599,558     (2,916,484)      30,683,074
Columbia High Yield Fund .............    64,119,174     (3,345,003)      60,774,171


________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

The following capital loss carryforwards, determined as of August 31, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:



                                                                YEAR OF EXPIRATION
                    2005       2006        2007         2008         2009           2010           2011          TOTAL
                   -------    -------   ----------   ----------   ------------   ------------   -----------   ------------
Columbia
Common
Stock Fund ....... $    --    $    --   $       --   $       --   $ 52,039,637   $ 73,274,519   $18,452,682   $143,766,838

Columbia
Growth Fund ......      --         --   23,087,439    7,477,479    162,540,209    201,393,752    43,705,919    438,204,798

Columbia
International
Stock Fund .......      --         --    7,390,519    5,799,516     24,287,430     16,745,931     9,023,330     63,246,726

Columbia
Mid Cap
Growth Fund ......      --         --    9,239,978   30,472,022    123,971,781     95,645,403     4,954,493    264,283,677

Columbia
Small Cap
Growth Fund ......      --         --           --           --    104,088,375    101,480,033            --    205,568,408

Columbia
Real Estate
Equity Fund* .....      --         --           --           --             --             --            --             --

Columbia
Technology
Fund .............      --         --           --           --      1,244,550      4,569,408            --      5,813,958

Columbia
Strategic
Investor Fund ....      --         --    1,431,991      789,528             --     18,244,149     7,553,218     28,018,886

Columbia
Balanced Fund ....      --         --           --           --     65,697,715     69,939,934    10,183,477    145,821,126

Columbia
Short Term
Bond Fund ........ 450,166    517,428           --    1,103,186             --             --            --      2,070,780

Columbia
Fixed Income
Securities
Fund .............      --         --           --           --             --      2,618,327            --      2,618,327

Columbia
High Yield
Fund .............      --         --      798,777    1,547,817      6,534,263     26,808,027            --     35,688,884

Columbia
Daily Income
Company ..........      --         --           --           --             --             --           320            320


* The Fund's capital loss carryforward information is as of December 31, 2003.

Of the capital loss carryforwards attributable to Columbia Growth Fund, $30,564,918 ($23,087,439 expiring 8/31/07 and $7,477,479 expiring 8/31/08) was obtained upon the Columbia Growth Fund's merger with Galaxy Large Cap Growth Fund (See Note 11).

Of the capital loss carryforwards attributable to Columbia International Stock Fund, $9,124,064 ($7,196,259 expiring 8/31/07 and $1,927,805 expiring 8/31/08)
and $4,725,563 ($194,260 expiring 8/31/07, $3,871,712 expiring 8/31/08 and
$659,591 expiring 8/31/09) were obtained upon the Columbia International Stock Fund's merger with Liberty Newport International Equity Fund and Stein Roe International Fund, respectively (see Note 11).

Of the capital loss carryforwards attributable to Columbia Mid Cap Growth Fund, $9,732,198 ($927,932 expiring 8/31/07, $7,427,424 expiring 8/31/08 and
$1,376,842 expiring 8/31/09), $39,492,613 ($5,340,814 expiring 8/31/07,
$22,105,946 expiring 8/31/08 and $12,045,853 expiring 8/31/09) and

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

$4,415,697 ($2,971,232 expiring 8/31/07, $938,652 expiring 8/31/08 and $505,813 expiring 8/31/09) were obtained upon the Columbia Mid Cap Growth Fund's merger with Liberty Midcap Growth Fund, Galaxy Growth II Fund and Stein Roe Capital Opportunities Fund, respectively (See Note 11).

Of the capital loss carryforwards attributable to Columbia Strategic Investor Fund, $1,968,809 ($1,331,685 expiring 8/31/07 and $637,124 expiring 8/31/08) and
$252,710 ($100,306 expiring 8/31/07 and $152,404 expiring 8/31/08) were obtained upon the Columbia Strategic Investor Fund's merger with Liberty Contrarian Fund and Liberty Contrarian Equity Fund, respectively (See Note 11).

Of the capital loss carryforwards attributable to Columbia Short Term Bond Fund, $2,070,780 ($450,166 expiring 8/31/05, $517,428 expiring 8/31/06 and $1,103,188 expiring 8/31/08) was obtained upon the Columbia Short Term Bond Fund's merger with Galaxy Short Term Bond Fund (See Note 11).

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Funds. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"), see Note 12. Columbia provides administrative and other services. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

                                                      FEE
                                                     RATE
                                                     -----
Columbia Common Stock Fund                           0.600%
Columbia Small Cap Growth Fund                       1.000%
Columbia Real Estate Equity Fund                     0.750%
Columbia Technology Fund                             1.000%
Columbia Strategic Investor Fund                     0.750%
Columbia Balanced Fund                               0.500%
Columbia Short Term Bond Fund                        0.500%
Columbia Fixed Income Securities Fund                0.500%
Columbia National Municipal Bond Fund                0.500%
Columbia Oregon Municipal Bond Fund                  0.500%
Columbia High Yield Fund                             0.600%


                        FEES ON      FEES ON       FEES ON        FEES ON
                        AVERAGE      AVERAGE       AVERAGE        AVERAGE
                      NET ASSETS    NET ASSETS    NET ASSETS     NET ASSETS
                      FIRST $200    NEXT $300     NEXT $500       OVER $1
                        MILLION      MILLION       MILLION        BILLION
                      ----------    ----------    ----------     ----------
Columbia
Growth Fund                0.750%        0.625%        0.500%         0.500%

Columbia
International
Stock Fund                 1.000%        1.000%        0.950%         0.900%

Columbia
Mid Cap
Growth Fund                1.000%        1.000%        0.750%         0.750%

Columbia
Daily Income
Company                    0.500%        0.500%        0.450%         0.400%

For the six months ended February 29, 2004, the annualized effective investment advisory fee rates for the Columbia Growth Fund, Columbia International Stock Fund, Columbia Mid Cap Growth Fund and Columbia Daily Income Company were 0.59%, 0.96%, 0.87% and 0.48%, respectively.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Effective November 1, 2003, under its pricing, bookkeeping and fund administration agreement with the Funds, Columbia receives from each Fund an annual flat financial accounting fee of $25,000, an annual flat financial reporting fee of $19,565 and a monthly financial accounting fee at the annual rate of 0.02% of the average daily net assets of each Fund. The fee for a Fund in any year will not exceed $150,000.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

Prior to November 1, 2003, Columbia was entitled to receive a monthly pricing and bookkeeping fee at the annual rate of 0.01% of the average daily net assets of each Fund. The fee for a Fund in any year was not less than $25,000 and did not exceed $150,000.

For the six months ended February 29, 2004, the annualized effective pricing and bookkeeping fee rates for the Funds were as follows:

    Columbia Common Stock Fund                         0.031%
    Columbia Growth Fund                               0.017%
    Columbia International Stock Fund                  0.026%
    Columbia Mid Cap Growth Fund                       0.014%
    Columbia Small Cap Growth Fund                     0.021%
    Columbia Real Estate Equity Fund                   0.016%
    Columbia Technology Fund                           0.100%
    Columbia Strategic Investor Fund                   0.031%
    Columbia Balanced Fund                             0.029%
    Columbia Short Term Bond Fund                      0.035%
    Columbia Fixed Income Securities Fund              0.033%
    Columbia National Municipal Bond Fund              0.352%
    Columbia Oregon Municipal Bond Fund                0.039%
    Columbia High Yield Fund                           0.011%
    Columbia Daily Income Company                      0.019%

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee per open account, in addition to reimbursement for certain out-of-pocket expenses. The annual charges per open account for the transfer fees are as follows:

                                                    PER OPEN
                                                     ACCOUNT
                                                    FEE RATE
                                                    --------
    Columbia Common Stock Fund                       $ 28.00
    Columbia Growth Fund                             $ 28.00
    Columbia International Stock Fund                $ 28.00
    Columbia Mid Cap Growth Fund                     $ 28.00
    Columbia Small Cap Growth Fund                   $ 28.00
    Columbia Real Estate Equity Fund                 $ 28.00
    Columbia Technology Fund                         $ 28.00
    Columbia Strategic Investor Fund                 $ 28.00
    Columbia Balanced Fund                           $ 28.00
    Columbia Short Term Bond Fund                    $ 34.00
    Columbia Fixed Income Securities Fund            $ 34.00
    Columbia National Municipal Bond Fund            $ 34.00
    Columbia Oregon Municipal Bond Fund              $ 34.00
    Columbia High Yield Fund                         $ 34.00
    Columbia Daily Income Company                    $ 33.50

Prior to November 1, 2003, the Transfer Agent was entitled to receive a transfer agent fee for all Funds' Class Z shares, with the exception of Columbia National Municipal Bond Fund, based on the number of shareholder accounts or a minimum of $1,500 per month. Columbia National Municipal Bond Fund was not subject to the monthly $1,500 fee minimum. For Class A, Class B, Class D, Class G and Class T shares, the Transfer Agent was entitled to receive a monthly fee at the lower of: 1) the monthly fee for Class Z shares described above as applied to Class A, Class B, Class D, Class G and Class T shares, or 2) a fee based upon an annual rate of 0.06% of the average daily net assets attributable to Class A, Class B, Class D, Class G and Class T shares, plus a per transaction fee and a per account fee. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. For the six months ended February 29, 2004, the Distributor has retained net underwriting discounts and CDSC fees as follows:



                                       FRONT-END
                                      SALES CHARGE                    CONTINGENT DEFERRED SALES CHARGE(CDSC)
                                  ------------------    ---------------------------------------------------------------
                                  CLASS A    CLASS T    CLASS A    CLASS B    CLASS C     CLASS D    CLASS G    CLASS T
                                  -------    -------    -------    -------    -------     -------    -------    -------
Columbia
Common Stock Fund ..............  $ 1,332    $    --    $    --    $   903    $   162     $    --    $    --    $    --

Columbia Growth Fund ...........    3,518         --          9        824         --         290     11,501         --

Columbia
International Stock Fund .......    4,802         --         13      8,454        120          26         --         --

Columbia
Mid Cap Growth Fund ............    4,988         95         --      4,334         48         112      1,523         --

Columbia
Real Estate Equity Fund ........   16,162         --     25,000     10,173         44       1,268         --         --

Columbia
Technology Fund ................    2,354         --         --        674         --         250         --         --

Columbia
Strategic Investor Fund ........   15,783         --        487      5,731         34          --         --         --

Columbia Balanced Fund .........    2,868         --         --      6,289         --          56         --         --

Columbia
Short Term Bond Fund ...........   16,250         --     17,993     76,704         57      13,883      2,079         --

Columbia Fixed Income
Securities Fund ................    3,535         --        728     11,674         --       1,371         --         --

Columbia National
Municipal Bond Fund ............    1,505         --         --        778         --          39         --         --

Columbia Oregon
Municipal Bond Fund ............    1,201         --         --      1,379         --         819         --         --

Columbia High Yield Fund .......   69,096         --     50,037    116,184        351      53,242         --         --


________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

The Funds have adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:



                                                                DISTRIBUTION FEE
                                         -------------------------------------------------------
                                         CLASS A(a)    CLASS B     CLASS C    CLASS D    CLASS G
                                         ----------    -------     -------    -------    -------
Columbia Common Stock Fund .............       0.10%      0.75%       0.75%      0.75%        --

Columbia Growth Fund ...................       0.10%      0.75%       0.75%      0.75%      0.65%(b)

Columbia International Stock Fund ......         --       0.75%       0.75%      0.75%        --

Columbia Mid Cap Growth Fund ...........       0.10%      0.75%       0.75%      0.75%      0.65%(b)

Columbia Real Estate Equity Fund .......       0.10%      0.75%       0.75%      0.75%        --

Columbia Technology Fund ...............       0.10%      0.75%       0.75%      0.75%        --

Columbia Strategic Investor Fund .......         --       0.75%       0.75%      0.75%        --

Columbia Balanced Fund .................       0.10%      0.75%       0.75%      0.75%        --

Columbia Short Term Bond Fund ..........       0.10%      0.75%       0.75%      0.75%      0.65%(c)

Columbia Fixed Income Securities Fund ..       0.10%      0.75%       0.75%      0.75%        --

Columbia National Municipal Bond Fund ..       0.10%      0.75%       0.75%      0.75%        --

Columbia Oregon Municipal Bond Fund ....       0.10%      0.75%       0.75%      0.75%        --

Columbia High Yield Fund ...............       0.10%      0.75%       0.75%      0.75%        --




                                                                SERVICE FEE
                                         -------------------------------------------------------
                                         CLASS A(a)    CLASS B     CLASS C    CLASS D    CLASS G
                                         ----------    -------     -------    -------    -------
Columbia Common Stock Fund .............       0.25%      0.25%       0.25%      0.25%        --

Columbia Growth Fund ...................       0.25%      0.25%       0.25%      0.25%      0.50%(b)

Columbia International Stock Fund ......       0.25%      0.25%       0.25%      0.25%        --

Columbia Mid Cap Growth Fund ...........       0.25%      0.25%       0.25%      0.25%      0.50%(b)

Columbia Real Estate Equity Fund .......       0.25%      0.25%       0.25%      0.25%        --

Columbia Technology Fund ...............       0.25%      0.25%       0.25%      0.25%        --

Columbia Strategic Investor Fund .......       0.25%      0.25%       0.25%      0.25%        --

Columbia Balanced Fund .................       0.25%      0.25%       0.25%      0.25%        --

Columbia Short Term Bond Fund ..........       0.25%      0.25%       0.25%      0.25%      0.50%(c)

Columbia Fixed Income Securities Fund ..       0.25%      0.25%       0.25%      0.25%        --

Columbia National Municipal Bond Fund ..       0.25%      0.25%       0.25%      0.25%        --

Columbia Oregon Municipal Bond Fund ....       0.25%      0.25%       0.25%      0.25%        --

Columbia High Yield Fund ...............       0.25%      0.25%       0.25%      0.25%        --


(a) The Funds' Board of Directors currently limits payments under the Plan for Class A shares to 0.25% annually of the Class A shares average daily net assets.

(b) The Fund's Board of Directors currently limits payments under the Plan for Class G shares to 0.95% annually of the Class G shares average daily net assets.

(c) The Fund's Board of Directors currently limits payments under the Plan for Class G shares to 0.80% annually of the Class G shares average daily net assets.

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

The Distributor has voluntarily agreed to waive a portion of the Class C and Class D distribution and service fees so that combined these fees do not exceed the annual rates on the average daily net assets of Class C and Class D shares of each Fund as follows:

    Columbia Short Term Bond Fund ...........  0.40%
    Columbia Fixed Income Securities Fund ...  0.85%
    Columbia National Municipal Bond Fund ...  0.65%
    Columbia Oregon Municipal Bond Fund .....  0.65%
    Columbia High Yield Fund ................  0.85%

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SHAREHOLDER SERVICES FEES

The Columbia Mid Cap Growth Fund and Columbia Short Term Bond Fund have adopted shareholder services plans that permit them to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% annually for Class T shares, but will not exceed each Fund's net investment income attributable to Class T shares. The Columbia Mid Cap Growth Fund and Columbia Short Term Bond Fund do not intend to pay more than 0.30% and 0.15%, respectively, for annual Class T shareholder services fees.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has agreed to waive advisory fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.65% and 0.65% annually of the average daily net assets for the Columbia Technology Fund and Columbia National Municipal Bond Fund, respectively. These arrangements may be revised or discontinued at any time.

Columbia has contractually agreed to reimburse certain expenses of the Columbia Short Term Bond Fund to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.66% annually of the Fund's average daily net assets. Columbia has agreed to maintain the waiver until May 2004. Prior to November 1, 2003, Columbia voluntarily reimbursed the Columbia Short Term Bond Fund at the annual rate of 0.75% of the Fund's average daily net assets. In addition, Columbia or its affiliates have voluntarily agreed to reimburse class specific transfer agency fees for the Columbia Short Term Bond Fund to the extent necessary to prevent total annual operating expenses from exceeding 1.64% and 0.98% for Class G and Class T, respectively. Columbia or its affiliates have agreed to maintain the waiver until May 24, 2004.

Effective January 1, 2004, Columbia has voluntarily agreed to waive a portion of its investment advisory fee for the Columbia International Stock Fund at an annual rate of 0.10% on the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Columbia has agreed to waive a portion of the transfer agent fees for the Columbia International Stock Fund, Columbia Mid Cap Growth Fund and Columbia Strategic Investor Fund. Columbia has agreed to maintain this waiver until May 31, 2004. Thereafter, these arrangements may be revised or discontinued by Columbia at any time.

For the six months ended February 29, 2004, Columbia waived transfer agent fees for the Funds based on each class' average daily net assets at the following annual rates:


                         CLASS A   CLASS B    CLASS C    CLASS D    CLASS Z
                         -------   -------    -------    -------    -------
Columbia
International
Stock Fund ..............     --      0.11%      0.29%      0.58%      0.10%

Columbia
Mid Cap
Growth
Fund ....................   0.01%     0.12%      0.09%      0.09%      0.05%

Columbia
Strategic
Investor
Fund ....................     --      0.23%      0.15%      0.15%      0.03%

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND DIRECTORS

The Funds pay no compensation to their officers, all of whom are employees of Columbia or its affiliates.

The Funds' Directors may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended February 29, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:



                                                U.S. GOVERNMENT                    OTHER INVESTMENT
                                                  SECURITIES                         SECURITIES
                                          ----------------------------    ------------------------------
                                           PURCHASES          SALES         PURCHASES          SALES
                                          ------------    ------------    -------------    -------------
Columbia Common Stock Fund .............  $  1,983,692    $  2,542,882    $ 364,044,680    $ 431,796,193

Columbia Growth Fund ...................         7,290      13,463,277      713,162,831      748,879,129

Columbia International Stock Fund ......            --              --      302,091,893      129,850,427

Columbia Mid Cap Growth Fund ...........            --              --      542,769,722      592,608,239

Columbia Small Cap Growth Fund .........            --              --      516,391,614      439,797,460

Columbia Real Estate Equity Fund .......            --              --      112,165,509       64,682,361

Columbia Technology Fund ...............            --              --       71,604,616       56,952,508

Columbia Strategic Investor Fund .......     2,270,981       1,168,472      147,644,355      155,680,259

Columbia Balanced Fund .................    95,391,606     102,549,532      383,705,734      446,494,944

Columbia Short Term Bond Fund ..........    75,405,868      76,264,050      182,365,191      134,954,548

Columbia Fixed Income Securities Fund ..   317,372,122     390,217,101       62,702,724      127,684,391

Columbia National Municipal Bond Fund ..            --              --        1,402,861        2,885,866

Columbia Oregon Municipal Bond Fund ....            --              --       34,666,451       61,255,089

Columbia High Yield Fund ...............            --              --      450,840,942      219,282,548


NOTE 6. OTHER RELATED PARTY TRANSACTIONS

During the six months ended February 29, 2004, the Columbia Strategic Investor Fund used Fleet Institutional Services ("FIS"), a wholly owned subsidiary of FleetBoston, as a broker. Total commissions paid to FIS during the period were $500.

NOTE 7. REDEMPTION FEES

Effective February 15, 2003, the Columbia International Stock Fund began imposing a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. Prior to October 9, 2003, redemption fees were recorded as a component of paid-in capital on Class Z shares. For the six months ended February 29, 2004, the redemption fees for the Class Z shares of the Columbia International Stock Fund amounted to $43,624.

NOTE 8. LINE OF CREDIT

The Funds participate in a $100,000,000 uncommitted line of credit along with the CMG Fund Trust, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit expires on July 2, 2004. For the six months ended February 29, 2004, the average daily loan balance outstanding on

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

days where borrowings existed for the Columbia Common Stock Fund was $17,313,000 at a weighted average interest rate of 1.50%. For the six months ended February 29, 2004, the Funds, other than the Columbia Common Stock Fund, did not borrow under these arrangements.

NOTE 9. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

GEOGRAPHIC CONCENTRATION

The Columbia National Municipal Bond Fund has greater than 5% of its total investments at February 29, 2004 invested in debt obligations issued by the states of Illinois, Indiana, Michigan, Oregon, Washington. Also on this date, the Columbia Oregon Municipal Bond Fund has greater than 5% of its total investments invested in debt obligations issued by the state of Oregon. The Funds are also invested in each state's respective political subdivisions, agencies and public authorities to obtain funds for various purposes. These Funds are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

NOTE 10. COMPARABILITY OF FINANCIAL STATEMENTS

Effective January 29, 2003, the Board of Directors approved a change in the fiscal year end of the Funds from December 31 to August 31.

NOTE 11. BUSINESS COMBINATIONS AND MERGERS

As of the end of business on December 6, 2002, the Galaxy Large Cap Growth Fund merged into the Columbia Growth Fund as follows:

                               NET ASSETS
                             OF THE GALAXY
                               LARGE CAP
         SHARES               GROWTH FUND            UNREALIZED
         ISSUED                 RECEIVED            DEPRECIATION 1
        ---------            -------------          --------------
        4,943,168            $ 108,315,198           $  (8,049,749)

                               NET ASSETS            NET ASSETS
       NET ASSETS            OF THE GALAXY             OF THE
         OF THE                LARGE CAP              COLUMBIA
        COLUMBIA              GROWTH FUND            GROWTH FUND
       GROWTH FUND            IMMEDIATELY            IMMEDIATELY
        PRIOR TO                PRIOR TO                AFTER
       COMBINATION            COMBINATION            COMBINATION
      ------------           -------------          ------------
      $798,985,765           $ 108,315,198          $907,300,963

As of the end of business on November 1, 2002, the Stein Roe International Fund ("SRIF") and Liberty Newport International Equity Fund ("LNIEF") merged into the Columbia International Stock Fund as follows:

                              NET ASSETS
                               OF SRIF
                SHARES         AND LNIEF       UNREALIZED
                ISSUED         RECEIVED      DEPRECIATION 1
               ---------     -----------     --------------
SRIF           1,426,029     $14,246,030         $ (214,705)

LNIEF          3,200,017      31,968,172           (948,177)



                                         NET ASSETS
       NET ASSETS                          OF THE
          OF THE          NET ASSETS      COLUMBIA
         COLUMBIA          OF SRIF      INTERNATIONAL
      INTERNATIONAL       AND LNIEF       STOCK FUND
       STOCK FUND        IMMEDIATELY     IMMEDIATELY
        PRIOR TO           PRIOR TO        AFTER
       COMBINATION       COMBINATION     COMBINATION
      -------------      -----------    -------------
      $ 125,693,014      $46,214,202    $ 171,907,216

As of the end of business on November 1, 2002, the Liberty Midcap Growth Fund ("LMCGF"), Galaxy Growth II Fund ("GGIIF") and Stein Roe Capital Opportunities Fund ("SRCOF") merged into the Columbia Mid Cap Growth Fund as follows:

                         NET ASSETS
                          OF LMCGF,
                            GGIIF
             SHARES       AND SRCOF       UNREALIZED
             ISSUED       RECEIVED       APPRECIATION 1
          ----------    ------------     --------------
LMCGF      1,926,436    $ 29,609,516        $ 1,312,196

GGIIF      3,693,522      56,786,294            419,666

SRCOF     13,391,313     205,776,298          4,912,798

                                         NET ASSETS
       NET ASSETS        NET ASSETS        OF THE
        OF THE           OF LMCGF,       COLUMBIA
       COLUMBIA            GGIIF          MID CAP
         MID CAP          AND SRCOF      GROWTH FUND
       GROWTH FUND       IMMEDIATELY     IMMEDIATELY
       PRIOR TO          PRIOR TO          AFTER
       COMBINATION       COMBINATION     COMBINATION
      ------------      ------------    ------------
      $588,307,694      $292,172,108    $880,479,802

________________________________________________________________________________
FEBRUARY 29, 2004 (UNAUDITED)                                     COLUMBIA FUNDS

As of the end of business on November 1, 2002, the Liberty Contrarian Fund ("LCF") and Liberty Contrarian Equity Fund ("LCEF") merged into the Columbia Strategic Investor Fund as follows:

                              NET ASSETS
                               OF LCF
                 SHARES        AND LCEF        UNREALIZED
                 ISSUED        RECEIVED      DEPRECIATION 1
               ---------     -----------     --------------
LCF              249,129     $ 3,236,185     $     (374,279)

LCEF           4,319,838      56,114,694         (7,312,321)

                                          NET ASSETS
        NET ASSETS                          OF THE
          OF THE        NET ASSETS         COLUMBIA
         COLUMBIA         OF LCF          STRATEGIC
        STRATEGIC        AND LCEF       INVESTOR FUND
      INVESTOR FUND     IMMEDIATELY      IMMEDIATELY
         PRIOR TO        PRIOR TO           AFTER
       COMBINATION      COMBINATION      COMBINATION
      -------------    ------------     -------------
      $ 216,528,060    $ 59,350,879     $ 275,878,939

As of the end of business on December 6, 2002, the Galaxy Short Term Bond Fund merged into the Columbia Short Term Bond Fund as follows:

                      NET ASSETS
                    OF THE GALAXY
                      SHORT TERM
         SHARES       BOND FUND        UNREALIZED
         ISSUED        RECEIVED      APPRECIATION 1
      ----------    -------------    --------------
      25,924,097    $ 223,465,181    $    3,331,362

                                          NET ASSETS
       NET ASSETS         NET ASSETS       OF THE
         OF THE         OF THE GALAXY     COLUMBIA
        COLUMBIA          SHORT TERM      SHORT TERM
       SHORT TERM         BOND FUND       BOND FUND
        BOND FUND        IMMEDIATELY     IMMEDIATELY
        PRIOR TO           PRIOR TO         AFTER
       COMBINATION       COMBINATION     COMBINATION
      -------------     -------------   -------------
      $ 125,747,136     $ 223,465,181   $ 349,212,317

1 Unrealized appreciation/depreciation is included in the respective Net Assets Received amounts shown above.

NOTE 12. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Funds' investment advisor and distributor, was acquired by BOA. The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

                       This page intentionally left blank.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                      (UNAUDITED)
                                                                    SIX MONTHS ENDED     PERIOD ENDED        PERIOD ENDED
                                                                      FEBRUARY 29,         AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                            2004              2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $17.22              $14.91             $15.09
                                                                      -----------         -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                                             0.02                0.01                 --(d)
Net realized and unrealized gain (loss) on investments                       2.20                2.30              (0.11)
                                                                      -----------         -----------        -----------
Total from investment operations                                             2.22                2.31              (0.11)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                  (0.03)                 --              (0.07)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $19.41              $17.22             $14.91
Total return (e)(f)                                                        12.90%              15.49%            (0.71)%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $729                $223                $32
Ratio of expenses to average net assets (g)(h)                              1.19%               1.40%              1.32%
Ratio of net investment income (loss) to average net assets (g)(h)          0.21%               0.08%            (0.03)%
Portfolio turnover rate                                                       87%(f)             102%(f)            107%
-------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.




                                                                      (UNAUDITED)
                                                                    SIX MONTHS ENDED      PERIOD ENDED       PERIOD ENDED
                                                                      FEBRUARY 29,         AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                                           2004               2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $17.12              $14.91             $15.09
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                     (0.06)              (0.09)             (0.01)
Net realized and unrealized gain (loss) on investments                       2.19                2.30              (0.12)
                                                                      -----------         -----------        -----------
Total from investment operations                                             2.13                2.21              (0.13)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                     --                  --              (0.05)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $19.25              $17.12             $14.91
Total return (d)(e)                                                        12.44%              14.82%            (0.84)%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $1,927                $620               $109
Ratio of expenses to average net assets (f)(g)                              1.99%               2.36%              2.07%
Ratio of net investment loss to average net assets (f)(g)                 (0.66)%             (0.90)%            (0.78)%
Portfolio turnover rate                                                       87%(e)             102%(e)            107%
------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            (UNAUDITED)
                                                            PERIOD ENDED
                                                            FEBRUARY 29,
CLASS C SHARES                                                2004 (a)
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $    $17.61
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                           (0.05)
Net realized and unrealized gain on investments                    1.69
                                                             ----------
Total from investment operations                                   1.64
-----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $19.25
Total return (c)(d)                                               9.31%
-----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $48
Ratio of expenses to average net assets (e)(f)                    1.91%
Ratio of net investment loss to average net assets (e)(f)       (0.66)%
Portfolio turnover rate                                             87%(d)
-----------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) Annualized.



                                                             (UNAUDITED)
                                                           SIX MONTHS ENDED       PERIOD ENDED         PERIOD ENDED
                                                             FEBRUARY 29,          AUGUST 31,          DECEMBER 31,
CLASS D SHARES                                                   2004                2003 (a)            2002 (b)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $17.11               $14.92               $15.09
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                             (0.05)               (0.12)               (0.01)
Net realized and unrealized gain (loss) on investments               2.18                 2.31                (0.11)
                                                             ------------         ------------         ------------
Total from investment operations                                     2.13                 2.19                (0.12)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                             --                   --                (0.05)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $19.24               $17.11               $14.92
Total return (d)(e)                                                12.45%               14.68%              (0.77)%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $152                 $112                  $30
Ratio of expenses to average net assets (f)(g)                      1.91%                2.61%                2.07%
Ratio of net investment loss to average net assets (f)(g)         (0.52)%              (1.09)%              (0.78)%
Portfolio turnover rate                                               87%(e)              102%(e)              107%
-------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                     (UNAUDITED)
                                      SIX MONTHS
                                        ENDED        PERIOD ENDED                        YEAR ENDED DECEMBER 31,
                                     FEBRUARY 29,     AUGUST 31,     -------------------------------------------------------------
Class Z Shares                          2004           2003 (a)       2002 (b)       2001         2000         1999        1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $17.26          $14.91         $19.97        $24.34       $28.90       $24.40      $22.02
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               0.04(c)         0.06(c)        0.07(c)       0.07        (0.01)        0.03        0.09
Net realized and unrealized gain
(loss) on investments                      2.21            2.29          (5.05)        (4.35)       (1.54)        6.25        5.68
                                      ---------       ---------      ---------     ---------    ---------    ---------   ---------
Total from investment operations           2.25            2.35          (4.98)        (4.28)       (1.55)        6.28        5.77
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                (0.10)             --          (0.08)        (0.07)          --        (0.03)      (0.13)
From net realized gains                      --              --             --         (0.02)       (3.01)       (1.75)      (3.26)
                                      ---------       ---------      ---------     ---------    ---------    ---------   ---------
Total distributions                       (0.10)             --          (0.08)        (0.09)       (3.01)       (1.78)      (3.39)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $19.41          $17.26         $14.91        $19.97       $24.34       $28.90      $24.40
Total return (d)                         13.09%(e)       15.76%(e)    (24.92)%      (17.60)%      (5.73)%       25.76%      26.28%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                         $412,726        $427,669       $416,638      $681,397     $895,134     $959,910    $797,147
Ratio of expenses to average
net assets (f)                            0.91%(g)        0.94%(g)       0.86%         0.80%        0.75%        0.77%       0.80%
Ratio of net investment income
(loss) to average net assets (f)          0.49%(g)        0.55%(g)       0.43%         0.32%      (0.05)%        0.09%       0.56%
Portfolio turnover rate                     87%(e)         102%(e)        107%          114%         104%          97%        141%
----------------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                            COLUMBIA GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                           (UNAUDITED)
                                                           SIX MONTHS
                                                              ENDED           PERIOD ENDED       PERIOD ENDED
                                                           FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                2004              2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $24.61             $20.83             $21.52
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                           (0.03)             (0.07)                --(d)
Net realized and unrealized gain (loss) on investments             2.30               3.85              (0.69)
                                                           ------------       ------------       ------------
Total from investment operations                                   2.27               3.78              (0.69)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $26.88             $24.61             $20.83
Total return (e)(f)                                               9.22%             18.15%            (3.21)%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $5,340             $4,229             $3,077
Ratio of expenses to average net assets (g)(h)                    1.12%              1.33%              1.15%
Ratio of net investment loss to average net assets (g)(h)       (0.26)%            (0.44)%            (0.36)%
Portfolio turnover rate                                             76%(f)            110%(f)            165%
-------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.



                                                           (UNAUDITED)
                                                            SIX MONTHS
                                                              ENDED           PERIOD ENDED       PERIOD ENDED
                                                           FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                2004              2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $24.47             $20.82             $21.52
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                           (0.13)             (0.19)             (0.03)
Net realized and unrealized gain (loss) on investments             2.27               3.84              (0.67)
                                                           ------------       ------------       ------------
Total from investment operations                                   2.14               3.65              (0.70)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $26.61             $24.47             $20.82
Total return (d)(e)                                               8.75%             17.53%            (3.25)%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $2,086               $793               $114
Ratio of expenses to average net assets (f)(g)                    1.90%              2.11%              1.88%
Ratio of net investment loss to average net assets (f)(g)       (1.01)%            (1.27)%            (1.09)%
Portfolio turnover rate                                             76%(e)            110%(e)            165%
-------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                            COLUMBIA GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           (UNAUDITED)
                                                           PERIOD ENDED
                                                           FEBRUARY 29,
CLASS C SHARES                                               2004 (a)
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $24.96
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                           (0.10)
Net realized and unrealized gain on investments                    1.69
                                                           ------------
Total from investment operations                                   1.59
-----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $26.55
Total return (c)(d)                                               6.37%
-----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $98
Ratio of expenses to average net assets (e)(f)                    1.83%
Ratio of net investment loss to average net assets (e)(f)       (0.94)%
Portfolio turnover rate                                             76%(d)
-----------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) Annualized.



                                                           (UNAUDITED)
                                                           SIX MONTHS
                                                              ENDED           PERIOD ENDED       PERIOD ENDED
                                                           FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                2004              2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $24.48             $20.82             $21.52
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (c)                                           (0.13)             (0.17)             (0.02)
Net realized and unrealized gain (loss) on investments             2.29               3.83              (0.68)
                                                           ------------       ------------       ------------
Total from investment operations                                   2.16               3.66              (0.70)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $26.64             $24.48             $20.82
Total return (d)(e)                                               8.82%             17.58%            (3.25)%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $294               $294               $103
Ratio of expenses to average net assets (f)(g)                    1.85%              2.02%              1.88%
Ratio of net investment loss to average net assets (f)(g)       (0.99)%            (1.15)%            (1.09)%
Portfolio turnover rate                                             76%(e)            110%(e)            165%
-------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                            COLUMBIA GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                           (UNAUDITED)
                                                            SIX MONTHS
                                                              ENDED           PERIOD ENDED       PERIOD ENDED
                                                           FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS G SHARES                                                2004              2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $24.49             $20.83             $21.52
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                           (0.12)             (0.16)             (0.03)
Net realized and unrealized gain (loss) on investments             2.28               3.82              (0.66)
                                                           ------------       ------------       ------------
Total from investment operations                                   2.16               3.66              (0.69)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $26.65             $24.49             $20.83
Total return (d)(e)                                               8.82%             17.57%            (3.21)%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $15,248            $14,810            $13,705
Ratio of expenses to average net assets (f)(g)                    1.79%              2.00%              1.83%
Ratio of net investment loss to average net assets (f)(g)       (0.95)%            (1.10)%            (1.04)%
Portfolio turnover rate                                             76%(e)            110%(e)            165%
-------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class G shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.



                                      (UNAUDITED)
                                      SIX MONTHS
                                        ENDED       PERIOD ENDED                          YEAR ENDED DECEMBER 31,
                                      FEBRUARY 29,   AUGUST 31,     ---------------------------------------------------------------
CLASS Z SHARES                          2004          2003 (a)       2002 (b)        2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $24.70         $20.85         $31.35         $40.07       $48.91       $42.51       $34.34
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 --(c)(d)       --(c)(d)    (0.01)(c)      (0.02)       (0.08)       (0.03)        0.03
Net realized and unrealized
gain (loss) on investments                 2.31           3.85         (10.49)         (8.55)       (3.49)       11.09        10.39
                                      ---------      ---------      ---------     ----------   ----------   ----------   ----------
Total from investment operations           2.31           3.85         (10.50)         (8.57)       (3.57)       11.06        10.42
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                   --             --             --             --           --           --(d)     (0.08)
From net realized gains                      --             --             --          (0.15)       (5.27)       (4.66)       (2.17)
                                      ---------      ---------      ---------     ----------   ----------   ----------   ----------
Total distributions                          --             --             --          (0.15)       (5.27)       (4.66)       (2.25)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $27.01         $24.70         $20.85         $31.35       $40.07       $48.91       $42.51
Total return (e)                          9.35%(f)      18.47%(f)    (33.49)%       (21.40)%      (7.94)%       26.02%       30.34%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                       $937,126       $909,611       $811,648     $1,325,844   $1,919,227   $2,160,739   $1,753,024
Ratio of expenses to average
  net assets (g)                          0.82%(h)       0.88%(h)       0.82%          0.72%        0.65%        0.65%        0.68%
Ratio of net investment income
  (loss) to average net assets (g)        0.03%(h)       0.01%(h)     (0.03)%        (0.07)%      (0.18)%      (0.07)%        0.21%
Portfolio turnover rate                     76%(f)        110%(f)        165%           122%         114%         118%         105%
-----------------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                    (UNAUDITED)
                                                                    SIX MONTHS
                                                                       ENDED           PERIOD ENDED      PERIOD ENDED
                                                                    FEBRUARY 29,        AUGUST 31,       DECEMBER 31,
CLASS A SHARES                                                         2004              2003 (a)          2002 (b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $11.34             $10.05            $10.04
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                                           (0.04)              0.04             (0.02)
Net realized and unrealized gain on investments, foreign
  currency and foreign capital gains tax                                    2.43               1.25              0.03
                                                                    ------------       ------------      ------------
Total from investment operations                                            2.39               1.29              0.01
---------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                                      --(c)(d)           --                --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $13.73             $11.34            $10.05
Total return (e)(f)(g)                                                    21.08%             12.84%             0.10%
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                 $25,812            $21,664           $20,178
Ratio of expenses to average net assets (h)(i)                             1.77%              1.90%             1.86%
Ratio of net investment income (loss) to average net assets (h)(i)       (0.70)%              0.61%           (0.39)%
Waiver (i)                                                                 0.04%                 --                --
Portfolio turnover rate                                                      33%(f)             43%(f)            96%
---------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.



                                                                    (UNAUDITED)
                                                                    SIX MONTHS
                                                                       ENDED           PERIOD ENDED       PERIOD ENDED
                                                                    FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                         2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $11.23             $10.02             $10.04
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                    (0.09)             (0.03)             (0.05)
Net realized and unrealized gain on investments, foreign
  currency and foreign capital gains tax                                    2.40               1.24              0.03
                                                                    ------------       ------------       ------------
Total from investment operations                                            2.31               1.21              (0.02)
----------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                                      --(c)(d)           --                 --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $13.54             $11.23             $10.02
Total return (e)(f)(g)                                                    20.57%             12.08%            (0.20)%
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                 $12,050            $10,316            $10,920
Ratio of expenses to average net assets (h)(i)                             2.59%              2.98%              3.64%
Ratio of net investment loss to average net assets (h)(i)                (1.51)%            (0.47)%            (2.17)%
Waiver (i)                                                                 0.15%              0.11%              0.11%
Portfolio turnover rate                                                      33%(g)             43%(g)             96%
----------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming no contingent deferred sales charge.
(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            (UNAUDITED)
                                                           PERIOD ENDED
                                                            FEBRUARY 29,
CLASS C SHARES                                               2004 (a)
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $12.27
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                           (0.05)
Net realized and unrealized gain on investments, foreign
  currency and foreign capital gains tax                           1.36
                                                           ------------
Total from investment operations                                   1.31
-----------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                             --(b)(c)
-----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $13.58
Total return (d)(e)(f)                                           10.68%
-----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                           $301
Ratio of expenses to average net assets (g)(h)                    2.05%
Ratio of net investment loss to average net assets (g)(h)       (1.05)%
Waiver (h)                                                        0.35%
Portfolio turnover rate                                             33%(f)
-----------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.



                                                                    (UNAUDITED)
                                                                    SIX MONTHS
                                                                       ENDED           PERIOD ENDED      PERIOD ENDED
                                                                    FEBRUARY 29,        AUGUST 31,       DECEMBER 31,
CLASS D SHARES                                                         2004              2003 (a)          2002 (b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $11.27             $10.02            $10.04
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                                           (0.06)                --(d)          (0.04)
Net realized and unrealized gain on investments, foreign
  currency and foreign capital gains tax                                    2.42               1.25              0.02
                                                                    ------------       ------------      ------------
Total from investment operations                                            2.36               1.25             (0.02)
---------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                                      --(c)(d)           --                --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $13.63             $11.27            $10.02
Total return (e)(f)(g)                                                    20.94%             12.48%           (0.20)%
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $777               $633              $542
Ratio of expenses to average net assets (h)(i)                             2.07%              2.49%             3.48%
Ratio of net investment income (loss) to average net assets (h)(i)       (0.99)%              0.02%           (2.01)%
Waiver (i)                                                                 0.62%              0.75%             0.75%
Portfolio turnover rate                                                      33%(g)             43%(g)            96%
---------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming no contingent deferred sales charge.
(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                      (UNAUDITED)
                                      SIX MONTHS
                                        ENDED          PERIOD ENDED                    YEAR ENDED DECEMBER 31,
                                      FEBRUARY 29,      AUGUST 31,       --------------------------------------------------------
CLASS Z SHARES                          2004            2003 (a)          2002 (b)        2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $11.40           $10.05            $12.03        $14.77     $22.81     $15.45     $13.70
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 --(c)(d)       0.07(c)             --(c)(d)    0.01      (0.04)     (0.05)       --(d)
Net realized and unrealized
  gain (loss) on investments,
  foreign currency and foreign
  capital gains tax                        2.44             1.27             (1.94)        (2.74)     (5.17)      9.00       1.76
                                      ---------        ---------         ---------      --------   --------   --------  ---------
Total from investment operations           2.44             1.34             (1.94)        (2.73)     (5.21)      8.95       1.76
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                (0.04)              --             (0.01)        (0.01)        --         --         --
From net realized gains                      --               --                --            --      (2.83)     (1.59)     (0.01)
Return of capital                            --               --             (0.03)           --         --         --         --
                                      ---------        ---------         ---------      --------   --------   --------  ---------
Total distributions                       (0.04)              --             (0.04)        (0.01)     (2.83)     (1.59)     (0.01)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to
  paid-in capital                            --(c)(d)       0.01(c)             --            --         --         --         --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $13.80           $11.40            $10.05        $12.03     $14.77     $22.81     $15.45
Total return (e)                         21.46%(f)(g)     13.43%(f)(g)    (16.10)%(f)   (18.47)%   (22.64)%     57.93%     12.83%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                       $503,931         $248,718          $143,332      $135,626   $175,316   $239,223   $134,193
Ratio of expenses to
  average net assets (h)                  1.07%(i)         1.47%(i)          1.49%         1.56%      1.42%      1.48%      1.56%
Ratio of net investment
  income (loss) to average
  net assets (h)                            --%(i)(j)      1.03%(i)        (0.02)%         0.06%    (0.19)%    (0.35)%    (0.02)%
Waiver                                    0.14%(i)         0.12%(i)          0.12%           --         --         --         --
Portfolio turnover rate                     33%(g)           43%(g)            96%          130%       112%        94%        74%
---------------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                            (UNAUDITED)
                                                            SIX MONTHS
                                                              ENDED           PERIOD ENDED       PERIOD ENDED
                                                           FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                 2004             2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $18.09             $14.77             $15.15
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                           (0.11)             (0.14)             (0.02)
Net realized and unrealized gain (loss) on investments             1.55               3.46              (0.36)
                                                           ------------       ------------       ------------
Total from investment operations                                   1.44               3.32              (0.38)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $19.53             $18.09             $14.77
Total return (d)(e)(f)                                             7.96%            22.48%            (2.51)%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $6,500             $4,525             $1,180
Ratio of expenses to average net assets (g)(h)                    1.50%              1.60%              1.49%
Ratio of net investment loss to average net assets (g)(h)       (1.20)%            (1.31)%            (1.22)%
Waiver (h)                                                        0.01%              0.01%              0.01%
Portfolio turnover rate                                             53%(f)             78%(f)             88%
-------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.



                                                           (UNAUDITED)
                                                           SIX MONTHS
                                                              ENDED           PERIOD ENDED       PERIOD ENDED
                                                           FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                2004              2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $17.98             $14.76             $15.15
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                           (0.19)             (0.22)             (0.04)
Net realized and unrealized gain (loss) on investments             1.55               3.44              (0.35)
                                                           ------------       ------------       ------------
Total from investment operations                                   1.36               3.22              (0.39)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $19.34             $17.98             $14.76
Total return (d)(e)(f)                                            7.56%             21.82%            (2.57)%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $5,772             $4,242             $3,383
Ratio of expenses to average net assets (g)(h)                    2.31%              2.36%              2.32%
Ratio of net investment loss to average net assets (g)(h)       (2.01)%            (2.06)%            (2.05)%
Waiver (h)                                                        0.12%              0.12%              0.12%
Portfolio turnover rate                                             53%(f)             78%(f)             88%
-------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           (UNAUDITED)
                                                           PERIOD ENDED
                                                           FEBRUARY 29,
CLASS C SHARES                                               2004 (a)
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $17.88
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                           (0.14)
Net realized and unrealized gain on investments                    1.63
                                                           ------------
Total from investment operations                                   1.49
-----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $19.37
Total return (c)(d)(e)                                            8.33%
-----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $264
Ratio of expenses to average net assets (f)(g)                    2.19%
Ratio of net investment loss to average net assets (f)(g)       (1.90)%
Waiver (g)                                                        0.09%
Portfolio turnover rate                                             53%(e)
-----------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.



                                                            (UNAUDITED)
                                                            SIX MONTHS
                                                               ENDED          PERIOD ENDED       PERIOD ENDED
                                                           FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                 2004             2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $17.98             $14.76             $15.15
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                           (0.17)             (0.21)             (0.04)
Net realized and unrealized gain (loss) on investments             1.54               3.43              (0.35)
                                                           ------------       ------------       ------------
Total from investment operations                                   1.37               3.22              (0.39)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $19.35             $17.98             $14.76
Total return (d)(e)(f)                                            7.62%             21.82%             (2.57)%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $803                $737               $433
Ratio of expenses to average net assets (g)(h)                    2.18%              2.27%              2.32%
Ratio of net investment loss to average net assets (g)(h)       (1.88)%            (1.97)%            (2.05)%
Waiver (h)                                                        0.09%              0.09%              0.09%
Portfolio turnover rate                                             53%(f)             78%(f)             88%
-------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                            (UNAUDITED)
                                                            SIX MONTHS
                                                              ENDED           PERIOD ENDED       PERIOD ENDED
                                                           FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS G SHARES                                                2004              2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $17.98             $14.77             $15.15
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                           (0.21)             (0.23)             (0.04)
Net realized and unrealized gain (loss) on investments             1.54               3.44              (0.34)
                                                           ------------       ------------       ------------
Total from investment operations                                   1.33               3.21              (0.38)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $19.31             $17.98             $14.77
Total return (d)(e)                                               7.40%             21.73%            (2.51)%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $809               $806               $753
Ratio of expenses to average net assets (f)(g)                    2.53%              2.47%              2.35%
Ratio of net investment loss to average net assets (f)(g)       (2.23)%            (2.17)%            (2.08)%
Portfolio turnover rate                                             53%(e)             78%(e)             88%
-------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class G shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.




                                                            (UNAUDITED)
                                                            SIX MONTHS
                                                              ENDED           PERIOD ENDED       PERIOD ENDED
                                                           FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS T SHARES                                                2004              2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $18.12             $14.79             $15.15
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                           (0.11)             (0.12)             (0.02)
Net realized and unrealized gain (loss) on investments             1.57               3.45              (0.34)
                                                           ------------       ------------       ------------
Total from investment operations                                   1.46               3.33              (0.36)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $19.58             $18.12             $14.79
Total return (d)(e)                                               8.06%             22.52%            (2.38)%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $31,146            $29,920            $25,966
Ratio of expenses to average net assets (f)(g)                    1.48%              1.46%              1.45%
Ratio of net investment loss to average net assets (f)(g)       (1.18)%            (1.16)%            (1.18)%
Portfolio turnover rate                                             53%(e)             78%(e)             88%
-------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class T shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                   (UNAUDITED)
                                    SIX MONTHS
                                      ENDED         PERIOD ENDED                         YEAR ENDED DECEMBER 31,
                                   FEBRUARY 29,       AUGUST 31,      -----------------------------------------------------------
CLASS Z SHARES                         2004           2003 (a)        2002 (b)         2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                             $18.17          $14.79          $19.60         $25.99       $29.93      $23.62     $20.26
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                      (0.07)(c)       (0.08)(c)       (0.13)(c)      (0.11)       (0.10)      (0.16)     (0.03)
Net realized and unrealized
  gain (loss) on investments              1.57            3.46           (4.68)         (5.35)        4.45        8.74       3.40
                                    ----------        --------        --------      ---------   ----------   ---------   --------
Total from investment operations          1.50            3.38           (4.81)         (5.46)        4.35        8.58       3.37
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                  --              --              --             --           --          --      (0.01)
From net realized gains                     --              --              --          (0.93)       (8.29)      (2.27)        --(d)
                                    ----------        --------        --------      ---------   ----------   ---------   --------
Total distributions                         --              --              --          (0.93)       (8.29)      (2.27)     (0.01)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $19.67          $18.17          $14.79         $19.60       $25.99      $29.93     $23.62
Total return (e)                         8.26%(f)(g)    22.85%(f)(g)  (24.54)%(f)    (20.98)%       13.84%      36.33%     16.64%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                    $1,025,036        $998,943        $807,342       $786,071   $1,095,525    $918,322   $969,359
Ratio of expenses to
  average net assets (h)                 1.02%(i)        1.09%(i)        1.12%          1.08%        0.99%       1.09%      1.03%
Ratio of net investment
  loss to average net assets (h)       (0.72)%(i)      (0.80)%(i)      (0.85)%        (0.49)%      (0.38)%     (0.64)%    (0.09)%
Waiver                                   0.05%(i)        0.05%(i)        0.05%            --           --          --         --
Portfolio turnover rate                    53%(g)          78%(g)          88%           186%         169%        135%       135%
---------------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                  COLUMBIA SMALL CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                      (UNAUDITED)
                                       SIX MONTHS
                                         ENDED        PERIOD ENDED                      YEAR ENDED DECEMBER 31,
                                      FEBRUARY 29,     AUGUST 31,     ------------------------------------------------------------
CLASS Z SHARES                          2004           2003 (a)        2002 (b)        2001         2000        1999        1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $21.62          $16.30          $22.20         $25.87       $27.26      $17.43     $16.65
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                       (0.13)(c)       (0.13)(c)       (0.17)(c)      (0.13)       (0.10)      (0.14)     (0.09)
Net realized and unrealized
  gain (loss) on investments               3.34            5.45           (5.73)         (3.54)        1.75       10.45       0.87
                                      ---------       ---------       ---------      ---------    ---------   ---------   --------
Total from investment operations           3.21            5.32           (5.90)         (3.67)        1.65       10.31       0.78
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net realized gains                      --              --              --             --        (3.04)      (0.48)     --(d)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $24.83          $21.62          $16.30         $22.20       $25.87      $27.26     $17.43
Total return (e)                         14.85%(f)       32.64%(f)     (26.58)%       (14.19)%        5.85%      59.15%      4.69%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                       $784,045        $637,616        $493,031       $617,966     $518,970    $290,374   $160,472
Ratio of expenses to
  average net assets (g)                  1.21%(h)        1.28%(h)        1.24%          1.23%        1.22%       1.30%      1.34%
Ratio of net investment loss
  to average net assets (g)             (1.06)%(h)      (1.09)%(h)      (0.90)%        (0.71)%      (0.44)%     (0.84)%    (0.68)%
Portfolio turnover rate                     64%(f)          79%(f)         109%           129%         145%        188%       158%
----------------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                              (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $21.04             $17.80             $17.01
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.40               0.36(d)            0.26
Net realized and unrealized gain on investments                      3.59               3.11(d)            0.78
                                                             ------------       ------------       ------------
Total from investment operations                                     3.99               3.47               1.04
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.36)             (0.23)             (0.25)
From net realized gains                                             (0.18)                --                 --
                                                             ------------       ------------       ------------
Total distributions                                                 (0.54)             (0.23)             (0.25)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $24.49             $21.04             $17.80
Total return (e)(f)                                                19.28%             19.62%              6.10%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $36,969            $12,364               $905
Ratio of expenses to average net assets (g)(h)                      1.20%              1.55%              1.43%
Ratio of net investment income to average net assets (g)(h)         3.55%              2.70%(d)           4.81%
Portfolio turnover rate                                                7%(f)             33%(f)             53%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.12% to 2.70%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.



                                                              (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $21.03             $17.82             $17.01
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.34               0.24(d)            0.22
Net realized and unrealized gain on investments                      3.58               3.12(d)            0.81
                                                             ------------       ------------       ------------
Total from investment operations                                     3.92               3.36               1.03
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.27)             (0.15)             (0.22)
From net realized gains                                             (0.18)                --                 --
                                                             ------------       ------------       ------------
Total distributions                                                 (0.45)             (0.15)             (0.22)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $24.50             $21.03             $17.82
Total return (e)(f)                                                18.86%             18.97%              6.09%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $9,044             $4,776             $1,074
Ratio of expenses to average net assets (g)(h)                      2.01%              2.37%              2.18%
Ratio of net investment income to average net assets (g)(h)         2.99%              1.86%(d)           4.06%
Portfolio turnover rate                                                7%(f)             33%(f)             53%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 2.28% to 1.86%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              (UNAUDITED)
                                                             PERIOD ENDED
                                                             FEBRUARY 29,
CLASS C SHARES                                                 2004 (a)
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $21.99
-------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                            0.19
Net realized and unrealized gain on investments                      2.59
                                                             ------------
Total from investment operations                                     2.78
-------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.10)
From net realized gains                                             (0.18)
                                                             ------------
Total distributions                                                 (0.28)
-------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                     $24.49
Total return (c)(d)                                                12.71%
-------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $1,524
Ratio of expenses to average net assets (e)(f)                      1.94%
Ratio of net investment income to average net assets (e)(f)         2.08%
Portfolio turnover rate                                                7%(d)
-------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) Annualized.



                                                              (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $21.03             $17.82             $17.01
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.36               0.27(d)            0.21
Net realized and unrealized gain on investments                      3.57               3.10(d)            0.82
                                                             ------------       ------------       ------------
Total from investment operations                                     3.93               3.37               1.03
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.28)             (0.16)             (0.22)
From net realized gains                                             (0.18)                --                 --
                                                             ------------       ------------       ------------
Total distributions                                                 (0.46)             (0.16)             (0.22)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $24.50             $21.03             $17.82
Total return (e)(f)                                                18.93%             18.99%              6.09%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $4,892             $3,466               $365
Ratio of expenses to average net assets (g)(h)                      1.95%              2.30%              2.18%
Ratio of net investment income to average net assets (g)(h)         3.18%              2.02%(d)           4.06%
Portfolio turnover rate                                                7%(f)             33%(f)             53%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 2.44% to 2.02%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                      (UNAUDITED)
                                      SIX MONTHS
                                         ENDED        PERIOD ENDED                       YEAR ENDED DECEMBER 31,
                                      FEBRUARY 29,     AUGUST 31,       ----------------------------------------------------------
CLASS Z SHARES                           2004           2003 (a)         2002 (b)       2001        2000        1999        1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $21.06         $17.81           $18.04       $17.89      $14.57      $15.76      $18.80
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.47(c)        0.39(c)(d)       0.82(c)      0.79        0.81        0.82        0.75
Net realized and unrealized
  gain (loss) on investments                 3.56           3.14(d)         (0.25)        0.15        3.32       (1.19)      (3.04)
                                      -----------      ---------        ---------    ---------   ---------   ---------   ---------
Total from investment
  operations                                 4.03           3.53             0.57         0.94        4.13       (0.37)      (2.29)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                  (0.40)         (0.28)           (0.71)       (0.72)      (0.75)      (0.71)      (0.66)
From net realized gains                     (0.18)            --            (0.09)       (0.07)      (0.06)      (0.11)      (0.09)
                                      -----------      ---------        ---------    ---------   ---------   ---------   ---------
Total distributions                         (0.58)         (0.28)           (0.80)       (0.79)      (0.81)      (0.82)      (0.75)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $24.51         $21.06           $17.81       $18.04      $17.89      $14.57      $15.76
Total return (e)                           19.46%(f)      20.01%(f)         3.12%        5.41%      28.84%     (2.45)%    (12.33)%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                       $1,035,547       $884,747         $774,646     $621,590    $436,764    $241,716    $164,172
Ratio of expenses to
  average net assets (g)                    0.97%(h)       1.08%(h)         0.94%        0.95%       0.96%       0.99%       1.01%
Ratio of net investment
  income to average
  net assets (g)                            4.17%(h)       3.09%(d)(h)      5.30%        4.65%       5.16%       5.66%       4.60%
Portfolio turnover rate                        7%(f)         33%(f)           53%          41%         25%         29%          6%
----------------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.51% to 3.09%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                           (UNAUDITED)
                                                            SIX MONTHS
                                                              ENDED           PERIOD ENDED       PERIOD ENDED
                                                           FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                2004              2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $5.91              $3.79              $3.82
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                           (0.07)             (0.04)             (0.01)
Net realized and unrealized gain (loss) on investments             1.52               2.16              (0.02)
                                                           ------------       ------------       ------------
Total from investment operations                                   1.45               2.12              (0.03)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $7.36              $5.91              $3.79
Total return (d)(e)(f)                                           24.53%             55.94%            (0.79)%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $1,833               $376                 $1
Ratio of expenses to average net assets (g)(h)                    1.90%              1.90%              1.76%
Ratio of net investment loss to average net assets (g)(h)       (1.80)%            (1.35)%            (1.35)%
Reimbursement (h)                                                 0.27%              3.06%              1.24%
Portfolio turnover rate                                            186%(f)            523%(f)            512%
--------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.



                                                           (UNAUDITED)
                                                            SIX MONTHS
                                                              ENDED           PERIOD ENDED       PERIOD ENDED
                                                           FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                2004              2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $5.86              $3.78              $3.82
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                           (0.09)             (0.07)             (0.01)
Net realized and unrealized gain (loss) on investments             1.51               2.15              (0.03)
                                                           ------------       ------------       ------------
Total from investment operations                                   1.42               2.08              (0.04)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $7.28              $5.86              $3.78
Total return (d)(e)(f)                                           24.23%             55.03%            (1.05)%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $3,213             $1,246                 $7
Ratio of expenses to average net assets (g)(h)                    2.65%              2.65%              2.51%
Ratio of net investment loss to average net assets (g)(h)       (2.52)%            (2.11)%            (2.10)%
Reimbursement (h)                                                 0.29%              2.40%              1.24%
Portfolio turnover rate                                            186%(f)            523%(f)            512%
--------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           (UNAUDITED)
                                                           PERIOD ENDED
                                                           FEBRUARY 29,
CLASS C SHARES                                               2004 (a)
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $6.48
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                           (0.07)
Net realized and unrealized gain on investments                    0.87
                                                           ------------
Total from investment operations                                   0.80
-----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $7.28
Total return (c)(d)(e)                                           12.35%
-----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $230
Ratio of expenses to average net assets (f)(g)                    2.65%
Ratio of net investment loss to average net assets (f)(g)       (2.59)%
Reimbursement (g)                                                 0.76%
Portfolio turnover rate                                            186%(e)
-----------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.



                                                           (UNAUDITED)
                                                            SIX MONTHS
                                                              ENDED           PERIOD ENDED       PERIOD ENDED
                                                           FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                2004              2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $5.88              $3.78              $3.82
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                           (0.08)             (0.07)             (0.01)
Net realized and unrealized gain (loss) on investments             1.51               2.17              (0.03)
                                                           ------------       ------------       ------------
Total from investment operations                                   1.43               2.10              (0.04)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $7.31              $5.88              $3.78
Total return (d)(e)(f)                                           24.32%             55.56%            (1.05)%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $42                $15                 $1
Ratio of expenses to average net assets (g)(h)                    2.65%              2.65%              2.51%
Ratio of net investment loss to average net assets (g)(h)       (2.50)%            (2.13)%            (2.10)%
Reimbursement (h)                                                 0.89%              4.00%              1.24%
Portfolio turnover rate                                            186%(f)            523%(f)            512%
--------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                                         (UNAUDITED)
                                                          SIX MONTHS
                                                            ENDED      PERIOD ENDED      YEAR ENDED DECEMBER 31,   PERIOD ENDED
                                                         FEBRUARY 29,   AUGUST 31,      ------------------------    DECEMBER 31,
CLASS Z SHARES                                              2004         2003 (a)        2002 (b)         2001       2000 (c)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $5.93          $3.79           $6.13          $8.63       $10.00
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 (0.05)(d)      (0.04)(d)       (0.06)(d)      (0.08)        0.01
Net realized and unrealized gain (loss) on investments        1.52           2.18           (2.28)         (2.42)       (1.37)
                                                          --------       --------       ---------      ---------    ---------
Total from investment operations                              1.47           2.14           (2.34)         (2.50)       (1.36)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                      --             --              --             --        (0.01)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $7.40          $5.93           $3.79          $6.13        $8.63
Total return (e)(f)                                         24.79%(g)      56.46%(g)     (38.17)%       (28.97)%     (13.78)%(g)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $34,999        $19,663          $8,055        $10,385       $4,327
Ratio of expenses to average net assets (h)                  1.65%(i)       1.65%(i)        1.65%          1.69%        1.48%(i)
Ratio of net investment income (loss) to average net
  assets (h)                                               (1.52)%(i)     (1.19)%(i)      (1.24)%        (1.26)%        0.99%(i)
Reimbursement                                                0.43%(i)       2.73%(i)        1.33%          1.13%        7.49%(i)
Portfolio turnover rate                                       186%(g)        523%(g)         512%           413%          63%(g)
-----------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c) The Fund commenced investment operations on October 27, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                      (UNAUDITED)
                                                                       SIX MONTHS
                                                                         ENDED           PERIOD ENDED      PERIOD ENDED
                                                                      FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                           2004              2003 (a)          2002 (b)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $15.95             $13.13            $12.72
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                     0.01               0.06              0.01
Net realized and unrealized gain on investments and foreign currency          2.72               2.76              0.40
                                                                      ------------       ------------      ------------
Total from investment operations                                              2.73               2.82              0.41
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                   (0.07)                --                --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $18.61             $15.95            $13.13
Total return (d)(e)                                                         17.15%             21.48%             3.22%
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $74,187            $60,112           $53,526
Ratio of expenses to average net assets (f)(g)                               1.23%              1.30%             1.21%
Ratio of net investment income to average net assets (f)(g)                  0.12%              0.60%             0.64%
Portfolio turnover rate                                                        59%(e)             68%(e)           188%
-----------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.



                                                                      (UNAUDITED)
                                                                       SIX MONTHS
                                                                         ENDED           PERIOD ENDED      PERIOD ENDED
                                                                      FEBRUARY 29,        AUGUST 31,       DECEMBER 31,
CLASS B SHARES                                                           2004              2003 (a)          2002 (b)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $15.82             $13.10            $12.72
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                      (0.05)             (0.03)            (0.01)
Net realized and unrealized gain on investments and foreign currency          2.71               2.75              0.39
                                                                      ------------       ------------      ------------
Total from investment operations                                              2.66               2.72              0.38
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $18.48             $15.82            $13.10
Total return (d)(e)(f)                                                      16.81%             20.76%             2.99%
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $8,513             $3,398            $2,350
Ratio of expenses to average net assets (g)(h)                               1.95%              2.22%             2.36%
Ratio of net investment loss to average net assets (g)(h)                  (0.62)%            (0.33)%           (0.51)%
Waiver (h)                                                                   0.23%              0.23%             0.23%
Portfolio turnover rate                                                        59%(f)             68%(f)           188%
-----------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            (UNAUDITED)
                                                            PERIOD ENDED
                                                            FEBRUARY 29,
CLASS C SHARES                                                2004 (a)
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $16.42
------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                           (0.07)
Net realized and unrealized gain on investments
  and foreign currency                                             2.13
                                                             ----------
Total from investment operations                                   2.06
-----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $18.48
Total return (c)(d)(e)                                           12.55%
-----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $3,149
Ratio of expenses to average net assets (f)(g)                    2.28%
Ratio of net investment loss to average net assets (f)(g)       (1.05)%
Waiver (g)                                                        0.15%
Portfolio turnover rate                                             59%(e)
-----------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.



                                                                      (UNAUDITED)
                                                                       SIX MONTHS
                                                                         ENDED           PERIOD ENDED       PERIOD ENDED
                                                                      FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                           2004              2003 (a)           2002 (b)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $15.81             $13.11             $12.72
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                      (0.05)             (0.05)             (0.01)
Net realized and unrealized gain on investments and foreign currency          2.70               2.75               0.40
                                                                      ------------       ------------       ------------
Total from investment operations                                              2.65               2.70               0.39
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $18.46             $15.81             $13.11
Total return (d)(e)(f)                                                      16.76%             20.59%              3.07%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                      $821               $704               $355
Ratio of expenses to average net assets (g)(h)                               1.93%              2.34%              2.28%
Ratio of net investment loss to average net assets (g)(h)                  (0.57)%            (0.48)%            (0.43)%
Waiver (h)                                                                   0.15%              0.15%              0.15%
Portfolio turnover rate                                                        59%(f)             68%(f)            188%
------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                             (UNAUDITED)
                                             SIX MONTHS
                                               ENDED            PERIOD ENDED            YEAR ENDED DECEMBER 31,   PERIOD ENDED
                                             FEBRUARY 29,         AUGUST 31,         ----------------------------  DECEMBER 31,
CLASS Z SHARES                                  2004              2003 (a)            2002 (b)           2001       2000 (c)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $15.98              $13.14              $14.52           $11.23     $10.00
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.03(d)             0.08(d)             0.10(d)          0.05       0.02
Net realized and unrealized gain
  (loss) on investments
  and foreign currency                              2.74                2.76               (1.35)            3.29       1.23
                                             -----------         -----------         -----------      -----------  ---------
Total from investment operations                    2.77                2.84               (1.25)            3.34       1.25
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                         (0.11)                 --               (0.11)           (0.05)     (0.02)
From net realized gains                               --                  --               (0.02)              --         --
                                             -----------         -----------         -----------      -----------  ---------
Total distributions                                (0.11)                 --               (0.13)           (0.05)     (0.02)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $18.64              $15.98              $13.14           $14.52     $11.23
Total return (e)                                  17.36%(f)(g)        21.61%(f)(g)       (8.56)%(f)        29.76%     12.25%(f)(g)
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $259,830            $227,454            $209,610         $139,504     $9,526
Ratio of expenses to average net assets (h)        0.98%(i)            1.08%(i)            1.23%            1.13%      1.34%(i)
Ratio of net investment income to
  average net assets (h)                           0.37%(i)            0.82%(i)            0.62%            0.71%      1.92%(i)
Waiver                                             0.03%(i)            0.03%(i)            0.03%              --       3.97%(i)
Portfolio turnover rate                              59%(g)              68%(g)             188%             278%        64%(g)
----------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c) The Fund commenced investment operations on October 27, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                          COLUMBIA BALANCED FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                             (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $19.18             $17.52             $17.58
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.15               0.16               0.03
Net realized and unrealized gain on investments                      1.72               1.64                 --(d)
                                                             ------------       ------------       ------------
Total from investment operations                                     1.87               1.80               0.03
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.13)             (0.14)             (0.09)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $20.92             $19.18             $17.52
Total return (e)(f)                                                 9.79%             10.35%              0.19%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $1,946               $670               $146
Ratio of expenses to average net assets (g)(h)                      1.09%              1.42%              1.17%
Ratio of net investment income to average net assets (g)(h)         1.45%              1.32%              2.03%
Portfolio turnover rate                                               77%(f)            110%(f)             98%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.



                                                             (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $19.16             $17.52             $17.58
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.07               0.07               0.02
Net realized and unrealized gain (loss) on investments               1.73               1.65              (0.01)
                                                             ------------       ------------       ------------
Total from investment operations                                     1.80               1.72               0.01
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.06)             (0.08)             (0.07)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $20.90             $19.16             $17.52
Total return (d)(e)                                                 9.40%              9.83%              0.06%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $5,755             $3,349               $608
Ratio of expenses to average net assets (f)(g)                      1.80%              2.17%              1.92%
Ratio of net investment income to average net assets (f)(g)         0.75%              0.59%              1.28%
Portfolio turnover rate                                               77%(e)            110%(e)             98%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                          COLUMBIA BALANCED FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             (UNAUDITED)
                                                             PERIOD ENDED
                                                             FEBRUARY 29,
CLASS C SHARES                                                 2004 (a)
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $19.59
-------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                            0.06
Net realized and unrealized gain on investments                      1.29
                                                             ------------
Total from investment operations                                     1.35
-------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.04)
-------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $20.90
Total return (c)(d)                                                 6.92%
-------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $527
Ratio of expenses to average net assets (e)(f)                      1.78%
Ratio of net investment income to average net assets (e)(f)         0.86%
Portfolio turnover rate                                               77%(d)
-------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) Annualized.



                                                             (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $19.17             $17.51             $17.58
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.08               0.11               0.02
Net realized and unrealized gain (loss) on investments               1.71               1.64              (0.02)
                                                             ------------       ------------       ------------
Total from investment operations                                     1.79               1.75                 --
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.07)             (0.09)             (0.07)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $20.89             $19.17             $17.51
Total return (d)(e)                                                 9.37%             10.01%              0.01%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $520               $770               $446
Ratio of expenses to average net assets (f)(g)                      1.81%              1.87%              1.92%
Ratio of net investment income to average net assets (f)(g)         0.82%              0.89%              1.28%
Portfolio turnover rate                                               77%(e)            110%(e)             98%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                          COLUMBIA BALANCED FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                     (UNAUDITED)
                                      SIX MONTHS
                                        ENDED      PERIOD ENDED                          YEAR ENDED DECEMBER 31,
                                     FEBRUARY 29,   AUGUST 31,     --------------------------------------------------------------
CLASS Z SHARES                          2004         2003 (a)       2002 (b)      2001           2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $19.19        $17.51         $20.67       $22.96          $24.72       $23.17     $21.42
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      0.18(c)       0.24(c)        0.47(c)      0.57(d)         0.67         0.69       0.72
Net realized and unrealized
  gain (loss) on investments               1.72          1.64          (3.13)       (2.27)(d)       (0.41)        2.21       3.52
                                      ---------     ---------      ---------    ---------     -----------   ----------  ---------
Total from investment operations           1.90          1.88          (2.66)       (1.70)           0.26         2.90       4.24
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                (0.18)        (0.20)         (0.50)       (0.59)          (0.68)       (0.69)     (0.73)
From net realized gains                      --            --             --           --           (1.34)       (0.66)     (1.76)
                                      ---------     ---------      ---------    ---------     -----------   ----------  ---------
Total distributions                       (0.18)        (0.20)         (0.50)       (0.59)          (2.02)       (1.35)     (2.49)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $20.91        $19.19         $17.51       $20.67          $22.96       $24.72     $23.17
Total return (e)                          9.99%(f)     10.81%(f)    (12.97)%      (7.40)%           0.82%       12.70%     20.07%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                       $613,337      $640,402       $668,290     $983,749      $1,126,854   $1,040,940   $975,381
Ratio of expenses to average
  net assets (g)                          0.77%(h)      0.77%(h)       0.70%        0.67%           0.65%        0.66%      0.67%
Ratio of net investment income
  to average net assets (g)               1.78%(h)      2.03%(h)       2.50%       2.70%(d)         2.73%        2.85%      3.22%
Portfolio turnover rate                     77%(f)       110%(f)         98%         111%            105%         133%       128%
----------------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.73% to 2.70%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                              (UNAUDITED)
                                                                               SIX MONTHS
                                                                                 ENDED           PERIOD ENDED       PERIOD ENDED
                                                                              FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                                   2004              2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $8.62              $8.67              $8.63
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                             0.08               0.10               0.04
Net realized and unrealized gain (loss) on investments and futures contracts          0.08              (0.03)              0.04
                                                                              ------------       ------------       ------------
Total from investment operations                                                      0.16               0.07               0.08
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                           (0.08)             (0.12)             (0.04)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                       $8.70              $8.62              $8.67
Total return (d)(e)(f)                                                               1.89%              0.82%              0.94%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                           $31,408            $37,261             $5,543
Ratio of expenses to average net assets (g)(h)                                       0.94%              1.00%              1.00%
Ratio of net investment income to average net assets (g)(h)                          1.92%              1.78%              3.53%
Reimbursement (h)                                                                    0.02%              0.05%              0.02%
Portfolio turnover rate                                                                29%(f)            137%(f)            182%
--------------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.



                                                                              (UNAUDITED)
                                                                               SIX MONTHS
                                                                                 ENDED           PERIOD ENDED       PERIOD ENDED
                                                                              FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                                   2004              2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $8.62              $8.67              $8.63
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                             0.05               0.07               0.03
Net realized and unrealized gain (loss) on investments and futures contracts          0.08              (0.04)              0.04
                                                                              ------------       ------------       ------------
Total from investment operations                                                      0.13               0.03               0.07
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                           (0.05)             (0.08)             (0.03)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                       $8.70              $8.62              $8.67
Total return (d)(e)(f)                                                               1.49%              0.35%              0.77%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                           $24,706            $26,965             $6,261
Ratio of expenses to average net assets (g)(h)                                       1.69%              1.75%              1.75%
Ratio of net investment income to average net assets (g)(h)                          1.15%              1.16%              2.78%
Reimbursement (h)                                                                    0.10%              0.15%              0.04%
Portfolio turnover rate                                                                29%(f)            137%(f)            182%
--------------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 (UNAUDITED)
                                                                PERIOD ENDED
                                                                 FEBRUARY 29,
CLASS C SHARES                                                    2004 (a)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $8.67
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                               0.06
Net realized and unrealized gain (loss) on investments
  and futures contracts                                                 0.02
                                                                 -----------
Total from investment operations                                        0.08
----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                             (0.05)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $8.70
Total return (c)(d)(e)                                                 0.98%
----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                              $1,859
Ratio of expenses to average net assets (f)(g)                         1.08%
Ratio of net investment income to average net assets (f)(g)            1.72%
Reimbursement (g)                                                      0.06%
Waiver (g)(h)                                                          0.60%
Portfolio turnover rate                                                  29%(e)
----------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.
(h) Amount represents voluntary waivers of service and distribution fees.



                                                                              (UNAUDITED)
                                                                               SIX MONTHS
                                                                                 ENDED           PERIOD ENDED       PERIOD ENDED
                                                                              FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                                   2004              2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $8.62              $8.67              $8.63
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                             0.08               0.10               0.04
Net realized and unrealized gain (loss) on investments and futures contracts          0.08              (0.04)              0.04
                                                                              ------------       ------------       ------------
Total from investment operations                                                      0.16               0.06               0.08
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                           (0.08)             (0.11)             (0.04)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                       $8.70              $8.62              $8.67
Total return (d)(e)(f)                                                               1.82%              0.72%              0.88%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                           $15,919            $18,512             $5,223
Ratio of expenses to average net assets (g)(h)                                       1.08%              1.15%              1.15%
Ratio of net investment income to average net assets (g)(h)                          1.76%              1.71%              3.38%
Reimbursement (h)                                                                      --%(i)           0.18%              0.04%
Waiver (h)(j)                                                                        0.60%              0.60%              0.60%
Portfolio turnover rate                                                                29%(f)            137%(f)            182%
--------------------------------------------------------------------------------------------------------------------------------

(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.
(j) Amounts represent voluntary waivers of service and distribution fees.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                              (UNAUDITED)
                                                                               SIX MONTHS
                                                                                 ENDED           PERIOD ENDED       PERIOD ENDED
                                                                              FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS G SHARES                                                                   2004              2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $8.62              $8.67              $8.63
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                             0.06               0.09               0.03
Net realized and unrealized gain (loss) on investments and futures contracts          0.08              (0.05)              0.04
                                                                              ------------       ------------       ------------
Total from investment operations                                                      0.14               0.04               0.07
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                           (0.06)             (0.09)             (0.03)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                       $8.70              $8.62              $8.67
Total return (d)(e)(f)                                                               1.59%              0.47%              0.85%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                            $1,285             $1,614             $1,874
Ratio of expenses to average net assets (g)(h)                                       1.49%              1.55%              1.55%
Ratio of net investment income to average net assets (g)(h)                          1.34%              1.58%              2.98%
Reimbursement (h)                                                                    0.23%              0.10%              0.05%
Portfolio turnover rate                                                                29%(f)            137%(f)            182%
--------------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class G shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor/Distributor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.



                                                                              (UNAUDITED)
                                                                               SIX MONTHS
                                                                                 ENDED           PERIOD ENDED       PERIOD ENDED
                                                                              FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS T SHARES                                                                   2004              2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $8.62              $8.67              $8.63
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                             0.09               0.13               0.04
Net realized and unrealized gain (loss) on investments and futures contracts          0.08              (0.05)              0.04
                                                                              ------------       ------------       ------------
Total from investment operations                                                      0.17               0.08               0.08
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                           (0.09)             (0.13)             (0.04)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                       $8.70              $8.62              $8.67
Total return (d)(e)(f)                                                               1.93%              0.93%              0.95%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                           $25,762            $28,230            $30,859
Ratio of expenses to average net assets (g)(h)                                       0.84%              0.90%              0.90%
Ratio of net investment income to average net assets (g)(h)                          2.00%              2.25%              3.63%
Reimbursement (h)                                                                    0.07%              0.04%              0.02%
Portfolio turnover rate                                                                29%(f)            137%(f)            182%
--------------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class T shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor/Distributor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                     (UNAUDITED)
                                      SIX MONTHS
                                        ENDED         PERIOD ENDED                       YEAR ENDED DECEMBER 31,
                                     FEBRUARY 29,      AUGUST 31,       ----------------------------------------------------------
CLASS Z SHARES                          2004            2003 (a)        2002 (b)       2001         2000         1999       1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $8.62            $8.67            $8.55       $8.36        $8.20        $8.39      $8.29
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      0.09(c)          0.14(c)          0.32(c)     0.46(d)      0.42         0.33       0.38
Net realized and unrealized
  gain (loss) on investments
  and futures contracts                    0.08            (0.05)            0.14        0.21(d)      0.16        (0.18)      0.14
                                      ---------        ---------        ---------    --------     --------     --------   --------
Total from investment operations           0.17             0.09             0.46        0.67         0.58         0.15       0.52
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                (0.09)           (0.14)           (0.34)      (0.46)       (0.42)       (0.33)     (0.38)
From net realized gains                      --               --               --(e)    (0.02)          --        (0.01)     (0.04)
                                      ---------        ---------        ---------    --------     --------     --------   --------
Total distributions                       (0.09)           (0.14)           (0.34)      (0.48)       (0.42)       (0.34)     (0.42)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $8.70            $8.62            $8.67       $8.55        $8.36        $8.20      $8.39
Total return (f)                          2.02%(g)(h)      1.06%(g)(h)      5.56%       8.07%(h)     7.26%(h)     1.80%      6.43%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                       $442,544         $436,593         $317,588     $62,930      $35,856      $38,072    $40,578
Ratio of expenses to average
  net assets (i)                          0.66%(j)         0.66%(j)         0.67%       0.75%        0.88%        0.91%      0.89%
Ratio of net investment income
  to average net assets (i)                2.19%(j)         2.36%(j)        3.86%       5.29%(d)     5.09%        4.09%      4.55%
Reimbursement                              0.04%(j)         0.07%(j)           --       0.16%        0.02%          --          --
Portfolio turnover rate                      29%(g)          137%(g)         182%        137%         147%         211%       182%
----------------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to increase the ratio of net investment income to average net assets from 5.26% to 5.29%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Not annualized.
(h) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                             (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $13.34             $13.52             $13.42
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.24               0.26               0.11
Net realized and unrealized gain (loss) on investments               0.33              (0.14)              0.08
                                                             ------------       ------------       ------------
Total from investment operations                                     0.57               0.12               0.19
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.26)             (0.30)             (0.09)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $13.65             $13.34             $13.52
Total return (d)(e)                                                 4.28%              0.84%              1.41%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $9,189             $7,503               $945
Ratio of expenses to average net assets (f)(g)                      1.06%              1.44%              0.92%
Ratio of net investment income to average net assets (f)(g)         3.62%              2.84%              4.78%
Portfolio turnover rate                                               82%(e)            161%(e)            103%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.



                                                             (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $13.34             $13.52             $13.42
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.19               0.20               0.09
Net realized and unrealized gain (loss) on investments               0.32              (0.15)              0.08
                                                             ------------       ------------       ------------
Total from investment operations                                     0.51               0.05               0.17
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.20)             (0.23)             (0.07)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $13.65             $13.34             $13.52
Total return (d)(e)                                                 3.88%              0.34%              1.27%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $4,716             $4,410             $1,466
Ratio of expenses to average net assets (f)(g)                      1.84%              2.10%              1.71%
Ratio of net investment income to average net assets (f)(g)         2.85%              2.22%              3.99%
Portfolio turnover rate                                               82%(e)            161%(e)            103%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             (UNAUDITED)
                                                             PERIOD ENDED
                                                             FEBRUARY 29,
CLASS C SHARES                                                 2004 (a)
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $13.50
------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                           0.16
Net realized and unrealized gain on investments                     0.16
                                                             -----------
Total from investment operations                                    0.32
------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                         (0.17)
------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $13.65
Total return (c)(d)(e)                                             2.39%
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $132
Ratio of expenses to average net assets (f)(g)                     1.62%
Ratio of net investment income to average net assets (f)(g)        2.91%
Waiver (g)(h)                                                      0.15%
Portfolio turnover rate                                              82%(e)
------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.
(h) Amount represents voluntary waivers of service and distribution fees.



                                                             (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $13.34             $13.52             $13.42
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.20               0.22               0.09
Net realized and unrealized gain (loss) on investments               0.33              (0.15)              0.08
                                                             ------------       ------------       ------------
Total from investment operations                                     0.53               0.07               0.17
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.22)             (0.25)             (0.07)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $13.65             $13.34             $13.52
Total return (d)(e)(f)                                              3.97%              0.51%              1.30%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $2,458             $2,632               $427
Ratio of expenses to average net assets (g)(h)                      1.66%              1.79%              1.58%
Ratio of net investment income to average net assets (g)(h)         3.04%              2.44%              4.12%
Waiver (h)(i)                                                       0.15%              0.15%              0.15%
Portfolio turnover rate                                               82%(f)            161%(f)            103%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Amounts represent voluntary waivers of service and distribution fees.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                     (UNAUDITED)
                                      SIX MONTHS
                                        ENDED       PERIOD ENDED                          YEAR ENDED DECEMBER 31,
                                     FEBRUARY 29,     AUGUST 31,    --------------------------------------------------------------
CLASS Z SHARES                           2004          2003 (a)     2002 (b)        2001            2000        1999        1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $13.34         $13.52         $13.22        $12.97         $12.44      $13.42      $13.41
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      0.26(c)        0.33(c)        0.67(c)       0.77(d)        0.82        0.78        0.83
Net realized and unrealized
  gain (loss) on investments               0.33          (0.16)          0.31          0.26(d)        0.53       (0.98)       0.14
                                      ---------      ---------      ---------     ---------      ---------   ---------   ---------
Total from investment operations           0.59           0.17           0.98          1.03           1.35       (0.20)       0.97
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                (0.28)         (0.35)         (0.68)        (0.78)         (0.82)      (0.78)      (0.83)
From net realized gains                      --             --             --            --             --          --(e)    (0.13)
                                      ---------      ---------      ---------     ---------      ---------   ---------   ---------
Total distributions                       (0.28)         (0.35)         (0.68)        (0.78)         (0.82)      (0.78)      (0.96)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $13.65         $13.34         $13.52        $13.22         $12.97      $12.44      $13.42
Total return (f)                          4.43%(g)       1.26%(g)       7.65%         8.13%         11.27%      (1.50)%      7.44%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                       $388,982       $506,046       $547,524      $465,743       $378,799    $397,147    $422,330
Ratio of expenses to average
  net assets (h)                          0.76%(i)       0.77%(i)       0.67%         0.66%          0.66%       0.64%       0.65%
Ratio of net investment income
  to average net assets (h)               3.91%(i)       3.66%(i)       5.03%         5.83%(d)       6.53%       6.03%       6.15%
Portfolio turnover rate                     82%(g)        161%(g)        103%          110%           105%        155%        107%
----------------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.92% to 5.83%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                           COLUMBIA NATIONAL MUNICIPAL BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                              (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.11             $10.28             $10.22
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.18               0.24               0.06
Net realized and unrealized gain (loss) on investments               0.45              (0.16)              0.10
                                                             ------------       ------------       ------------
Total from investment operations                                     0.63               0.08               0.16
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.18)             (0.24)             (0.06)
From net realized gains                                             (0.08)             (0.01)             (0.04)
                                                             ------------       ------------       ------------
Total distributions                                                 (0.26)             (0.25)             (0.10)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.48             $10.11             $10.28
Total return (d)(e)(f)                                              6.28%              0.75%              1.59%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $969               $398                $67
Ratio of expenses to average net assets (g)(h)                      0.90%              0.90%              0.90%
Ratio of net investment income to average net assets (g)(h)         3.42%              3.49%              3.85%
Reimbursement (h)                                                   1.63%              2.87%              0.56%
Portfolio turnover rate                                                9%(f)             12%(f)             43%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.



                                                              (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.11             $10.28             $10.22
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.14               0.19               0.05
Net realized and unrealized gain (loss) on investments               0.45              (0.16)              0.10
                                                             ------------       ------------       ------------
Total from investment operations                                     0.59               0.03               0.15
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.14)             (0.19)             (0.05)
From net realized gains                                             (0.08)             (0.01)             (0.04)
                                                             ------------       ------------       ------------
Total distributions                                                 (0.22)             (0.20)             (0.09)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.48             $10.11             $10.28
Total return (d)(e)(f)                                              5.89%              0.25%              1.47%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $774               $593                $72
Ratio of expenses to average net assets (g)(h)                      1.65%              1.65%              1.65%
Ratio of net investment income to average net assets (g)(h)         2.76%              2.77%              3.10%
Reimbursement (h)                                                   1.48%              2.82%              0.56%
Portfolio turnover rate                                                9%(f)             12%(f)             43%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                           COLUMBIA NATIONAL MUNICIPAL BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             (UNAUDITED)
                                                             PERIOD ENDED
                                                             FEBRUARY 29,
CLASS C SHARES                                                 2004 (a)
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.26
-------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                            0.12
Net realized and unrealized gain on investments                      0.30
-------------------------------------------------------------------------
Total from investment operations                                     0.42
                                                             ------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.12)
From net realized gains                                             (0.08)
                                                             ------------
Total distributions                                                 (0.20)
-------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.48
Total return (c)(d)(e)                                               4.10%
-------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $819
Ratio of expenses to average net assets (f)(g)                       1.30%
Ratio of net investment income to average net assets (f)(g)          3.09%
Reimbursement (g)                                                    1.81%
Waiver (g)(h)                                                        0.35%
Portfolio turnover rate                                                 9%(e)
-------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.
(h) Amount represents voluntary waivers of service and distribution fees.



                                                              (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.11             $10.28             $10.22
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.16               0.21               0.05
Net realized and unrealized gain (loss) on investments               0.45              (0.16)              0.10
                                                             ------------       ------------       ------------
Total from investment operations                                     0.61               0.05               0.15
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.16)             (0.21)             (0.05)
From net realized gains                                             (0.08)             (0.01)             (0.04)
                                                             ------------       ------------       ------------
Total distributions                                                 (0.24)             (0.22)             (0.09)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.48             $10.11             $10.28
Total return (d)(e)(f)                                              6.07%              0.47%              1.51%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $502               $443                $50
Ratio of expenses to average net assets (g)(h)                      1.30%              1.30%              1.30%
Ratio of net investment income to average net assets (g)(h)         3.11%              3.00%              3.45%
Reimbursement (h)                                                   1.34%              2.86%              0.56%
Waiver (h)(i)                                                       0.35%              0.35%              0.35%
Portfolio turnover rate                                                9%(f)             12%(f)             43%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Amounts represent voluntary waivers of service and distribution fees.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                           COLUMBIA NATIONAL MUNICIPAL BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                            (UNAUDITED)
                                             SIX MONTHS
                                               ENDED      PERIOD ENDED                   YEAR ENDED DECEMBER 31,
                                            FEBRUARY 29,   AUGUST 31,      -------------------------------------------------
CLASS Z SHARES                                2004          2003 (a)       2002 (b)        2001           2000      1999 (C)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $10.11         $10.28          $9.77         $9.82          $9.28      $10.00
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.19(d)        0.27(d)        0.41(d)       0.44(e)        0.44        0.34
Net realized and unrealized
  gain (loss) on investments                     0.45          (0.17)          0.55         (0.03)(e)       0.54       (0.72)
                                             --------       --------       --------      --------       --------    --------
Total from investment operations                 0.64           0.10           0.96          0.41           0.98       (0.38)
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                      (0.19)         (0.26)         (0.41)        (0.44)         (0.44)      (0.34)
From net realized gains                         (0.08)         (0.01)         (0.04)        (0.02)            --          --
                                             --------       --------       --------      --------       --------    --------
Total distributions                             (0.27)         (0.27)         (0.45)        (0.46)         (0.44)      (0.34)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $10.48         $10.11         $10.28         $9.77          $9.82       $9.28
Total return (f)(g)                             6.41%(h)       1.00%(h)      10.04%         4.16%         10.87%     (3.93)%(h)
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $12,993        $14,349        $16,470       $13,769        $10,898     $10,135
Ratio of expenses to average net assets (i)     0.65%(j)       0.65%(j)       0.65%         0.65%          0.65%       0.65%(j)
Ratio of net investment income
  to average net assets (i)                     3.79%(j)       3.86%(j)       4.10%         4.44%(e)       4.68%       4.21%(j)
Reimbursement                                   1.31%(j)       1.90%(j)       0.50%         0.66%          0.64%       1.07%(j)
Portfolio turnover rate                            9%(h)         12%(h)         43%           20%            21%         12%(h)
----------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c) The Fund commenced investment operations on February 10, 1999. Per share data, total return and portfolio turnover rate reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 4.47% to 4.44%. The impact to net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                             COLUMBIA OREGON MUNICIPAL BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                              (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $12.25             $12.50             $12.52
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.23               0.29               0.08
Net realized and unrealized gain (loss) on investments               0.56              (0.22)              0.07
                                                             ------------       ------------       ------------
Total from investment operations                                     0.79               0.07               0.15
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.24)             (0.31)             (0.08)
From net realized gains                                             (0.14)             (0.01)             (0.09)
                                                             ------------       ------------       ------------
Total distributions                                                 (0.38)             (0.32)             (0.17)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $12.66             $12.25             $12.50
Total return (d)(e)                                                 6.49%              0.56%              1.19%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $2,693             $2,138               $477
Ratio of expenses to average net assets (f)(g)                      0.95%              1.16%              0.92%
Ratio of net investment income to average net assets (f)(g)         3.75%              3.52%              4.11%
Portfolio turnover rate                                                7%(e)             10%(e)             21%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.



                                                             (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $12.25             $12.50             $12.52
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.18               0.24               0.06
Net realized and unrealized gain (loss) on investments               0.56              (0.23)              0.08
                                                             ------------       ------------       ------------
Total from investment operations                                     0.74               0.01               0.14
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.19)             (0.25)             (0.07)
From net realized gains                                             (0.14)             (0.01)             (0.09)
                                                             ------------       ------------       ------------
Total distributions                                                 (0.33)             (0.26)             (0.16)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $12.66             $12.25             $12.50
Total return (d)(e)                                                 6.09%              0.05%              1.10%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $1,379               $999               $373
Ratio of expenses to average net assets (f)(g)                      1.71%              1.86%              1.67%
Ratio of net investment income to average net assets (f)(g)         2.96%              2.83%              3.36%
Portfolio turnover rate                                                7%(e)             10%(e)             21%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                             COLUMBIA OREGON MUNICIPAL BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             (UNAUDITED)
                                                             PERIOD ENDED
                                                             FEBRUARY 29,
CLASS C SHARES                                                 2004 (a)
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $12.42
-------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                            0.16
Net realized and unrealized gain on investments                      0.38
                                                             ------------
Total from investment operations                                     0.54
-------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.16)
From net realized gains                                             (0.14)
                                                             ------------
Total distributions                                                 (0.30)
-------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $12.66
Total return (c)(d)(e)                                              4.42%
-------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                              $63
Ratio of expenses to average net assets (f)(g)                      1.31%
Ratio of net investment income to average net assets (f)(g)         3.25%
Waiver (g)(h)                                                       0.35%
Portfolio turnover rate                                                7%(e)
-------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.
(h) Amount represents voluntary waivers of service and distribution fees.



                                                             (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $12.25             $12.50             $12.52
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.21               0.27               0.07
Net realized and unrealized gain (loss) on investments               0.55              (0.23)              0.07
                                                             ------------       ------------       ------------
Total from investment operations                                     0.76               0.04               0.14
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.21)             (0.28)             (0.07)
From net realized gains                                             (0.14)             (0.01)             (0.09)
                                                             ------------       ------------       ------------
Total distributions                                                 (0.35)             (0.29)             (0.16)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $12.66             $12.25             $12.50
Total return (d)(e)(f)                                              6.28%              0.32%              1.14%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $805               $700               $488
Ratio of expenses to average net assets (g)(h)                      1.36%              1.43%              1.32%
Ratio of net investment income to average net assets (g)(h)         3.35%              3.30%              3.71%
Waiver (h)(i)                                                       0.35%              0.35%              0.35%
Portfolio turnover rate                                                7%(f)             10%(f)             21%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Amounts represent voluntary waivers of service and distribution fees.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                             COLUMBIA OREGON MUNICIPAL BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                     (UNAUDITED)
                                      SIX MONTHS
                                        ENDED      PERIOD ENDED                           YEAR ENDED DECEMBER 31,
                                     FEBRUARY 29,   AUGUST 31,     ---------------------------------------------------------------
CLASS Z SHARES                          2004        2003 (a)        2002 (b)      2001           2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $12.25        $12.50         $12.08       $12.13         $11.56       $12.46       $12.47
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      0.25(c)       0.34(c)        0.55(c)      0.57(d)        0.58         0.56         0.58
Net realized and unrealized
  gain (loss) on investments               0.56         (0.23)          0.54        (0.02)(d)       0.58        (0.88)        0.10
                                      ---------     ---------      ---------    ---------      ---------    ---------    ---------
Total from investment operations           0.81          0.11           1.09         0.55           1.16        (0.32)        0.68
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                (0.26)        (0.35)         (0.55)       (0.57)         (0.58)       (0.56)       (0.58)
From net realized gains                   (0.14)        (0.01)         (0.12)       (0.03)         (0.01)       (0.02)       (0.11)
                                      ---------     ---------      ---------    ---------      ---------    ---------    ---------
Total distributions                       (0.40)        (0.36)         (0.67)       (0.60)         (0.59)       (0.58)       (0.69)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $12.66        $12.25         $12.50       $12.08         $12.13       $11.56       $12.46
Total return (e)                          6.65%(f)      0.83%(f)       9.24%        4.55%         10.28%      (2.65)%        5.58%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                       $481,425      $485,427       $508,865     $491,638       $436,544     $409,919     $462,809
Ratio of expenses to average
  net assets (g)                          0.65%(h)      0.68%(h)       0.58%        0.57%          0.58%        0.57%        0.58%
Ratio of net investment income
  to average net assets (g)               4.07%(h)      4.13%(h)       4.45%        4.64%(d)       4.92%        4.64%        4.60%
Portfolio turnover rate                      7%(f)        10%(f)         21%          14%            22%          28%          17%
----------------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was less than $0.01 to net investment income and net realized and unrealized loss per share and less than 0.01% to the ratio of net investment income to average net assets. Per share data and ratios for the periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                        COLUMBIA HIGH YIELD FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                             (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $8.49              $8.37              $8.17
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.24               0.33               0.09
Net realized and unrealized gain on investments                      0.30               0.15               0.20
                                                             ------------       ------------       ------------
Total from investment operations                                     0.54               0.48               0.29
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.26)             (0.36)             (0.09)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $8.77              $8.49              $8.37
Total return (d)(e)                                                 6.48%              5.81%              3.50%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $288,249           $193,267            $33,992
Ratio of expenses to average net assets (f)(g)                      1.00%              1.07%              1.15%
Ratio of net investment income to average net assets (f)(g)         5.64%              5.82%              6.46%
Portfolio turnover rate                                               14%(e)             38%(e)             42%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.



                                                             (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $8.49              $8.37              $8.17
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.21               0.28               0.07
Net realized and unrealized gain on investments                      0.30               0.15               0.20
                                                             ------------       ------------       ------------
Total from investment operations                                     0.51               0.43               0.27
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.23)             (0.31)             (0.07)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $8.77              $8.49              $8.37
Total return (d)(e)                                                 6.06%              5.20%              3.33%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $106,288            $89,950            $16,701
Ratio of expenses to average net assets (f)(g)                      1.78%              1.94%              1.90%
Ratio of net investment income to average net assets (f)(g)         4.86%              4.93%              5.71%
Portfolio turnover rate                                               14%(e)             38%(e)             42%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                        COLUMBIA HIGH YIELD FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             (UNAUDITED)
                                                             PERIOD ENDED
                                                             FEBRUARY 29,
CLASS C SHARES                                                 2004 (a)
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $8.64
-------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                            0.15
Net realized and unrealized gain on investments                      0.16
                                                             ------------
Total from investment operations                                     0.31
-------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.18)
-------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $8.77
Total return (c)(d)(e)                                              3.58%
-------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $14,450
Ratio of expenses to average net assets (f)(g)                      1.60%
Ratio of net investment income to average net assets (f)(g)         4.62%
Waiver (g)(h)                                                       0.15%
Portfolio turnover rate                                               14%(e)
-------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.
(h) Amount represents voluntary waivers of service and distribution fees.



                                                             (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED           PERIOD ENDED       PERIOD ENDED
                                                             FEBRUARY 29,        AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                  2004              2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $8.49              $8.37              $8.17
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                            0.22               0.29               0.07
Net realized and unrealized gain on investments                      0.30               0.15               0.20
                                                             ------------       ------------       ------------
Total from investment operations                                     0.52               0.44               0.27
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.24)             (0.32)             (0.07)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $8.77              $8.49              $8.37
Total return (d)(e)(f)                                              6.15%              5.35%              3.35%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $107,351           $103,559            $18,035
Ratio of expenses to average net assets (g)(h)                      1.61%              1.73%              1.75%
Ratio of net investment income to average net assets (g)(h)         5.04%              5.12%              5.86%
Waiver (h)(i)                                                       0.15%              0.15%              0.15%
Portfolio turnover rate                                               14%(f)             38%(f)             42%
---------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Amounts represent voluntary waivers of service and distribution fees.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                        COLUMBIA HIGH YIELD FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                       (UNAUDITED)
                                        SIX MONTHS
                                          ENDED        PERIOD ENDED                          YEAR ENDED DECEMBER 31,
                                       FEBRUARY 29,      AUGUST 31,     ----------------------------------------------------------
CLASS Z SHARES                             2004           2003 (a)       2002 (b)      2001           2000      1999        1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $8.49            $8.37         $8.87        $8.98         $9.32      $9.84     $10.04
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.25(c)          0.35(c)       0.57(c)      0.67(d)       0.75       0.74       0.76
Net realized and unrealized
  gain (loss) on investments                  0.30             0.15         (0.48)       (0.09)(d)     (0.34)     (0.51)     (0.15)
                                       -----------      -----------     ---------    ---------      --------   --------   --------
Total from investment operations              0.55             0.50          0.09         0.58          0.41       0.23       0.61
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                   (0.27)           (0.38)        (0.59)       (0.69)        (0.75)     (0.74)     (0.76)
From net realized gains                         --               --            --           --            --      (0.01)     (0.05)
                                       -----------      -----------     ---------    ---------      --------   --------   --------
Total distributions                          (0.27)           (0.38)        (0.59)       (0.69)        (0.75)     (0.75)     (0.81)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $8.77            $8.49         $8.37        $8.87         $8.98      $9.32      $9.84
Total return (e)                             6.60%(f)         6.04%(f)      1.17%        6.63%         4.61%      2.38%      6.26%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                        $1,361,644       $1,197,340      $702,785     $238,994       $97,575    $71,678    $57,524
Ratio of expenses to average
  net assets (g)                             0.76%(h)         0.82%(h)      0.77%        0.85%         0.93%      0.91%      0.95%
Ratio of net investment income
  to average net assets (g)                  5.89%(h)         6.19%(h)      6.84%        7.47%(d)      8.22%      7.71%      7.52%
Portfolio turnover rate                        14%(f)           38%(f)        42%          69%           50%        49%        79%
----------------------------------------------------------------------------------------------------------------------------------



(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 7.64% to 7.47%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                   COLUMBIA DAILY INCOME COMPANY
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                      (UNAUDITED)
                                      SIX MONTHS
                                         ENDED      PERIOD ENDED                            YEAR ENDED DECEMBER 31,
                                      FEBRUARY 29,   AUGUST 31,   -----------------------------------------------------------------
CLASS Z SHARES                           2004        2003 (a)       2002 (b)         2001        2000          1999         1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $1.000        $1.000          $1.000         $1.000       $1.000       $1.000       $1.000
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                     0.002(c)      0.004(c)        0.012(c)       0.036        0.058        0.046        0.050
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income               (0.002)       (0.004)         (0.012)        (0.036)      (0.058)      (0.046)      (0.050)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $1.000        $1.000          $1.000         $1.000       $1.000       $1.000       $1.000
Total return (d)                          0.17%(e)      0.40%(e)        1.17%          3.70%        6.00%        4.71%        5.09%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                       $749,702      $898,164      $1,136,075     $1,253,535   $1,198,151   $1,165,289   $1,109,141
Ratio of expenses to average
  net assets (f)                          0.71%(g)      0.69%(g)        0.60%          0.60%        0.60%        0.64%        0.62%
Ratio of net investment income
  to average net assets (f)               0.34%(g)      0.53%(g)        1.16%          3.61%        5.82%        4.61%        4.97%
----------------------------------------------------------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.

SHAREHOLDER MEETING RESULTS_____________________________________________________
                                                                  COLUMBIA FUNDS

On October 7, 2003, a Special Meeting of Shareholders of the Columbia Funds was held to conduct a vote for and against the approval of the Items listed on the Proxy Statement for said meeting. The Items listed on the Proxy Statement were as follows:

PROPOSAL 1.

NOMINATION AND ELECTION OF THE FOLLOWING DIRECTORS:

         Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Patrick
         J. Simpson, Thomas E. Stitzel, Thomas C. Theobald, Anne-Lee Verville and Richard L. Woolworth.

PROPOSALS 2., 3., AND 4.

To change the names of the following funds:


                                                         FOR           AGAINST         ABSTAIN
------------------------------------------------------------------------------------------------
Columbia Special Fund, Inc.
     to Columbia Mid Cap Growth Fund, Inc.          30,220,048.33     802,849.77    1,243,825.21
Columbia Strategic Value Fund, Inc.
     to Columbia Strategic Investor Fund, Inc.       9,650,683.60     638,426.16      408,254.92
Columbia Small Cap Fund, Inc.
     to Columbia Small Cap Growth Fund, Inc.        15,474,423.84      96,331.13      299,811.38


IMPORTANT INFORMATION ABOUT THIS REPORT_________________________________________
                                                                  COLUMBIA FUNDS


TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02111

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Funds.

This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

                      This page intentionally left blank.

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an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA FUNDS  SEMIANNUAL REPORT, FEBRUARY 29, 2004


                                                          PRSRT STD
                                                         U.S. Postage
                                                            PAID
                                                        Holliston, MA
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[Eagle head Logo]

      COLUMBIA FUNDS

      A Member of Columbia Management Group

      (C)2004 Columbia Funds Distributor, Inc.
      One Financial Center, Boston, MA 02111-2621
      800.426.3750 www.columbiafunds.com


                                               COL-03/317R-0204 (04/04) 04/0855


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ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Columbia National Municipal Bond Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ J. Kevin Connaughton
                         ----------------------------------------------
                          J. Kevin Connaughton, President and Treasurer

Date   May 6, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ J. Kevin Connaughton
                         ----------------------------------------------
                         J. Kevin Connaughton, President and Treasurer

Date    May 6, 2004
    -------------------------------------------------------------------